UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY MELLON FUNDS TRUST
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	02/28/23

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Funds Trust

BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Multi-Strategy Fund
BNY Mellon Small Cap Multi-Strategy Fund
BNY Mellon Focused Equity Opportunities Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon International Equity Income Fund
BNY Mellon Asset Allocation Fund

SEMI-ANNUAL REPORT February 28, 2023

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

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The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of September 1, 2022, through February 28, 2023, as provided by John C. Bailer, Brian C. Ferguson, David S. Intoppa and Keith Howell, Portfolio Managers of Newton Investment Management North America, LLC (sub-adviser).

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Income Stock Fund’s (the “fund”) Class M shares produced a total return of 8.00%, Investor shares produced a total return of 7.97%, Class A shares produced a total return of 7.84%, Class C shares produced a total return of 7.51%, Class I shares produced a total return of 7.98% and Class Y shares produced a total return of 8.03%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend™ Index (the “Index”), produced a total return of 3.11% for the same period.2

Income-oriented stocks performed well as investors began to anticipate an end to the monetary tightening policy implemented over the past year. The fund outperformed the Index due to favorable asset allocation and security selection.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Index.

Anticipating the End of Monetary Tightening, Markets Post Gains

The reporting period was defined by a shift in investor sentiment. Much of 2022 was marked by concerns about high inflation and a tightening in global monetary policy by the Federal Reserve (the “Fed”) and other major central banks. Geopolitical events, including the Russia-Ukraine War, also weighed on the market.

As 2022 progressed, inflation data and central bank monetary tightening policies dominated the market narrative. Slower growth prospects, supply-chain concerns and expectations that interest rates would be higher for a longer period negatively impacted stock valuations. Across Europe, a broad monetary tightening effort by the Bank of England and the European Central Bank was implemented. In the EU, high inflation readings dampened the growth outlook, while soaring energy prices became a focus for European policymakers.

The Fed raised rates in September, November and December 2022, and as inflation eased somewhat, investors began to anticipate an end to the Fed’s tightening program. The market appeared to reach a bottom early in the reporting period and rebounded into 2023. In February 2023, the Fed raised the federal funds rate again as inflation appeared to be more stubborn than expected. This resulted in the return of market volatility.

Performance Aided by Favorable Allocation and Stock Selection

The fund’s outperformance versus the Index benefited from both favorable asset allocation and stock selection decisions, especially in the utilities, consumer discretionary and materials sectors. The primary contributor was the fund’s underweight position and stock selection in the utilities sector. The underweight was advantageous as higher interest rates hampered the sector. But the fund’s position in PPL Corp., a Pennsylvania-based electric utility, also added to returns. The company continued to benefit from its investments in renewable energy. In the consumer discretionary sector, a position in International Game Technology PLC, which serves the gaming industry with equipment and online venues, performed well on strong cash flows and on raised guidance. The company’s resilience during economic downturns also supported performance. In the materials sector, shares of copper mining company Freeport-McMoRan, Inc. added to relative returns, gaining 40% during the period. The company benefited from the reopening of China’s economy and from secular trends such as the growth of electric vehicles.

On a less positive note, positions in the financials and health care sectors detracted from returns. In the financials sector, a position in regional bank Comerica, Inc. detracted. Like other regional banks, the company’s shares came under pressure on worries that deposit pricing would rise and fears of deposit outflows. In the health care sector, the fund’s position in UnitedHealth Group, Inc., a health care provider, lagged. These shares had performed well but may have paused as a result of potential concerns about Medicare reimbursement rates.

Opportunities in Financials and Health Care

We continue to find attractive opportunities in the financials and health care sectors. In financials, we favor large banks, which have strong deposit franchises. We also find the insurance industry appealing since we believe they will enjoy strong float income now that the fixed-income market is offering more attractive yields. In health care, we believe the pharmaceutical industry will perform well. Valuations are still attractive, as are dividend yields. Many companies in this industry also have healthy drug pipelines.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 30, 2023, for Class A, Class C, Class I and Class Y, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns for those share classes would have been lower.

2 Source: Lipper Inc. – The Dow Jones U.S. Select Dividend™ Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative, historical, five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative, trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least U.S. $1 billion, and a three-month average daily trading volume of 200,000 shares. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2022, through February 28, 2023, as provided by Alicia Levine, Primary Portfolio Manager responsible for investment allocation decisions.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Mid Cap Multi-Strategy Fund’s (the “fund”) Class M shares produced a total return of 5.51%, and Investor shares produced a total return of 5.38%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), produced a total return of 4.69% for the reporting period.2 The Russell Midcap® Growth Index and Russell Midcap® Value Index, the fund’s secondary benchmarks, produced total returns of 5.31% and 4.34%, respectively, for the same period.3,4

Mid-cap stocks gained ground over the reporting period as investors began to anticipate the end of the Federal Reserve’s (the “Fed”) monetary tightening program. The fund outperformed the Index due to outperformance by three of the underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of mid-cap companies. The fund considers mid-cap companies to be those companies with market capitalizations that are within the market-capitalization range of companies comprising the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy, and Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Anticipating the End of Monetary Tightening, Markets Post Gains

The reporting period was defined by a shift in investor sentiment. Much of 2022 was marked by concerns about high inflation and a tightening in global monetary policy by the Fed and other major central banks. Geopolitical events, including the Russia-Ukraine War, also weighed on the market.

As 2022 progressed, inflation data and central bank monetary tightening policies dominated the market narrative. Slower growth prospects, supply-chain concerns and expectations that interest rates would be higher for a longer period negatively impacted stock valuations. Across Europe, a broad monetary tightening effort by the Bank of England and the European Central Bank was implemented. In the EU, high inflation readings dampened the growth outlook, while soaring energy prices became a focus for European policymakers.

The Fed raised rates in September, November and December 2022, and as inflation eased somewhat, investors began to anticipate an end to the Fed’s tightening program. The market appeared to reach a bottom early in the reporting period and rebounded into 2023. In February 2023, the Fed raised the federal funds rate again as inflation appeared to be more stubborn than expected. This resulted in the return of market volatility.

Three Strategies Contributed Positively

The fund’s relative performance was aided by three of the five underlying strategies. The primary contributor was the Mid Cap Growth Strategy, which outperformed both the Index and the Russell Midcap Growth Index. An overweight to this category also contributed positively. In the value category, the Boston Midcap Value Strategy contributed positively as well, outperforming both the Index and the category benchmark. In the tax-managed category, the Midcap Tax-Managed Core Strategy made a slightly positive contribution.

On the other hand, two underlying strategies detracted from relative performance. In the growth-oriented category, the Geneva Midcap Growth Strategy fell short of the category benchmark, while in the value-oriented category, the Opportunistic Midcap Value Strategy lagged.

Tighter Credit Availability and Sticky Inflation Adds to an Uncertain Outlook

We expect a range-bound and volatile market, with 50% chance of a mild recession in the U.S. in 2023.

We believe that inflation has peaked but remains sticky. Sticky inflation combined with rising concerns over the health of the banking system makes the Fed’s job of ensuring financial stability more challenging. Economic activity had been improving to start 2023 but whether stronger growth can persist remains uncertain and dependent on the impact of the Fed’s tightening cycle on the economy and jobs.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap Value® Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Russell Midcap® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Russell Midcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2022, through February 28, 2023, as provided by Alicia Levine, Primary Portfolio Manager responsible for investment allocation decisions.

Fund and Market Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Small Cap Multi-Strategy Fund’s (the “fund”) Class M shares produced a total return of 3.66%, and Investor shares produced a total return of 3.51%.1 In comparison, the fund’s primary benchmark, the Russell 2000® Index (the “Index”), produced a total return of 3.63% for the same period.2 The Russell 2000® Growth Index and Russell 2000® Value Index, the fund’s secondary benchmarks, produced total returns of 3.06% and 4.20%, respectively, for the same period.3,4

Small-cap stocks gained ground over the reporting period as investors began to anticipate the end of the Federal Reserve’s (the “Fed) monetary tightening program. The fund’s Class M shares outperformed the Index, while the Investor shares lagged slightly. Two of the fund’s underlying strategies outperformed their benchmarks, contributing positively to performance.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy—all of which are more fully described in the fund’s prospectus.

Anticipating the End of Monetary Tightening, Markets Post Gains

The reporting period was defined by a shift in investor sentiment. Much of 2022 was marked by concerns about high inflation and a tightening in global monetary policy by the Fed and other major central banks. Geopolitical events, including the Russia-Ukraine War, also weighed on the market.

As 2022 progressed, inflation data and central bank monetary tightening policies dominated the market narrative. Slower growth prospects, supply-chain concerns and expectations that interest rates would be higher for a longer period negatively impacted stock valuations. Across Europe, a broad monetary tightening effort by the Bank of England and the European Central Bank was implemented. In the EU, high inflation readings dampened the growth outlook, while soaring energy prices became a focus for European policymakers.

The Fed raised rates in September, November and December 2022, and as inflation eased somewhat, investors began to anticipate an end to the Fed’s tightening program. The market appeared to reach a bottom early in the reporting period and rebounded into 2023. In February 2023, the Fed raised the federal funds rate again as inflation appeared to be more stubborn than expected. This resulted in the return of market volatility.

Value-Oriented and Opportunistic Strategies Drove Performance

The primary positive contributors to the fund’s returns versus the Index were the value-oriented and opportunistic categories. The Small Cap Value Strategy outperformed the overall Index as well as the Russell 2000® Value Index. The Opportunistic Small Cap Strategy also easily outperformed the overall Index.

On the other hand, the weakest performance came in the Small Cap Growth category. The underlying fund in this category lagged both the Russell 2000® Growth Index and the overall Index. Asset allocation decisions across the underlying strategies produced little effect on performance.

Tighter Credit Availability and Sticky Inflation Adds to an Uncertain Outlook

We expect a range-bound and volatile market, with 50% chance of a mild recession in the U.S. in 2023.

We believe that inflation has peaked but remains sticky. Sticky inflation combined with rising concerns over the health of the banking system makes the Fed’s job of ensuring financial stability more challenging. Economic activity had been improving to start 2023 but whether stronger growth can persist remains uncertain and dependent on the impact of the Fed’s tightening cycle on the economy and jobs.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Russell 2000® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000 ®Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Russell 2000 ®Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2022, through February 28, 2023, as provided by Donald Sauber and Thomas Lee, Portfolio Managers of BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Focused Equity Opportunities Fund’s (the “fund”) Class M shares produced a total return of .66%, and Investor shares produced a total return of .56%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 1.26% for the same period.2

Equities generally gained modest ground during the period as inflationary pressures appeared to ease, and the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate increases, while the U.S. and other major developed economies showed signs of continued growth. The fund underperformed the Index for the period, largely due to relatively weak returns in the information technology, energy and real estate sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by BNY Mellon Investment Adviser, Inc. to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund invests primarily in equity securities of U.S. issuers but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging-markets countries.

The portfolio manager monitors sector and security weightings and regularly evaluates the fund’s risk-adjusted returns to manage the risk profile of the fund’s portfolio. The portfolio manager adjusts exposure limits, as necessary.

Modest Economic Improvements Buoy Stocks

The reporting period began on a negative note as stocks broadly retreated in September and early October 2022 in the face of high rates of inflation and sharply rising interest rates. Although U.S. inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its third consecutive 0.75% increase to the federal funds rate in September, while indicating that additional increases were likely, increasing concerns of a possible recession. In Europe, inflation-related worries were exacerbated by Russia’s ongoing war in Ukraine, which increased energy prices and heightened regional geopolitical instability. In Asia, shares were further hampered by slowing growth in China due to the country’s “zero-COVID-19” lockdowns.

Equities recovered broadly beginning in mid-October as inflationary pressures eased, and economic data reassured investors that a recession was not imminent. In the United States, inflation dropped steadily, falling below 7% in December. While the Fed continued to hike rates, the scale of increases eased, with a fourth 0.75% increase in November, followed by a 0.50% increase in December and a 0.25% increase in January 2023. At the same time, the U.S. economy continued to grow, bolstered by strong consumer spending, rising wages and robust levels of employment. European economies also showed surprising strength despite the war in Ukraine, and China began to emerge from pandemic-related lockdowns. Overall equity market returns remained positive despite a downturn in February driven by renewed inflationary concerns, along with rising geopolitical tensions in Asia. Over the entire reporting period, traditionally defensive value-oriented and dividend-paying stocks tended to outperform growth-oriented shares. The best-performing sectors in the Index included industrials, materials and financials, while utilities, real estate and consumer discretionary lagged.

Exposure to Growth Stocks Detracts Relative Returns

As mentioned above, growth stocks remained out of favor during most of the reporting period. As a result, the fund’s long-term investment strategy, which focuses on high-quality growth companies, detracted from performance relative to the Index. The fund experienced particularly weak relative performance in the information technology sector, where semiconductor holdings NVIDIA Corp. and Advanced Micro Devices, Inc. produced notably disappointing returns. In the energy sector, performance suffered due to the timing of the fund’s investment in integrated oil and gas giant Exxon Mobil Corp, as well as overweight exposure to oil and gas exploration and production company Pioneer Natural Resources Co., which was undermined by cost inflation and acquisition concerns. In the lagging real estate sector, holdings in communications REIT (real estate investment trust) American Tower Corp. were hurt by rising interest rates, which put pressure on richly valued real estate names.

Conversely, relative performance benefited most from the fund’s underweight allocation to consumer discretionary and overweight allocation to industrials. Within consumer discretionary, holdings in casino company Las Vegas Sands Corp. rose on increased, post-pandemic casino traffic and the reopening of China. Lack of exposure to faltering shares in electric vehicle maker Tesla further bolstered relative returns. Among industrials, leading holdings included electrical equipment maker Eaton Corp., which rose on the secular growth of electric vehicles and the company’s moves to onshore/nearshore its supply chain, and agricultural and construction equipment maker Deere & Co., which saw increased levels of agricultural investment and equipment replacement. Another top performer, pharmaceutical maker AbbVie, Inc., gained ground with the company’s successful integration of Allergan, along with potentially profitable drug launches.

Positioned for Slowing Growth

Given current economic trends and data, we expect economic growth to slow in the coming months as inflation remains above the Fed’s target, interest rates continue to rise and commodity prices remain elevated. While margins may come under pressure in certain sectors, further challenging some cyclical growth companies, we believe the probability of a recession remains low. Accordingly, as of February 28, 2023, we have positioned the fund defensively, with sector allocations close to those of the

Index, maintaining a slight tilt in favor of value over growth. We are emphasizing secular growth over cyclical growth companies, except in the energy sector where we see greater cyclical opportunities arising from a persistent supply/demand imbalance. More generally, we have focused on high-quality companies generating significant free cash flow while maintaining low balance sheet leverage.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing or legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2022, through February 28, 2023, as provided by portfolio manager, James A. Lydotes, of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon International Fund’s (the “fund”) Class M shares produced a total return of 16.47%, and Investor shares produced a total return of 16.33%.1 In comparison, the fund’s benchmark, the MSCI EAFE® Index (the “Index”), produced a total return of 12.58% for the same period.2

International equity markets posted gains as investors began to anticipate an easing of tighter monetary policy that has occurred over the past year. The fund outperformed the Index primarily due to favorable sector allocations.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies, organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any size. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund will limit its investments in any single company to no more than 5% of the fund’s assets at the time of purchase.

The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Anticipating the End of Monetary Tightening, Markets Post Gains

The reporting period was defined by a shift in investor sentiment. Much of 2022 was marked by concerns about high inflation and a tightening in global monetary policy by the Federal Reserve (the “Fed”) and other major central banks. Geopolitical events, including the Russia-Ukraine War, also weighed on the market.

As 2022 progressed, inflation data and central bank monetary tightening policies dominated the market narrative. Slower growth prospects, supply-chain concerns and expectations that interest rates would be higher for a longer period negatively impacted stock valuations. Across Europe, a broad monetary tightening effort by the Bank of England and the European Central Bank was implemented. In the EU, high inflation readings dampened the growth outlook, while soaring energy prices became a focus for European policymakers.

The Fed raised rates in September, November and December 2022, and as inflation eased somewhat, investors began to anticipate an end to the Fed’s tightening program. The market appeared to reach a bottom early in the reporting period and rebounded into 2023. In February 2023, the Fed raised the federal funds rate again as inflation appeared to be more stubborn than expected. This resulted in the return of market volatility.

Sector Allocations Drove Results

The fund performed well relative to the index over the period due primarily to favorable sector allocations. Selections in the consumer discretionary sector were the leading contributors. These included especially luxury goods companies, including Burberry Group PLC and Mercedes-Benz Group AG. Both companies benefited from reorienting their product lines to eliminate lower-end products. LVMH SE, also a luxury good producer, also performed well, due in part to a strong U.S. dollar. The fund’s position in global advertising agencies also added to performance. Two companies in particular, WPP and Publicis Groupe SA, performed well as market share losses to digital advertising competitors appeared to be abating. Utilities in Europe also contributed to returns. In addition to continuing to move to renewables, they also benefited from the desire to reduce dependence on Russian energy sources. Italy’s Enel SpA was a leading contributor in this sector. Other contributors included an overweight position in the semiconductor industry, which performed well, and an overweight to Japan. Although Japan lagged the Index, the fund’s overweight position in Japanese banks made a significant contribution.

On a less positive note, the fund’s position in Recruit Holdings Co., a Japanese employment agency, detracted from performance. Although the company is benefiting from a strong job market, it has failed to execute well on its strategy. The fund also was hurt by its lack of exposure to Denmark-based pharmaceutical company Novo Nordisk, a leader in the insulin business, which posted a 30% gain during the reporting period.

Infrastructure Spending Could Boost Growth

Although the outlook is generally uncertain, a possible catalyst to the economy is infrastructure spending. In the U.S., the Inflation Reduction Act includes many incentives for increased infrastructure spending, and European firms have responded to these incentives. The European Union is also considering its own infrastructure proposals, which should benefit the European economy. The fund is overweight in Europe as valuations are attractive versus the U.S., and a likely weakening in the U.S. dollar is likely to benefit U.S. investors in that market.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Please note: The position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2022, through February 28, 2023, as provided by Paul Birchenough, Ian Smith and Alex Khosla, portfolio managers, of Newton Investment Management Limited, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Emerging Markets Fund’s (the “fund”) Class M shares produced a total return of −1.09%, and Investor shares produced a total return of −1.17%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of −2.29% for the same period.2

The reporting period was bookended by two down months for markets, as high inflation, higher-for-longer interest rates and geopolitical tensions dragged the Index down. This outweighed a period of more positive sentiment that persisted through much of the fourth quarter of 2022 and into the new year. The fund outperformed the Index, mainly due to positions in the energy sector and in China/Hong Kong.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging-markets countries generally include all countries represented by the Index. The fund may invest in companies of any size.

Normally, the fund will invest in a broad range of (and in any case, at least five different) emerging-markets countries. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Investor Sentiment, Inflation and Geopolitical Concerns Hinder Markets

The outlook for inflation and the trajectory of monetary policy continued to dominate the narrative within financial markets. The review period began with a large decline in the Index with the Federal Reserve (the “Fed”) raising interest rates by 75 basis points (bps), with a hawkish statement accompanying the rise, prompting investors to reassess their assumptions that rate hikes might have peaked. Meanwhile, the threat of nuclear escalation by Russia further unsettled markets.

In early October 2022, evidence of decelerating price growth in the U.S. ISM (Institute for Supply Management) manufacturing report raised hopes that inflation had peaked, ensuring risk assets got off to a flying start. Further positive momentum was injected the following month, when it was the turn of U.S. consumer price inflation to come in lower than expected. However, in spite of these encouraging developments, central bankers steadfastly maintained a hawkish tone, both in terms of their rhetoric and their actions.

The other key factor that drove the performance of EM in the fourth quarter of 2022 was the significant change in COVID policy in China. However, February 2023 saw emerging markets weaken again, as a re-escalation of U.S.-China tensions and concerns about persistently high inflation and higher-for-longer interest rates in the U.S. unsettled investors.

Performance Bolstered by Sector Allocations and Stock Selection

The most positive contributions to performance came from the energy sector and in China/Hong Kong. In the energy sector, having sold the stock in October 2022, the zero weighting in Brazil’s largest oil and gas producer, Petroleo Brasileiro SA, ADR, was the top contributor to relative returns, with its share price plunging in December 2022 as Brazilian lawmakers approved changes to a law that shields state-controlled companies from political interference. From a country perspective, China/Hong Kong was a top contributor to portfolio performance, as the fund’s holdings in China Resources Sanjiu Medical & Pharmaceutical Co., insurers AIA Group Ltd. and Ping An Insurance Group Company of China Ltd. and internet giant Tencent Holdings Ltd., among others, all outperformed on optimism of an economic reopening in China that would boost economic growth.

Detracting most from relative performance were the fund’s Brazilian financial holdings. The country’s second-largest private bank, Banco Bradesco SA, weakened over the period after reporting a fall in profits and raising its forecast for the amount of money it will set aside to cover bad loans this year. Brazilian exchange B3 SA- Brasil Bolsa Balcao reported lower volumes and lower-than-expected profits, due to cost increases. However, the company noted that the costs include restructuring charges related to efficiency measures. Investment platform XP reported a weak set of quarterly results in which revenue failed to meet consensus expectations by some margin. This was driven by its institutional and issuer services businesses primarily, with management calling out the high-rate environment and post-election uncertainty in Brazil.

Attractive long-term growth opportunities

We are more comfortable highlighting the longer-term opportunities in emerging markets. These are based on relatively higher levels of income growth, rapid increases in product penetration and scope for industry consolidation. We believe that there is a unique opportunity for emerging-markets companies that are well-exposed to reliable secular-growth trends and that can exploit this opportunity more than their peers with their differentiated customer offering and execution. Accordingly, we believe that emerging-markets investors who can identify the right growth themes and companies should be rewarded over the long term.

On a sector basis, the fund is most overweight in the consumer staples and industrials sectors. On a country basis, the fund remains most overweight in India, as we believe the country offers many of the best investment cases in emerging markets over five years and beyond.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed, or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2022, through February 28, 2023, as provided by Peter D. Goslin, CFA, of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon International Equity Income Fund Fund’s (the “fund”) Class M shares produced a total return of 11.75%, and Investor shares produced a total return of 11.65%.1 In comparison, the fund’s benchmark, the MSCI ACWI ex USA Index (the “Index”), produced a total return of 7.30% for the same period.2

International equities generally rose during the period as economic growth outweighed pressures from high inflation, rising interest rates and heightened geopolitical tensions. The fund outperformed the Index during the period, largely due to its emphasis on high-dividend-paying stocks, which were favored by the market.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed- and emerging-markets countries. The fund focuses on dividend-paying stocks of foreign companies, including those of emerging-markets countries. The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary, quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher-ranked, dividend-paying securities that we believe will continue to pay above-average dividends. We seek to overweight higher-dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Index.

Value-Oriented, Developed-Markets Equities Outperform

The reporting period began on a negative note, as stocks broadly retreated in September and early October 2022 in the face of elevated rates of inflation, high energy prices and geopolitical concerns regarding the war in Ukraine. In the Eurozone, annual inflation was estimated at 10.0% in September, up from 9.1% a month earlier. While economic growth remained mildly positive, signs of economic weakening raised the specter of a recession. In much of Asia, shares were further hampered by slowing growth in China due to the spread of COVID-19 infections and fears of pandemic-related lockdowns.

Equities recovered broadly beginning in mid-October as inflationary pressures eased, and economic data reassured investors that a recession was not imminent. In Europe, equities showed surprising strength, bolstered by signs of easing global inflation, despite the war in Ukraine. In Asia, shares rose as China eased the pandemic restrictions that had been constraining economic growth. Most emerging markets exhibited strong gains as well, due to lessening inflationary pressures and declining, relative U.S. dollar values, although energy producers were hurt by weakening oil prices. Overall equity market returns remained strongly positive despite a downturn in February driven by renewed inflationary concerns, along with rising geopolitical tensions focused on China and Taiwan. Over the entire reporting period, traditionally defensive, value-oriented and dividend-paying stocks tended to outperform growth-oriented shares by a wide margin, with high-dividend-paying stocks in the Index returning approximately 14%, while low-dividend-paying stocks declined by approximately 1%. The best-performing sectors in the Index included financials and industrials, while utilities and communication services lagged. Among countries, top performers included Turkey and Greece, while Qatar and Saudi Arabia were hurt by declining oil prices.

Benefiting from Appreciation in Dividend-Paying Stocks

The fund captured the outperformance of high-dividend-paying stocks, in line with its benchmark-driven, risk-controlled focus on maximizing dividend-yield exposure. Returns relative to the Index further benefited from good stock selection in financials and industrials, while disappointing selection in communication services and information technology detracted. Top performers included France-based global property and casualty insurance provider AXA, which reported better-than-expected earnings and revenues and exhibited strong pricing power and repurchased shares; Ford Otomotiv Sanayi AS, a Turkey-based manufacturer, importer and distributor of Ford trucks, automobiles and commercial vehicles, which beat earnings expectations on strong domestic performance and issued improved guidance; and Finland-based Nordea Bank Abp, which exceeded estimates on net interest income and upgraded earnings expectations. Notably weak holdings included wireless telecommunications services provider Spark New Zealand Ltd., which declined after providing disappointing guidance and issuing uncharacteristically soft financial results; and Australian rail freight company Aurizon Holdings Ltd., which experienced adverse weather conditions and derailments.

As the period progressed, the fund modestly increased its exposure to health care, while trimming exposure to industrials. Notable changes among individual holdings included increased exposure to Swiss reinsurer Swiss Re AG, Japanese conglomerate Sumitomo Corp., and Canadian Imperial Bank of Commerce, and decreased exposure to Royal Bank of Canada and Japanese conglomerate Mitsui & Co. From a country perspective, the fund saw strong returns from stock selections in Japan and Hong Kong, while positions in Australia and New Zealand lagged.

Continuing to Hold a Diversified, Risk-Controlled Portfolio

While inflationary pressures moderated somewhat during the reporting period, as of February 28, 2023, most of the world’s markets continued to face risks associated with high interest rates, particularly among developed economies, and challenges arising from actual and potential geopolitical conflict. In this environment, we believe the fund is well positioned to provide investors with diversified access to international, high-dividend-paying stocks that reflect the geographic, sector and market-

capitalization characteristics of the Index. While the fund maintains weightings similar to those of the Index, it does hold modest overweights and underweights in some areas. As of the end of the reporting period, sector overweights included financials, communication services and information technology, while underweights included materials and consumer staples. Country overweights included Taiwan and New Australia, with underweights in India, France and Denmark.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI ex USA Index captures large- and mid-cap representation across developed market (DM) countries (excluding the U.S.) and emerging market (EM) countries. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2022, through February 28, 2023, as provided by Alicia Levine of BNY Mellon Investment Adviser, Inc, Primary Portfolio Manager responsible for investment allocation decisions.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Asset Allocation Fund’s (the “fund”) Class M shares produced a total return of 1.20%, and Investor shares produced a total return of 1.12%.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Index”), produced a total return of 1.97% for the same period.2

Stocks generally rose during the period as inflationary pressures eased, and economic growth remained positive. Bonds generally lost ground under pressure from rising interest rates. The fund underperformed the Index, largely due to negative impacts from allocations to large-cap blend and emerging-markets equities.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the BNY Mellon Investment Adviser, Inc. Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large-Cap Equities, Small-Cap and Mid-Cap Equities, Developed International and Global Equities, Emerging-Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging-Markets Debt, Diversifying Strategies and Money Market Instruments.

BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) allocates the fund’s investments among these asset classes using fundamental and quantitative analysis and its outlook for the economy and financial markets. The underlying funds are selected by BNYM Investment Adviser based on its investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds.

Modest Economic Improvements Buoy Stocks and Bonds

The reporting period began on a negative note, as stocks and bonds broadly retreated in September and early October 2022 in the face of high levels of inflation and sharply rising interest rates. Although U.S. inflation appeared to peak before the period began, topping at over 9% in June, growth in prices remained over 8% at the start of the period, well above the 2% target rate adopted by the U.S. Federal Reserve (the “Fed”). The Fed responded with its third consecutive 0.75% increase to the federal funds rate in September, while indicating that additional increases were likely, increasing concerns of a possible recession. In Europe, inflation-related worries were exacerbated by Russia’s ongoing war in Ukraine, which increased energy prices and heightened regional geopolitical instability. In Asia, shares were further hampered by slowing growth in China due to the country’s “zero-COVID-19” lockdowns.

Equities and fixed-income assets recovered broadly beginning in mid-October as inflationary pressures eased, and economic data reassured investors that a recession was not imminent. In the United States, inflation dropped steadily, falling below 7% in December. While the Fed continued to hike rates, the scale of increases eased, with a fourth 0.75% increase in November, followed by a 0.50% increase in December and a 0.25% increase in January 2023. At the same time, the U.S. economy continued to grow, bolstered by strong consumer spending, rising wages and robust levels of employment. European economies also showed surprising strength despite the war in Ukraine, with warmer-than-expected winter temperatures limiting the impact of the conflict on energy prices. In addition, China began to emerge from pandemic-related lockdowns. Overall equity market returns remained positive despite a downturn in February driven by renewed inflationary concerns. Over the entire reporting period, traditionally defensive, value-oriented and dividend-paying stocks tended to outperform growth-oriented shares. The best-performing equity sectors included industrials, materials and financials, while utilities, real estate and consumer discretionary lagged. Bond prices improved as well from October through January, although they ended the period in negative territory. Shorter-duration fixed-income instruments tended to outperform their longer-duration counterparts, and lower-credit-rated securities generally outperformed higher credit ratings.

Equity Allocations Detract, While Fixed-Income Positions Outperform

The most significant detractors from the fund’s relative performance came from equity allocations, where large blend holdings cost 34 bps (basis points) in relative returns, and emerging-markets holdings cost 23 bps (one basis point equals 0.01%). The funds providing the weakest return contributions included BNY Mellon International Equity Fund and BNY Mellon Mid Cap Multi-Strategy Fund. Conversely, some equity positions contributed positively to relative performance, with small-cap blend holdings adding 37 bps to active return, followed by mid-cap blend (20 bps) and foreign blend (18 bps).

Fixed-income positions were generally additive to relative returns, contributing 86 bps overall. High-yield holdings contributed most, followed by investment-grade holdings. The positions providing the largest active return included BNY Mellon Income Stock Fund (19 bps), followed by BNY Mellon Corporate Bond Fund (18 bps).

Changes to the fund’s composition during the period included modest shifts from cash into investment-grade fixed-income direct investments, from cash into international equity, and from large-cap direct equity holdings into income stocks and, to a smaller degree, emerging-markets equities. Notable purchases of underlying funds included positions in BNY Mellon Small Cap Multi-Strategy Fund and BNY Mellon Short-Term U.S. Government Securities Fund. Sales included holdings in BNY Mellon Small Cap Value Fund and BNY Mellon Small Cap Growth Fund.

Positioned for Uncertainties in an Environment of Rising Rates

While inflationary pressures moderated somewhat during the reporting period, as of February 28, 2023, most of the world’s markets continued to face risks associated with high interest rates, particularly among developed economies. Volatility is expected to linger given the ongoing uncertainties regarding the trajectory of inflation and growth, and their impact on Fed policy. In our opinion, current fundamentals are likely to produce a range-bound market, with a 50% chance of a mild U.S. recession in 2023. We believe the fund is well positioned for this environment, maintaining an emphasis on cash-generating companies with strong balance sheets that are less reliant on low rates and central bank liquidity. Within the fixed-income arena, we are taking opportunistic positions to capitalize on attractive yields.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 30, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Morningstar Inc. — Morningstar Moderate Target Risk Index serves as a benchmark to help with target-risk, mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

The underlying funds’ underlying strategies may use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2022 to February 28, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 28, 2023

	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.38	$5.67	$5.93	$9.78	$4.64	$4.49
Ending value (after expenses)	$1,080.00	$1,079.70	$1,078.40	$1,075.10	$1,079.80	$1,080.30
Annualized expense ratio (%)	.85	1.10	1.15	1.90	.90	.87
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.69	$5.96	-	-	-	-
Ending value (after expenses)	$1,055.10	$1,053.80	-	-	-	-
Annualized expense ratio (%)	.92	1.17	-	-	-	-
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.25	$6.51	-	-	-	-
Ending value (after expenses)	$1,036.60	$1,035.10	-	-	-	-
Annualized expense ratio (%)	1.04	1.29	-	-	-	-
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.68	$5.92	-	-	-	-
Ending value (after expenses)	$1,006.60	$1,005.60	-	-	-	-
Annualized expense ratio (%)	.94	1.19	-	-	-	-
BNY Mellon International Fund
Expenses paid per $1,000†	$5.74	$7.08	-	-	-	-
Ending value (after expenses)	$1,164.70	$1,163.30	-	-	-	-
Annualized expense ratio (%)	1.07	1.32	-	-	-	-
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.35	$8.58	-	-	-	-
Ending value (after expenses)	$989.10	$988.30	-	-	-	-
Annualized expense ratio (%)	1.49	1.74	-	-	-	-
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$8.24	$9.55	-	-	-	-
Ending value (after expenses)	$1,117.50	$1,116.50	-	-	-	-
Annualized expense ratio (%)	1.57	1.82	-	-	-	-
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$2.24	$3.49	-	-	-	-
Ending value (after expenses)	$1,012.00	$1,011.20	-	-	-	-
Annualized expense ratio (%)	.45	.70	-	-	-	-
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 28, 2023

	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.26	$5.51	$5.76	$9.49	$4.51	$4.36
Ending value (after expenses)	$1,020.58	$1,019.34	$1,019.09	$1,015.37	$1,020.33	$1,020.48
Annualized expense ratio (%)	.85	1.10	1.15	1.90	.90	.87
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.61	$5.86	-	-	-	-
Ending value (after expenses)	$1,020.23	$1,018.99	-	-	-	-
Annualized expense ratio (%)	.92	1.17	-	-	-	-
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.21	$6.46	-	-	-	-
Ending value (after expenses)	$1,019.64	$1,018.40	-	-	-	-
Annualized expense ratio (%)	1.04	1.29	-	-	-	-
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.71	$5.96	-	-	-	-
Ending value (after expenses)	$1,020.13	$1,018.89	-	-	-	-
Annualized expense ratio (%)	.94	1.19	-	-	-	-
BNY Mellon International Fund
Expenses paid per $1,000†	$5.36	$6.61	-	-	-	-
Ending value (after expenses)	$1,019.49	$1,018.25	-	-	-	-
Annualized expense ratio (%)	1.07	1.32	-	-	-	-
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.45	$8.70	-	-	-	-
Ending value (after expenses)	$1,017.41	$1,016.17	-	-	-	-
Annualized expense ratio (%)	1.49	1.74	-	-	-	-
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$7.85	$9.10	-	-	-	-
Ending value (after expenses)	$1,017.01	$1,015.77	-	-	-	-
Annualized expense ratio (%)	1.57	1.82	-	-	-	-
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$2.26	$3.51	-	-	-	-
Ending value (after expenses)	$1,022.56	$1,021.32	-	-	-	-
Annualized expense ratio (%)	.45	.70	-	-	-	-
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
February 28, 2023 (Unaudited)

BNY Mellon Income Stock Fund
Description		Shares	Value ($)
Common Stocks - 92.2%
Automobiles & Components - 1.0%
General Motors Co.		112,333	4,351,780
Banks - 10.1%
Bank of America Corp.		158,809	5,447,149
JPMorgan Chase & Co.		147,066	21,081,911
U.S. Bancorp		319,540	15,251,644
			41,780,704
Capital Goods - 10.5%
Caterpillar, Inc.		32,577	7,803,820
Eaton Corp. PLC		56,560	9,894,041
Hubbell, Inc.		13,724	3,452,135
L3Harris Technologies, Inc.		16,675	3,521,593
Northrop Grumman Corp.		7,502	3,481,753
Raytheon Technologies Corp.		156,797	15,380,218
			43,533,560
Consumer Services - 2.5%
International Game Technology PLC		384,883	10,222,493
Diversified Financials - 9.2%
Ameriprise Financial, Inc.		12,645	4,335,591
CME Group, Inc.		63,428	11,757,014
Morgan Stanley		74,676	7,206,234
The Goldman Sachs Group, Inc.		17,686	6,219,282
Voya Financial, Inc.		112,416	[a] 8,373,868
			37,891,989
Energy - 11.0%
ConocoPhillips		29,688	3,068,255
EOG Resources, Inc.		22,424	2,534,360
EQT Corp.		70,202	2,329,302
Exxon Mobil Corp.		135,914	14,938,308
Hess Corp.		53,764	7,242,011
Marathon Petroleum Corp.		41,133	5,084,039
Schlumberger Ltd.		114,833	6,110,264
Shell PLC, ADR		68,674	[a] 4,173,319
			45,479,858
Food, Beverage & Tobacco - 1.9%
British American Tobacco PLC, ADR		95,935	3,651,286
Bunge Ltd.		42,929	4,099,720
			7,751,006
Health Care Equipment & Services - 4.1%
Medtronic PLC		156,496	12,957,869
UnitedHealth Group, Inc.		8,850	4,212,069
			17,169,938
Insurance - 8.0%
Assurant, Inc.		31,790	4,049,728
Chubb Ltd.		40,531	8,552,852
Everest Re Group Ltd.		17,053	6,547,840
MetLife, Inc.		44,893	3,220,175
The Allstate Corp.		83,226	10,717,844
			33,088,439
Materials - 3.1%
CF Industries Holdings, Inc.		34,181	2,935,806
Freeport-McMoRan, Inc.		239,884	9,828,047
			12,763,853
Media & Entertainment - 5.5%
Comcast Corp., Cl. A		127,350	4,733,600
Omnicom Group, Inc.		84,375	7,641,844

BNY Mellon Income Stock Fund (continued)
Description		Shares	Value ($)
Common Stocks - 92.2%(continued)
Media & Entertainment - 5.5% (continued)
The Interpublic Group of Companies, Inc.		286,769	10,191,770
			22,567,214
Pharmaceuticals Biotechnology & Life Sciences - 10.1%
AbbVie, Inc.		56,496	8,694,734
Eli Lilly & Co.		15,335	4,772,559
Gilead Sciences, Inc.		185,391	14,929,537
Sanofi, ADR		290,189	13,595,355
			41,992,185
Semiconductors & Semiconductor Equipment - 2.1%
Applied Materials, Inc.		49,285	5,724,453
Qualcomm, Inc.		24,498	3,026,238
			8,750,691
Software & Services - 1.7%
Fidelity National Information Services, Inc.		112,001	7,097,503
Technology Hardware & Equipment - 5.3%
Cisco Systems, Inc.		352,580	17,071,924
Hewlett Packard Enterprise Co.		323,456	5,049,148
			22,121,072
Transportation - 1.1%
FedEx Corp.		21,787	4,427,554
Utilities - 5.0%
Constellation Energy Corp.		104,826	7,850,419
Exelon Corp.		195,239	7,885,703
PPL Corp.		185,016	5,008,383
			20,744,505
Total Common Stocks(cost $322,474,491)			381,734,344
	Preferred Dividend Rate (%)
Preferred Stocks - 3.0%
Health Care Equipment & Services - 3.0%
Becton Dickinson & Co. (cost $12,729,492)	5.99	258,557	[a] 12,506,402
	1-Day Yield (%)
Investment Companies - 5.0%
Registered Investment Companies - 5.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $20,732,845)	4.65	20,732,845	[b] 20,732,845

BNY Mellon Income Stock Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 3.1%
Registered Investment Companies - 3.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $12,806,209)	4.65	12,806,209	[b] 12,806,209
Total Investments (cost $368,743,037)		103.3%	427,779,800
Liabilities, Less Cash and Receivables		(3.3%)	(13,847,110)
Net Assets		100.0%	413,932,690

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At February 28, 2023, the value of the fund’s securities on loan was $15,244,034 and the value of the collateral was $15,619,906, consisting of cash collateral of $12,806,209 and U.S. Government & Agency securities valued at $2,813,697. In addition, the value of collateral may include pending sales that are also on loan.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	27.2
Health Care	17.3
Industrials	11.6
Energy	11.0
Information Technology	9.2
Investment Companies	8.1
Communication Services	5.4
Utilities	5.0
Consumer Discretionary	3.5
Materials	3.1
Consumer Staples	1.9
103.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Income Stock Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - 5.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 5.0%	20,109,734	129,374,144	(128,751,033)	20,732,845	336,388
Investment of Cash Collateral for Securities Loaned - 3.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 3.1%	-	18,829,762	(6,023,553)	12,806,209	2,153	††
Total - 8.1%	20,109,734	148,203,906	(134,774,586)	33,539,054	338,541

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

BNY Mellon Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 96.1%
Automobiles & Components - .7%
Aptiv PLC	7,440	[a]	865,123
BorgWarner, Inc.	9,390		472,129
Gentex Corp.	97,175		2,774,346
Harley-Davidson, Inc.	83,782		3,983,834
Lear Corp.	9,481		1,324,022
Lucid Group, Inc.	13,175	[a]	120,288
Mobileye Global, Inc., Cl. A	4,357	[a,b]	172,145
QuantumScape Corp.	13,060	[a]	124,984
Rivian Automotive, Inc., Cl. A	24,925	[a]	481,053
Thor Industries, Inc.	7,630		694,254
		11,012,178
Banks - 3.0%
Citizens Financial Group, Inc.	9,400		392,544
Comerica, Inc.	6,365		446,187
Cullen/Frost Bankers, Inc.	4,574		602,945
East West Bancorp, Inc.	87,291		6,652,447
F.N.B. Corp.	43,090		614,894
Fifth Third Bancorp	155,858		5,657,645
First Hawaiian, Inc.	885		24,205
First Republic Bank	27,383		3,368,383
Huntington Bancshares, Inc.	656,711		10,060,813
KeyCorp	232,642		4,255,022
M&T Bank Corp.	3,655		567,585
MGIC Investment Corp.	41,290		568,150
Popular, Inc.	79,279		5,660,521
Regions Financial Corp.	107,880		2,515,762
Signature Bank	26,174		3,011,319
SVB Financial Group	4,635	[a]	1,335,390
Synovus Financial Corp.	29,000		1,212,490
Webster Financial Corp.	26,387		1,401,677
Wintrust Financial Corp.	8,355		769,746
Zions Bancorp NA	27,850		1,409,767
		50,527,492
Capital Goods - 10.6%
Advanced Drainage Systems, Inc.	92,788		8,233,079
AECOM	17,410		1,503,528
Air Lease Corp.	6,640		287,379
Allegion PLC	35,913		4,047,754
AMETEK, Inc.	82,683		11,704,605
Axon Enterprise, Inc.	55,220	[a]	11,061,118
Builders FirstSource, Inc.	13,458	[a]	1,140,969
BWX Technologies, Inc.	41,213		2,518,526
Carrier Global Corp.	26,000		1,170,780
CNH Industrial NV	388,525		6,399,007
Cummins, Inc.	4,163		1,011,942
Curtiss-Wright Corp.	18,418		3,219,282
Donaldson Co., Inc.	14,855		939,579
Dover Corp.	45,620		6,838,438

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.1%(continued)
Capital Goods - 10.6% (continued)
Eaton Corp. PLC	25,260		4,418,732
Fastenal Co.	19,190		989,436
Ferguson PLC	20,084		2,894,104
Flowserve Corp.	3,645		126,445
Fortive Corp.	25,338		1,689,031
Fortune Brands Innovations, Inc.	31,245		1,935,628
Generac Holdings, Inc.	13,580	[a]	1,629,736
Graco, Inc.	35,687		2,481,674
HEICO Corp., Cl. A	47,738		6,213,101
Hexcel Corp.	46,923		3,423,033
Howmet Aerospace, Inc.	115,674		4,879,129
Huntington Ingalls Industries, Inc.	13,156		2,831,171
IDEX Corp.	49,201		11,069,241
Ingersoll Rand, Inc.	26,105		1,515,917
ITT, Inc.	16,981		1,543,403
L3Harris Technologies, Inc.	4,769		1,007,165
Lincoln Electric Holdings, Inc.	7,846		1,317,579
Masco Corp.	81,783		4,287,883
MasTec, Inc.	2,525	[a,b]	246,743
Masterbrand, Inc.	14,200	[a]	138,308
MDU Resources Group, Inc.	8,735		278,210
Mercury Systems, Inc.	61,750	[a]	3,231,995
Nordson Corp.	5,253		1,153,769
nVent Electric PLC	50,789		2,328,168
Otis Worldwide Corp.	31,612		2,675,007
Owens Corning	9,915		969,588
PACCAR, Inc.	26,962		1,946,656
Parker-Hannifin Corp.	23,909		8,412,382
Quanta Services, Inc.	44,038		7,107,733
Regal Rexnord Corp.	1,638		258,214
Resideo Technologies, Inc.	67,571	[a]	1,239,252
Rockwell Automation, Inc.	8,130		2,397,781
Snap-on, Inc.	3,450		857,946
Spirit AeroSystems Holdings, Inc., Cl. A	8,725	[b]	298,221
Stanley Black & Decker, Inc.	3,781		323,691
Sunrun, Inc.	7,575	[a]	182,103
Textron, Inc.	74,121		5,375,996
The Timken Company	12,925		1,104,441
Trane Technologies PLC	18,780		3,473,737
TransDigm Group, Inc.	5,429	[a]	4,038,470
United Rentals, Inc.	6,789		3,180,850
Vertiv Holdings Co.	14,395		233,919
W.W. Grainger, Inc.	3,197		2,136,971
Wabtec Corp.	15,160		1,581,643
Watsco, Inc.	18,119		5,521,040
Xylem, Inc.	16,498		1,693,520
		176,714,748

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.1%(continued)
Commercial & Professional Services - 5.3%
Affirm Holdings, Inc.	10,670	[a]	145,325
ASGN, Inc.	12,876	[a]	1,143,389
CACI International, Inc., Cl. A	9,812	[a]	2,874,916
Cintas Corp.	9,448		4,142,665
Clarivate PLC	535,998	[a]	5,429,660
Copart, Inc.	197,197	[a]	13,894,501
CoStar Group, Inc.	220,967	[a]	15,613,528
Dun & Bradstreet Holdings, Inc.	10,720	[a]	128,747
Equifax, Inc.	35,113		7,111,436
FTI Consulting, Inc.	635	[a]	116,656
IAA, Inc.	7,994	[a]	327,035
Jacobs Solutions, Inc.	9,215		1,101,192
Leidos Holdings, Inc.	20,628		2,002,360
ManpowerGroup, Inc.	560		47,533
Rentokil Initial PLC, ADR	169,280	[a]	5,186,739
Republic Services, Inc.	22,682		2,924,390
Ritchie Bros Auctioneers, Inc.	92,180		5,638,651
Robert Half International, Inc.	13,919		1,122,150
Science Applications International Corp.	19,441		2,073,188
TransUnion	29,144		1,906,892
Verisk Analytics, Inc.	54,239		9,280,835
Waste Connections, Inc.	51,600		6,910,272
		89,122,060
Consumer Durables & Apparel - 3.2%
Capri Holdings Ltd.	21,955	[a,b]	1,088,309
D.R. Horton, Inc.	12,075		1,116,696
Deckers Outdoor Corp.	145	[a]	60,371
Garmin Ltd.	31,571		3,098,062
Hasbro, Inc.	84,524		4,649,665
Lululemon Athletica, Inc.	43,658	[a]	13,499,054
Mohawk Industries, Inc.	9,412	[a]	968,024
Newell Brands, Inc.	167,781	[b]	2,464,703
NVR, Inc.	649	[a]	3,357,679
Peloton Interactive, Inc., Cl. A	293,897	[a]	3,797,149
Polaris, Inc.	31,317		3,562,309
PulteGroup, Inc.	28,855		1,577,503
PVH Corp.	4,395		352,655
Skechers USA, Inc., Cl. A	73,955	[a]	3,291,737
Tapestry, Inc.	30,675		1,334,669
Tempur Sealy International, Inc.	72,709		3,107,583
Toll Brothers, Inc.	25,915		1,553,345
Topgolf Callaway Brands Corp.	39,910	[a,b]	925,114
Whirlpool Corp.	20,376		2,811,480
		52,616,107
Consumer Services - 4.1%
ADT, Inc.	359,515		2,710,744
Aramark	216,275		7,958,920
Boyd Gaming Corp.	13,177		858,218

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.1%(continued)
Consumer Services - 4.1% (continued)
Bright Horizons Family Solutions, Inc.	280	[a]	22,075
Caesars Entertainment, Inc.	13,765	[a]	698,711
Carnival Corp.	36,140	[a]	383,807
Chipotle Mexican Grill, Inc.	1,915	[a]	2,855,418
Darden Restaurants, Inc.	22,930		3,278,761
Domino's Pizza, Inc.	3,612		1,061,964
DraftKings, Inc., Cl. A	14,305	[a,b]	269,792
Expedia Group, Inc.	128,093	[a]	13,958,294
Frontdoor, Inc.	55,681	[a]	1,572,988
H&R Block, Inc.	35,949		1,322,923
Hilton Worldwide Holdings, Inc.	19,703		2,847,281
Hyatt Hotels Corp., Cl. A	4,388	[a]	510,061
International Game Technology PLC	53,735		1,427,202
Las Vegas Sands Corp.	47,892	[a]	2,752,353
Marriott International, Inc., Cl. A	16,835		2,849,155
Marriott Vacations Worldwide Corp.	81		12,392
MGM Resorts International	36,220		1,557,822
Mister Car Wash, Inc.	5,830	[a]	53,811
Norwegian Cruise Line Holdings Ltd.	28,425	[a,b]	421,259
Penn Entertainment, Inc.	720	[a]	21,982
Planet Fitness, Inc., Cl. A	125,615	[a]	10,181,096
Restaurant Brands International, Inc.	30,593	[b]	1,972,943
Royal Caribbean Cruises Ltd.	15,881	[a,b]	1,121,834
Service Corp. International	20,820		1,405,975
The Wendy's Company	14,790		324,788
Travel + Leisure Co.	1,960		82,222
Wyndham Hotels & Resorts, Inc.	44,459		3,424,232
Wynn Resorts Ltd.	4,135	[a,b]	448,110
		68,367,133
Diversified Financials - 4.8%
Ally Financial, Inc.	39,880		1,198,394
Ameriprise Financial, Inc.	34,156		11,711,068
Apollo Global Management, Inc.	13,320		944,388
Ares Management Corp., Cl. A	93,744		7,558,579
Blue Owl Capital, Inc.	20,160	[b]	248,774
Capital One Financial Corp.	28,390		3,096,781
Coinbase Global, Inc., Cl. A	6,455	[a,b]	418,478
Credit Acceptance Corp.	593	[a,b]	263,494
Discover Financial Services	42,753		4,788,336
Equitable Holdings, Inc.	41,565		1,305,972
Evercore, Inc., Cl. A	9,198		1,206,594
Franklin Resources, Inc.	13,315	[b]	392,393
Intercontinental Exchange, Inc.	53,493		5,445,587
Invesco Ltd.	43,145		761,941
Janus Henderson Group PLC	7,975		218,994
Jefferies Financial Group, Inc.	5,100		192,729
KKR & Co., Inc.	19,560		1,102,206
LPL Financial Holdings, Inc.	36,820		9,188,799

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.1%(continued)
Diversified Financials - 4.8% (continued)
MarketAxess Holdings, Inc.	496		169,359
MSCI, Inc.	3,382		1,765,911
Nasdaq, Inc.	49,192		2,757,704
Northern Trust Corp.	14,970		1,426,192
OneMain Holdings, Inc.	2,250		96,953
Raymond James Financial, Inc.	65,471		7,100,985
Rithm Capital Corp.	10,395	[c]	94,595
Robinhood Markets, Inc., Cl. A	33,875	[a]	341,121
SLM Corp.	105,046		1,510,561
SoFi Technologies, Inc.	27,070	[a,b]	178,662
Starwood Property Trust, Inc.	43,790	[b,c]	839,016
State Street Corp.	21,370		1,895,092
T. Rowe Price Group, Inc.	13,812	[b]	1,550,811
Tradeweb Markets, Inc., Cl. A	34,734		2,462,293
Upstart Holdings, Inc.	715	[a]	13,235
Voya Financial, Inc.	96,135	[b]	7,161,096
		79,407,093
Energy - 4.1%
Baker Hughes Co.	63,210		1,934,226
Cheniere Energy, Inc.	17,363		2,731,894
Chesapeake Energy Corp.	25,400		2,052,574
Coterra Energy, Inc.	31,560		788,053
Devon Energy Corp.	80,777		4,355,496
Diamondback Energy, Inc.	30,343		4,265,619
DT Midstream, Inc.	10,030		503,506
EQT Corp.	388,898		12,903,636
Halliburton Co.	198,411		7,188,431
Hess Corp.	21,681		2,920,431
HF Sinclair Corp.	4,910		244,125
Marathon Oil Corp.	79,820		2,007,473
Marathon Petroleum Corp.	18,858		2,330,849
NOV, Inc.	42,640		932,963
ONEOK, Inc.	22,535		1,474,916
Phillips 66	17,040		1,747,622
Pioneer Natural Resources Co.	31,107		6,234,154
Plug Power, Inc.	14,880	[a]	221,266
Schlumberger Ltd.	65,577		3,489,352
Targa Resources Corp.	22,185		1,643,908
The Williams Companies, Inc.	24,340		732,634
Valero Energy Corp.	59,129		7,789,063
Vitesse Energy, Inc.	600		10,434
		68,502,625
Food & Staples Retailing - .5%
Casey's General Stores, Inc.	3,018		627,593
Grocery Outlet Holding Corp.	75,633	[a]	2,045,873
Performance Food Group Co.	6,090	[a]	344,633
The Kroger Company	25,875		1,116,247
US Foods Holding Corp.	101,321	[a]	3,802,577
		7,936,923

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.1%(continued)
Food, Beverage & Tobacco - 1.5%
Brown-Forman Corp., Cl. B	16,337		1,059,781
Bunge Ltd.	13,750		1,313,125
Coca-Cola Europacific Partners PLC	31,501		1,732,555
Conagra Brands, Inc.	167,670		6,104,865
Darling Ingredients, Inc.	1,395	[a]	88,262
Freshpet, Inc.	11,004	[a,b]	684,229
Ingredion, Inc.	4,980		495,012
Keurig Dr. Pepper, Inc.	54,746		1,891,474
Lamb Weston Holdings, Inc.	12,021		1,209,793
McCormick & Co., Inc.	22,040		1,638,013
Molson Coors Beverage Co., Cl. B	84,740		4,507,321
The Hershey Company	10,259		2,444,925
The J.M. Smucker Company	1,779		263,096
Tyson Foods, Inc., Cl. A	37,070		2,196,027
		25,628,478
Health Care Equipment & Services - 6.7%
agilon health, Inc.	3,085	[a]	65,433
Alcon, Inc.	38,196	[a]	2,606,495
Align Technology, Inc.	36,077	[a]	11,165,831
Amedisys, Inc.	635	[a]	58,388
AmerisourceBergen Corp.	40,645		6,322,736
Centene Corp.	92,379	[a]	6,318,724
Certara, Inc.	7,930	[a]	143,692
DaVita, Inc.	4,865	[a]	400,195
Dentsply Sirona, Inc.	10,956	[b]	417,095
DexCom, Inc.	128,659	[a]	14,282,436
Doximity, Inc., Cl. A	2,485	[a,b]	83,571
Encompass Health Corp.	102,884		5,815,004
Enhabit, Inc.	7,540	[a]	115,739
Enovis Corp.	2,475	[a]	142,610
Envista Holdings Corp.	40,625	[a]	1,570,562
HCA Healthcare, Inc.	14,587		3,551,205
HealthEquity, Inc.	16,437	[a]	1,071,199
Henry Schein, Inc.	13,215	[a]	1,034,867
Humana, Inc.	5,663		2,803,298
ICU Medical, Inc.	218	[a,b]	37,200
IDEXX Laboratories, Inc.	21,004	[a]	9,939,933
Inspire Medical Systems, Inc.	10,525	[a]	2,735,763
Insulet Corp.	11,989	[a]	3,313,280
Laboratory Corp. of America Holdings	27,025		6,468,704
Masimo Corp.	3,077	[a]	514,813
Molina Healthcare, Inc.	4,703	[a]	1,294,877
Novocure Ltd.	3,117	[a,b]	239,915
Oak Street Health, Inc.	5,835	[a]	206,559
Penumbra, Inc.	1,981	[a]	515,040
Quest Diagnostics, Inc.	10,071		1,393,424
QuidelOrtho Corp.	2,745	[a]	238,650
R1 RCM, Inc.	109,341	[a,b]	1,552,642

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.1%(continued)
Health Care Equipment & Services - 6.7% (continued)
ResMed, Inc.	14,190		3,022,470
Signify Health, Inc., CI. A	625	[a]	17,994
Steris PLC	36,585		6,879,078
Tandem Diabetes Care, Inc.	2,675	[a]	95,926
Teladoc Health, Inc.	8,935	[a]	236,688
Tenet Healthcare Corp.	1,680	[a]	98,330
The Cigna Group	3,265		953,706
The Cooper Companies, Inc.	12,893		4,215,624
Veeva Systems, Inc., Cl. A	11,494	[a]	1,904,096
Zimmer Biomet Holdings, Inc.	65,509		8,114,600
		111,958,392
Household & Personal Products - .5%
Church & Dwight Co., Inc.	80,079		6,709,019
Coty, Inc., Cl. A	81,095	[a]	916,374
Spectrum Brands Holdings, Inc.	815		52,176
The Clorox Company	6,321		982,536
		8,660,105
Insurance - 3.5%
Aflac, Inc.	22,054		1,502,980
American Financial Group, Inc.	9,016		1,209,136
Aon PLC, Cl. A	9,983		3,035,331
Arch Capital Group Ltd.	113,447	[a]	7,941,290
Arthur J. Gallagher & Co.	2,136		400,180
Assurant, Inc.	37,809		4,816,489
Assured Guaranty Ltd.	22,525		1,405,785
Brighthouse Financial, Inc.	2,540	[a]	146,888
Cincinnati Financial Corp.	15,168		1,830,778
Everest Re Group Ltd.	16,671		6,401,164
Fidelity National Financial, Inc.	27,130		1,081,402
First American Financial Corp.	6,095		346,074
Globe Life, Inc.	21,811		2,654,181
Kemper Corp.	1,525		93,940
Lincoln National Corp.	19,040		603,949
Markel Corp.	3,285	[a]	4,368,590
Old Republic International Corp.	41,500		1,094,355
Principal Financial Group, Inc.	22,735		2,036,147
Prudential Financial, Inc.	590		59,000
Reinsurance Group of America, Inc.	39,536		5,711,766
RenaissanceRe Holdings Ltd.	7,163		1,539,329
The Allstate Corp.	7,376		949,881
The Hanover Insurance Group, Inc.	1,750		244,090
The Hartford Financial Services Group, Inc.	53,110		4,157,451
The Travelers Companies, Inc.	5,557		1,028,712
Unum Group	25,415		1,132,238
W.R. Berkley Corp.	33,097		2,190,690
		57,981,816

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.1%(continued)
Materials - 4.1%
Albemarle Corp.	7,742		1,968,868
Alcoa Corp.	68,506		3,352,684
Ashland, Inc.	9,860		1,003,551
Avery Dennison Corp.	18,914		3,445,942
Axalta Coating Systems Ltd.	77,487	[a]	2,309,113
Ball Corp.	14,400	[b]	809,424
Celanese Corp.	13,008		1,511,920
CF Industries Holdings, Inc.	3,513		301,732
Cleveland-Cliffs, Inc.	22,550	[a,b]	480,992
Corteva, Inc.	106,614		6,640,986
DuPont de Nemours, Inc.	49,929		3,646,315
Eastman Chemical Co.	5,938		505,918
FMC Corp.	28,380		3,665,277
Freeport-McMoRan, Inc.	93,452		3,828,728
Huntsman Corp.	32,120		942,401
International Flavors & Fragrances, Inc.	12,210		1,137,972
LyondellBasell Industries NV, Cl. A	7,040		675,770
Martin Marietta Materials, Inc.	5,459		1,964,530
Newmont Corp.	144,161		6,286,861
Nucor Corp.	4,625		774,410
Olin Corp.	17,040		984,060
Packaging Corp. of America	8,981		1,227,882
PPG Industries, Inc.	24,781		3,272,579
Reliance Steel & Aluminum Co.	5,136		1,272,906
Royal Gold, Inc.	8,690		1,032,285
Sealed Air Corp.	23,140		1,125,067
Sonoco Products Co.	11,905		703,109
Steel Dynamics, Inc.	14,217		1,792,906
The Chemours Company	485		16,577
The Mosaic Company	27,740		1,475,491
The Scotts Miracle-Gro Company	2,440		201,300
United States Steel Corp.	10,865		332,795
Valvoline, Inc.	83,743		2,947,754
Vulcan Materials Co.	32,437		5,868,178
WestRock Co.	16,176		507,926
		68,014,209
Media & Entertainment - 2.5%
Activision Blizzard, Inc.	57,368	[a]	4,374,310
Cable One, Inc.	165		113,951
Electronic Arts, Inc.	2,514		278,903
Fox Corp., Cl. A	21,410		749,778
IAC, Inc.	13,645	[a]	708,721
Liberty Broadband Corp., Cl. A	2,552	[a]	221,335
Liberty Broadband Corp., Cl. C	7,701	[a]	667,446
Liberty Media Corp-Liberty Formula One, Cl. C	103,953	[a]	7,055,290
Liberty Media Corp-Liberty SiriusXM, Cl. C	20,420	[a]	657,932

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.1%(continued)
Media & Entertainment - 2.5% (continued)
Live Nation Entertainment, Inc.	52,217	[a]	3,762,757
Match Group, Inc.	40,820	[a]	1,690,764
News Corporation, Cl. A	38,225		655,559
Nexstar Media Group, Inc.	8,363	[b]	1,554,682
Omnicom Group, Inc.	23,400		2,119,338
Paramount Global, Cl. B	24,326	[b]	521,063
Pinterest, Inc., Cl. A	21,732		545,691
Playtika Holding Corp.	595	[a]	5,712
Roblox Corp., CI. A	20,565	[a]	753,502
Spotify Technology SA	19,948	[a]	2,319,952
Take-Two Interactive Software, Inc.	20,585	[a]	2,255,087
TEGNA, Inc.	42,113		732,766
The Interpublic Group of Companies, Inc.	38,780		1,378,241
The New York Times Company, Cl. A	350		13,475
The Trade Desk, Inc., Cl. A	60,065	[a]	3,361,237
Warner Bros Discovery, Inc.	118,764	[a]	1,855,094
Warner Music Group Corp., Cl. A	133,634		4,217,489
		42,570,075
Pharmaceuticals Biotechnology & Life Sciences - 5.7%
10X Genomics, Inc., CI. A	26,517	[a]	1,260,088
Agilent Technologies, Inc.	24,224		3,439,081
Alnylam Pharmaceuticals, Inc.	7,849	[a]	1,502,691
Avantor, Inc.	46,552	[a]	1,134,472
Biogen, Inc.	3,048	[a]	822,533
BioMarin Pharmaceutical, Inc.	51,102	[a]	5,089,248
Bio-Rad Laboratories, Inc., Cl. A	570	[a]	272,369
Bio-Techne Corp.	60,535		4,397,262
Catalent, Inc.	68,973	[a]	4,705,338
Charles River Laboratories International, Inc.	9,157	[a]	2,008,496
Elanco Animal Health, Inc.	31,022	[a]	355,822
Exact Sciences Corp.	8,410	[a]	524,195
Exelixis, Inc.	1,630	[a]	27,840
Guardant Health, Inc.	3,765	[a]	116,301
Horizon Therapeutics PLC	81,177	[a]	8,888,070
ICON PLC	21,467	[a]	4,843,599
Illumina, Inc.	22,724	[a]	4,526,621
Incyte Corp.	14,730	[a]	1,133,915
Ionis Pharmaceuticals, Inc.	11,845	[a]	425,236
IQVIA Holdings, Inc.	15,790	[a]	3,291,741
Maravai LifeSciences Holdings, Inc., Cl. A	440	[a]	6,490
Mettler-Toledo International, Inc.	1,753	[a]	2,513,294
Mirati Therapeutics, Inc.	3,560	[a]	163,190
Moderna, Inc.	6,741	[a]	935,718
Natera, Inc.	7,575	[a]	367,766
Neurocrine Biosciences, Inc.	71,789	[a]	7,401,446
Novavax, Inc.	5,755	[a,b]	53,291

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.1%(continued)
Pharmaceuticals Biotechnology & Life Sciences - 5.7% (continued)
Organon & Co.	525		12,857
Perrigo Co. PLC	5,060		190,711
QIAGEN NV	10,756	[a]	494,238
Repligen Corp.	47,244	[a]	8,237,936
Sarepta Therapeutics, Inc.	126,935	[a]	15,502,572
Seagen, Inc.	6,830	[a]	1,227,283
Sotera Health Co.	1,730	[a]	28,874
Syneos Health, Inc.	1,355	[a]	54,498
Ultragenyx Pharmaceutical, Inc.	5,620	[a]	250,034
United Therapeutics Corp.	20,082	[a]	4,940,975
Viatris, Inc.	76,719		874,597
Waters Corp.	4,648	[a]	1,445,017
West Pharmaceutical Services, Inc.	4,337		1,374,959
		94,840,664
Real Estate - 5.0%
Alexandria Real Estate Equities, Inc.	23,662	[c]	3,544,094
American Homes 4 Rent, Cl. A	43,648	[c]	1,353,961
Americold Realty Trust, Inc.	3,090	[c]	90,846
AvalonBay Communities, Inc.	5,459	[c]	941,787
Brixmor Property Group, Inc.	74,580	[c]	1,688,491
Camden Property Trust	19,110	[c]	2,193,064
CBRE Group, Inc., Cl. A	89,845	[a]	7,649,403
Cousins Properties, Inc.	49,122	[b,c]	1,202,998
CubeSmart	13,560	[b,c]	637,184
Digital Realty Trust, Inc.	36,674	[c]	3,822,531
EPR Properties	1,775	[c]	72,491
Equinix, Inc.	4,661	[c]	3,208,026
Equity Lifestyle Properties, Inc.	59,183	[c]	4,054,627
Equity Residential	103,223	[c]	6,453,502
Essex Property Trust, Inc.	13,934	[c]	3,177,788
Extra Space Storage, Inc.	15,240	[c]	2,509,266
Federal Realty Investment Trust	5,455	[c]	582,485
Healthcare Realty Trust, Inc.	4,455	[b,c]	86,873
Healthpeak Properties, Inc.	58,496	[c]	1,407,414
Host Hotels & Resorts, Inc.	61,889	[c]	1,039,735
Hudson Pacific Properties, Inc.	19,930	[c]	183,954
Iron Mountain, Inc.	6,610	[c]	348,678
Kilroy Realty Corp.	28,250	[c]	1,017,565
Kimco Realty Corp.	81,004	[c]	1,669,492
Lamar Advertising Co., Cl. A	37,031	[c]	3,871,961
Life Storage, Inc.	11,322	[c]	1,364,527
Mid-America Apartment Communities, Inc.	6,670	[c]	1,067,867
National Retail Properties, Inc.	11,835	[c]	536,362
Omega Healthcare Investors, Inc.	6,270	[b,c]	167,973
Park Hotels & Resorts, Inc.	31,625	[c]	434,844
Prologis, Inc.	17,163	[c]	2,117,914
Rayonier, Inc.	24,799	[c]	832,750

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.1%(continued)
Real Estate - 5.0% (continued)
Realty Income Corp.	31,106	[c]	1,989,229
Regency Centers Corp.	56,135	[c]	3,530,891
Simon Property Group, Inc.	28,047	[c]	3,424,258
SL Green Realty Corp.	14,504	[c]	493,861
Spirit Realty Capital, Inc.	23,674	[c]	974,895
UDR, Inc.	28,390	[c]	1,216,228
Ventas, Inc.	12,915	[c]	628,315
VICI Properties, Inc.	89,759	[c]	3,009,619
Vornado Realty Trust	11,715	[c]	231,723
Welltower, Inc.	56,805	[c]	4,210,387
Weyerhaeuser Co.	27,897	[c]	871,781
WP Carey, Inc.	2,300	[c]	186,668
Zillow Group, Inc., Cl. C	76,046	[a,b]	3,193,932
		83,292,240
Retailing - 6.2%
Advance Auto Parts, Inc.	5,549		804,383
AutoZone, Inc.	3,536	[a]	8,792,405
Bath & Body Works, Inc.	21,525		879,727
Best Buy Co., Inc.	18,691		1,553,409
Burlington Stores, Inc.	41,687	[a]	8,931,440
CarMax, Inc.	11,440	[a,b]	789,818
Carvana Co.	13,840	[a,b]	130,373
Chewy, Inc., Cl. A	78,391	[a,b]	3,178,755
Dollar Tree, Inc.	49,094	[a]	7,132,376
Doordash, Inc., Cl. A	10,670	[a]	583,222
eBay, Inc.	13,395		614,831
Etsy, Inc.	26,721	[a]	3,244,197
Farfetch Ltd., Cl. A	401,275	[a,b]	2,058,541
Five Below, Inc.	3,867	[a]	790,028
Floor & Decor Holdings, Inc., Cl. A	1,850	[a]	169,849
Genuine Parts Co.	7,796		1,378,801
Kohl's Corp.	16,895	[b]	473,736
Lithia Motors, Inc.	240	[b]	61,243
LKQ Corp.	48,921		2,802,684
Macy's, Inc.	12,020		245,929
Nordstrom, Inc.	6,430	[b]	125,256
Ollie's Bargain Outlet Holdings, Inc.	142,063	[a]	8,174,305
O'Reilly Automotive, Inc.	17,929	[a]	14,882,863
Petco Health & Wellness Co., Inc.	7,635	[a]	78,641
Pool Corp.	23,533		8,397,986
RH	4,675	[a,b]	1,397,965
Ross Stores, Inc.	120,671		13,338,972
The Gap, Inc.	20,470	[b]	266,315
Tractor Supply Co.	9,328		2,175,849
Ulta Beauty, Inc.	15,961	[a]	8,280,567
Victoria's Secret & Co.	12,270	[a,b]	486,383
Wayfair, Inc., Cl. A	6,325	[a,b]	256,099
Williams-Sonoma, Inc.	7,545	[b]	942,521
		103,419,469

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.1%(continued)
Semiconductors & Semiconductor Equipment - 1.8%
Enphase Energy, Inc.	6,306	[a]	1,327,602
Entegris, Inc.	415		35,370
First Solar, Inc.	7,659	[a]	1,295,443
KLA Corp.	2,417		916,961
Lattice Semiconductor Corp.	8,295	[a]	704,743
Microchip Technology, Inc.	65,381		5,297,822
MKS Instruments, Inc.	3,710	[b]	359,610
Monolithic Power Systems, Inc.	5,761		2,789,995
NVIDIA Corp.	19,998		4,642,736
NXP Semiconductors NV	10,830		1,932,938
ON Semiconductor Corp.	8,965	[a]	693,981
Qorvo, Inc.	38,381	[a]	3,872,259
Skyworks Solutions, Inc.	52,428		5,849,392
Universal Display Corp.	1,947		264,500
Wolfspeed, Inc.	10,420	[a]	770,872
		30,754,224
Software & Services - 12.7%
Akamai Technologies, Inc.	13,505	[a]	980,463
Alteryx, Inc., Cl. A	6,370	[a]	416,025
Ansys, Inc.	36,841	[a]	11,185,296
AppLovin Corp., Cl. A	37,760	[a]	509,760
Aspen Technology, Inc.	1,683	[a]	356,813
Bill Holdings, Inc.	35,022	[a,b]	2,963,912
Black Knight, Inc.	14,860	[a]	885,656
BlackLine, Inc.	37,436	[a]	2,559,125
Block, Inc.	54,528	[a]	4,183,933
Broadridge Financial Solutions, Inc.	46,842		6,594,417
Cadence Design Systems, Inc.	32,594	[a]	6,288,686
Ceridian HCM Holding, Inc.	8,355	[a]	609,330
Check Point Software Technologies Ltd.	23,140	[a]	2,862,881
Cloudflare, Inc., Cl. A	14,025	[a,b]	841,640
Cognizant Technology Solutions Corp., Cl. A	33,013		2,067,604
Confluent, Inc., Cl. A	8,665	[a]	211,339
Coupa Software, Inc.	8,450	[a]	684,450
CrowdStrike Holdings, Inc., CI. A	9,155	[a]	1,104,917
Datadog, Inc., Cl. A	7,178	[a]	549,261
DigitalOcean Holdings, Inc.	48,618	[a,b]	1,554,804
DocuSign, Inc.	11,061	[a]	678,592
Dolby Laboratories, Inc., Cl. A	40,333		3,318,599
DoubleVerify Holdings, Inc.	1,215	[a,b]	31,918
DXC Technology Co.	15,730	[a]	436,350
Dynatrace, Inc.	12,410	[a]	527,797
Elastic NV	2,965	[a]	174,994
EPAM Systems, Inc.	20,257	[a]	6,232,066
Euronet Worldwide, Inc.	83,370	[a]	9,074,824
EVERTEC, Inc.	8,536		314,210

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.1%(continued)
Software & Services - 12.7% (continued)
Fair Isaac Corp.	4,260	[a]	2,885,681
Fidelity National Information Services, Inc.	46,179		2,926,363
Fiserv, Inc.	66,616	[a]	7,666,835
Five9, Inc.	3,495	[a]	230,670
FLEETCOR Technologies, Inc.	6,274	[a]	1,347,592
Fortinet, Inc.	32,830	[a]	1,951,415
Gartner, Inc.	30,854	[a]	10,114,250
Gen Digital, Inc.	69,945		1,364,627
Global Payments, Inc.	112,411		12,612,514
Globant SA	1,057	[a]	174,490
Guidewire Software, Inc.	8,140	[a]	571,509
HubSpot, Inc.	34,956	[a]	13,523,078
Intuit, Inc.	24,072		9,801,637
Jack Henry & Associates, Inc.	8,174		1,342,498
Jamf Holding Corp.	2,965	[a]	62,917
Kyndryl Holdings, Inc.	33,080	[a]	519,025
Manhattan Associates, Inc.	1,622	[a]	233,163
MongoDB, Inc.	3,612	[a]	756,786
nCino, Inc.	4,695	[a]	127,939
NCR Corp.	2,700	[a]	68,931
New Relic, Inc.	5,340	[a]	389,660
Nutanix, Inc., Cl. A	14,410	[a]	407,083
Okta, Inc.	7,932	[a]	565,472
Palantir Technologies, Inc., Cl. A	81,555	[a,b]	639,391
Paychex, Inc.	23,210		2,562,384
Paycom Software, Inc.	9,478	[a]	2,739,711
Pegasystems, Inc.	2,100		97,398
Procore Technologies, Inc.	7,595	[a,b]	508,789
PTC, Inc.	744	[a]	93,246
RingCentral, Inc., Cl. A	5,340	[a]	176,434
Roku, Inc.	4,880	[a]	315,687
Roper Technologies, Inc.	25,975		11,174,445
SentinelOne, Inc.	17,090	[a]	273,269
ServiceNow, Inc.	17,016	[a]	7,353,805
Shift4 Payments, Inc., Cl. A	2,380	[a]	153,510
Shopify, Inc., Cl. A	188,383	[a]	7,750,077
Smartsheet, Inc., Cl. A	9,820	[a]	432,276
Splunk, Inc.	81,519	[a]	8,355,697
SS&C Technologies Holdings, Inc.	138,133		8,108,407
Synopsys, Inc.	6,364	[a]	2,314,969
Teradata Corp.	1,775	[a]	72,349
Thoughtworks Holding, Inc.	2,390	[a,b]	17,590
Toast, Inc., Cl. A	18,225	[a]	344,817
Twilio, Inc., Cl. A	120,509	[a]	8,099,410
Tyler Technologies, Inc.	21,366	[a]	6,863,827
UiPath, Inc., Cl. A	43,165	[a,b]	640,569
Unity Software, Inc.	10,912	[a,b]	332,161
Verisign, Inc.	7,681	[a]	1,511,851

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.1%(continued)
Software & Services - 12.7% (continued)
WEX, Inc.	1,437	[a]	277,068
Wix.com Ltd.	3,460	[a]	313,234
Zoom Video Communications, Inc., CI. A	11,754	[a]	876,731
Zscaler, Inc.	9,028	[a]	1,184,022
		211,426,921
Technology Hardware & Equipment - 4.3%
Amphenol Corp., Cl. A	227,756		17,655,645
Arista Networks, Inc.	7,460	[a]	1,034,702
CDW Corp.	3,923		794,094
Cognex Corp.	25,391		1,204,041
Coherent Corp.	1,845	[a]	79,575
Corning, Inc.	16,580		562,891
F5, Inc.	6,103	[a]	872,607
Flex Ltd.	55,345	[a]	1,259,652
Hewlett Packard Enterprise Co.	15,995		249,682
HP, Inc.	19,495		575,492
Jabil, Inc.	15,780		1,310,213
Keysight Technologies, Inc.	81,421	[a]	13,024,103
Lumentum Holdings, Inc.	44,408	[a,b]	2,389,594
Motorola Solutions, Inc.	12,295		3,231,249
NetApp, Inc.	49,453		3,192,191
Nokia OYJ, ADR	963,610		4,432,606
Pure Storage, Inc., Cl. A	27,470	[a]	783,994
TE Connectivity Ltd.	26,120		3,325,598
Trimble, Inc.	114,809	[a]	5,976,957
Viasat, Inc.	3,650	[a,b]	115,924
Western Digital Corp.	134,844	[a]	5,188,797
Zebra Technologies Corp., Cl. A	14,756	[a]	4,430,489
		71,690,096
Telecommunication Services - .0%
Frontier Communications Parent, Inc.	11,725	[a]	320,796
Transportation - 1.5%
Alaska Air Group, Inc.	54,573	[a]	2,610,227
American Airlines Group, Inc.	12,965	[a]	207,181
Avis Budget Group, Inc.	650	[a]	142,779
Copa Holdings SA, Cl. A	7,469	[a]	689,762
Expeditors International of Washington, Inc.	40,794		4,265,421
GXO Logistics, Inc.	4,345	[a]	215,382
J.B. Hunt Transport Services, Inc.	20,282		3,666,783
JetBlue Airways Corp.	49,995	[a]	414,959
Landstar System, Inc.	20,278		3,666,060
Lyft, Inc., Cl. A	292,015	[a]	2,920,150
Norfolk Southern Corp.	12,373		2,781,698
Old Dominion Freight Line, Inc.	1,096		371,829
Ryder System, Inc.	8,455		827,829

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Shares	Value ($)
Common Stocks - 96.1%(continued)
Transportation - 1.5% (continued)
United Airlines Holdings, Inc.		31,825	[a] 1,653,627
			24,433,687
Utilities - 3.8%
Ameren Corp.		40,340	3,336,521
American Electric Power Co., Inc.		33,104	2,912,159
American Water Works Co., Inc.		19,872	2,789,631
CenterPoint Energy, Inc.		215,860	6,005,225
CMS Energy Corp.		32,050	1,889,988
Constellation Energy Corp.		123,231	9,228,770
DTE Energy Co.		29,963	3,287,241
Edison International		11,110	735,593
Entergy Corp.		44,964	4,625,447
Essential Utilities, Inc.		3,100	132,618
Eversource Energy		42,285	3,186,598
Exelon Corp.		104,956	4,239,173
FirstEnergy Corp.		55,927	2,211,354
IDACORP, Inc.		1,090	112,706
NiSource, Inc.		42,260	1,159,192
NRG Energy, Inc.		32,600	1,068,954
Pinnacle West Capital Corp.		19,345	1,425,340
PPL Corp.		155,074	4,197,853
Public Service Enterprise Group, Inc.		12,840	775,921
The AES Corp.		51,305	1,266,207
UGI Corp.		11,375	423,491
Vistra Corp.		191,742	4,216,407
WEC Energy Group, Inc.		14,950	1,325,467
Xcel Energy, Inc.		42,585	2,749,713
			63,301,569
Total Common Stocks(cost $821,943,605)			1,602,499,100

Exchange-Traded Funds - 2.0%
Registered Investment Companies - 2.0%
iShares Russell Mid-Cap Growth ETF		308,600	27,761,656
SPDR S&P MidCap 400 ETF Trust		10,252	[b] 4,867,137
Total Exchange-Traded Funds(cost $29,632,416)			32,628,793
		Number of Rights
Rights - .0%
Health Care Equipment & Services - .0%
Abiomed, Inc. expiring 12/31/2028 (cost $0)		40,585	[d] 41,397
	1-Day Yield (%)	Shares
Investment Companies - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $16,912,578)	4.65	16,912,578	[e] 16,912,578

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $20,393,056)	4.65	20,393,056	[e] 20,393,056
Total Investments (cost $888,881,655)		100.3%	1,672,474,924
Liabilities, Less Cash and Receivables		(.3%)	(4,991,328)
Net Assets		100.0%	1,667,483,596

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

SPDR—Standard & Poor's Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At February 28, 2023, the value of the fund’s securities on loan was $43,222,066 and the value of the collateral was $47,382,486, consisting of cash collateral of $20,393,056 and U.S. Government & Agency securities valued at $26,989,430. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at February 28, 2023. These securities were valued at $41,397 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	18.8
Industrials	17.4
Consumer Discretionary	14.1
Health Care	12.4
Financials	11.3
Real Estate	5.0
Investment Companies	4.2
Energy	4.1
Materials	4.1
Utilities	3.8
Communication Services	2.6
Consumer Staples	2.5
Consumer, Non-cyclical	.0
Communications	.0
Technology	.0
Consumer, Cyclical	.0
Financial	.0
100.3

† Based on net assets.

See notes to financial statements.

BNY Mellon Mid Cap Multi-Strategy Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.0%	32,165,379	227,165,011	(242,417,812)	16,912,578	622,441
Investment of Cash Collateral for Securities Loaned - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.2%	20,829,528	180,921,865	(181,358,337)	20,393,056	118,288	††
Total - 2.2%	52,994,907	408,086,876	(423,776,149)	37,305,634	740,729

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 94.3%
Automobiles & Components - .7%
Gentherm, Inc.	28,786	[a]	1,828,199
Stoneridge, Inc.	90,324	[a]	2,150,614
		3,978,813
Banks - 8.5%
BankUnited, Inc.	92,182		3,265,086
Banner Corp.	23,237		1,463,466
Capstar Financial Holdings, Inc.	24,827		429,507
Central Pacific Financial Corp.	36,117		810,104
Columbia Banking System, Inc.	76,692	[b]	2,280,053
CVB Financial Corp.	60,897		1,457,265
Essent Group Ltd.	139,597		5,995,691
First Bancorp/NC	36,105		1,497,996
First Bancorp/Puerto Rico	309,626		4,492,673
First Hawaiian, Inc.	38,513		1,053,331
First Interstate BancSystem, Inc., Cl. A	106,117		3,771,398
First Merchants Corp.	54,236		2,219,337
HarborOne Bancorp, Inc.	80,291		1,097,578
Heritage Commerce Corp.	109,029		1,320,341
Heritage Financial Corp.	34,384		958,282
National Bank Holdings Corp., Cl. A	32,897		1,332,000
Seacoast Banking Corp. of Florida	49,125		1,498,804
SouthState Corp.	13,153		1,061,184
Synovus Financial Corp.	74,584		3,118,357
Texas Capital Bancshares, Inc.	74,782	[a]	4,952,812
UMB Financial Corp.	14,760		1,338,142
United Community Banks, Inc.	47,757		1,581,234
Webster Financial Corp.	32,169		1,708,817
		48,703,458
Capital Goods - 12.9%
AerCap Holdings NV	21,090	[a]	1,316,860
AeroVironment, Inc.	19,122	[a]	1,639,520
Armstrong World Industries Inc.	24,565		1,936,950
Astec Industries, Inc.	24,604		1,107,918
BWX Technologies, Inc.	48,859		2,985,773
Construction Partners Inc., Cl. A	160,620	[a]	4,344,771
Curtiss-Wright Corp.	11,192		1,956,250
Dycom Industries, Inc.	20,668	[a,b]	1,740,452
EMCOR Group, Inc.	17,869		2,988,054
Energy Recovery, Inc.	75,389	[a]	1,663,835
EnerSys	52,255		4,739,006
EnPro Industries, Inc.	8,589		923,318
Flowserve Corp.	104,238		3,616,016
Fluor Corp.	326,913	[a,b]	11,987,900
Gibraltar Industries, Inc.	19,712	[a]	1,052,818
GrafTech International Ltd.	33,861		191,315
Granite Construction, Inc.	52,793		2,280,658
Hyster-Yale Materials Handling, Inc.	3,187		124,006

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.3%(continued)
Capital Goods - 12.9% (continued)
Lindsay Corp.	7,011		1,055,085
Matrix Service Co.	241,757	[a]	1,530,322
Maxar Technologies, Inc.	10,230		526,845
MDU Resources Group, Inc.	58,621		1,867,079
Mercury Systems, Inc.	82,266	[a]	4,305,802
MSC Industrial Direct Co., Inc., Cl. A	20,339		1,719,052
Proto Labs, Inc.	17,450	[a]	548,628
SiteOne Landscape Supply, Inc.	20,604	[a]	3,056,397
Spirit AeroSystems Holdings, Inc., Cl. A	135,516	[b]	4,631,937
Terex Corp.	47,193		2,794,298
The AZEK Company, Inc.	80,622	[a]	1,942,184
Titan Machinery, Inc.	59,342	[a]	2,717,270
Wabash National Corp.	4,175		114,395
Zurn Elkay Water Solutions Corp.	18,531		426,213
		73,830,927
Commercial & Professional Services - 2.0%
CACI International, Inc., Cl. A	11,974	[a]	3,508,382
Huron Consulting Group, Inc.	7,205	[a]	505,719
KBR, Inc.	61,544		3,391,690
Korn Ferry	17,539		980,255
Li-Cycle Holdings Corp.	99,821	[a,b]	604,915
The Brink's Company	39,229		2,559,692
		11,550,653
Consumer Durables & Apparel - 3.7%
Allbirds, Inc., Cl. A	514,875	[a]	1,472,542
Capri Holdings Ltd.	24,899	[a,b]	1,234,243
Cavco Industries, Inc.	6,841	[a]	1,949,685
GoPro, Inc., Cl. A	561,309	[a]	2,913,194
Meritage Homes Corp.	16,423		1,793,884
Oxford Industries, Inc.	1,179		138,662
Peloton Interactive, Inc., Cl. A	217,338	[a]	2,808,007
Skechers USA, Inc., Cl. A	26,318	[a]	1,171,414
Sonos, Inc.	42,159	[a,b]	819,149
The Lovesac Company	29,026	[a]	835,659
Toll Brothers, Inc.	26,119		1,565,573
Topgolf Callaway Brands Corp.	189,543	[a]	4,393,607
		21,095,619
Consumer Services - 3.5%
Bloomin' Brands, Inc.	134,867		3,520,029
Bright Horizons Family Solutions, Inc.	15,946	[a]	1,257,183
Chuy's Holdings, Inc.	7,204	[a]	257,543
El Pollo Loco Holdings, Inc.	9,121	[a]	109,178
European Wax Center Inc., Cl. A	64,429	[a,b]	1,189,359
Genius Sports Ltd.	926,050	[a]	4,482,082
Papa John's International, Inc.	21,735	[b]	1,824,653
Planet Fitness, Inc., Cl. A	63,667	[a]	5,160,210

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.3%(continued)
Consumer Services - 3.5% (continued)
Six Flags Entertainment Corp.	76,979	[a,b]	2,032,246
		19,832,483
Diversified Financials - 2.1%
Bread Financial Holdings, Inc.	40,138		1,648,468
Cannae Holdings, Inc.	63,512	[a]	1,434,101
Cohen & Steers, Inc.	17,463		1,263,623
Federated Hermes, Inc.	83,525		3,286,709
MarketWise, Inc.	106,559	[a]	209,921
PJT Partners, Inc., Cl. A	38,961		3,073,244
PROG Holdings, Inc.	27,999	[a]	692,135
WisdomTree, Inc.	54,880		327,634
		11,935,835
Energy - 6.8%
Cactus Inc., Cl. A	117,067		5,379,229
ChampionX Corp.	46,794		1,430,493
Chesapeake Energy Corp.	10,006	[b]	808,585
CNX Resources Corp.	258,153	[a,b]	3,962,649
Comstock Resources, Inc.	89,769	[b]	1,089,796
Dril-Quip, Inc.	135,975	[a]	4,657,144
EQT Corp.	132,320		4,390,378
Frontline PLC	190,891		3,604,022
Helix Energy Solutions Group, Inc.	158,690	[a]	1,313,953
Liberty Energy, Inc.	33,961		517,905
PBF Energy, Inc., Cl. A	148,659		6,497,885
Viper Energy Partners LP	187,575		5,370,272
		39,022,311
Food & Staples Retailing - 1.3%
Grocery Outlet Holding Corp.	131,541	[a]	3,558,184
The Chefs' Warehouse, Inc.	119,129	[a]	3,877,649
		7,435,833
Food, Beverage & Tobacco - 1.5%
Fresh Del Monte Produce, Inc.	46,946		1,468,471
Freshpet, Inc.	53,927	[a,b]	3,353,181
J&J Snack Foods Corp.	9,722		1,372,844
The Boston Beer Company, Inc., Cl. A	4,229	[a]	1,369,350
The Simply Good Foods Company	25,886	[a]	991,175
		8,555,021
Health Care Equipment & Services - 10.7%
Acadia Healthcare Co., Inc.	64,868	[a]	4,703,579
Amedisys, Inc.	35,882	[a]	3,299,350
AtriCure Inc.	35,002	[a]	1,347,577
Embecta Corp.	49,430		1,579,289
Encompass Health Corp.	38,832		2,194,785
Enovis Corp.	3,640	[a]	209,737
Evolent Health Inc., Cl. A	179,125	[a]	6,271,166
Figs, Inc., Cl. A	117,523	[a]	1,082,387
Inspire Medical Systems, Inc.	5,655	[a]	1,469,904
iRhythm Technologies, Inc.	15,564	[a,b]	1,831,572
Merit Medical Systems, Inc.	38,582	[a]	2,723,118

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.3%(continued)
Health Care Equipment & Services - 10.7% (continued)
ModivCare, Inc.	35,524	[a]	3,488,102
NuVasive, Inc.	71,534	[a]	3,092,415
Omnicell, Inc.	31,741	[a]	1,727,980
Outset Medical, Inc.	69,598	[a]	1,587,530
Privia Health Group, Inc.	285,083	[a]	7,962,368
R1 RCM, Inc.	499,765	[a,b]	7,096,663
Select Medical Holdings Corp.	113,930		3,097,757
TransMedics Group, Inc.	80,774	[a]	6,467,574
		61,232,853
Household & Personal Products - 1.2%
Inter Parfums, Inc.	29,198		3,515,731
Spectrum Brands Holdings, Inc.	55,382		3,545,556
		7,061,287
Insurance - 1.7%
BRP Group, Inc., Cl. A	134,492	[a]	3,865,300
Palomar Holdings, Inc.	24,688	[a]	1,481,280
Selective Insurance Group, Inc.	18,848	[b]	1,913,637
The Hanover Insurance Group, Inc.	19,069		2,659,744
		9,919,961
Materials - 4.4%
Alamos Gold, Inc., Cl. A	644,520	[b]	6,561,214
Carpenter Technology Corp.	54,503		2,634,130
Constellium SE	128,293	[a,b]	2,051,405
Hecla Mining Co.	213,905	[b]	1,101,611
Largo, Inc.	207,646	[a]	1,328,934
Livent Corp.	55,911	[a,b]	1,311,113
Materion Corp.	19,825		2,214,056
MP Materials Corp.	52,180	[a]	1,826,300
Royal Gold, Inc.	16,558		1,966,925
Schnitzer Steel Industries, Inc., Cl. A	33,320		1,089,231
Tronox Holdings PLC	186,705		2,912,598
		24,997,517
Media & Entertainment - 3.5%
Eventbrite, Inc., Cl. A	384,271	[a]	3,366,214
IMAX Corp.	82,346	[a]	1,518,460
John Wiley & Sons, Inc., Cl. A	20,393		907,285
Lions Gate Entertainment Corp., Cl. A	141,605	[a,b]	1,502,429
Lions Gate Entertainment Corp., Cl. B	151,523	[a]	1,507,654
Magnite, Inc.	477,995	[a]	5,320,084
Manchester United PLC, Cl. A	84,698	[a]	1,757,484
Scholastic Corp.	33,053		1,507,547
TEGNA, Inc.	19,555		340,257
World Wrestling Entertainment, Inc., Cl. A	11,372		955,248
Ziff Davis, Inc.	14,823	[a]	1,170,721
		19,853,383

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.3%(continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.1%
10X Genomics Inc., CI. A	11,317	[a]	537,784
Alkermes PLC	277,883	[a]	7,430,591
Ascendis Pharma A/S, ADR	8,218	[a,b]	912,938
Beam Therapeutics, Inc.	15,309	[a,b]	616,034
Crinetics Pharmaceuticals Inc.	68,394	[a]	1,343,258
Cytokinetics, Inc.	23,130	[a]	1,002,917
Denali Therapeutics, Inc.	139,223	[a]	3,779,904
Insmed, Inc.	134,760	[a]	2,746,409
Karuna Therapeutics, Inc.	6,300	[a]	1,256,346
Keros Therapeutics, Inc.	6,072	[a]	323,152
Kymera Therapeutics, Inc.	50,856	[a]	1,595,861
MeiraGTx Holdings PLC	28,623	[a]	220,970
NanoString Technologies, Inc.	52,061	[a]	508,115
Pacific Biosciences of California, Inc.	39,698	[a,b]	360,458
PTC Therapeutics, Inc.	39,847	[a]	1,740,118
Sarepta Therapeutics, Inc.	31,138	[a]	3,802,884
Twist Bioscience Corp.	31,431	[a]	611,647
Ultragenyx Pharmaceutical, Inc.	13,825	[a]	615,074
uniQure NV	26,871	[a,b]	563,216
Xenon Pharmaceuticals, Inc.	124,582	[a]	4,916,006
		34,883,682
Real Estate - 3.9%
Agree Realty Corp.	32,172	[c]	2,277,134
Colliers International Group, Inc.	23,618		2,735,437
Douglas Elliman, Inc.	113,782		480,160
EPR Properties	78,529	[c]	3,207,124
Highwoods Properties, Inc.	3,640	[c]	96,460
Newmark Group, Inc., Cl. A	20,913		167,722
Pebblebrook Hotel Trust	141,871	[b,c]	2,024,499
Physicians Realty Trust	171,161	[c]	2,538,318
Potlatchdeltic Corp.	41,284	[c]	1,905,669
Rayonier, Inc.	22,754	[c]	764,079
Ryman Hospitality Properties, Inc.	9,717	[c]	901,446
STAG Industrial, Inc.	46,027	[b,c]	1,548,348
Sunstone Hotel Investors, Inc.	154,423	[c]	1,632,251
Terreno Realty Corp.	16,675	[c]	1,037,352
Urban Edge Properties	71,272	[c]	1,097,589
		22,413,588
Retailing - 4.7%
American Eagle Outfitters, Inc.	53,486	[a]	768,594
Citi Trends, Inc.	48,504	[a]	1,360,052
Designer Brands, Inc., Cl. A	207,312		2,029,584
Farfetch Ltd., Cl. A	276,460	[a,b]	1,418,240
Funko Inc., Cl. A	88,521	[a,b]	956,912
Leslie's, Inc.	45,663	[a]	575,810
National Vision Holdings, Inc.	95,225	[a]	3,557,606
Ollie's Bargain Outlet Holdings, Inc.	179,559	[a]	10,331,825
Petco Health & Wellness Co.	137,381	[a]	1,415,024

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.3%(continued)
Retailing - 4.7% (continued)
RH	2,395	[a,b]	716,177
Urban Outfitters, Inc.	52,438	[a]	1,413,204
Warby Parker Inc., Cl. A	179,368	[a,b]	2,333,578
		26,876,606
Semiconductors & Semiconductor Equipment - 1.9%
Diodes, Inc.	3,123	[a]	286,348
MaxLinear, Inc.	105,497	[a]	3,609,052
MKS Instruments, Inc.	13,421		1,300,898
Power Integrations, Inc.	28,916		2,378,341
Semtech Corp.	45,421	[a]	1,399,421
SkyWater Technology, Inc.	39,752	[a]	521,944
Synaptics, Inc.	11,842	[a]	1,392,738
		10,888,742
Software & Services - 5.2%
A10 Networks, Inc.	84,556		1,286,942
AvidXchange Holdings, Inc.	128,912	[a]	1,282,674
DigitalOcean Holdings, Inc.	71,580	[a,b]	2,289,128
DoubleVerify Holdings, Inc.	141,989	[a]	3,730,051
Edgio, Inc.	909,860	[a]	1,119,128
Everbridge, Inc.	21,926	[a]	716,542
Flywire Corp.	6,280	[a]	155,304
HubSpot, Inc.	9,814	[a]	3,796,644
JFrog Ltd.	200,976	[a]	4,622,448
MicroStrategy, Inc., Cl. A	1,593	[a,b]	417,796
nCino, Inc.	17,255	[a]	470,199
Progress Software Corp.	53,601	[b]	3,078,841
Twilio, Inc., Cl. A	36,696	[a]	2,466,338
Verint Systems, Inc.	11,405	[a]	426,319
Zuora, Inc., Cl. A	432,423	[a]	3,662,623
		29,520,977
Technology Hardware & Equipment - 4.0%
ADTRAN Holdings, Inc.	294,820		5,144,609
Arlo Technologies, Inc.	225,615	[a]	857,337
Calix, Inc.	52,787	[a]	2,700,055
Corsair Gaming, Inc.	70,241	[a]	1,229,218
Extreme Networks, Inc.	204,712	[a]	3,832,209
Itron, Inc.	81,752	[a]	4,559,309
Lumentum Holdings, Inc.	49,200	[a]	2,647,452
nLight, Inc.	151,405	[a]	1,710,877
Ondas Holdings, Inc.	63,001	[a,b]	118,442
		22,799,508
Telecommunication Services - .1%
Bandwidth Inc., Cl. A	30,311	[a]	481,945
Transportation - .6%
Alaska Air Group, Inc.	28,659	[a]	1,370,760
SkyWest, Inc.	110,443	[a,b]	2,106,148
		3,476,908

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 94.3%(continued)
Utilities - 3.3%
Atlantica Sustainable Infrastructure PLC		41,496	[b]	1,145,290
Avista Corp.		23,337	[b]	959,617
Chesapeake Utilities Corp.		13,793		1,766,745
Clearway Energy, Inc., Cl. C		147,040	[b]	4,618,526
NextEra Energy Partners LP		79,747	[b]	5,284,036
NorthWestern Corp.		23,696		1,369,155
Portland General Electric Co.		36,668	[b]	1,752,730
Southwest Gas Holdings, Inc.		28,325		1,784,758
			18,680,857
Total Common Stocks(cost $452,904,633)			539,028,767

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
iShares Russell 2000 ETF		10,524	[b]	1,980,406
iShares Russell 2000 Value ETF		7,083	[b]	1,052,534
Total Exchange-Traded Funds(cost $2,895,515)			3,032,940
	1-Day Yield (%)
Investment Companies - 5.0%
Registered Investment Companies - 5.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $28,693,821)	4.65	28,693,821	[d]	28,693,821

Investment of Cash Collateral for Securities Loaned - 2.0%
Registered Investment Companies - 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $11,119,425)	4.65	11,119,425	[d]	11,119,425
Total Investments (cost $495,613,394)		101.8%	581,874,953
Liabilities, Less Cash and Receivables		(1.8%)	(10,070,835)
Net Assets		100.0%	571,804,118

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At February 28, 2023, the value of the fund’s securities on loan was $69,509,655 and the value of the collateral was $72,560,291, consisting of cash collateral of $11,119,425 and U.S. Government & Agency securities valued at $61,440,866. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	16.8
Industrials	15.5
Consumer Discretionary	12.6
Financials	12.3
Information Technology	11.1
Investment Companies	7.5
Energy	6.8
Materials	4.4
Consumer Staples	4.0
Real Estate	3.9
Communication Services	3.6
Utilities	3.3
101.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - 5.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 5.0%	24,504,649	84,758,304	(80,569,132)	28,693,821	382,230
Investment of Cash Collateral for Securities Loaned - 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 2.0%	8,610,562	81,931,186	(79,422,323)	11,119,425	84,576	††
Total - 7.0%	33,115,211	166,689,490	(159,991,455)	39,813,246	466,806

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

BNY Mellon Focused Equity Opportunities Fund
Description	Shares	Value ($)
Common Stocks - 99.3%
Banks - 2.9%
Truist Financial Corp.	121,234	5,691,936
Capital Goods - 11.3%
Deere & Co.	17,834	7,476,726
Eaton Corp. PLC	42,912	7,506,596
Raytheon Technologies Corp.	76,432	7,497,215
		22,480,537
Consumer Durables & Apparel - 2.5%
NIKE, Inc., Cl. B	42,007	4,990,011
Consumer Services - 6.7%
Las Vegas Sands Corp.	149,795	[a] 8,608,719
McDonald's Corp.	17,915	4,727,948
		13,336,667
Diversified Financials - 3.0%
CME Group, Inc.	32,541	6,031,800
Energy - 6.1%
Devon Energy Corp.	75,311	4,060,769
Exxon Mobil Corp.	72,371	7,954,297
		12,015,066
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	9,199	4,453,972
Food, Beverage & Tobacco - 3.7%
The Coca-Cola Company	123,567	7,353,472
Health Care Equipment & Services - 7.5%
Boston Scientific Corp.	178,208	[a] 8,325,878
UnitedHealth Group, Inc.	13,691	6,516,094
		14,841,972
Insurance - 5.6%
American International Group, Inc.	182,195	11,133,937
Materials - 2.3%
Martin Marietta Materials, Inc.	12,792	4,603,457
Media & Entertainment - 2.3%
Alphabet, Inc., Cl. A	50,477	[a] 4,545,959
Pharmaceuticals Biotechnology & Life Sciences - 8.2%
AbbVie, Inc.	49,306	7,588,193
Merck & Co., Inc.	82,161	8,728,785
		16,316,978
Real Estate - 2.1%
American Tower Corp.	21,386	[b] 4,234,642
Retailing - 1.6%
Amazon.com, Inc.	32,622	[a] 3,073,971
Semiconductors & Semiconductor Equipment - 5.1%
Advanced Micro Devices, Inc.	49,169	[a] 3,863,700
Lam Research Corp.	13,014	6,324,934
		10,188,634
Software & Services - 11.8%
Mastercard, Inc., Cl. A	20,678	7,346,687

BNY Mellon Focused Equity Opportunities Fund (continued)
Description	Shares	Value ($)
Common Stocks - 99.3%(continued)
Software & Services - 11.8% (continued)
Microsoft Corp.	35,442	8,839,944
Oracle Corp.	82,583	7,217,754
		23,404,385
Technology Hardware & Equipment - 5.7%
Amphenol Corp., Cl. A	84,027	6,513,773
Apple, Inc.	31,860	4,696,482
		11,210,255
Telecommunication Services - 4.9%
T-Mobile US, Inc.	68,434	[a] 9,729,946
Utilities - 3.7%
Public Service Enterprise Group, Inc.	120,981	7,310,882
Total Investments (cost $144,908,271)	99.3%	196,948,479
Cash and Receivables (Net)	.7%	1,395,484
Net Assets	100.0%	198,343,963
a Non-income producing security.

b Investment in real estate investment trust within the United States.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	22.6
Health Care	15.7
Financials	11.5
Industrials	11.3
Consumer Discretionary	10.8
Communication Services	7.2
Energy	6.1
Consumer Staples	6.0
Utilities	3.7
Materials	2.3
Real Estate	2.1
99.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Focused Equity Opportunities Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	1,135,610	16,523,811	(17,659,421)	-	6,529

† Includes reinvested dividends/distributions.

See notes to financial statements.

BNY Mellon International Fund
Description	Shares		Value ($)
Common Stocks - 95.8%
Australia - 4.3%
AGL Energy Ltd.	304,053	[a]	1,411,721
Aristocrat Leisure Ltd.	31,994		786,661
ASX Ltd.	132,894	[a]	6,084,434
Brambles Ltd.	157,773		1,366,349
Macquarie Group Ltd.	33,129		4,224,875
		13,874,040
Austria - 1.4%
OMV AG	94,038		4,586,285
Denmark - .4%
AP Moller - Maersk A/S, Cl. B	601		1,401,498
France - 18.0%
AXA SA	73,719		2,327,482
BNP Paribas SA	137,498		9,620,303
Cie Generale des Etablissements Michelin SCA	165,255		5,197,387
Euroapi SA	3,739	[b]	61,298
Klepierre SA	113,869	[a]	2,850,797
LVMH SE	6,219		5,189,913
Orange SA	554,444		6,328,811
Publicis Groupe SA	113,508	[b]	9,033,120
Sanofi	119,623		11,246,829
Teleperformance	6,636		1,726,649
Vinci SA	35,810		4,084,573
		57,667,162
Germany - 12.2%
Allianz SE	13,114		3,081,371
Bayer AG	134,079		7,982,787
Daimler Truck Holding AG	48,524	[b]	1,540,485
Deutsche Post AG	202,048	[b]	8,573,891
Evonik Industries AG	172,431	[b]	3,689,553
HeidelbergCement AG	17,758	[b]	1,223,125
Mercedes-Benz Group AG	120,301		9,244,158
Muenchener Rueckversicherungs-Gesellschaft AG	10,914		3,764,413
		39,099,783
Hong Kong - 1.0%
Sun Hung Kai Properties Ltd.	235,000		3,209,417
Italy - 4.5%
Enel SPA	1,808,051		10,168,101
Eni SPA	314,833		4,450,863
		14,618,964
Japan - 18.7%
Advantest Corp.	34,600		2,747,060
Casio Computer Co.	393,400		3,857,288
FUJIFILM Holdings Corp.	29,400		1,372,022
Fujitsu Ltd.	31,100		4,001,851
ITOCHU Corp.	165,300		4,940,000
Mitsubishi Electric Corp.	206,600		2,326,156

BNY Mellon International Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.8%(continued)
Japan - 18.7% (continued)
Mizuho Financial Group, Inc.	96,700		1,507,442
Nintendo Co. Ltd.	70,800		2,664,457
Nippon Telegraph & Telephone Corp.	223,500		6,479,046
Recruit Holdings Co. Ltd.	93,400		2,540,881
Renesas Electronics Corp.	361,000	[b]	4,677,052
Shionogi & Co. Ltd.	90,400		4,022,868
Sony Group Corp.	68,000		5,708,494
Sumitomo Mitsui Financial Group, Inc.	182,700		8,013,546
Tokyo Electron Ltd.	10,300		3,533,568
Trend Micro, Inc.	34,900		1,643,047
		60,034,778
Netherlands - 4.9%
ASML Holding NV	7,810		4,824,212
ING Groep NV	286,701		4,022,830
Koninklijke Ahold Delhaize NV	218,361		6,932,277
		15,779,319
Norway - .6%
Yara International ASA	38,944		1,852,923
Singapore - 1.4%
Singapore Exchange Ltd.	450,300		2,908,608
United Overseas Bank Ltd.	65,200		1,446,686
		4,355,294
Spain - .8%
ACS Actividades de Construccion y Servicios SA	85,133		2,580,695
Switzerland - 7.1%
Kuehne + Nagel International AG	23,303	[b]	5,962,757
Novartis AG	43,853		3,691,316
Roche Holding AG	34,314		9,902,368
Sonova Holding AG	7,679	[b]	1,884,997
STMicroelectronics NV	28,506		1,369,600
		22,811,038
United Kingdom - 20.5%
Ashtead Group PLC	107,438		7,120,672
BAE Systems PLC	332,493		3,591,454
BP PLC	295,569		1,957,166
Bunzl PLC	36,486		1,300,816
Burberry Group PLC	150,754		4,471,707
Diageo PLC	134,746		5,719,776
Ferguson PLC	23,219		3,336,116
GSK PLC	269,313		4,617,486
Haleon PLC	333,056	[b]	1,289,785
Imperial Brands PLC	61,552		1,484,458
Legal & General Group PLC	671,947	[b]	2,068,315
Melrose Industries PLC	746,219		1,345,038
Rio Tinto PLC	61,418		4,219,834
Shell PLC	244,397		7,427,226

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund (continued)
Description		Shares	Value ($)
Common Stocks - 95.8%(continued)
United Kingdom - 20.5% (continued)
SSE PLC		237,324	4,982,795
Tate & Lyle PLC		398,274	3,844,009
Unilever PLC		25,279	1,257,627
Vodafone Group PLC		4,892,669	5,872,200
			65,906,480
Total Common Stocks(cost $297,788,702)			307,777,676

Exchange-Traded Funds - .7%
United States - .7%
iShares MSCI EAFE ETF (cost $2,118,948)		30,377	2,106,645
	Preferred Dividend Rate (%)
Preferred Stocks - 1.9%
Germany - 1.9%
Volkswagen AG (cost $10,252,679)		44,910	6,135,269
	1-Day Yield (%)
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,352,097)	4.65	4,352,097	[c] 4,352,097

Investment of Cash Collateral for Securities Loaned - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,834,748)	4.65	1,834,748	[c] 1,834,748
Total Investments (cost $316,347,174)		100.3%	322,206,435
Liabilities, Less Cash and Receivables		(.3%)	(1,015,410)
Net Assets		100.0%	321,191,025

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At February 28, 2023, the value of the fund’s securities on loan was $1,736,550 and the value of the collateral was $1,834,748. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	12.9
Capital Goods	10.0
Banks	7.7
Automobiles & Components	6.4
Consumer Durables & Apparel	6.0
Telecommunication Services	5.8
Energy	5.7
Semiconductors & Semiconductor Equipment	5.3
Utilities	5.2
Transportation	5.0
Diversified Financials	4.1
Media & Entertainment	3.6
Insurance	3.5
Food, Beverage & Tobacco	3.4
Materials	3.4
Investment Companies	2.6
Food & Staples Retailing	2.2
Real Estate	1.9
Software & Services	1.8
Commercial & Professional Services	1.8
Household & Personal Products	.8
Health Care Equipment & Services	.6
Technology Hardware & Equipment	.4
Consumer Services	.2
100.3

† Based on net assets.

See notes to financial statements.

BNY Mellon International Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.3%	47,603	37,523,075	(33,218,581)	4,352,097	21,622
Investment of Cash Collateral for Securities Loaned - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .6%	4,839,849	92,092,873	(95,097,974)	1,834,748	6,273	††
Total - 1.9%	4,887,452	129,615,948	(128,316,555)	6,186,845	27,895

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund
Description	Shares		Value ($)
Common Stocks - 98.5%
Australia - 1.5%
BHP Group Ltd.	84,404		2,566,053
OZ Minerals Ltd.	157,059	[a]	2,964,464
		5,530,517
Brazil - 5.3%
B3 SA - Brasil Bolsa Balcao	1,720,049		3,479,227
Banco Bradesco SA, ADR	1,584,692		4,009,271
Raia Drogasil SA	718,231		3,099,034
WEG SA	782,509		5,827,584
XP, Inc., Cl. A	270,180	[a,b]	3,355,636
		19,770,752
China - 28.5%
Airtac International Group	96,180		3,393,344
Alibaba Group Holding Ltd.	411,200	[a]	4,531,404
BY-HEALTH Co. Ltd., Cl. A	1,739,064	[a]	5,753,943
China Merchants Bank Co. Ltd., Cl. H	596,500	[a,b]	3,229,705
Foshan Haitian Flavouring & Food Co. Ltd., Cl. A	539,147	[a]	6,384,860
JD.com, Inc., Cl. A	171,200	[a]	3,788,498
Kingdee International Software Group Co. Ltd.	1,049,000	[a]	1,953,828
LONGi Green Energy Technology Co. Ltd., CI. A	745,840	[a]	4,754,872
Meituan, Cl. B	505,560	[a,c]	8,765,857
NARI Technology Co. Ltd., Cl. A	1,435,648	[a]	5,430,694
NetEase, Inc.	213,300		3,290,778
Pharmaron Beijing Co. Ltd., Cl. H	438,800	[a,c]	2,454,114
Ping An Insurance Group Company of China Ltd., Cl. H	1,201,000		8,155,184
Shenzhen Inovance Technology Co. Ltd., CI. A	709,132	[a]	7,490,471
Silergy Corp.	172,000	[a]	3,285,384
Sungrow Power Supply Co. Ltd., CI. A	237,706	[a]	4,096,844
Tencent Holdings Ltd.	446,900	[a]	19,562,621
Wuxi Lead Intelligent Equipment Co. Ltd., Cl. A	531,540	[a]	3,331,987
Yum China Holdings, Inc.	111,282		6,535,592
		106,189,980
France - 2.2%
TotalEnergies SE	133,687		8,281,841
Hong Kong - 3.4%
AIA Group Ltd.	708,200		7,511,103
Hong Kong Exchanges & Clearing Ltd.	59,400		2,380,722
Pacific Basin Shipping Ltd.	8,071,000	[b]	2,930,460
		12,822,285
India - 16.9%
Asian Paints Ltd.	48,028		1,643,471
Dr Lal PathLabs Ltd.	97,030	[a,c]	2,334,976
Godrej Consumer Products Ltd.	327,011	[a]	3,652,333

BNY Mellon Emerging Markets Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.5%(continued)
India - 16.9% (continued)
HDFC Bank Ltd.	403,570	[a]	7,809,001
HDFC Life Insurance Co. Ltd.	496,548	[a,c]	2,936,011
Hindustan Unilever Ltd.	153,860		4,579,739
Housing Development Finance Corp. Ltd.	126,474	[a]	3,992,229
ICICI Bank Ltd.	337,855	[a]	3,493,699
Info Edge India Ltd.	111,417		4,706,018
Infosys Ltd.	153,302		2,758,574
KEI Industries Ltd.	115,895		2,278,505
Marico Ltd.	780,213		4,642,535
Maruti Suzuki India Ltd.	29,572	[a]	3,085,121
Reliance Industries Ltd.	242,994	[a]	6,826,936
Tata Consultancy Services Ltd.	124,926		5,006,334
Titan Co. Ltd.	116,866	[a]	3,354,397
		63,099,879
Indonesia - 1.8%
Bank Mandiri Persero TBK Pt	10,147,300	[a]	6,653,967
Japan - .8%
Advantest Corp.	39,600		3,144,034
Mexico - 5.0%
Fomento Economico Mexicano SAB de CV	565,461	[b]	5,207,563
Grupo Financiero Banorte, SAB de CV, Cl. O	760,481		6,437,477
Wal-Mart de Mexico SAB de CV	1,806,707		7,119,590
		18,764,630
Netherlands - 2.1%
ASM International NV	10,118	[a]	3,456,684
ASML Holding NV	6,971		4,305,964
		7,762,648
Peru - 1.2%
Credicorp Ltd.	35,805	[a]	4,562,273
Philippines - .7%
Ayala Corp.	217,690		2,458,108
Poland - .8%
Dino Polska SA	36,978	[a,c]	3,088,877
Russia - .0%
Lukoil, ADR	85,809	[a,d]	0
Sberbank of Russia PJSC, ADR	884,047	[a,d]	0
X5 Retail Group NV, GDR	198,889	[a,d]	0
Yandex NV, Cl. A	34,166	[a,d]	0
Singapore - .6%
Sea Ltd., ADR	35,672	[a,b]	2,229,143
South Africa - 1.3%
Clicks Group Ltd.	331,659		4,830,862
South Korea - 8.5%
KT Corp.	140,094		3,223,777
LG Energy Solution	7,034	[a]	2,780,111

BNY Mellon Emerging Markets Fund (continued)
Description		Shares		Value ($)
Common Stocks - 98.5%(continued)
South Korea - 8.5% (continued)
Samsung Electronics Co. Ltd.		350,931		16,071,354
Samsung SDI Co. Ltd.		13,374		7,034,426
SK Hynix, Inc.		40,178		2,714,463
			31,824,131
Sweden - 1.3%
Epiroc AB, Cl. A		249,622		4,805,009
Taiwan - 12.6%
Chailease Holding Co. Ltd.		515,634	[a]	3,816,127
Delta Electronics, Inc.		298,000	[a]	2,802,048
MediaTek, Inc.		258,000	[a]	6,121,991
Taiwan Semiconductor Manufacturing Co. Ltd.		1,507,000		25,273,700
Uni-President Enterprises Corp.		2,412,000	[a]	5,343,376
Voltronic Power Technology Corp.		68,000	[a]	3,581,943
			46,939,185
United States - 1.9%
Livent Corp.		110,570	[a,b]	2,592,867
Schlumberger Ltd.		86,527		4,604,102
			7,196,969
Uruguay - 2.1%
Globant SA		15,766	[a]	2,602,651
MercadoLibre, Inc.		4,238	[a]	5,170,360
			7,773,011
Total Common Stocks(cost $322,748,201)			367,728,101
	1-Day Yield (%)
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,733,129)	4.65	4,733,129	[e]	4,733,129

BNY Mellon Emerging Markets Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $5,658,719)	4.65	5,658,719	[e]	5,658,719
Total Investments (cost $333,140,049)		101.3%	378,119,949
Liabilities, Less Cash and Receivables		(1.3%)	(4,814,130)
Net Assets		100.0%	373,305,819

ADR—American Depository Receipt

GDR—Global Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At February 28, 2023, the value of the fund’s securities on loan was $12,201,269 and the value of the collateral was $13,200,652, consisting of cash collateral of $5,658,719 and U.S. Government & Agency securities valued at $7,541,933. In addition, the value of collateral may include pending sales that are also on loan.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2023, these securities were valued at $19,579,835 or 5.24% of net assets.

d The fund held Level 3 securities at February 28, 2023. These securities were valued at $0 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Semiconductors & Semiconductor Equipment	14.2
Capital Goods	12.2
Banks	9.7
Media & Entertainment	8.0
Technology Hardware & Equipment	6.9
Retailing	6.0
Food, Beverage & Tobacco	5.8
Energy	5.3
Insurance	5.0
Food & Staples Retailing	4.9
Diversified Financials	4.6
Household & Personal Products	3.7
Software & Services	3.3
Investment Companies	2.8
Materials	2.6
Consumer Services	1.7
Consumer Durables & Apparel	.9
Telecommunication Services	.9
Automobiles & Components	.8
Transportation	.8
Pharmaceuticals Biotechnology & Life Sciences	.6
Health Care Equipment & Services	.6
101.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.3%	-	116,517,410	(111,784,281)	4,733,129	81,305
Investment of Cash Collateral for Securities Loaned - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.5%	1,883,109	16,029,132	(12,253,522)	5,658,719	3,960	††
Total - 2.8%	1,883,109	132,546,542	(124,037,803)	10,391,848	85,265

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

BNY Mellon International Equity Income Fund
Description	Shares		Value ($)
Common Stocks - 94.8%
Australia - 7.0%
Anz Group Holdings Ltd.	5,100		84,594
Aurizon Holdings Ltd.	161,171		358,976
BHP Group Ltd.	11,698		355,796
National Australia Bank Ltd.	19,602		395,706
SEEK Ltd.	9,254		150,569
Sonic Healthcare Ltd.	3,957		85,764
Suncorp Group Ltd.	11,379		98,392
Wesfarmers Ltd.	29,115		945,093
Westpac Banking Corp.	7,739		117,327
Woodside Energy Group Ltd.	2,130		51,469
		2,643,686
Belgium - .5%
Proximus SADP	19,741		182,074
Brazil - .9%
Cia Siderurgica Nacional SA	102,390		328,363
Canada - 9.1%
BCE, Inc.	1,775		78,532
Canadian Imperial Bank of Commerce	6,460		295,422
Enbridge, Inc.	15,646		586,969
Great-West Lifeco, Inc.	15,670		427,552
IGM Financial, Inc.	13,422		408,414
Keyera Corp.	11,129		245,580
Manulife Financial Corp.	18,816		372,045
Power Corporation of Canada	7,126		190,201
The Bank of Nova Scotia	5,511		272,379
The Toronto-Dominion Bank	8,476		564,342
		3,441,436
China - 7.5%
Alibaba Group Holding Ltd., ADR	2,939	[a]	258,015
Bank of China Ltd., Cl. H	757,580	[a]	277,961
China Medical System Holdings Ltd.	127,250		191,295
Cosco Shipping Holdings Co., Ltd., Cl. H	205,150		212,745
Industrial & Commercial Bank of China Ltd., Cl. H	206,860	[a]	103,306
JD.com, Inc., Cl. A	471	[a]	10,423
Lenovo Group Ltd.	233,070		209,037
Meituan, Cl. B	923	[a,b]	16,004
Ping An Insurance Group Company of China Ltd., Cl. H	28,030		190,333
Sinopharm Group Co., Ltd., Cl. H	71,600	[a]	191,556
Sinotruk Hong Kong Ltd.	262,710		413,674
Tencent Holdings Ltd.	8,630	[a]	377,770
Zhejiang Expressway Co., Ltd., Cl. H	475,050	[a]	383,095
		2,835,214
Czech Republic - 2.2%
CEZ AS	17,660	[a]	824,366

BNY Mellon International Equity Income Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.8%(continued)
Finland - 2.6%
Fortum OYJ	15,603		238,638
Nordea Bank Abp	54,922		695,917
Sampo OYJ, Cl. A	1,262		61,455
		996,010
France - 5.7%
AXA SA	34,458		1,087,920
Bouygues SA	2,792		94,617
Credit Agricole SA	4,749		58,076
Eutelsat Communications SA	18,185		127,235
Orange SA	8,456		96,523
Sanofi	3,359		315,810
TotalEnergies SE	6,201		384,149
		2,164,330
Germany - 5.1%
Allianz SE	1,309		307,573
Bayer AG	3,805		226,542
Covestro AG	5,353	[a,b]	235,817
Deutsche Post AG	14,291	[a]	606,437
Mercedes-Benz Group AG	4,765		366,152
SAP SE	1,603		182,232
		1,924,753
Greece - 1.7%
OPAP SA	40,111		622,805
Hong Kong - .5%
PCCW Ltd.	377,880		187,751
Italy - 2.3%
Enel SPA	14,612		82,175
Eni SPA	45,895		648,828
Poste Italiane SPA	11,401	[b]	123,000
		854,003
Japan - 12.3%
AGC, Inc.	5,200		192,486
Aisin Corp.	7,100		194,506
Canon, Inc.	10,690		230,869
Chugai Pharmaceutical Co. Ltd.	1,900		47,362
Honda Motor Co., Ltd.	13,210		343,651
ITOCHU Corp.	5,620		167,954
Japan Tobacco, Inc.	16,900		343,759
Marubeni Corp.	22,700		290,096
Mitsubishi Corp.	4,480		152,311
MS&AD Insurance Group Holdings, Inc.	9,110		297,879
Nintendo Co. Ltd.	4,400		165,588
Otsuka Corp.	5,560		187,436
Sumitomo Corp.	39,630		676,145
Takeda Pharmaceutical Co., Ltd.	23,200		717,700
Tokyo Electron Ltd.	1,910		655,254
		4,662,996

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Equity Income Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.8%(continued)
Malaysia - .1%
British American Tobacco Malaysia Bhd	15,290		40,137
Malta - .0%
Lighthouse Properties PLC	5,741		2,157
Mexico - 1.2%
Grupo Mexico SAB de CV, Ser. B	104,100		468,198
Netherlands - 1.5%
ASML Holding NV	662		408,915
Koninklijke Philips NV	5,387	[a]	88,031
Randstad NV	958	[c]	58,871
		555,817
New Zealand - 2.1%
Spark New Zealand Ltd.	250,937		775,772
Norway - .5%
Mowi ASA	8,387		145,089
Telenor ASA	2,536		28,462
		173,551
Poland - 1.0%
Powszechny Zaklad Ubezpieczen SA	45,522		374,732
Qatar - .5%
Industries Qatar Qsc	53,186		203,295
Singapore - .1%
DBS Group Holdings Ltd.	1,651		41,837
South Africa - 1.0%
Anglo American Platinum Ltd.	2,445		135,426
Kumba Iron Ore Ltd.	7,254		189,224
Resilient REIT Ltd.	11,946		33,142
Vodacom Group Ltd.	4,416		30,468
		388,260
South Korea - 1.2%
LG Display Co., Ltd.	5,659		65,389
Samsung Electronics Co., Ltd.	8,638		395,589
		460,978
Spain - 1.7%
ACS Actividades de Construccion y Servicios SA	8,817		267,276
Endesa SA	7,756	[a]	152,339
Telefonica SA	58,647		238,757
		658,372
Sweden - 1.5%
Hennes & Mauritz AB, Cl. B	19,639		247,720
Industrivarden AB, Cl. C	3,799		104,375
Telia Co. AB	77,750		200,911
		553,006
Switzerland - 6.9%
Credit Suisse Group AG	39,939	[a]	120,939
Nestle SA	4,624		520,798
Novartis AG	5,224		439,729
Partners Group Holding AG	89	[a]	84,441

BNY Mellon International Equity Income Fund (continued)
Description	Shares		Value ($)
Common Stocks - 94.8%(continued)
Switzerland - 6.9% (continued)
Roche Holding AG	930		268,380
Swiss Re AG	6,587		686,780
Zurich Insurance Group AG	1,014		480,596
		2,601,663
Taiwan - 6.7%
ASE Technology Holding Co., Ltd.	58,000	[a]	201,776
Asia Cement Corp.	65,700	[a]	96,492
Asustek Computer, Inc.	30,550	[a]	278,734
Catcher Technology Co., Ltd.	37,940		229,736
China Steel Corp.	12,300	[a]	12,676
MediaTek, Inc.	11,000	[a]	261,015
Micro-Star International Co., Ltd.	32,510	[a]	146,175
Nan Ya Plastics Corp.	41,750	[a]	103,589
Pegatron Corp.	52,430	[a]	117,010
Quanta Computer, Inc.	46,140	[a]	121,296
Realtek Semiconductor Corp.	15,990		199,419
Taiwan Semiconductor Manufacturing Co. Ltd.	36,990		620,354
Uni-President Enterprises Corp.	2,020	[a]	4,475
United Microelectronics Corp.	85,300	[a]	139,836
		2,532,583
Thailand - .0%
BTS Group Holdings PCL	26,350		6,002
Turkey - 1.1%
Ford Otomotiv Sanayi AS	14,162		413,274
United Arab Emirates - .6%
Dubai Islamic Bank PJSC	47,013	[a]	73,468
Emirates Telecommunications Group Co., PJSC	23,800	[a]	165,228
		238,696
United Kingdom - 9.7%
abrdn PLC	114,438		309,166
Anglo American PLC	4,280		148,500
BP PLC	56,963		377,191
British American Tobacco PLC	18,050		682,499
GSK PLC	31,178		534,560
Imperial Brands PLC	39,229		946,091
Persimmon PLC	16,156		282,268
Shell PLC	3,119		94,786
SSE PLC	4,245		89,127
Taylor Wimpey PLC	124,188		184,036
		3,648,224
Total Common Stocks(cost $32,700,988)		35,804,341

Exchange-Traded Funds - 1.4%
United States - 1.4%
iShares MSCI EAFE ETF (cost $522,159)	7,484		519,015

BNY Mellon International Equity Income Fund (continued)
Description	Preferred Dividend Rate (%)	Shares	Value ($)
Preferred Stocks - 1.1%
Brazil - .9%
Braskem SA, Cl. A	8.75	37,500	[a] 146,119
Gerdau SA	13.45	39,350	214,884
			361,003
South Korea - .2%
Samsung Electronics Co., Ltd.	2.72	1,880	75,868
Total Preferred Stocks(cost $504,120)			436,871
	1-Day Yield (%)
Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $31,475)	4.65	31,475	[d] 31,475
Total Investments (cost $33,758,742)		97.4%	36,791,702
Cash and Receivables (Net)		2.6%	969,964
Net Assets		100.0%	37,761,666

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2023, these securities were valued at $374,821 or .99% of net assets.

c Security, or portion thereof, on loan. At February 28, 2023, the value of the fund’s securities on loan was $29,927 and the value of the collateral was $31,475. In addition, the value of collateral may include pending sales that are also on loan.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Insurance	12.4
Banks	7.9
Pharmaceuticals Biotechnology & Life Sciences	7.3
Food, Beverage & Tobacco	7.1
Semiconductors & Semiconductor Equipment	6.6
Capital Goods	6.5
Materials	6.4
Energy	6.3
Telecommunication Services	5.3
Technology Hardware & Equipment	4.9
Transportation	4.1
Retailing	3.9
Utilities	3.7
Automobiles & Components	3.5
Diversified Financials	2.7
Media & Entertainment	2.2
Consumer Services	1.6
Investment Companies	1.5
Consumer Durables & Apparel	1.2
Software & Services	1.0
Health Care Equipment & Services	1.0
Commercial & Professional Services	.2
Real Estate	.1
97.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Equity Income Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	298,075	5,447,792	(5,745,867)	-	1,913
Investment of Cash Collateral for Securities Loaned - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - ..1%	1,124,132	7,956,872	(9,049,529)	31,475	1,854	††
Total - .1%	1,422,207	13,404,664	(14,795,396)	31,475	3,767

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

BNY Mellon Asset Allocation Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 13.1%
Aerospace & Defense - .0%
The Boeing Company, Sr. Unscd. Notes	3.63	2/1/2031	250,000		219,378
Airlines - .1%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	240,933		211,390
Delta Air Lines Pass Through Trust, Ser. 2019-1, Cl. AA	3.20	4/25/2024	250,000		244,898
				456,288
Automobiles & Components - .0%
General Motors Financial Co., Inc., Sr. Unscd. Notes	3.10	1/12/2032	150,000		119,511
Banks - .8%
Bank of America Corp., Jr. Sub. Notes, Ser. TT	6.13	4/27/2027	350,000	[a,b]	342,055
Barclays PLC, Sr. Unscd. Notes	7.33	11/2/2026	325,000		336,448
Citigroup, Inc., Sub. Notes	4.45	9/29/2027	340,000		324,934
Credit Suisse Group AG, Sr. Unscd. Notes	2.59	9/11/2025	175,000	[c]	158,630
Deutsche Bank AG, Sr. Unscd. Notes	2.55	1/7/2028	365,000		317,766
HSBC Holdings PLC, Sr. Unscd. Notes	4.76	6/9/2028	175,000		168,211
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	290,000	[a,b]	260,324
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	375,000		331,253
NatWest Group PLC, Sr. Unscd. Notes	5.08	1/27/2030	260,000		249,191
Nordea Bank Abp, Jr. Sub. Notes	6.63	3/26/2026	255,000	[b,c]	248,187
Societe Generale SA, Sub. Notes	6.22	6/15/2033	350,000	[c]	332,788
The Goldman Sachs Group, Inc., Sub. Notes	6.75	10/1/2037	385,000		410,366
				3,480,153
Beverage Products - .1%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	4.90	2/1/2046	300,000		275,373
Chemicals - .0%
Celanese US Holdings LLC, Gtd. Notes	5.90	7/5/2024	215,000		214,838
Commercial Mortgage Pass-Through Certificates - .1%
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/2045	233,324		232,498
Consumer Discretionary - .1%
WarnerMedia Holdings, Inc., Gtd. Notes	3.76	3/15/2027	325,000	[c]	298,274
WarnerMedia Holdings, Inc., Gtd. Notes	4.28	3/15/2032	275,000	[c]	237,558
				535,832
Diversified Financials - .4%
AerCap Global Aviation Trust, Gtd. Notes	2.45	10/29/2026	300,000		264,622
Aircastle Ltd., Sr. Unscd. Notes	2.85	1/26/2028	425,000	[c]	361,570
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2028	275,000		226,096
BlackRock TCP Capital Corp., Sr. Unscd. Notes	2.85	2/9/2026	200,000		181,481
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.85	9/30/2028	310,000		250,580
Blue Owl Finance LLC, Gtd. Notes	4.13	10/7/2051	350,000	[c]	231,953
				1,516,302
Electronic Components - .1%
Jabil, Inc., Sr. Unscd. Notes	3.60	1/15/2030	275,000	[a]	242,234
Energy - .3%
Boardwalk Pipelines LP, Gtd. Notes	3.60	9/1/2032	175,000		147,077
BP Capital Markets America, Inc., Gtd. Notes	2.72	1/12/2032	295,000		247,315
Diamondback Energy, Inc., Gtd. Notes	3.13	3/24/2031	200,000	[a]	167,864
Enterprise Products Operating LLC, Gtd. Notes	5.35	1/31/2033	125,000		125,009
Marathon Petroleum Corp., Sr. Unscd. Notes	3.80	4/1/2028	175,000		161,749
Sabine Pass Liquefaction LLC, Sr. Scd. Notes	4.50	5/15/2030	200,000		187,454

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 13.1% (continued)
Energy - .3% (continued)
TransCanada PipeLines Ltd., Sr. Unscd. Notes	2.50	10/12/2031	175,000	138,893
				1,175,361
Food Products - .1%
The Kroger Company, Sr. Unscd. Notes	1.70	1/15/2031	300,000	228,923
Health Care - .2%
AbbVie, Inc., Sr. Unscd. Notes	3.20	11/21/2029	285,000	252,184
Amgen, Inc., Sr. Unscd. Notes	5.60	3/2/2043	100,000	98,812
Amgen, Inc., Sr. Unscd. Notes	5.65	6/15/2042	130,000	128,673
CVS Health Corp., Sr. Unscd. Notes	4.78	3/25/2038	360,000	327,255
				806,924
Information Technology - .1%
Oracle Corp., Sr. Unscd. Notes	3.90	5/15/2035	275,000	228,645
Insurance - .1%
MetLife, Inc., Jr. Sub. Notes, Ser. G	3.85	9/15/2025	100,000	[a,b] 94,155
Prudential Financial, Inc., Sr. Unscd. Notes	4.35	2/25/2050	275,000	234,126
				328,281
Internet Software & Services - .2%
Amazon.com, Inc., Sr. Unscd. Notes	1.65	5/12/2028	350,000	300,642
eBay, Inc., Sr. Unscd. Notes	1.90	3/11/2025	300,000	[a] 280,521
Meta Platforms, Inc., Sr. Unscd. Notes	4.45	8/15/2052	225,000	186,733
				767,896
Media - .0%
Comcast Corp., Gtd. Notes	5.35	11/15/2027	215,000	218,241
Metals & Mining - .1%
Glencore Funding LLC, Gtd. Notes	2.63	9/23/2031	225,000	[c] 179,360
Nucor Corp., Sr. Unscd. Notes	4.30	5/23/2027	125,000	121,225
				300,585
Municipal Securities - .2%
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.13	6/15/2042	310,000	260,296
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	1.48	1/1/2028	200,000	171,521
New York City, GO, Refunding, Ser. D	1.92	8/1/2031	175,000	139,060
Port Authority of New York & New Jersey, Revenue Bonds, Ser. AAA	1.09	7/1/2023	255,000	251,746
				822,623
Real Estate - .3%
Alexandria Real Estate Equities, Inc., Gtd. Notes	2.95	3/15/2034	225,000	181,436
American Homes 4 Rent LP, Sr. Unscd. Notes	4.90	2/15/2029	275,000	261,167
Hudson Pacific Properties LP, Gtd. Notes	3.25	1/15/2030	165,000	124,506
Kimco Realty OP LLC, Gtd. Notes	3.20	4/1/2032	200,000	167,206
Prologis LP, Sr. Unscd. Notes	2.25	1/15/2032	175,000	140,494
Prologis LP, Sr. Unscd. Notes	4.63	1/15/2033	100,000	96,875
Simon Property Group LP, Sr. Unscd. Notes	2.65	2/1/2032	200,000	161,847
				1,133,531
Retailing - .1%
McDonald's Corp., Sr. Unscd. Notes	4.60	9/9/2032	200,000	192,816
The Home Depot, Inc., Sr. Unscd. Notes	1.38	3/15/2031	280,000	215,406
				408,222

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 13.1% (continued)
Semiconductors & Semiconductor Equipment - .2%
Broadcom, Inc., Gtd. Notes	2.45	2/15/2031	175,000	[c]	138,762
Broadcom, Inc., Sr. Unscd. Notes	3.19	11/15/2036	300,000	[c]	217,392
Microchip Technology, Inc., Sr. Unscd. Notes	0.97	2/15/2024	125,000		119,489
Microchip Technology, Inc., Sr. Unscd. Notes	0.98	9/1/2024	100,000		93,452
NXP BV, Gtd. Notes	5.35	3/1/2026	100,000		99,081
				668,176
Technology Hardware & Equipment - .0%
Dell International LLC, Gtd. Notes	3.38	12/15/2041	200,000	[c]	132,769
Telecommunication Services - .1%
AT&T, Inc., Sr. Unscd. Notes	4.55	3/9/2049	345,000		286,543
T-Mobile USA, Inc., Gtd. Notes	3.00	2/15/2041	325,000		226,390
Verizon Communications, Inc., Sr. Unscd. Notes	3.40	3/22/2041	140,000		105,621
				618,554
Transportation - .1%
J.B. Hunt Transport Services, Inc., Gtd. Notes	3.88	3/1/2026	250,000		240,476
U.S. Government Agencies Collateralized Municipal-Backed Securities - .0%
Government National Mortgage Association, Ser. 2012-135, Cl. AE	1.83	12/16/2052	259,384		220,400
U.S. Government Agencies Mortgage-Backed - 3.4%
Federal Home Loan Mortgage Corp.:
1.50%, 10/1/2050			275,501	[d]	207,208
2.00%, 8/1/2041-2/1/2052			1,180,226	[d]	959,130
2.50%, 3/1/2042-12/1/2051			1,687,646	[d]	1,444,060
3.00%, 1/1/2052			690,007	[d]	608,182
3.50%, 1/1/2052			334,814	[d]	305,204
4.00%, 1/1/2052			445,709	[d]	419,296
5.00%, 8/1/2049-11/1/2052			413,683	[d]	410,510
5.50%, 1/1/2053			513,527	[d]	515,506
Federal National Mortgage Association:
1.50%, 1/1/2042			264,958	[d]	214,428
2.00%, 11/1/2046-1/1/2052			2,305,117	[d]	1,887,265
2.50%, 12/1/2036-11/1/2051			2,009,211	[d]	1,749,681
3.00%, 1/1/2035-12/1/2036			434,039	[d]	406,007
3.50%, 3/1/2052			586,961	[d]	535,546
4.00%, 4/1/2052-6/1/2052			706,958	[d]	664,988
4.50%, 3/1/2050-10/1/2052			1,148,773	[d]	1,111,081
5.00%, 6/1/2052			240,171	[d]	236,472
Government National Mortgage Association II:
2.00%, 8/20/2051-9/20/2051			415,532		336,547
2.50%, 5/20/2051			527,281		446,304
3.00%, 6/20/2050-11/20/2051			672,175		601,665
3.50%, 1/20/2052			270,007		248,374
4.00%, 2/20/2051-5/20/2051			299,380		277,500
4.50%, 7/20/2052			421,886		409,673
				13,994,627
U.S. Treasury Securities - 5.9%
U.S. Treasury Bonds	1.88	11/15/2051	705,000		458,718
U.S. Treasury Bonds	2.25	2/15/2052	150,000		107,004
U.S. Treasury Bonds	3.00	8/15/2052	700,000		588,656

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 13.1% (continued)
U.S. Treasury Securities - 5.9% (continued)
U.S. Treasury Bonds	4.00	11/15/2052	1,640,000		1,669,725
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL -0.08%	4.73	4/30/2024	980,000	[e]	978,572
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2025	707,126	[f]	684,802
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	344,028	[f]	326,117
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	1/15/2028	643,733	[f]	608,091
U.S. Treasury Notes	0.13	12/15/2023	180,000		173,081
U.S. Treasury Notes	0.13	5/31/2023	10,000		9,882
U.S. Treasury Notes	0.25	6/15/2024	250,000		234,995
U.S. Treasury Notes	0.25	9/30/2023	880,000	[a]	855,652
U.S. Treasury Notes	0.50	8/31/2027	515,000		436,905
U.S. Treasury Notes	0.63	5/15/2030	375,000		296,675
U.S. Treasury Notes	0.63	7/31/2026	70,000		61,681
U.S. Treasury Notes	0.75	4/30/2026	100,000		89,166
U.S. Treasury Notes	0.75	12/31/2023	525,000		506,379
U.S. Treasury Notes	0.88	1/31/2024	870,000		836,971
U.S. Treasury Notes	1.13	2/15/2031	145,000		118,016
U.S. Treasury Notes	1.25	11/30/2026	370,000		330,550
U.S. Treasury Notes	1.38	11/15/2031	940,000		765,329
U.S. Treasury Notes	1.50	2/15/2030	150,000		127,400
U.S. Treasury Notes	1.63	8/15/2029	865,000	[a]	747,887
U.S. Treasury Notes	1.75	12/31/2026	55,000		50,095
U.S. Treasury Notes	1.88	2/15/2032	150,000		127,102
U.S. Treasury Notes	2.00	11/15/2026	395,000		363,385
U.S. Treasury Notes	2.38	5/15/2027	1,280,000		1,186,350
U.S. Treasury Notes	2.50	1/31/2024	185,000	[a]	180,672
U.S. Treasury Notes	2.50	5/31/2024	815,000		789,356
U.S. Treasury Notes	2.50	3/31/2027	980,000		914,137
U.S. Treasury Notes	2.63	1/31/2026	300,000	[a]	284,930
U.S. Treasury Notes	2.63	7/31/2029	400,000		366,859
U.S. Treasury Notes	2.75	7/31/2027	145,000		136,238
U.S. Treasury Notes	2.75	8/15/2032	655,000		595,334
U.S. Treasury Notes	2.88	5/15/2032	1,590,000		1,462,552
U.S. Treasury Notes	2.88	4/30/2029	1,195,000		1,114,291
U.S. Treasury Notes	3.00	7/31/2024	200,000		194,371
U.S. Treasury Notes	3.13	8/31/2029	185,000		174,738
U.S. Treasury Notes	3.25	6/30/2027	100,000		95,961
U.S. Treasury Notes	3.25	6/30/2029	940,000		894,726
U.S. Treasury Notes	3.50	1/31/2028	345,000		334,542
U.S. Treasury Notes	3.88	1/15/2026	1,050,000	[a]	1,032,035
U.S. Treasury Notes	3.88	12/31/2027	1,035,000		1,019,960
U.S. Treasury Notes	4.13	11/15/2032	940,000	[a]	955,128
U.S. Treasury Notes	4.25	12/31/2024	1,050,000		1,038,311
U.S. Treasury Notes	4.50	11/15/2025	200,000		199,680
				24,523,007
Total Bonds and Notes (cost $59,334,383)			54,109,648

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 29.6%
Advertising - .1%
Omnicom Group, Inc.	1,615		146,271
The Interpublic Group of Companies, Inc.	3,330		118,348
		264,619
Aerospace & Defense - .5%
Howmet Aerospace, Inc.	2,805		118,315
L3Harris Technologies, Inc.	454		95,880
Lockheed Martin Corp.	1,035		490,859
Northrop Grumman Corp.	562		260,830
Raytheon Technologies Corp.	5,027		493,098
The Boeing Company	2,235	[g]	450,464
TransDigm Group, Inc.	269	[g]	200,101
		2,109,547
Agriculture - .2%
Altria Group, Inc.	5,261		244,268
Archer-Daniels-Midland Co.	1,675		133,330
Philip Morris International, Inc.	6,614		643,542
		1,021,140
Airlines - .1%
American Airlines Group, Inc.	6,820	[g]	108,984
Delta Air Lines, Inc.	4,300	[g]	164,862
		273,846
Automobiles & Components - .6%
Aptiv PLC	674	[g]	78,373
BorgWarner, Inc.	2,830		142,292
Ford Motor Co.	21,775		262,824
General Motors Co.	5,665		219,462
Tesla, Inc.	8,864	[g]	1,823,413
		2,526,364
Banks - 1.2%
Bank of America Corp.	33,858		1,161,329
Citigroup, Inc.	5,316		269,468
Citizens Financial Group, Inc.	4,435		185,206
Comerica, Inc.	2,300		161,230
Huntington Bancshares, Inc.	9,280		142,170
JPMorgan Chase & Co.	10,404		1,491,413
M&T Bank Corp.	821		127,493
Regions Financial Corp.	10,080		235,066
SVB Financial Group	215	[g]	61,944
The PNC Financial Services Group, Inc.	1,567		247,461
Truist Financial Corp.	3,353		157,423
U.S. Bancorp	4,530		216,217
Wells Fargo & Co.	12,344		577,329
Zions Bancorp NA	1,955		98,962
		5,132,711
Beverage Products - .6%
Constellation Brands, Inc., Cl. A	205		45,859
CVS Health Corp.	4,337		362,313
Molson Coors Beverage Co., Cl. B	1,840		97,870
Monster Beverage Corp.	3,024	[g]	307,722

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 29.6% (continued)
Beverage Products - .6% (continued)
PepsiCo, Inc.	5,203	902,877
The Coca-Cola Company	13,183	784,520
		2,501,161
Building Materials - .2%
Carrier Global Corp.	4,240	190,927
Johnson Controls International PLC	3,182	199,575
Trane Technologies PLC	1,272	235,282
		625,784
Chemicals - .6%
Air Products & Chemicals, Inc.	673	192,465
Albemarle Corp.	641	163,013
Celanese Corp.	756	87,870
Dow, Inc.	2,730	156,156
DuPont de Nemours, Inc.	1,830	133,645
Eastman Chemical Co.	1,785	152,082
Ecolab, Inc.	312	49,723
FMC Corp.	695	89,759
International Flavors & Fragrances, Inc.	875	81,550
Linde PLC	1,835	639,259
LyondellBasell Industries NV, Cl. A	1,445	138,706
PPG Industries, Inc.	721	95,215
The Mosaic Company	1,075	57,179
The Sherwin-Williams Company	759	168,005
Vulcan Materials Co.	548	99,139
		2,303,766
Commercial & Professional Services - .3%
Automatic Data Processing, Inc.	1,844	405,348
Cintas Corp.	455	199,504
CoStar Group, Inc.	730	[g] 51,582
Equifax, Inc.	741	150,075
S&P Global, Inc.	1,736	592,323
		1,398,832
Consumer Discretionary - .5%
Carnival Corp.	7,455	[g] 79,172
Chipotle Mexican Grill, Inc.	112	[g] 167,001
D.R. Horton, Inc.	1,885	174,325
Darden Restaurants, Inc.	1,026	146,708
Hilton Worldwide Holdings, Inc.	1,111	160,551
Lennar Corp., Cl. A	1,475	142,692
Marriott International, Inc., Cl. A	1,160	196,318
MGM Resorts International	2,730	117,417
Royal Caribbean Cruises Ltd.	905	[g] 63,929
Starbucks Corp.	4,268	435,720
Whirlpool Corp.	646	89,135
Yum! Brands, Inc.	1,012	128,686
		1,901,654
Consumer Durables & Apparel - .2%
NIKE, Inc., Cl. B	4,841	575,062

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 29.6% (continued)
Consumer Durables & Apparel - .2% (continued)
Tapestry, Inc.	3,700	160,987
		736,049
Consumer Staples - .4%
Church & Dwight Co., Inc.	1,145	95,928
Colgate-Palmolive Co.	3,080	225,764
The Estee Lauder Companies, Inc., Cl. A	855	207,808
The Procter & Gamble Company	8,871	1,220,295
		1,749,795
Diversified Financials - 1.5%
American Express Co.	3,582	623,232
BlackRock, Inc.	555	382,634
Capital One Financial Corp.	1,485	161,984
CME Group, Inc.	732	135,684
Discover Financial Services	1,739	194,768
Intercontinental Exchange, Inc.	1,633	166,239
Invesco Ltd.	7,075	124,945
Mastercard, Inc., Cl. A	3,004	1,067,291
Moody's Corp.	675	195,851
Morgan Stanley	5,530	533,645
Northern Trust Corp.	1,141	108,703
State Street Corp.	1,985	176,030
The Charles Schwab Corp.	6,000	467,520
The Goldman Sachs Group, Inc.	1,352	475,431
Visa, Inc., Cl. A	6,310	1,387,821
		6,201,778
Electronic Components - .5%
AMETEK, Inc.	1,235	174,827
Amphenol Corp., Cl. A	2,721	210,932
Emerson Electric Co.	2,685	222,076
Fastenal Co.	3,065	158,031
Fortive Corp.	685	45,662
Generac Holdings, Inc.	274	[g] 32,883
Honeywell International, Inc.	2,390	457,637
PACCAR, Inc.	3,442	248,512
Quanta Services, Inc.	1,592	256,949
TE Connectivity Ltd.	1,378	175,447
United Rentals, Inc.	542	253,943
		2,236,899
Energy - 1.5%
Baker Hughes Co.	3,415	104,499
Chevron Corp.	5,426	872,338
ConocoPhillips	6,110	631,468
Coterra Energy, Inc.	3,295	82,276
Devon Energy Corp.	1,420	76,566
Diamondback Energy, Inc.	1,550	217,899
Enphase Energy, Inc.	470	[g] 98,949
EOG Resources, Inc.	3,688	416,818
Exxon Mobil Corp.	13,675	1,503,019
Halliburton Co.	4,010	145,282

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 29.6% (continued)
Energy - 1.5% (continued)
Hess Corp.	1,685		226,970
Kinder Morgan, Inc.	5,102		87,040
Marathon Oil Corp.	8,210		206,482
Marathon Petroleum Corp.	1,585		195,906
Occidental Petroleum Corp.	2,750		161,040
ONEOK, Inc.	1,930		126,319
Phillips 66	1,441		147,789
Pioneer Natural Resources Co.	571		114,434
Schlumberger Ltd.	6,165		328,040
SolarEdge Technologies, Inc.	207	[g]	65,809
The Williams Companies, Inc.	1,775		53,428
Valero Energy Corp.	1,086		143,059
		6,005,430
Environmental Control - .0%
Waste Management, Inc.	1,115		166,982
Food & Staples Retailing - .5%
Costco Wholesale Corp.	1,496		724,333
Sysco Corp.	1,765		131,616
The Kroger Company	3,210		138,479
Walgreens Boots Alliance, Inc.	1,050		37,307
Walmart, Inc.	6,109		868,272
		1,900,007
Food Products - .3%
General Mills, Inc.	3,390		269,539
Lamb Weston Holdings, Inc.	1,085		109,194
Mondelez International, Inc., Cl. A	5,285		344,476
The Hershey Company	673		160,389
The J.M. Smucker Company	922		136,355
The Kraft Heinz Company	4,245		165,300
Tyson Foods, Inc., Cl. A	1,070		63,387
		1,248,640
Health Care - 4.2%
Abbott Laboratories	6,330		643,888
AbbVie, Inc.	6,503		1,000,812
Agilent Technologies, Inc.	2,609		370,400
Amgen, Inc.	2,269		525,637
Baxter International, Inc.	1,010		40,350
Becton, Dickinson and Co.	994		233,143
Biogen, Inc.	735	[g]	198,347
Boston Scientific Corp.	5,840	[g]	272,845
Bristol-Myers Squibb Co.	7,583		522,924
Cardinal Health, Inc.	2,520		190,789
Catalent, Inc.	710	[g]	48,436
Centene Corp.	2,030	[g]	138,852
Corteva, Inc.	2,493		155,289
Danaher Corp.	3,264		807,938
Dentsply Sirona, Inc.	1,745		66,432
DexCom, Inc.	1,100	[g]	122,111
Edwards Lifesciences Corp.	1,701	[g]	136,828

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 29.6% (continued)
Health Care - 4.2% (continued)
Elevance Health, Inc.	836		392,644
Eli Lilly & Co.	2,732		850,253
GE HealthCare Technologies, Inc.	1,615	[g]	122,740
Gilead Sciences, Inc.	4,135		332,992
HCA Healthcare, Inc.	1,032		251,240
Hologic, Inc.	1,090	[g]	86,808
Humana, Inc.	501		248,005
IDEXX Laboratories, Inc.	587	[g]	277,792
Illumina, Inc.	371	[g]	73,903
Intuitive Surgical, Inc.	1,316	[g]	301,877
Johnson & Johnson	10,970		1,681,262
Laboratory Corp. of America Holdings	573		137,153
McKesson Corp.	524		183,300
Medtronic PLC	3,408		282,182
Merck & Co., Inc.	8,791		933,956
Moderna, Inc.	1,243	[g]	172,541
Pfizer, Inc.	24,686		1,001,511
Quest Diagnostics, Inc.	711		98,374
Regeneron Pharmaceuticals, Inc.	408	[g]	310,251
ResMed, Inc.	547		116,511
Steris PLC	559		105,109
Stryker Corp.	1,438		378,021
The Cigna Group	1,221		356,654
The Cooper Companies, Inc.	196		64,086
Thermo Fisher Scientific, Inc.	1,811		981,127
UnitedHealth Group, Inc.	3,554		1,691,491
Vertex Pharmaceuticals, Inc.	894	[g]	259,519
Zoetis, Inc.	2,188		365,396
		17,531,719
Household & Personal Products - .1%
Kimberly-Clark Corp.	2,124		265,606
Industrial - .8%
3M Co.	1,508		162,472
Caterpillar, Inc.	1,778		425,920
Copart, Inc.	2,203	[g]	155,223
Deere & Co.	1,194		500,573
Dover Corp.	998		149,600
Eaton Corp. PLC	1,626		284,436
General Electric Co.	5,041		427,023
Huntington Ingalls Industries, Inc.	298		64,130
Illinois Tool Works, Inc.	272		63,420
Ingersoll Rand, Inc.	2,380		138,207
Otis Worldwide Corp.	1,294		109,498
Parker-Hannifin Corp.	660		232,221
Rockwell Automation, Inc.	696		205,271
Snap-on, Inc.	691		171,838
Teledyne Technologies, Inc.	187	[g]	80,423
Textron, Inc.	1,495		108,432

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 29.6% (continued)
Industrial - .8% (continued)
Wabtec Corp.	855		89,202
		3,367,889
Information Technology - 2.9%
Activision Blizzard, Inc.	2,530	[g]	192,913
Adobe, Inc.	1,718	[g]	556,546
Autodesk, Inc.	800	[g]	158,952
Cadence Design Systems, Inc.	1,956	[g]	377,391
Cognizant Technology Solutions Corp., Cl. A	2,205		138,099
eBay, Inc.	2,567		117,825
Electronic Arts, Inc.	688		76,327
Fidelity National Information Services, Inc.	2,205		139,731
Fiserv, Inc.	2,427	[g]	279,323
International Business Machines Corp.	2,912		376,522
Intuit, Inc.	1,192		485,359
Microsoft Corp.	28,045		6,994,984
MSCI, Inc.	452		236,012
Oracle Corp.	5,928		518,107
Paychex, Inc.	1,685		186,024
PayPal Holdings, Inc.	2,666	[g]	196,218
Roper Technologies, Inc.	283		121,747
Salesforce, Inc.	3,667	[g]	599,958
ServiceNow, Inc.	633	[g]	273,564
Synopsys, Inc.	446	[g]	162,237
		12,187,839
Insurance - 1.2%
Aflac, Inc.	3,275		223,191
American International Group, Inc.	4,230		258,495
Aon PLC, Cl. A	1,033		314,084
Berkshire Hathaway, Inc., Cl. B	6,394	[g]	1,951,321
Chubb Ltd.	1,085		228,957
Cincinnati Financial Corp.	1,075		129,753
Marsh & McLennan Cos., Inc.	1,500		243,210
Prudential Financial, Inc.	2,335		233,500
The Allstate Corp.	1,546		199,094
The Progressive Corp.	4,338		622,590
The Travelers Companies, Inc.	1,223		226,402
Willis Towers Watson PLC	595		139,444
		4,770,041
Internet Software & Services - 2.2%
Alphabet, Inc., Cl. A	21,275	[g]	1,916,026
Alphabet, Inc., Cl. C	22,755	[g]	2,054,777
Amazon.com, Inc.	31,600	[g]	2,977,668
Booking Holdings, Inc.	134	[g]	338,216
Etsy, Inc.	933	[g]	113,276
Meta Platforms, Inc., Cl. A	8,149	[g]	1,425,586
Verisign, Inc.	751	[g]	147,819
		8,973,368
Materials - .1%
Amcor PLC	2,765		30,802

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 29.6% (continued)
Materials - .1% (continued)
Ball Corp.	1,430		80,380
WestRock Co.	2,625		82,425
		193,607
Media - .5%
Charter Communications, Inc., Cl. A	365	[g]	134,178
Comcast Corp., Cl. A	16,831		625,608
Fox Corp., Cl. A	1,795		62,861
Live Nation Entertainment, Inc.	1,050	[g]	75,663
Netflix, Inc.	1,772	[g]	570,814
News Corporation, Cl. A	5,740		98,441
The Walt Disney Company	6,673	[g]	664,698
		2,232,263
Metals & Mining - .1%
Freeport-McMoRan, Inc.	4,920		201,572
Newmont Corp.	3,180		138,680
Nucor Corp.	984		164,761
		505,013
Real Estate - .8%
American Tower Corp.	1,115	[h]	220,781
AvalonBay Communities, Inc.	578	[h]	99,717
Boston Properties, Inc.	1,190	[h]	77,921
CBRE Group, Inc., Cl. A	1,780	[g]	151,549
Crown Castle, Inc.	1,163	[h]	152,062
Equinix, Inc.	321	[h]	220,935
Equity Residential	1,085	[h]	67,834
Essex Property Trust, Inc.	324	[h]	73,891
Extra Space Storage, Inc.	696	[h]	114,596
Federal Realty Investment Trust	1,140	[h]	121,729
Invitation Homes, Inc.	2,650	[h]	82,839
Iron Mountain, Inc.	2,700	[h]	142,425
Prologis, Inc.	3,248	[h]	400,803
Public Storage	1,155	[h]	345,287
Realty Income Corp.	1,490	[h]	95,286
Regency Centers Corp.	1,970	[h]	123,913
SBA Communications Corp.	249	[h]	64,578
Simon Property Group, Inc.	1,917	[h]	234,047
UDR, Inc.	3,160	[h]	135,374
Ventas, Inc.	1,360	[h]	66,164
VICI Properties, Inc.	4,960	[h]	166,309
Welltower, Inc.	1,950	[h]	144,534
Weyerhaeuser Co.	1,725	[h]	53,906
		3,356,480
Retailing - 1.0%
AutoZone, Inc.	111	[g]	276,006
Best Buy Co., Inc.	723		60,089
Dollar General Corp.	828		179,096
Dollar Tree, Inc.	998	[g]	144,989
Lowe's Cos., Inc.	2,480		510,260
McDonald's Corp.	2,512		662,942

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 29.6% (continued)
Retailing - 1.0% (continued)
O'Reilly Automotive, Inc.	296	[g]	245,710
Ross Stores, Inc.	518		57,260
Target Corp.	1,857		312,905
The Home Depot, Inc.	3,684		1,092,453
The TJX Companies, Inc.	3,967		303,872
Tractor Supply Co.	840		195,938
Ulta Beauty, Inc.	210	[g]	108,948
		4,150,468
Semiconductors & Semiconductor Equipment - 1.6%
Advanced Micro Devices, Inc.	6,166	[g]	484,524
Analog Devices, Inc.	2,120		388,956
Applied Materials, Inc.	3,367		391,077
Broadcom, Inc.	1,583		940,761
Intel Corp.	15,953		397,708
KLA Corp.	775		294,020
Lam Research Corp.	480		233,285
Microchip Technology, Inc.	2,416		195,768
Micron Technology, Inc.	3,150		182,133
Monolithic Power Systems, Inc.	122		59,083
NVIDIA Corp.	9,896		2,297,455
NXP Semiconductors NV	431		76,925
Teradyne, Inc.	275		27,814
Texas Instruments, Inc.	2,974		509,892
		6,479,401
Technology Hardware & Equipment - 2.6%
Accenture PLC, Cl. A	3,162		839,669
Apple, Inc.	56,568		8,338,689
Corning, Inc.	3,035		103,038
DXC Technology Co.	1,895	[g]	52,567
F5, Inc.	460	[g]	65,771
Fortinet, Inc.	4,585	[g]	272,532
HP, Inc.	3,861		113,977
Juniper Networks, Inc.	4,840		148,975
Keysight Technologies, Inc.	1,201	[g]	192,112
Motorola Solutions, Inc.	156		40,998
Qualcomm, Inc.	4,034		498,320
Seagate Technology Holdings PLC	1,105		71,339
Western Digital Corp.	1,735	[g]	66,763
Zebra Technologies Corp., Cl. A	196	[g]	58,849
		10,863,599
Telecommunication Services - .5%
Arista Networks, Inc.	1,360	[g]	188,632
AT&T, Inc.	25,755		487,027
Cisco Systems, Inc.	11,125		538,672
T-Mobile US, Inc.	2,315	[g]	329,147
Verizon Communications, Inc.	16,573		643,198
		2,186,676
Transportation - .4%
CSX Corp.	5,163		157,420

BNY Mellon Asset Allocation Fund (continued)
Description			Shares	Value ($)
Common Stocks - 29.6% (continued)
Transportation - .4% (continued)
FedEx Corp.			1,009	205,049
Norfolk Southern Corp.			1,441	323,966
Union Pacific Corp.			3,079	638,215
United Parcel Service, Inc., Cl. B			2,610	476,299
				1,800,949
Utilities - .8%
Ameren Corp.			1,710	141,434
American Electric Power Co., Inc.			2,228	195,997
American Water Works Co., Inc.			1,384	194,286
CenterPoint Energy, Inc.			5,215	145,081
CMS Energy Corp.			1,515	89,340
Consolidated Edison, Inc.			3,385	302,450
Constellation Energy Corp.			1,678	125,665
Dominion Energy, Inc.			3,080	171,310
DTE Energy Co.			1,045	114,647
Duke Energy Corp.			1,580	148,931
Edison International			3,135	207,568
Entergy Corp.			961	98,858
Evergy, Inc.			2,870	168,785
Exelon Corp.			6,025	243,350
FirstEnergy Corp.			4,190	165,673
NextEra Energy, Inc.			7,527	534,643
NiSource, Inc.			3,490	95,731
Public Service Enterprise Group, Inc.			2,960	178,873
The AES Corp.			2,175	53,679
The Southern Company			1,950	122,967
				3,499,268
Total Common Stocks (cost $67,591,664)			122,669,190
	Preferred Dividend Rate (%)
Preferred Stocks - .1%
Telecommunication Services - .1%
AT&T, Inc., Ser. A (cost $375,000)	5.00		15,000	317,250
		Expiration Date
Rights - .0%
Health Care - .0%
Abiomed, Inc. (cost $0)		12/31/2028	390	[i] 398

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 57.3%
Registered Investment Companies - 57.3%
BNY Mellon Corporate Bond Fund, Cl. M		1,572,786	[j]	18,212,865
BNY Mellon Emerging Markets Fund, Cl. M		2,024,158	[j]	18,986,604
BNY Mellon Floating Rate Income Fund, Cl. Y		1,131,594	[j]	12,345,694
BNY Mellon Global Real Estate Securities Fund, CI. Y		1,246,316	[j]	9,459,539
BNY Mellon High Yield Fund, Cl. I		2,184,180	[j]	11,357,737
BNY Mellon Income Stock Fund, Cl. M		4,615,072	[j]	35,074,547
BNY Mellon Intermediate Bond Fund, Cl. M		2,162,411	[j]	25,019,096
BNY Mellon International Equity Fund, Cl. Y		1,091,079	[j]	21,810,669
BNY Mellon International Fund, Cl. M		20,170	[j]	263,218
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M		1,516,663	[j]	25,328,274
BNY Mellon Research Growth Fund Inc, Cl. Y		481,247	[j]	6,434,274
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y		241,259	[j]	5,187,076
BNY Mellon Select Managers Small Cap Value Fund, Cl. Y		461,600	[j]	10,219,834
BNY Mellon Short-Term U.S. Government Securities Fund, Cl. M		1,926,979	[j]	20,772,830
BNY Mellon Small Cap Multi-Strategy Fund, Cl. M		703,373	[j]	14,018,224
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	4.65	2,513,953	[j]	2,513,953
Total Investment Companies (cost $235,483,205)		237,004,434

Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,097,455)	4.65	2,097,455	[j]	2,097,455
Total Investments (cost $364,881,707)		100.6%	416,198,375
Liabilities, Less Cash and Receivables		(0.6%)	(2,325,750)
Net Assets		100.0%	413,872,625

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

a Security, or portion thereof, on loan. At February 28, 2023, the value of the fund’s securities on loan was $5,109,140 and the value of the collateral was $5,271,922, consisting of cash collateral of $2,097,455 and U.S. Government & Agency securities valued at $3,174,467. In addition, the value of collateral may include pending sales that are also on loan.

b Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2023, these securities were valued at $2,537,243 or .61% of net assets.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

g Non-income producing security.

h Investment in real estate investment trust within the United States.

i The fund held Level 3 securities at February 28, 2023. These securities were valued at $398 or .0% of net assets.

j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	57.8
Technology	7.2
Consumer, Non-cyclical	6.7
Financial	6.2
Government	6.1
Communications	3.9
Mortgage Securities	3.5
Consumer, Cyclical	3.2
Industrial	2.6
Energy	1.7
Utilities	.9
Basic Materials	.8
100.6

† Based on net assets.
See notes to financial statements.

BNY Mellon Asset Allocation Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - 57.3%
BNY Mellon Corporate Bond Fund, Cl. M - 4.4%	18,101,111	356,047	-	-	(244,293)	18,212,865	356,047
BNY Mellon Emerging Markets Fund, Cl. M - 4.6%	15,169,116	5,969,702	-	-	(2,152,214)	18,986,604	1,800,435
BNY Mellon Floating Rate Income Fund, Cl. Y - 3.0%	11,919,561	439,733	-	-	(13,600)	12,345,694	439,733
BNY Mellon Global Real Estate Securities Fund, CI. Y - 2.3%	9,685,917	645,959	-	-	(872,337)	9,459,539	645,959
BNY Mellon High Yield Fund, Cl. I - 2.7%	11,093,722	303,472	-	-	(39,457)	11,357,737	307,194
BNY Mellon Income Stock Fund, Cl. M - 8.5%	17,148,000	20,319,900	-	-	(2,393,353)	35,074,547	3,784,709
BNY Mellon Intermediate Bond Fund, Cl. M - 6.0%	25,139,781	307,015	-	-	(427,700)	25,019,096	307,015
BNY Mellon International Equity Fund, Cl. Y - 5.3%	16,274,442	4,813,363	-	-	722,864	21,810,669	614,384

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - 57.3% (continued)
BNY Mellon International Fund, Cl. M - .1%	226,000	10,887	-	-	26,331	263,218	10,887
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M - 6.1%	24,005,465	2,835,360	-	-	(1,512,551)	25,328,274	2,835,360
BNY Mellon Research Growth Fund Inc, Cl. Y - 1.6%	6,273,531	75,045	-	-	85,698	6,434,274	75,045
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y - 1.2%	20,529,815	401,028	(14,259,060)	(2,037,441)	552,734	5,187,076	401,028
BNY Mellon Select Managers Small Cap Value Fund, Cl. Y - 2.5%	25,151,772	664,564	(14,259,969)	(4,690,636)	3,354,103	10,219,834	664,564
BNY Mellon Short-Term U.S. Government Securities Fund, Cl. M - 5.0%	-	20,925,992	-	-	(153,162)	20,772,830	250,659
BNY Mellon Small Cap Multi-Strategy Fund, Cl. M - 3.4%	4,630,763	8,460,327	-	-	927,134	14,018,224	350,480
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .6%	28,211,101	5,842,404	(31,539,552)	-	-	2,513,953	277,785
Investment of Cash Collateral for Securities Loaned - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - ..5%	2,420,356	20,379,333	(20,702,234)	-	-	2,097,455	2,980	††
Total - 57.8%	235,980,453	92,750,131	(80,760,815)	(6,728,077)	(2,139,803)	239,101,889	13,124,264

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2023 (Unaudited)

	BNY Mellon Income Stock Fund	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Focused Equity Opportunities Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	394,240,746	1,635,169,290	542,061,707	196,948,479
Affiliated issuers	33,539,054	37,305,634	39,813,246	-
Cash	-	-	-	72,029
Receivable for investment securities sold	1,721,965	27,717,609	103,846	2,388,916
Dividends and securities lending income receivable	1,026,882	1,603,492	488,215	229,312
Receivable for shares of Beneficial Interest subscribed	487,827	50,742	2,130,587	200,000
Tax reclaim receivable	40,703	21,089	8,131	-
Prepaid expenses	39,456	135,784	25,366	20,911
	431,096,633	1,702,003,640	584,631,098	199,859,647
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)	269,308	1,233,712	472,356	140,765
Cash overdraft due to Custodian	441,168	-	-	-
Liability for securities on loan—Note 1(c)	12,806,209	20,393,056	11,119,425	-
Payable for investment securities purchased	3,219,401	10,676,284	940,911	-
Payable for shares of Beneficial Interest redeemed	348,463	2,077,319	229,226	89,501
Trustees’ fees and expenses payable	12,400	56,790	18,667	11,850
Note payable—Note 2	-	-	-	1,200,000
Interest payable—Note 2	-	-	-	3,968
Other accrued expenses	66,994	82,883	46,395	69,600
	17,163,943	34,520,044	12,826,980	1,515,684
Net Assets ($)	413,932,690	1,667,483,596	571,804,118	198,343,963
Composition of Net Assets ($):
Paid-in capital	344,955,699	803,201,587	492,321,075	111,225,195
Total distributable earnings (loss)	68,976,991	864,282,009	79,483,043	87,118,768
Net Assets ($)	413,932,690	1,667,483,596	571,804,118	198,343,963
† Investments at cost ($)
Unaffiliated issuers	335,203,983	851,576,021	455,800,148	144,908,271
Affiliated issuers	33,539,054	37,305,634	39,813,246	-
†† Value of securities on loan ($)	15,244,034	43,222,066	69,509,655	-

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon Income Stock Fund	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Focused Equity Opportunities Fund
Net Asset Value Per Share
Class M
Net Assets ($)	353,795,189	1,546,202,494	542,302,655	189,163,200
Shares Outstanding	46,555,572	92,574,139	27,212,418	13,864,808
Net Asset Value Per Share ($)	7.60	16.70	19.93	13.64
Investor Shares
Net Assets ($)	20,623,477	121,281,102	29,501,463	9,180,763
Shares Outstanding	2,652,467	7,469,909	1,604,475	686,958
Net Asset Value Per Share ($)	7.78	16.24	18.39	13.36
Class A
Net Assets ($)	2,696,534	-	-	-
Shares Outstanding	354,288	-	-	-
Net Asset Value Per Share ($)	7.61	-	-	-
Class C
Net Assets ($)	1,278,513	-	-	-
Shares Outstanding	169,152	-	-	-
Net Asset Value Per Share ($)	7.56	-	-	-
Class I
Net Assets ($)	35,392,717	-	-	-
Shares Outstanding	4,655,459	-	-	-
Net Asset Value Per Share ($)	7.60	-	-	-
Class Y
Net Assets ($)	146,260	-	-	-
Shares Outstanding	19,281	-	-	-
Net Asset Value Per Share ($)	7.59	-	-	-

See notes to financial statements.

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	316,019,590	367,728,101	36,760,227	177,096,486
Affiliated issuers	6,186,845	10,391,848	31,475	239,101,889
Cash	-	31,435	-	-
Cash denominated in foreign currency†††	6,357,972	1,641,613	126,409	-
Tax reclaim receivable	3,017,709	27,884	607,216	-
Dividends, interest and securities lending income receivable	177,524	549,246	94,916	830,495
Receivable for shares of Beneficial Interest subscribed	-	382,705	-	405,669
Receivable for investment securities sold	-	-	909,836	852,235
Prepaid expenses	18,914	22,812	22,495	20,437
	331,778,554	380,775,644	38,552,574	418,307,211
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	320,301	860,496	107,752	134,393
Cash overdraft due to Custodian	-	-	104,930	335,671
Payable for investment securities purchased	7,944,943	-	522,159	1,755,300
Liability for securities on loan—Note 1(c)	1,834,748	5,658,719	31,475	2,097,455
Payable for shares of Beneficial Interest redeemed	422,251	869,494	-	34,266
Trustees’ fees and expenses payable	10,487	14,167	1,700	13,325
Interest payable—Note 2	491	-	-	-
Other accrued expenses	54,308	66,949	22,892	64,176
	10,587,529	7,469,825	790,908	4,434,586
Net Assets ($)	321,191,025	373,305,819	37,761,666	413,872,625
Composition of Net Assets ($):
Paid-in capital	393,837,121	696,515,689	105,255,851	358,375,294
Total distributable earnings (loss)	(72,646,096)	(323,209,870)	(67,494,185)	55,497,331
Net Assets ($)	321,191,025	373,305,819	37,761,666	413,872,625
† Investments at cost ($)
Unaffiliated issuers	310,160,329	322,748,201	33,727,267	127,301,047
Affiliated issuers	6,186,845	10,391,848	31,475	237,580,660
†† Value of securities on loan ($)	1,736,550	12,201,269	29,927	5,109,140
††† Cash denominated in foreign currency (cost) ($)	6,337,390	2,150,160	129,313	-
Net Asset Value Per Share
Class M
Net Assets ($)	305,317,002	350,276,223	37,073,435	405,848,409
Shares Outstanding	23,392,763	37,340,278	2,985,266	35,462,646
Net Asset Value Per Share ($)	13.05	9.38	12.42	11.44
Investor Shares
Net Assets ($)	15,874,023	23,029,596	688,231	8,024,216
Shares Outstanding	1,131,473	2,379,462	54,612	692,964
Net Asset Value Per Share ($)	14.03	9.68	12.60	11.58

See notes to financial statements.

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2023 (Unaudited)

	BNY Mellon Income Stock Fund	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	6,227,401	11,997,803	†	2,849,920	†	2,879,346
Affiliated issuers	336,388	622,441		382,230		6,529
Interest	-	4,894		2,321		-
Income from securities lending—Note 1(c)	2,153	118,288		84,576		10
Total Income	6,565,942	12,743,426		3,319,047		2,885,885
Expenses:
Management fee—Note 3(a)	1,421,785	6,650,249		2,410,461		867,117
Administration fee—Note 3(a)	293,752	1,190,963		380,994		166,064
Registration fees	48,129	18,647		22,109		27,898
Shareholder servicing costs—Note 3(c)	40,657	157,766		34,777		13,131
Trustees’ fees and expenses—Note 3(d)	29,987	110,609		34,809		17,706
Professional fees	27,852	62,995		32,149		23,443
Chief Compliance Officer fees—Note 3(c)	7,875	12,599		7,875		7,875
Prospectus and shareholders’ reports	7,032	14,082		9,122		6,957
Custodian fees—Note 3(c)	6,599	24,502		18,516		2,258
Distribution fees—Note 3(b)	4,477	-		-		-
Loan commitment fees—Note 2	4,329	20,998		5,957		4,167
Interest expense—Note 2	-	-		-		27,272
Miscellaneous	14,123	38,609		18,541		11,217
Total Expenses	1,906,597	8,302,019		2,975,310		1,175,105
Less—reduction in expenses due to undertakings—Note 3(a)	(5,166)	-		-		-
Less—reduction in fees due to earnings credits—Note 3(c)	(1,014)	-		-		-
Net Expenses	1,900,417	8,302,019		2,975,310		1,175,105
Net Investment Income	4,665,525	4,441,407		343,737		1,710,780
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	15,852,335	136,070,544		8,726,984		40,120,453
Net change in unrealized appreciation (depreciation) on investments	14,652,455	(48,204,322)		9,396,931		(41,040,013)
Net Realized and Unrealized Gain (Loss) on Investments	30,504,790	87,866,222		18,123,915		(919,560)
Net Increase in Net Assets Resulting from Operations	35,170,315	92,307,629		18,467,652		791,220
† Net of foreign taxes withheld at source ($)	-	31,787		15,019		-

See notes to financial statements.

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund		BNY Mellon International Equity Income Fund		BNY Mellon Asset Allocation Fund
Investment Income ($):
Income:
Dividends:
Unaffiliated issuers	4,210,828	†	4,589,350	†	915,815	†	1,271,822	†
Affiliated issuers	21,622		81,305		1,913		4,653,508
Interest	371		-		-		670,919
Income from securities lending—Note 1(c)	6,273		3,960		1,854		2,980
Total Income	4,239,094		4,674,615		919,582		6,599,229
Expenses:
Management fee—Note 3(a)	1,383,968		2,529,307		190,119		736,418
Administration fee—Note 3(a)	218,782		295,253		30,024		130,534
Custodian fees—Note 3(b)	47,739		353,307		58,364		6,550
Professional fees	21,733		143,170		26,095		28,973
Shareholder servicing costs—Note 3(b)	19,140		31,725		1,130		10,777
Trustees’ fees and expenses—Note 3(c)	17,287		24,900		2,967		26,494
Registration fees	16,129		32,402		15,223		16,044
Prospectus and shareholders’ reports	8,875		8,468		4,551		6,461
Chief Compliance Officer fees—Note 3(b)	7,875		7,875		7,875		9,450
Loan commitment fees—Note 2	4,138		4,842		547		3,753
Interest expense—Note 2	2,224		9,836		5,916		-
Miscellaneous	19,506		23,471		9,624		16,223
Total Expenses	1,767,396		3,464,556		352,435		991,677
Less—reduction in expenses due to undertakings—Note 3(a)	-		(161,736)		-		(28,709)
Net Expenses	1,767,396		3,302,820		352,435		962,968
Net Investment Income	2,471,698		1,371,795		567,147		5,636,261
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	(9,950,092)		8,617,089		2,428,914		2,633,821
Affiliated issuers	-		-		-		(6,728,077)
Capital gain distributions from affiliated issuers	-		-		-		8,467,776
Net Realized Gain (Loss)	(9,950,092)		8,617,089		2,428,914		4,373,520
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	56,813,349		(20,089,814)		1,817,829		(3,499,676)
Affiliated issuers	-		-		-		(2,139,803)
Net Change in Unrealized Appreciation (Depreciation)	56,813,349		(20,089,814)		1,817,829		(5,639,479)
Net Realized and Unrealized Gain (Loss) on Investments	46,863,257		(11,472,725)		4,246,743		(1,265,959)
Net Increase (Decrease) in Net Assets Resulting from Operations	49,334,955		(10,100,930)		4,813,890		4,370,302
† Net of foreign taxes withheld at source ($)	429,163		514,162		95,543		337

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations ($):
Net investment income	4,665,525	9,984,516	4,441,407	7,239,499
Net realized gain (loss) on investments	15,852,335	122,871,363	136,070,544	230,322,444
Net change in unrealized appreciation (depreciation) on investments	14,652,455	(107,737,504)	(48,204,322)	(714,575,601)
Net Increase (Decrease) in Net Assets Resulting from Operations	35,170,315	25,118,375	92,307,629	(477,013,658)
Distributions ($):
Distributions to shareholders:
Class M	(84,119,187)	(93,310,187)	(196,813,310)	(317,016,965)
Investor Shares	(4,598,701)	(3,313,325)	(15,403,777)	(21,460,398)
Class A	(458,001)	(315,573)	-	-
Class C	(256,983)	(116,701)	-	-
Class I	(5,256,321)	(1,615,290)	-	-
Class Y	(92,320)	(143,557)	-	-
Total Distributions	(94,781,513)	(98,814,633)	(212,217,087)	(338,477,363)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	46,770,800	74,655,179	9,611,332	131,500,513
Investor Shares	7,210,472	10,656,309	15,766,309	53,270,204
Class A	930,211	857,076	-	-
Class C	199,648	729,804	-	-
Class I	24,290,529	14,293,701	-	-
Class Y	-	137,730	-	-
Distributions reinvested:
Class M	36,842,483	36,772,633	83,609,366	137,487,779
Investor Shares	3,801,202	2,638,670	12,858,168	17,357,474
Class A	442,480	300,209	-	-
Class C	256,983	116,700	-	-
Class I	5,061,463	1,423,072	-	-
Class Y	92,320	143,558	-	-
Cost of shares redeemed:
Class M	(106,824,437)	(167,054,538)	(252,105,215)	(521,361,999)
Investor Shares	(7,089,224)	(7,052,622)	(31,629,480)	(60,295,702)
Class A	(388,406)	(602,310)	-	-
Class C	(65,680)	(308,796)	-	-
Class I	(8,796,416)	(4,743,897)	-	-
Class Y	(309,160)	(531,015)	-	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	2,425,268	(37,568,537)	(161,889,520)	(242,041,731)
Total Increase (Decrease) in Net Assets	(57,185,930)	(111,264,795)	(281,798,978)	(1,057,532,752)
Net Assets ($):
Beginning of Period	471,118,620	582,383,415	1,949,282,574	3,006,815,326
End of Period	413,932,690	471,118,620	1,667,483,596	1,949,282,574

	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Capital Share Transactions (Shares):
Class Ma
Shares sold	5,897,737	8,206,558	562,441	6,578,749
Shares issued for distributions reinvested	4,902,558	4,122,850	5,088,823	6,509,838
Shares redeemed	(12,856,434)	(17,260,801)	(14,732,061)	(26,114,942)
Net Increase (Decrease) in Shares Outstanding	(2,056,139)	(4,931,393)	(9,080,797)	(13,026,355)
Investor Shares[a]
Shares sold	835,144	1,120,882	926,904	2,653,269
Shares issued for distributions reinvested	493,905	289,772	804,642	842,187
Shares redeemed	(870,411)	(750,347)	(1,919,553)	(3,074,523)
Net Increase (Decrease) in Shares Outstanding	458,638	660,307	(188,007)	420,933
Class A
Shares sold	113,772	92,777	-	-
Shares issued for distributions reinvested	58,707	33,516	-	-
Shares redeemed	(45,037)	(65,122)	-	-
Net Increase (Decrease) in Shares Outstanding	127,442	61,171	-	-
Class C
Shares sold	22,655	80,514	-	-
Shares issued for distributions reinvested	34,372	13,106	-	-
Shares redeemed	(8,260)	(34,126)	-	-
Net Increase (Decrease) in Shares Outstanding	48,767	59,494	-	-
Class I
Shares sold	2,983,542	1,587,310	-	-
Shares issued for distributions reinvested	672,155	158,997	-	-
Shares redeemed	(1,064,943)	(504,841)	-	-
Net Increase (Decrease) in Shares Outstanding	2,590,754	1,241,466	-	-
Class Y
Shares sold	-	15,185	-	-
Shares issued for distributions reinvested	12,292	16,079	-	-
Shares redeemed	(41,276)	(58,289)	-	-
Net Increase (Decrease) in Shares Outstanding	(28,984)	(27,025)	-	-

[a]

During the period ended February 28, 2023, 466,748 Class M shares representing $4,107,115 were exchanged for 457,914 Investor shares for BNY Mellon Income Stock Fund and 893,866 Class M shares representing $15,629,497 were exchanged for 918,453 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund. During the period ended August 31, 2022, 865,951 Class M shares representing $8,231,963 were exchanged for 851,272 Investor shares for BNY Mellon Income Stock Fund and 2,550,351 Class M shares representing $52,469,790 were exchanged for 2,614,151 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations ($):
Net investment income (loss)	343,737	(132,459)	1,710,780	2,230,128
Net realized gain (loss) on investments	8,726,984	9,897,545	40,120,453	55,262,283
Net change in unrealized appreciation (depreciation) on investments	9,396,931	(132,545,919)	(41,040,013)	(131,322,734)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,467,652	(122,780,833)	791,220	(73,830,323)
Distributions ($):
Distributions to shareholders:
Class M	(14,102,454)	(105,858,494)	(33,738,031)	(64,364,690)
Investor Shares	(788,902)	(4,329,154)	(1,702,045)	(1,978,901)
Total Distributions	(14,891,356)	(110,187,648)	(35,440,076)	(66,343,591)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	42,094,965	184,363,598	10,138,282	84,164,041
Investor Shares	5,487,233	14,479,458	3,539,232	10,559,783
Distributions reinvested:
Class M	6,518,743	50,813,496	14,520,980	33,441,805
Investor Shares	682,264	3,704,720	1,054,649	1,324,972
Cost of shares redeemed:
Class M	(93,194,703)	(361,562,211)	(97,833,689)	(169,538,461)
Investor Shares	(5,284,645)	(14,661,356)	(4,362,601)	(9,163,060)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(43,696,143)	(122,862,295)	(72,943,147)	(49,210,920)
Total Increase (Decrease) in Net Assets	(40,119,847)	(355,830,776)	(107,592,003)	(189,384,834)
Net Assets ($):
Beginning of Period	611,923,965	967,754,741	305,935,966	495,320,800
End of Period	571,804,118	611,923,965	198,343,963	305,935,966
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,203,070	8,335,456	701,063	4,741,035
Shares issued for distributions reinvested	352,937	2,273,534	1,069,292	1,701,007
Shares redeemed	(4,871,808)	(16,893,699)	(6,618,828)	(9,720,392)
Net Increase (Decrease) in Shares Outstanding	(2,315,801)	(6,284,709)	(4,848,473)	(3,278,350)
Investor Shares[a]
Shares sold	309,348	700,102	247,587	571,862
Shares issued for distributions reinvested	40,015	178,713	79,238	68,545
Shares redeemed	(295,819)	(730,791)	(314,181)	(528,072)
Net Increase (Decrease) in Shares Outstanding	53,544	148,024	12,644	112,335

[a]

During the period ended February 28, 2023, 250,528 Class M shares representing $4,799,947 were exchanged for 270,928 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund and 231,773 Class M shares representing $3,378,350 were exchanged for 236,287 Investor shares for BNY Mellon Focused Equity Opportunities Fund. During the period ended August 31, 2022, 626,736 Class M shares representing $13,896,251 were exchanged for 674,698 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund and 561,933 Class M shares representing $10,559,783 were exchanged for 571,862 Investor shares for BNY Mellon Focused Equity Opportunities Fund.

See notes to financial statements.

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations ($):
Net investment income	2,471,698	12,385,807	1,371,795	34,678,017
Net realized gain (loss) on investments	(9,950,092)	(24,320,821)	8,617,089	61,318,116
Net change in unrealized appreciation (depreciation) on investments	56,813,349	(113,651,528)	(20,089,814)	(320,397,241)
Net Increase (Decrease) in Net Assets Resulting from Operations	49,334,955	(125,586,542)	(10,100,930)	(224,401,108)
Distributions ($):
Distributions to shareholders:
Class M	(14,122,101)	(10,972,686)	(51,953,342)	(18,779,410)
Investor Shares	(614,959)	(328,535)	(3,129,603)	(615,834)
Total Distributions	(14,737,060)	(11,301,221)	(55,082,945)	(19,395,244)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	1,006,508	42,310,492	6,139,176	119,038,625
Investor Shares	2,900,234	10,715,219	5,446,625	20,385,715
Distributions reinvested:
Class M	1,951,475	1,913,533	9,131,665	3,324,382
Investor Shares	491,619	252,819	2,318,745	481,300
Cost of shares redeemed:
Class M	(68,512,495)	(178,260,338)	(125,480,118)	(428,652,989)
Investor Shares	(4,593,750)	(10,023,297)	(10,014,597)	(16,863,324)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(66,756,409)	(133,091,572)	(112,458,504)	(302,286,291)
Total Increase (Decrease) in Net Assets	(32,158,514)	(269,979,335)	(177,642,379)	(546,082,643)
Net Assets ($):
Beginning of Period	353,349,539	623,328,874	550,948,198	1,097,030,841
End of Period	321,191,025	353,349,539	373,305,819	550,948,198
Capital Share Transactions (Shares):
Class Ma
Shares sold	81,129	2,960,185	632,494	9,370,815
Shares issued for distributions reinvested	155,993	129,118	969,391	254,937
Shares redeemed	(5,715,313)	(13,494,214)	(12,728,919)	(36,309,720)
Net Increase (Decrease) in Shares Outstanding	(5,478,191)	(10,404,911)	(11,127,034)	(26,683,968)
Investor Shares[a]
Shares sold	227,032	712,127	527,927	1,584,701
Shares issued for distributions reinvested	36,551	15,921	238,554	35,891
Shares redeemed	(358,004)	(681,847)	(998,990)	(1,338,697)
Net Increase (Decrease) in Shares Outstanding	(94,421)	46,201	(232,509)	281,895

[a]

During the period ended February 28, 2023, 243,119 Class M shares representing $2,900,234 were exchanged for 227,032 Investor shares for BNY Mellon International Fund and 382,003 Class M shares representing $3,852,608 were exchanged for 371,941 Investor shares for BNY Mellon Emerging Markets Fund. During the period ended August 31, 2022, 746,476 Class M shares representing $10,488,986 were exchanged for 697,461 Investor shares for BNY Mellon International Fund and 1,498,829 Class M shares representing $18,733,686 were exchanged for 1,459,974 Investor shares for BNY Mellon Emerging Markets Fund.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon International Equity Income Fund		BNY Mellon Asset Allocation Fund
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations ($):
Net investment income	567,147	2,804,350	5,636,261	7,336,007
Net realized gain (loss) on investments	2,428,914	4,606,067	4,373,520	43,981,881
Net change in unrealized appreciation (depreciation) on investments	1,817,829	(17,590,829)	(5,639,479)	(115,663,116)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,813,890	(10,180,412)	4,370,302	(64,345,228)
Distributions ($):
Distributions to shareholders:
Class M	(1,275,031)	(3,259,273)	(41,061,336)	(33,007,312)
Investor Shares	(25,529)	(61,322)	(818,331)	(502,061)
Total Distributions	(1,300,560)	(3,320,595)	(41,879,667)	(33,509,373)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	36,000	3,770,663	11,789,978	35,128,163
Investor Shares	198,240	1,466,682	1,156,823	4,703,594
Distributions reinvested:
Class M	359,955	959,726	27,752,963	16,573,744
Investor Shares	20,276	47,898	679,081	471,584
Cost of shares redeemed:
Class M	(19,617,053)	(28,270,733)	(29,389,405)	(60,211,965)
Investor Shares	(1,021,217)	(1,122,709)	(1,888,869)	(2,532,696)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(20,023,799)	(23,148,473)	10,100,571	(5,867,576)
Total Increase (Decrease) in Net Assets	(16,510,469)	(36,649,480)	(27,408,794)	(103,722,177)
Net Assets ($):
Beginning of Period	54,272,135	90,921,615	441,281,419	545,003,596
End of Period	37,761,666	54,272,135	413,872,625	441,281,419
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,953	290,682	996,145	2,505,076
Shares issued for distributions reinvested	31,351	72,459	2,488,456	1,123,931
Shares redeemed	(1,670,463)	(2,237,040)	(2,442,158)	(4,232,492)
Net Increase (Decrease) in Shares Outstanding	(1,636,159)	(1,873,899)	1,042,443	(603,485)
Investor Shares[a]
Shares sold	17,161	111,155	94,262	339,791
Shares issued for distributions reinvested	1,735	3,573	60,059	31,836
Shares redeemed	(90,546)	(85,326)	(154,602)	(183,067)
Net Increase (Decrease) in Shares Outstanding	(71,650)	29,402	(281)	188,560

[a]

During the period ended February 28, 2023, 17,406 Class M shares representing $198,240 were exchanged for 17,161 Investor shares for BNY Mellon International Equity Income Fund and 95,134 Class M shares representing $1,155,298 were exchanged for 94,136 Investor shares for BNY Mellon Asset Allocation Fund. During the period ended August 31, 2022, 112,677 Class M shares representing $1,466,682 were exchanged for 111,155 Investor shares for BNY Mellon International Equity Income Fund and 324,018 Class M shares representing $4,437,580 were exchanged for 320,858 Investor shares for BNY Mellon Asset Allocation Fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

		Class M
Six Months Ended		Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2023 (Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	8.84	10.36	7.34	8.70	9.78	9.29
Investment Operations:
Net investment income[a]	.09	.19	.18	.20	.22	.21
Net realized and unrealized gain (loss) on investments	.59	.24	3.02	(.66)	(.33)	1.16
Total From Investment Operations	.68	.43	3.20	(.46)	(.11)	1.37
Distributions:
Dividends from net investment income	(.09)	(.19)	(.18)	(.19)	(.21)	(.19)
Dividends from net realized gain on investments	(1.83)	(1.76)	-	(.71)	(.76)	(.69)
Total Distributions	(1.92)	(1.95)	(.18)	(.90)	(.97)	(.88)
Net asset value, end of period	7.60	8.84	10.36	7.34	8.70	9.78
Total Return (%)	8.00[b]	4.22	44.06	(6.38)	(.36)	15.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[c]	.83	.83	.81	.80	.80
Ratio of net expenses to average net assets	.85[c]	.83	.83	.81	.80	.80
Ratio of net investment income to average net assets	2.15[c]	1.99	2.02	2.53	2.47	2.17
Portfolio Turnover Rate	45.28[b]	83.04	69.79	78.02	59.45	67.57
Net Assets, end of period ($ x 1,000)	353,795	429,623	554,602	578,269	930,683	1,185,755

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2023 (Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	9.00	10.52	7.44	8.82	9.90	9.39
Investment Operations:
Net investment income[a]	.08	.17	.16	.19	.20	.18
Net realized and unrealized gain (loss) on investments	.61	.23	3.08	(.69)	(.33)	1.18
Total from Investment Operations	.69	.40	3.24	(.50)	(.13)	1.36
Distributions:
Dividends from net investment income	(.08)	(.16)	(.16)	(.17)	(.19)	(.16)
Dividends from net realized gain on investments	(1.83)	(1.76)	-	(.71)	(.76)	(.69)
Total Distributions	(1.91)	(1.92)	(.16)	(.88)	(.95)	(.85)
Net asset value, end of period	7.78	9.00	10.52	7.44	8.82	9.90
Total Return (%)	7.97[b]	3.87	43.91	(6.77)	(.60)	15.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[c]	1.08	1.08	1.06	1.05	1.05
Ratio of net expenses to average net assets	1.10[c]	1.08	1.08	1.06	1.05	1.05
Ratio of net investment income to average net assets	1.92[c]	1.76	1.77	2.26	2.24	1.92
Portfolio Turnover Rate	45.28[b]	83.04	69.79	78.02	59.45	67.57
Net Assets, end of period ($ x 1,000)	20,623	19,747	16,125	12,282	23,913	31,625

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

		Class A
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2023 (Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	8.85	10.37	7.34	8.71	9.79	9.30
Investment Operations:
Net investment income[a]	.08	.16	.15	.17	.19	.18
Net realized and unrealized gain (loss) on investments	.59	.24	3.03	(.66)	(.33)	1.16
Total from Investment Operations	.67	.40	3.18	(.49)	(.14)	1.34
Distributions:
Dividends from net investment income	(.08)	(.16)	(.15)	(.17)	(.18)	(.16)
Dividends from net realized gain on investments	(1.83)	(1.76)	-	(.71)	(.76)	(.69)
Total Distributions	(1.91)	(1.92)	(.15)	(.88)	(.94)	(.85)
Net asset value, end of period	7.61	8.85	10.37	7.34	8.71	9.79
Total Return (%)[b]	7.84[c]	3.85	43.74	(6.81)	(.64)	15.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23[d]	1.20	1.20	1.21	1.10	1.10
Ratio of net expenses to average net assets	1.15[d]	1.15	1.15	1.15	1.10	1.10
Ratio of net investment income to average net assets	1.84[d]	1.68	1.68	2.18	2.20	1.89
Portfolio Turnover Rate	45.28[c]	83.04	69.79	78.02	59.45	67.57
Net Assets, end of period ($ x 1,000)	2,697	2,007	1,718	1,193	1,506	4,608

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

		Class C
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2023 (Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	8.80	10.33	7.32	8.68	9.76	9.28
Investment Operations:
Net investment income[a]	.05	.09	.09	.11	.12	.10
Net realized and unrealized gain (loss) on investments	.59	.23	3.01	(.65)	(.33)	1.16
Total from Investment Operations	.64	.32	3.10	(.54)	(.21)	1.26
Distributions:
Dividends from net investment income	(.05)	(.09)	(.09)	(.11)	(.11)	(.09)
Dividends from net realized gain on investments	(1.83)	(1.76)	-	(.71)	(.76)	(.69)
Total Distributions	(1.88)	(1.85)	(.09)	(.82)	(.87)	(.78)
Net asset value, end of period	7.56	8.80	10.33	7.32	8.68	9.76
Total Return (%)[b]	7.51[c]	3.03	42.59	(7.44)	(1.43)	14.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.94[d]	1.93	1.93	1.91	1.88	1.88
Ratio of net expenses to average net assets	1.90[d]	1.90	1.90	1.90	1.88	1.88
Ratio of net investment income to average net assets	1.12[d]	.93	.96	1.43	1.36	1.08
Portfolio Turnover Rate	45.28[c]	83.04	69.79	78.02	59.45	67.57
Net Assets, end of period ($ x 1,000)	1,279	1,060	629	747	1,158	826

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

		Class I
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2023 (Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	8.84	10.36	7.34	8.71	9.78	9.30
Investment Operations:
Net investment income[a]	.09	.18	.17	.20	.22	.20
Net realized and unrealized gain (loss) on investments	.59	.24	3.03	(.67)	(.33)	1.16
Total from Investment Operations	.68	.42	3.20	(.47)	(.11)	1.36
Distributions:
Dividends from net investment income	(.09)	(.18)	(.18)	(.19)	(.20)	(.19)
Dividends from net realized gain on investments	(1.83)	(1.76)	-	(.71)	(.76)	(.69)
Total Distributions	(1.92)	(1.94)	(.18)	(.90)	(.96)	(.88)
Net asset value, end of period	7.60	8.84	10.36	7.34	8.71	9.78
Total Return (%)	7.98[b]	4.13	43.96	(6.54)	(.28)	15.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[c]	.89	.89	.87	.84	.83
Ratio of net expenses to average net assets	.90[c]	.89	.89	.87	.84	.83
Ratio of net investment income to average net assets	2.12[c]	1.96	1.96	2.51	2.41	2.13
Portfolio Turnover Rate	45.28[b]	83.04	69.79	78.02	59.45	67.57
Net Assets, end of period ($ x 1,000)	35,393	18,255	8,530	7,887	10,135	12,491

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

		Class Y
Six Months Ended		Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2023 (Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	8.83	10.35	7.33	8.70	9.78	9.29
Investment Operations:
Net investment income[a]	.11	.20	.18	.20	.22	.20
Net realized and unrealized gain (loss) on investments	.57	.23	3.02	(.67)	(.33)	1.17
Total from Investment Operations	.68	.43	3.20	(.47)	(.11)	1.37
Distributions:
Dividends from net investment income	(.09)	(.19)	(.18)	(.19)	(.21)	(.19)
Dividends from net realized gain on investments	(1.83)	(1.76)	-	(.71)	(.76)	(.69)
Total Distributions	(1.92)	(1.95)	(.18)	(.90)	(.97)	(.88)
Net asset value, end of period	7.59	8.83	10.35	7.33	8.70	9.78
Total Return (%)	8.03[b]	4.21	44.11	(6.51)	(.36)	15.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87[c]	.83	.83	.83	.82	.80
Ratio of net expenses to average net assets	.87[c]	.83	.83	.83	.82	.80
Ratio of net investment income to average net assets	2.29[c]	2.00	2.01	2.63	2.43	2.17
Portfolio Turnover Rate	45.28[b]	83.04	69.79	78.02	59.45	67.57
Net Assets, end of period ($ x 1,000)	146	426	779	541	382	12

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	February 28, 2023 (Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.86	24.69	19.28	17.45	19.24	16.72
Investment Operations:
Net investment income[a]	.04	.06	.04	.09	.08	.05
Net realized and unrealized gain (loss) on investments	.91	(4.01)	6.99	2.36	(.63)	3.28
Total from Investment Operations	.95	(3.95)	7.03	2.45	(.55)	3.33
Distributions:
Dividends from net investment income	(.08)	(.02)	(.08)	(.04)	(.05)	(.04)
Dividends from net realized gain on investments	(2.03)	(2.86)	(1.54)	(.58)	(1.19)	(.77)
Total Distributions	(2.11)	(2.88)	(1.62)	(.62)	(1.24)	(.81)
Net asset value, end of period	16.70	17.86	24.69	19.28	17.45	19.24
Total Return (%)	5.51[b]	(17.82)	38.15	14.24	(1.54)	20.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[c]	.90	.90	.90	.89	.89
Ratio of net investment income to average net assets	.52[c]	.31	.18	.50	.45	.30
Portfolio Turnover Rate	13.01[b]	22.23	31.74	41.86	44.44	50.53
Net Assets, end of period ($ x 1,000)	1,546,202	1,816,047	2,831,948	2,433,885	2,610,739	3,358,399

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	February 28, 2023 (Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.40	24.16	18.90	17.13	18.90	16.45
Investment Operations:
Net investment income (loss)—net[a]	.02	.01	(.02)	.04	.04	.01
Net realized and unrealized gain (loss) on investments	.88	(3.91)	6.86	2.31	(.60)	3.22
Total from Investment Operations	.90	(3.90)	6.84	2.35	(.56)	3.23
Distributions:
Dividends from net investment income	(.03)	-	(.04)	-	(.02)	(.01)
Dividends from net realized gain on investments	(2.03)	(2.86)	(1.54)	(.58)	(1.19)	(.77)
Total Distributions	(2.06)	(2.86)	(1.58)	(.58)	(1.21)	(.78)
Net asset value, end of period	16.24	17.40	24.16	18.90	17.13	18.90
Total Return (%)	5.38[b]	(18.00)	37.83	13.93	(1.70)	20.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17[c]	1.15	1.15	1.15	1.14	1.14
Ratio of net investment income (loss) to average net assets	.27[c]	.06	(.08)	.26	.21	.05
Portfolio Turnover Rate	13.01[b]	22.23	31.74	41.86	44.44	50.53
Net Assets, end of period ($ x 1,000)	121,281	133,236	174,867	106,907	118,579	123,713

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	February 28, 2023 (Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	19.76	26.07	19.28	17.12	23.16	19.48
Investment Operations:
Net investment income (loss)—net [a]	.01	(.00)[b]	(.05)	.00[b]	.02	(.03)
Net realized and unrealized gain (loss) on investments	.67	(3.37)	6.99	2.77	(3.16)	5.41
Total from Investment Operations	.68	(3.37)	6.94	2.77	(3.14)	5.38
Distributions:
Dividends from net investment income	-	-	-	(.03)	-	-
Dividends from net realized gain on investments	(.51)	(2.94)	(.15)	(.58)	(2.90)	(1.70)
Total Distributions	(.51)	(2.94)	(.15)	(.61)	(2.90)	(1.70)
Net asset value, end of period	19.93	19.76	26.07	19.28	17.12	23.16
Total Return (%)	3.66[c]	(14.23)	36.05	16.42	(11.94)	28.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[d]	1.01	1.01	1.03	1.02	1.01
Ratio of net investment income (loss) to average net assets	.13[d]	(.01)	(.19)	.02	.10	(.15)
Portfolio Turnover Rate	26.83[c]	52.04	55.94	74.33	71.58	63.00
Net Assets, end of period ($ x 1,000)	542,303	583,546	933,506	466,531	405,350	625,344

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	February 28, 2023 (Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	18.30	24.41	18.11	16.12	22.08	18.69
Investment Operations:
Net investment (loss) [a]	(.01)	(.05)	(.10)	(.04)	(.02)	(.08)
Net realized and unrealized gain (loss) on investments	.61	(3.12)	6.55	2.61	(3.04)	5.17
Total from Investment Operations	.60	(3.17)	6.45	2.57	(3.06)	5.09
Distributions:
Dividends from net realized gain on investments	(.51)	(2.94)	(.15)	(.58)	(2.90)	(1.70)
Net asset value, end of period	18.39	18.30	24.41	18.11	16.12	22.08
Total Return (%)	3.51[b]	(14.40)	35.68	16.20	(12.20)	28.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29[c]	1.26	1.26	1.28	1.27	1.26
Ratio of net investment (loss) to average net assets	(.12)[c]	(.26)	(.44)	(.22)	(.13)	(.40)
Portfolio Turnover Rate	26.83[b]	52.04	55.94	74.33	71.58	63.00
Net Assets, end of period ($ x 1,000)	29,501	28,378	34,249	20,474	18,823	25,022

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

			Class M
	Six Months Ended		Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	February 28, 2023 (Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.79		21.97	17.88	15.57	18.63	16.96
Investment Operations:
Net investment income[a]	.10		.10	.10	.14	.10	.09
Net realized and unrealized gain (loss) on investments	(.01)		(3.19)	5.38	3.29	(.53)	3.51
Total from Investment Operations	.09		(3.09)	5.48	3.43	(.43)	3.60
Distributions:
Dividends from net investment income	(.19)		(.09)	(.15)	(.13)	(.12)	(.07)
Dividends from net realized gain on investments	(2.05)		(3.00)	(1.24)	(.99)	(2.51)	(1.86)
Total Distributions	(2.24)		(3.09)	(1.39)	(1.12)	(2.63)	(1.93)
Net asset value, end of period	13.64		15.79	21.97	17.88	15.57	18.63
Total Return (%)	.66	[b]	(16.85)	32.72	23.11	(.59)	22.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	[c]	.88	.87	.87	.86	.86
Ratio of net investment income to average net assets	1.39	[c]	.54	.55	.90	.66	.53
Portfolio Turnover Rate	27.57	[b]	44.48	29.38	43.62	78.12	45.29
Net Assets, end of period ($ x 1,000)	189,163		295,487	483,169	447,927	430,597	577,906

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended		Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	February 28, 2023 (Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.50		21.62	17.62	15.37	18.43	16.81
Investment Operations:
Net investment income[a]	.08		.05	.05	.10	.07	.05
Net realized and unrealized gain (loss) on investments	(.01)		(3.13)	5.29	3.24	(.53)	3.46
Total from Investment Operations	.07		(3.08)	5.34	3.34	(.46)	3.51
Distributions:
Dividends from net investment income	(.16)		(.04)	(.10)	(.10)	(.09)	(.03)
Dividends from net realized gain on investments	(2.05)		(3.00)	(1.24)	(.99)	(2.51)	(1.86)
Total Distributions	(2.21)		(3.04)	(1.34)	(1.09)	(2.60)	(1.89)
Net asset value, end of period	13.36		15.50	21.62	17.62	15.37	18.43
Total Return (%)	.56	[b]	(17.07)	32.36	22.77	(.81)	22.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19	[c]	1.13	1.12	1.12	1.11	1.11
Ratio of net investment income to average net assets	1.14	[c]	.29	.28	.67	.42	.32
Portfolio Turnover Rate	27.57	[b]	44.48	29.38	43.62	78.12	45.29
Net Assets, end of period ($ x 1,000)	9,181		10,449	12,152	7,968	7,153	11,658

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon International Fund	February 28, 2023 (Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.71	15.38	12.78	12.31	13.45	13.17
Investment Operations:
Net investment income[a]	.09	.33	.27	.21	.31	.23
Net realized and unrealized gain (loss) on investments	1.81	(3.71)	2.64	.60	(1.20)	.26
Total from Investment Operations	1.90	(3.38)	2.91	.81	(.89)	.49
Distributions:
Dividends from net investment income	(.56)	(.29)	(.31)	(.34)	(.25)	(.21)
Net asset value, end of period	13.05	11.71	15.38	12.78	12.31	13.45
Total Return (%)	16.47[b]	(22.39)	23.04	6.47	(6.50)	3.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07[c]	1.03	1.03	1.03	1.02	1.02
Ratio of net investment income to average net assets	1.53[c]	2.33	1.86	1.67	2.47	1.68
Portfolio Turnover Rate	34.02[b]	78.04	56.01	66.41	59.03	54.87
Net Assets, end of period ($ x 1,000)	305,317	337,994	603,937	552,883	897,080	1,124,632

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon International Fund	February 28, 2023 (Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.53	16.44	13.65	13.12	14.32	14.02
Investment Operations:
Net investment income[a]	.08	.31	.25	.20	.29	.22
Net realized and unrealized gain (loss) on investments	1.94	(3.97)	2.81	.64	(1.27)	.26
Total from Investment Operations	2.02	(3.66)	3.06	.84	(.98)	.48
Distributions:
Dividends from net investment income	(.52)	(.25)	(.27)	(.31)	(.22)	(.18)
Net asset value, end of period	14.03	12.53	16.44	13.65	13.12	14.32
Total Return (%)	16.33[b]	(22.57)	22.66	6.28	(6.74)	3.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32[c]	1.28	1.28	1.28	1.27	1.27
Ratio of net investment income to average net assets	1.28[c]	2.08	1.62	1.53	2.20	1.44
Portfolio Turnover Rate	34.02[b]	78.04	56.01	66.41	59.03	54.87
Net Assets, end of period ($ x 1,000)	15,874	15,355	19,392	14,473	16,755	19,963

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Emerging Markets Fund	February 28, 2023 (Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.77	14.15	11.35	10.14	10.72	11.23
Investment Operations:
Net investment income[a]	.03	.50	.24	.07	.14	.11
Net realized and unrealized gain (loss) on investments	(.14)	(3.61)	2.71	1.27	(.64)	(.53)
Total from Investment Operations	(.11)	(3.11)	2.95	1.34	(.50)	(.42)
Distributions:
Dividends from net investment income	(1.28)	(.27)	(.15)	(.13)	(.08)	(.09)
Net asset value, end of period	9.38	10.77	14.15	11.35	10.14	10.72
Total Return (%)	(1.09)[b]	(22.31)	26.19	13.24	(4.68)	(3.76)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.56[c]	1.43	1.39	1.39	1.39	1.39
Ratio of net expenses to average net assets	1.49[c]	1.43	1.39	1.39	1.39	1.39
Ratio of net investment income to average net assets	.64[c]	4.00	1.78	.71	1.37	.96
Portfolio Turnover Rate	101.24[b]	60.15	63.29	34.44	90.09	80.86
Net Assets, end of period ($ x 1,000)	350,276	522,075	1,063,203	762,408	819,164	922,117

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Emerging Markets Fund	February 28, 2023 (Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.05	14.52	11.64	10.41	11.01	11.53
Investment Operations:
Net investment income[a]	.02	.48	.21	.04	.12	.09
Net realized and unrealized gain (loss) on investments	(.14)	(3.71)	2.80	1.30	(.67)	(.54)
Total from Investment Operations	(.12)	(3.23)	3.01	1.34	(.55)	(.45)
Distributions:
Dividends from net investment income	(1.25)	(.24)	(.13)	(.11)	(.05)	(.07)
Net asset value, end of period	9.68	11.05	14.52	11.64	10.41	11.01
Total Return (%)	(1.17)[b]	(22.52)	25.97	12.85	(4.99)	(3.93)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81[c]	1.68	1.64	1.64	1.64	1.64
Ratio of total expenses to average net assets	1.74[c]	1.68	1.64	1.64	1.64	1.64
Ratio of net investment income to average net assets	.39[c]	3.75	1.53	.36	1.10	.74
Portfolio Turnover Rate	101.24[b]	60.15	63.29	34.44	90.09	80.86
Net Assets, end of period ($ x 1,000)	23,030	28,873	33,827	20,919	20,970	20,257

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

		Class M
Six Months Ended		Year Ended August 31,
BNY Mellon International Equity Income Fund	February 28, 2023 (Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.43	13.79	11.27	12.20	13.86	14.20
Investment Operations:
Net investment income[a]	.15	.47	.37	.37	.59	.57
Net realized and unrealized gain (loss) on investments	1.17	(2.28)	2.62	(.82)	(1.69)	(.32)
Total from Investment Operations	1.32	(1.81)	2.99	(.45)	(1.10)	.25
Distributions:
Dividends from net investment income	(.33)	(.55)	(.47)	(.48)	(.56)	(.59)
Net asset value, end of period	12.42	11.43	13.79	11.27	12.20	13.86
Total Return (%)	11.75[b]	(13.65)	27.02	(3.94)	(7.98)	1.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.57[c]	1.25	1.20	1.14	1.07	1.08
Ratio of net investment income to average net assets	2.54[c]	3.61	2.95	3.05	4.53	3.92
Portfolio Turnover Rate	33.93[b]	45.62	44.35	55.03	45.49	54.20
Net Assets, end of period ($ x 1,000)	37,073	52,810	89,568	111,258	282,061	360,816
a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon International Equity Income Fund	February 28, 2023 (Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.58	13.97	11.42	12.35	14.00	14.36
Investment Operations:
Net investment income[a]	.13	.45	.36	.36	.53	.54
Net realized and unrealized gain (loss) on investments	1.20	(2.32)	2.63	(.85)	(1.67)	(.34)
Total from Investment Operations	1.33	(1.87)	2.99	(.49)	(1.14)	.20
Distributions:
Dividends from net investment income	(.31)	(.52)	(.44)	(.44)	(.51)	(.56)
Net asset value, end of period	12.60	11.58	13.97	11.42	12.35	14.00
Total Return (%)	11.65[b]	(13.88)	26.62	(4.15)	(8.21)	1.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82[c]	1.50	1.45	1.39	1.32	1.33
Ratio of net investment income to average net assets	2.29[c]	3.36	2.80	2.97	4.09	3.78
Portfolio Turnover Rate	33.93[b]	45.62	44.35	55.03	45.49	54.20
Net Assets, end of period ($ x 1,000)	688	1,463	1,354	930	2,318	1,627

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

			Class M
	Six Months Ended		Year Ended August 31,
BNY Mellon Asset Allocation Fund	February 28, 2023 (Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.56		15.34	12.88	12.27	13.16	12.30
Investment Operations:
Net investment income[a]	.14		.21	.16	.21	.19	.17
Net realized and unrealized gain (loss) on investments	(.03)		(2.01)	2.81	1.31	(.33)	1.26
Total from Investment Operations	.11		(1.80)	2.97	1.52	(.14)	1.43
Distributions:
Dividends from net investment income	(.17)		(.35)	(.21)	(.23)	(.26)	(.21)
Dividends from net realized gain on investments	(1.06)		(.63)	(.30)	(.68)	(.49)	(.36)
Total Distributions	(1.23)		(.98)	(.51)	(.91)	(.75)	(.57)
Net asset value, end of period	11.44		12.56	15.34	12.88	12.27	13.16
Total Return (%)	1.20	[b]	(12.62)	23.59	12.78	(.44)	11.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.47	[d]	.42	.40	.39	.39	.38
Ratio of net expenses to average net assets[c]	.45	[d]	.41	.32	.31	.31	.29
Ratio of net investment income to average net assets[c]	2.40	[d]	1.50	1.14	1.76	1.55	1.33
Portfolio Turnover Rate	20.79	[b]	29.76	17.71	35.71	28.14	20.66
Net Assets, end of period ($ x 1,000)	405,848		432,481	537,189	463,184	454,093	489,598

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
	Six Months Ended		Year Ended August 31,
BNY Mellon Asset Allocation Fund	February 28, 2023 (Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.69		15.48	13.00	12.37	13.25	12.39
Investment Operations:
Net investment income[a]	.13		.17	.12	.18	.13	.14
Net realized and unrealized gain (loss) on investments	(.02)		(2.02)	2.83	1.32	(.29)	1.26
Total from Investment Operations	.11		(1.85)	2.95	1.50	(.16)	1.40
Distributions:
Dividends from net investment income	(.16)		(.31)	(.17)	(.19)	(.23)	(.18)
Dividends from net realized gain on investments	(1.06)		(.63)	(.30)	(.68)	(.49)	(.36)
Total Distributions	(1.22)		(.94)	(.47)	(.87)	(.72)	(.54)
Net asset value, end of period	11.58		12.69	15.48	13.00	12.37	13.25
Total Return (%)	1.12	[b]	(12.85)	23.29	12.51	(.63)	11.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.72	[d]	.67	.65	.64	.64	.63
Ratio of net expenses to average net assets[c]	.70	[d]	.66	.57	.56	.56	.54
Ratio of net investment income to average net assets[c]	2.15	[d]	1.25	.86	1.52	1.09	1.06
Portfolio Turnover Rate	20.79	[b]	29.76	17.71	35.71	28.14	20.66
Net Assets, end of period ($ x 1,000)	8,024		8,800	7,815	6,443	7,083	6,959

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty series, including the following diversified funds: BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund and BNY Mellon Focused Equity Opportunities Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. BNY Mellon serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). BNY Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which BNY Mellon pays the Adviser for performing certain administrative services.

Boston Partners Global Investors, Inc. (“Boston Partners”), and Geneva Capital Management LLC (“Geneva”), serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-adviser with respect to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. Newton Investment Management North America, LLC (“NIMNA”), also a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser serves as a sub-adviser of (i) BNY Mellon Income Stock Fund; (ii) BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portions of the fund’s assets allocated to the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy; (iii) BNY Mellon Small Cap Multi-Strategy Fund responsible for the portions of the fund’s assets allocated to the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy; (iv) BNY Mellon International Fund and (v) BNY Mellon International Equity Income Fund. NIMNA, subject to the Adviser’s supervision and approval, provides investment advisory assistance and research and the day-to-day management of the respective fund’s assets or the portion of the respective fund’s assets allocated to the strategies described above. Newton Investment Management Limited (NIM), also a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-adviser for BNY Mellon Emerging Markets Fund. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor and for BNY Mellon Income Stock Fund only Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as each fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to each fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

BNY Mellon Asset Allocation Fund: Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S Treasury Bills are valued at the mean price between quoted prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following below summarizes the inputs used as of February 28, 2023 in valuing each fund’s investments:

BNY Mellon Income Stock Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	381,734,344	-	-	381,734,344
Equity Securities - Preferred Stocks	12,506,402	-	-	12,506,402
Investment Companies	33,539,054	-	-	33,539,054

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Mid Cap Multi-Strategy Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,602,499,100	-	-	1,602,499,100
Exchange-Traded Funds	32,628,793	-	-	32,628,793
Investment Companies	37,305,634	-	-	37,305,634
Rights	-	-	41,397	41,397

† See Statement of Investments for additional detailed categorizations, if any.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Rights ($)
Balance as of 8/31/2022	-
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	41,397
Transfers into Level 3†	0
Transfer out of Level 3	-
Balances as of 2/28/2023††	41,397
The amount of total net gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 2/28/2023	41,397

† Transfers into of Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to the lack of observable inputs.

†† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

BNY Mellon Small Cap Multi-Strategy Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	539,028,767	-	-	539,028,767
Exchange-Traded Funds	3,032,940	-	-	3,032,940
Investment Companies	39,813,246	-	-	39,813,246

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Focused Equity Opportunities Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	196,948,479	-	-	196,948,479

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon International Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	307,777,676	-	-	307,777,676
Equity Securities - Preferred Stocks	6,135,269	-	-	6,135,269
Exchange-Traded Funds	2,106,645	-	-	2,106,645
Investment Companies	6,186,845	-	-	6,186,845

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Emerging Markets Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	367,728,101	-	0	367,728,101
Investment Companies	10,391,848	-	-	10,391,848

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Common Stocks ($)
Balance as of 8/31/2022†	0
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Transfers into Level 3†	-
Transfer out of Level 3	-
Balances as of 2/28/2023†	0
The amount of total net gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 2/28/2023	-

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

BNY Mellon International Equity Income Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	35,804,341	-	-	35,804,341
Equity Securities - Preferred Stocks	436,871	-	-	436,871
Exchange-Traded Funds	519,015	-	-	519,015
Investment Companies	31,475	-	-	31,475

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Asset Allocation Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Commercial Mortgage-Backed	-	232,498	-	232,498
Corporate Bonds	-	14,316,493	-	14,316,493
Equity Securities - Common Stocks	122,669,190	-	-	122,669,190
Equity Securities - Preferred Stocks	317,250	-	-	317,250
Investment Companies	239,101,889	-	-	239,101,889
Municipal Securities	-	822,623	-	822,623
Rights	-	-	398	398
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	220,400	-	220,400

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Investments in Securities:† (continued)
U.S. Government Agencies Mortgage-Backed	-	13,994,627	-	13,994,627
U.S. Treasury Securities	-	24,523,007	-	24,523,007

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Rights ($)
Balance as of 8/31/2022	-
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	398
Transfers into Level 3†	0
Transfer out of Level 3	-
Balances as of 2/28/2023††	398
The amount of total net gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 2/28/2023	398

† Transfers into of Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to the lack of observable inputs.

†† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

(b) Foreign currency transactions: Each relevant fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: Each relevant fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the funds’ understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the funds invest. These foreign taxes, if any, are paid by the funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of February 28, 2023, if any, are disclosed in the funds’ Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 1 summarizes the amount BNY Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 28, 2023.

Table 1—Securities Lending Agreement ($)

BNY Mellon Income Stock Fund	294
BNY Mellon Mid Cap Multi-Strategy Fund	16,123
BNY Mellon Small Cap Multi-Strategy Fund	11,528
BNY Mellon Focus Equity Opportunities Fund	1
BNY Mellon International Fund	855
BNY Mellon Emerging Markets Fund	540
BNY Mellon International Equity Income Fund	252
BNY Mellon Asset Allocation Fund	405

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(e) Market Risk: The value of the securities in which each fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect each fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent each fund invests in foreign securities, each fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Emerging Market Risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

ETF And Other Investment Company Risk: To the extent each relevant fund invests in pooled investment vehicles, such as ETFs and other investment companies, each relevant fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets each relevant fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When each relevant fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of each relevant fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

Debt Risk: Each relevant fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

Non-Diversification: BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from net investment income monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from net investment income quarterly. BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund normally declare and pay dividends from net investment income annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2023, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2023, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 2 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2022.

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2022. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Table 2—Capital Loss Carryover
	Short-Term Losses ($)†	Long-Term Losses ($)†
			Total ($)

BNY Mellon International Fund	61,470,651	4,163,337	65,633,988
BNY Mellon Emerging Markets Fund	319,535,210	45,426,270	364,961,480
BNY Mellon International Equity Income Fund	36,346,439	35,949,766	72,296,205

† These capital losses can be carried forward for an unlimited period.

Table 3— Tax Character of Distributions Paid
	2022
	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Income Stock Fund	12,657,456	86,157,177
BNY Mellon Mid Cap Multi-Strategy Fund	52,286,726	286,190,637
BNY Mellon Small Cap Multi-Strategy Fund	36,895,850	73,291,798
BNY Mellon Focused Equity Opportunities Fund	8,432,494	57,911,097
BNY Mellon International Fund	11,301,221	-
BNY Mellon Emerging Markets Fund	19,395,244	-
BNY Mellon International Equity Income Fund	3,320,595	-
BNY Mellon Asset Allocation Fund	12,911,973	20,597,400

(h) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the London Interbank Offered Rate (“LIBOR”) would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of February 28, 2023, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Sunset Date.

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $135 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, each fund has agreed to pay its pro rata portion of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2023, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2023 for BNY Mellon Focused Equity Opportunities Fund was approximately $1,068,508, with a related weighted average annualized interest rate of 5.15%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2023 for BNY Mellon International Fund was approximately $83,425, with a related weighted average annualized interest rate of 5.38%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2023 for BNY Mellon Emerging Markets Fund was approximately $407,182, with a related weighted average annualized interest rate of 4.87%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2023 for BNY Mellon International Equity Income Fund was approximately $225,414, with a related weighted average annualized interest rate of 5.29%.

NOTE 3—Management Fee, Administration Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is payble monthly and computed on the average daily value of each fund’s net assets at the following annual rate: .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, ..70% of BNY Mellon Focused Equity Opportunities Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity securities), .40% (debt securities) and .15% (money market instruments and other underlying funds, which may consist of affiliated funds and unaffiliated open-end funds, closed-end funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Income Stock Fund, the Adviser has contractually agreed, from September 1, 2022 through December 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $5,166 during the period ended February 28, 2023.

For BNY Mellon Emerging Markets Fund, effective January 1, 2023, the Adviser has agreed to waive receipt of a portion of its management fee in the amount of .25% of the value of the fund’s average daily net assets. This waiver is voluntary, not contractual, and may be terminated by the Adviser. at any time. The reduction in expenses, pursuant to the undertaking, amounted to $161,736 during the period ended February 28, 2023.

For BNY Mellon Asset Allocation Fund, the Adviser has contractually agreed, from September 1, 2022 through December 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the total annual fund operating expenses of neither class of fund shares (including indirect fees, and expense of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .87% of the value of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $28,709 during the period ended February 28, 2023.

Pursuant to the Administration Agreement, BNY Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between the Adviser and NIMNA and NIM for each relevant fund, the Adviser pays NIMNA and NIM for each relevant fund a monthly fee at an annual rate set forth below in Table 4 of the respective fund’s average daily net assets or the portion of the respective fund’s average daily net assets allocated to the strategies sub-advised by NIMNA and NIM for each relevant fund.

Table 4—Annual Fee (as a percentage of average daily net assets allocated to the strategies sub-advised by NIMNA and NIM for each relevant fund)

BNY Mellon Income Stock Fund	.195
BNY Mellon Mid Cap Multi-Strategy Fund	.40
BNY Mellon Small Cap Multi-Strategy Fund	.55
BNY Mellon International Fund	.255
BNY Mellon Emerging Markets Fund	.345
BNY Mellon International Equity Income Fund	.25

Pursuant to separate sub-investment advisory agreements, Geneva and Boston Partners serve as a sub-adviser responsible for the day-to-day management of their respective portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio. The Adviser pays Boston Partners and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the funds may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the funds to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended February 28, 2023, the Distributor retained $1,795 from commissions earned on sales of the fund’s Class A shares and $1,042 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares of BNY Mellon Income Stock Fund pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended February 28, 2023, Class C shares were charged $4,477 pursuant to the Distribution Plan.

Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. BNY Mellon Income Stock Fund has also adopted a Shareholder Services Plan with respect to its Class A and Class C shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares, and BNY Mellon Income Stock Fund pays the Distributor at an annual rate of .25% of the value of its Class A and Class C shares, based on the respective fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 5 summarizes the amounts Investor, Class A and Class C shares were charged during the period ended February 28, 2023, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5—Shareholder Services Plan Fees

BNY Mellon Income Stock Fund
Investor Shares	$25,506
Class A	2,840
Class C	1,492
BNY Mellon Mid Cap Multi-Strategy Fund	157,766
BNY Mellon Small Cap Multi-Strategy Fund	34,777
BNY Mellon Focused Equity Opportunities Fund	13,131
BNY Mellon International Fund	19,140
BNY Mellon Emerging Markets Fund	31,725
BNY Mellon International Equity Income Fund	1,130
BNY Mellon Asset Allocation Fund	10,777

The funds have an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds may receive earnings credits when positive cash balances are maintained,

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

which are used to offset Transfer Agent fees. For financial reporting purposes, the funds include net earnings credits, if any, as shareholder servicing costs in the Statements of Operations.

The funds have an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the funds include this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

Each fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency services for BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares and cash management services inclusive of earnings credits, if any, for the funds. The majority of Transfer Agent fees for BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. BNY Mellon pays each fund’s Transfer Agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust, excluding BNY Mellon Income Stock Fund, Class A, Class C, Class I and Class Y shares. Table 6 summarizes the amount each fund was charged during the period ended February 28, 2023, which is included in Shareholder servicing costs in the Statements of Operations. These fees were offset by earnings credits for each relevant fund, also summarized in Table 6. During the period ended February 28, 2023, none of the funds except for BNY Mellon Income Stock Fund were charged Transfer Agent fees.

Table 6—Transfer Agent Fees
Transfer Agent Fees ($)		Earnings Credits ($)
BNY Mellon Income Stock Fund	1,972	1,014

Each fund compensates the Custodian, under a custody agreement, for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2023 pursuant to the custody agreement.

Table 7—Custody Agreement Fees

BNY Mellon Income Stock Fund	$6,599
BNY Mellon Mid Cap Multi-Strategy Fund	24,502
BNY Mellon Small Cap Multi-Strategy Fund	18,516
BNY Mellon Focused Equity Opportunities Fund	2,258
BNY Mellon International Fund	47,739
BNY Mellon Emerging Markets Fund	353,307
BNY Mellon International Equity Income Fund	58,364
BNY Mellon Asset Allocation Fund	6,550

Table 8 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff, during the period ended February 28, 2023.

Table 8—Chief Compliance Officer Fees

BNY Mellon Income Stock Fund	$7,875
BNY Mellon Mid Cap Multi-Strategy Fund	12,599
BNY Mellon Small Cap Multi-Strategy Fund	7,875
BNY Mellon Focused Equity Opportunities Fund	7,875
BNY Mellon International Fund	7,875
BNY Mellon Emerging Markets Fund	7,875
BNY Mellon International Equity Income Fund	7,875
BNY Mellon Asset Allocation Fund	9,450

Table 9 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Table 9—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Management Fee ($)	Administration Fee ($)	Distribution Plan Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Transfer Agent Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Income Stock Fund	210,383	43,998	744	4,785	9,600	2,573	516	(3,291)
BNY Mellon Mid Cap Multi-Strategy Fund	989,984	179,431	-	24,181	36,000	4,116	-	-
BNY Mellon Small Cap Multi-Strategy Fund	375,867	60,110	-	5,806	28,000	2,573	-	-
BNY Mellon Focused Equity Opportunities Fund	110,269	21,284	-	1,839	4,800	2,573	-	-
BNY Mellon International Fund	213,970	34,219	-	3,139	66,400	2,573	-	-
BNY Mellon Emerging Markets Fund	347,706	41,100	-	4,705	540,000	2,573	-	(75,588)
BNY Mellon International Equity Income Fund	25,466	4,073	-	140	75,500	2,573	-	-
BNY Mellon Asset Allocation Fund	107,483	18,853	-	1,586	6,400	3,087	-	(3,016)

NOTE 4—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended February 28, 2023.

Table 11 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2023.

At February 28, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 10—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Income Stock Fund	189,256,058	276,130,280
BNY Mellon Mid Cap Multi-Strategy Fund	227,863,522	600,411,594
BNY Mellon Small Cap Multi-Strategy Fund	148,537,686	210,396,887
BNY Mellon Focused Equity Opportunities Fund	68,637,893	176,039,959
BNY Mellon International Fund	109,284,922	187,641,442
BNY Mellon Emerging Markets Fund	440,172,368	597,444,186
BNY Mellon International Equity Income Fund	14,936,379	35,366,653
BNY Mellon Asset Allocation Fund	92,627,681	84,325,902

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 11—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Income Stock Fund	63,422,954	4,386,191	59,036,763
BNY Mellon Mid Cap Multi-Strategy Fund	812,659,448	29,066,179	783,593,269
BNY Mellon Small Cap Multi-Strategy Fund	127,125,414	40,863,855	86,261,559
BNY Mellon Focused Equity Opportunities Fund	53,719,240	1,679,032	52,040,208
BNY Mellon International Fund	29,677,720	23,818,459	5,859,261
BNY Mellon Emerging Markets Fund	73,134,278	28,154,378	44,979,900
BNY Mellon International Equity Income Fund	5,968,741	2,935,781	3,032,960
BNY Mellon Asset Allocation Fund	66,663,223	15,346,555	51,316,668

NOTE 5—Subsequent Event:

Effective March 31, 2023, NIMNA, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and, as of December 31, 2022, had approximately $48 billion in assets under management. NIM is an indirect subsidiary of BNY Mellon.

INFORMATION ABOUT THE APPROVAL OF THE FUND’S SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

BNY Mellon Emerging Markets Fund

At a meeting of the Trust’s Board of Trustees held on September 12-13, 2022 (the “Meeting”), the Board considered and approved a sub-investment advisory agreement (the “New Sub-Advisory Agreement”) between BNY Mellon Investment Adviser, Inc. (“BNYM Adviser”), on behalf of BNY Mellon Emerging Markets Fund (the “fund”), and Newton Investment Management Limited (“NIM”), pursuant to which NIM would provide day-to-day management of the fund’s portfolio. At the Meeting, BNYM Adviser recommended the approval of the New Sub-Advisory Agreement and the appointment of NIM to serve as the sub-adviser to the fund, replacing Newton Investment Management North America, LLC (“NIMNA”), an affiliate of NIM and BNYM Adviser, effective October 21, 2022 (the “Effective Date”). In addition, BNYM Adviser proposed that, as of the Effective Date, employees of NIM replace employees of NIMNA as the fund’s primary portfolio managers and the fund’s investment approach, process and strategy be modified to more closely align with the strategy NIM proposed to use as the fund’s sub-adviser. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of BNYM Adviser and NIM and NIMNA. In considering the approval of the New Sub-Advisory Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

BNYM Adviser’s recommendation for the approval of the New Sub-Advisory Agreement and the appointment of NIM to serve as the sub-adviser to the fund, replacing NIMNA, was based on, among other information, BNYM Adviser’s review and due diligence relating to the investment approach, process and strategy proposed to be used by NIM as the fund’s sub-adviser. In determining whether to approve the New Sub-Advisory Agreement, the Board considered the materials prepared by BNYM Adviser and NIM received in advance of the Meeting and other information presented at the Meeting, which included: (i) a copy of the proposed New Sub-Advisory Agreement; (ii) information regarding the proposed modifications to the fund’s investment approach, process and strategy; (iii) information regarding NIM and the proposed primary portfolio managers and the strategy NIM and the portfolio managers proposed to use as the fund’s sub-adviser; (iv) information regarding NIM’s historical performance returns managing an investment strategy similar to the proposed investment strategy to be used by NIM as the fund’s sub-adviser; (v) information regarding the rate of the sub-investment advisory fee payable by BNYM Adviser to NIM; (vi) information regarding NIM’s compliance program; and (vii) an opinion of counsel that the proposed changes to the fund’s investment advisory arrangements would not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of BNYM Investment Adviser at the Meeting and deliberations that took place at the Board’s most recent management contract renewal meeting held on March 14-15, 2022 (the “March Meeting”), at which the Board re-approved the sub-investment advisory agreement between BNYM Adviser, on behalf of the fund, and NIMNA (the “NIMNA Sub-Advisory Agreement”) for the ensuing year until June 1, 2023.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIM to the fund under the New Sub-Advisory Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications and background of its investment personnel; (ii) the performance history of an investment strategy NIM managed that is similar to the proposed investment strategy to be used by NIM as the fund’s sub-adviser; and (iii) NIM’s compliance program. The Board also discussed the acceptability of the terms of the New Sub-Advisory Agreement, noting the substantial similarity to the terms of the NIMNA Sub-Advisory Agreement. The Board also considered the review process undertaken by BNYM Adviser, and BNYM Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by NIM. The Board concluded that the fund will benefit from the quality and experience of NIM’s investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub investment advisory services to be provided by NIM under the New Sub-Advisory Agreement, as well as NIM’s ability to render such services based on its resources and the experience of the investment team were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement.

Investment Performance. The Board had considered the fund’s investment performance and that of NIMNA and the investment team managing the fund’s portfolio at the March Meeting, including comparative data provided by Broadridge Financial Solutions, Inc. (“Broadridge”). Because NIM was proposed as sub-adviser for the fund, the Board could not

INFORMATION ABOUT THE APPROVAL OF THE FUND’S SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

consider NIM’s investment performance in managing the fund’s portfolio as a factor in evaluating the New Sub-Advisory Agreement during the Meeting. In addition, the proposed investment strategy to be used by NIM as the fund’s sub-adviser had no historical performance record. However, at the Meeting the Board reviewed the historical performance record of an investment strategy managed by NIM that is similar to that of the proposed investment strategy to be used by NIM as the fund’s sub-adviser. The Board discussed with representatives of BNYM Adviser the proposed modifications to the fund’s investment approach, process and strategy. The Board also noted NIM’s reputation and experience with respect to emerging market equity investing. Based on its consideration and review of the foregoing information, the Board concluded that these factors supported a decision to approve the New Sub-Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, which was the same as that payable under the NIMNA Sub-Advisory Agreement, noting that the proposed fee would be paid by BNYM Adviser, as is the case under the NIMNA Sub-Advisory Agreement. At the March Meeting, the Board reviewed reports prepared by Broadridge, which included information comparing the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds and with a broader group of funds. The Board also reviewed reports comparing the management fees, sub-investment advisory fees and total expenses of the fund to those of other similarly-managed affiliated funds in the same Lipper category as the fund. The Board noted that there were no changes to the fund’s management fee or sub-investment advisory fee in connection with the proposed New Sub-Advisory Agreement. The Board considered the fee payable by BNYM Adviser to NIM in relation to the fee paid to BNYM Adviser by the fund and the respective services to be provided by NIM and BNYM Adviser. The Board recognized that, because NIM’s fee would be paid by BNYM Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Trust’s Investment Advisory Agreement and Administration Agreement with BNYM Adviser, and that the Board had received and considered a profitability analysis of BNYM Adviser and its affiliates at the March Meeting. The Board concluded that the proposed fee payable to NIM by BNYM Adviser was appropriate and BNYM Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by NIM under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the sub-investment advisory fee payable to NIM would be paid by BNYM Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Trust’s Investment Advisory Agreement and Administration Agreement with BNYM Adviser. At the March Meeting, the Board discussed any economies of scale or other efficiencies that may result from increases in the fund’s assets. The Board noted that there are various ways to share potential economies of scale with fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders. At the Meeting, the Board concluded that no material impact to the analysis of economies of scale is expected as a result of the approval of the New Sub-Advisory Agreement and the appointment of NIM to serve as the sub-adviser to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

Other Benefits to NIM. The Board also considered whether there were any ancillary benefits that would accrue to NIM as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreement for the fund effective as of the Effective Date.

For More Information

BNY Mellon Funds Trust

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Newton Investment
Management Limited
160 Queen Victoria Street
London, EC4V, 4LA. UK

Geneva Capital Management LLC
411 East Wisconsin Avenue
Suite 2320,
Milwaukee, WI 53202

Boston Partners Global Investors, Inc.
One Grand Central Place
60 East 42nd Street – Suite 1550
New York, NY 10165

Administrator

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	Class A: BMIAX	Class C: BMISX	Class I: BMIIX	Class Y: BMIYX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 534434, Pittsburgh, Pennslylvania 15253-4434

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation	MFTSA0223-EQ

BNY Mellon Funds Trust

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

SEMI-ANNUAL REPORT February 28, 2023

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

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The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2022, through February 28, 2023, as provided by John F. Flahive, CFA, Portfolio Manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Bond Fund’s (the “fund”) Class M shares produced a total return of −1.74%, and Investor shares produced a total return of −1.91%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”), produced a total return of −2.13% for the same period.2

Bond prices declined due to ongoing inflationary pressures and moves by the U.S. Federal Reserve (the “Fed”) to further hike interest rates. The fund outperformed its benchmark largely due to relatively short duration and favorable asset allocations.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. BNY Mellon Investment Adviser, Inc. (BNY Mellon Investment Adviser) actively manages the fund’s bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risks. The fund’s investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Yields Rise as Interest Rates Continue to Increase

Bond yields generally rose during the reporting period as the Fed increased the federal funds rate in an effort to curb high levels of inflation. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its two consecutive 0.75% rate hikes in September and November, followed by additional increases of 0.50% in December and 0.25% in January. Inflation declined to under 7% in January, and economic growth appeared to soften; however, consumer spending, wage growth and employment numbers remained strong, leading to increased speculation in February that the Fed might need to raise rates higher and for longer than previously anticipated.

As yields rose, bond prices declined. The sharpest rise in yields occurred in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 3.26% at the beginning of September 2022 to 3.92% as of February 28, 2023, the two-year Treasury bond yield rose from 3.51% to 4.81% during the same period. Short Treasury yields remained higher than long Treasury yields throughout the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession. Not surprisingly, given the market’s volatility and uncertainty, short-duration instruments generally outperformed their longer-duration counterparts during the period. Treasury bonds performed roughly in line with investment-grade corporate credits of similar duration, while among corporates, lower-quality, lower-rated instruments generally outperformed their higher-quality, higher-rated peers. While floating-rate bonds, which offer a degree of protection against rising interest rates, delivered stronger returns than most fixed-income securities, Treasury Inflation-Protected Securities (TIPS) lagged.

Defensive Positioning Bolsters Relative Performance

Prior to the beginning of the period, we took several steps to defensively position the fund in consideration of the prevailing environment of high inflation, rising rates and potentially slowing economic growth. Specifically, we trimmed the fund’s corporate exposure, while maintaining a mildly overweight position relative to the Index, with an emphasis on higher-yielding, lower-quality corporate bonds. At the same time, in recognition of increased inflationary pressures and the likelihood of further interest-rate increases, the fund maintained relatively short average duration to reduce interest-rate sensitivity. These moves made positive contributions to performance relative to the Index. Within the corporate sector, security selection and overweight allocation in the finance and industrial sectors added additional value. From a credit perspective, returns benefited from the fund’s overweight exposure to lower-credit-quality, BBB rated bonds and corresponding underweight exposure to higher-quality, AAA and A rated bonds. Within the Treasury sector, relatively short duration proved additive. Agency and mortgage-backed security exposure had only slightly positive impacts on relative performance. Conversely, out-of-Index exposure to TIPS detracted from relative returns.

Positioned for Uncertainties in an Environment of Rising Rates

While inflationary pressures moderated somewhat during the reporting period, as of February 28, 2023, bond markets continue to face risks associated with elevated inflation, rising interest rates and softening economic fundamentals. Volatility lingers given the ongoing uncertainties regarding the timing and trajectory of Fed policy. In our opinion, current fundamentals are likely to produce a range-bound market, with the possibility of a mild U.S. recession in the near-to-mid future.

We have positioned the fund defensively given this environment, shifting to more neutral exposures relative to the Index. Specifically, we have reduced the fund’s out-of-Index exposure to TIPs. We have also reduced the fund’s corporate exposure, although we continue to look for yield advantage and stand ready to increase corporate holdings when spreads widen to attractive levels.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

2

For the period from September 1, 2022, through February 28, 2023, as provided by John F. Flahive, CFA, Portfolio Manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Intermediate Bond Fund’s (the “fund”) Class M shares produced a total return of −.48%, and Investor shares produced a total return of −.72%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Intermediate Government/Credit Index (the “Index”), produced a total return of −1.14% for the same period.2

Intermediate-term bond prices declined due to ongoing inflationary pressures and moves by the U.S. Federal Reserve (the “Fed”) to further hike interest rates. The fund outperformed its benchmark largely due to relatively short duration and favorable asset allocations.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in bonds. The investment adviser actively manages bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk.

Investments in bonds may include government securities, corporate bonds and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. When managing the fund, we use a disciplined process to select bonds and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Yields Rise as Interest Rates Continue to Increase

Bond yields generally rose during the reporting period as the Fed increased the federal funds rate in an effort to curb high levels of inflation. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its two consecutive 0.75% rate hikes in September and November, followed by additional increases of 0.50% in December and 0.25% in January. Inflation declined to under 7% in January, and economic growth appeared to soften; however, consumer spending, wage growth and employment numbers remained strong, leading to increased speculation in February that the Fed might need to raise rates higher and for longer than previously anticipated.

As yields rose, bond prices declined. The sharpest rise in yields occurred in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 3.26% at the beginning of September 2022 to 3.92% as of February 28, 2023, the two-year Treasury bond yield rose from 3.51% to 4.81% during the same period. Short Treasury yields remained higher than long Treasury yields throughout the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession. Not surprisingly, given the market’s volatility and uncertainty, short-duration instruments generally outperformed their longer-duration counterparts during the period. Treasury bonds performed roughly in line with investment-grade corporate credits of similar duration, while among corporates, lower-quality, lower-rated instruments generally outperformed their higher-quality, higher-rated peers. While floating-rate bonds, which offer a degree of protection against rising interest rates, delivered stronger returns than most fixed-income securities, Treasury Inflation-Protected Securities (TIPS) lagged.

Duration and Allocation Bolster Relative Performance

During the reporting period, the fund maintained an average duration of approximately 2.8 years versus an average duration of approximately 3.8 years for the Index at a time when shorter-duration instruments outperformed longer-duration instruments. The fund’s comparatively short duration significantly bolstered relative returns. Much of the fund’s short position was concentrated among Treasury holdings, where the fund’s average duration was approximately 2.2 years. While we trimmed the fund’s corporate exposure as spreads tightened over the period, relative to the Index, the fund continued to hold overweight exposure to corporate securities, particularly in the industrials and financials sectors, where security selection and sector allocation enhanced positive duration effects. From a credit quality perspective, overweight exposure to lower-quality bonds rated BBB, along with underweight exposure to higher-quality bonds rated AAA and A, further added to relative performance.

Positioned for Uncertainties in an Environment of Rising Rates

While inflationary pressures moderated somewhat during the reporting period, as of February 28, 2023, bond markets continue to face risks associated with elevated inflation, rising interest rates and softening economic fundamentals. Volatility lingers given the ongoing uncertainties regarding the timing and trajectory of Fed policy. In our opinion, current fundamentals are likely to produce a range-bound market, with the possibility of a mild U.S. recession in the near-to-mid future. We have positioned the fund defensively given this environment, shifting to more neutral exposures relative to the Index. Specifically, we have reduced the fund’s corporate exposure, although we continue to look for yield advantage and stand ready to increase corporate holdings when spreads widen to attractive levels.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Bloomberg U.S. Intermediate Government/Credit Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg U.S. Aggregate Bond Index. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2022, through February 28, 2023, as provided by John F. Flahive, CFA, Portfolio Manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Corporate Bond Fund’s (the “fund”) Class M shares produced a total return of .62%, and Investor shares produced a total return of .54%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Intermediate Credit Index (the “Index”), produced a total return of −.37%, and the Bloomberg U.S. Credit Index, the fund’s secondary benchmark, produced a total return of −1.13% for the same period.2,3

Bond prices declined due to ongoing inflationary pressures and moves by the U.S. Federal Reserve (the “Fed”) to further hike interest rates. The fund outperformed its benchmark largely due to strong issue selection and sector allocation.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper, and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser, but no lower than Ba/BB (or the unrated equivalent as determined by the investment adviser) in the case of mortgage-related and asset-backed securities.

BNY Mellon Investment Adviser, Inc. uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. In selecting corporate bonds for investment, the fund’s portfolio managers analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

Yields Rise as Interest Rates Continue to Increase

Bond yields generally rose during the reporting period as the Fed increased the federal funds rate in an effort to curb high levels of inflation. Although inflation appeared to peak before the period began, topping at over 9% in June 2022, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its two consecutive 0.75% rate hikes in September and November, followed by additional increases of 0.50% in December and 0.25% in January 2023. Inflation declined to under 7% in January, and economic growth appeared to soften; however, consumer spending, wage growth and employment numbers remained strong, leading to increased speculation in February that the Fed might need to raise rates higher and for longer than previously anticipated.

As yields rose, bond prices declined. The sharpest rise in yields occurred in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 3.26% at the beginning of September 2022 to 3.92% as of February 28, 2023, the two-year Treasury bond yield rose from 3.51% to 4.81% during the same period. Short Treasury yields remained higher than long Treasury yields throughout the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession. Not surprisingly, given the market’s volatility and uncertainty, short-duration instruments generally outperformed their longer-duration counterparts during the period. Among corporates, lower-quality, lower-rated instruments generally outperformed their higher-quality, higher-rated peers.

Selection and Allocation Enhance Relative Returns

Unlike the Index, which includes a significant allocation to government-related issues, including agencies, local authorities, sovereigns and supranationals, the fund held relatively little exposure outside of corporate bonds. Among corporates, the fund benefited from strong allocation and issue selection despite the negative impact of slightly longer duration positioning than the Index. Top performing sectors included financials—where the banking, brokerage and finance industries all contributed positively—and transportation. While all credit categories added value, the fund further benefited from a tilt in favor of bonds with lower credit ratings, which reflected our efforts to enhance the fund’s yield. Conversely, a small position in taxable municipal bond detracted slightly from returns primarily due to the relatively long duration of the holdings.

Maintaining a Consistent Investment Approach

While inflationary pressures moderated somewhat during the reporting period, as of February 28, 2023, bond markets continue to face risks associated with elevated inflation, rising interest rates and softening economic fundamentals. Volatility lingers given the ongoing uncertainties regarding the timing and trajectory of Fed policy. In our opinion, current fundamentals are likely to produce a range-bound market, with the possibility of a mild U.S. recession in the near-to-mid future.

As of the end of the reporting period, the fund continues to hold an overweight position in corporates relative to the Index, with an emphasis on higher-yielding, lower-quality bonds. The fund’s sector positions remain constant as well, with significant exposure in industrials and financials, and underweight exposure to the utility sector.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. – The Bloomberg U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index, which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. Investors cannot invest directly in any index.

3 Source: Lipper Inc. – The Bloomberg U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

For the period from September 1, 2022, through February 28, 2023, as provided by Lawrence R. Dunn, CFA, Portfolio Manager of BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Short-Term U.S. Government Securities Fund’s (the “fund”) Class M shares produced a total return of −.35%, and Investor shares produced a total return of −.43%.1 In comparison, the Bloomberg U.S. Government 1-3 Year Bond Index (the “Index”), the fund’s benchmark, produced a total return of −.48% for the same period.2

Short-term U.S. government bond prices declined as yields rose due to ongoing inflationary pressures and moves by the U.S. Federal Reserve (the “Fed”) to further hike interest rates. The fund outperformed its benchmark as a result of relatively strong returns from non-Treasury exposure.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements. The fund may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, generally we then seek to identify what we believe are potentially profitable sectors before they are widely perceived as such by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Yields Rise as Interest Rates Increase

Short-term Treasury yields rose during the reporting period as the Fed increased the federal funds rate in an effort to curb high levels of inflation. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its two consecutive 0.75% rate hikes in September and November, followed by additional increases of 0.50% in December and 0.25% in January. Inflation declined to under 7% in January, and economic growth appeared to soften; however, consumer spending, wage growth and employment numbers remained strong, leading to increased speculation in February that the Fed might need to raise rates higher and for longer than previously anticipated.

As Treasury yields rose during the period, bond prices declined, with the sharpest rise in yields occurring in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 3.26% at the beginning of September 2022 to 3.92% as of February 28, 2023, the two-year Treasury bond yield rose from 3.51% to 4.81% during the same period. Short Treasury yields remained higher than long Treasury yields throughout the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession. Not surprisingly, given the market’s volatility and uncertainty, shorter-duration instruments generally outperformed their longer-duration counterparts during the period.

Out-of-Index Positions Provide a Yield Advantage

Throughout the reporting period, the fund sought to increase yield relative to the Index by investing a substantial proportion of assets—representing roughly 60% to 70% of the fund’s total holdings—in a variety of short-term agency mortgage instruments, most of them backed by government-sponsored enterprises. This asset class afforded yield advantages compared to Treasury securities of similar duration, thus driving most the fund’s relative outperformance. The relatively short duration of the fund’s mortgage-related holdings further bolstered relative returns as we were careful to minimize the duration extension risks implicit in such investments. The fund also sought yield advantage with a smaller allocation to taxable municipal bonds, representing approximately 6% of the total portfolio, which also proved additive to returns as did an even smaller allocation of approximately 3% to callable agency instruments. The fund’s Treasury holdings, which represented approximately 20% of the portfolio, generally matched the performance of the Index, which is primarily composed of Treasury securities.

Continuing to Seek Yield Advantage While Controlling Risk

As of the end of the reporting period, the Fed has clearly indicated that further rate hikes are likely, with the ultimate level and timing of increases to be determined by emerging economic data. Given current conditions, we believe it unlikely that the Fed will begin to trim rates anytime in 2023. We expect to see continued softening in the U.S. economy this year in the face of rising rates, with an increasing possibility of an eventual mild recession that could cause front-end yields to fall. Accordingly, as of February 28, 2023, the fund is maintaining a cautious posture, with a neutral- to slightly short-duration posture. The fund continues to seek to enhance yield by investing approximately 61% of assets in government-guaranteed mortgage instruments, avoiding companies and credits we believe are overleveraged and vulnerable to default, and emphasizing issues that appear insulated from slowing economic growth. Other current positions include an approximately 27% allocation to Treasury securities, 6% to taxable municipal bonds, 3% to callable agency instruments and 2% to cash.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 30, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. – The Bloomberg U.S. Government 1-3 Year Bond Index comprises the U.S. Treasury and U.S. Agency Indices. The Index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2022 to February 28, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 28, 2023

	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.80	$4.03
Ending value (after expenses)	$982.60	$980.90
Annualized expense ratio (%)	.57	.82
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.87	$4.10
Ending value (after expenses)	$995.20	$992.80
Annualized expense ratio (%)	.58	.83
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.89	$4.13
Ending value (after expenses)	$1,006.20	$1,005.40
Annualized expense ratio (%)	.58	.83
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.48	$3.71
Ending value (after expenses)	$996.50	$995.70
Annualized expense ratio (%)	.50	.75
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 28, 2023

	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.86	$4.11
Ending value (after expenses)	$1,021.97	$1,020.73
Annualized expense ratio (%)	.57	.82
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.91	$4.16
Ending value (after expenses)	$1,021.92	$1,020.68
Annualized expense ratio (%)	.58	.83
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.91	$4.16
Ending value (after expenses)	$1,021.92	$1,020.68
Annualized expense ratio (%)	.58	.83
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.51	$3.76
Ending value (after expenses)	$1,022.32	$1,021.08
Annualized expense ratio (%)	.50	.75
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
February 28, 2023 (Unaudited)

BNY Mellon Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.0%
Aerospace & Defense - .5%
The Boeing Company, Sr. Unscd. Notes	3.63	2/1/2031	6,000,000		5,265,065
Airlines - .7%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	3,845,535		3,373,998
Delta Air Lines Pass Through Trust, Ser. 2019-1, Cl. AA	3.20	4/25/2024	4,225,000		4,138,771
				7,512,769
Automobiles & Components - .2%
General Motors Financial Co., Inc., Sr. Unscd. Notes	3.10	1/12/2032	3,100,000		2,469,888
Banks - 7.4%
Bank of America Corp., Jr. Sub. Notes, Ser. TT	6.13	4/27/2027	8,650,000	[a,b]	8,453,645
Barclays PLC, Sr. Unscd. Notes	7.33	11/2/2026	7,000,000		7,246,571
Citigroup, Inc., Sub. Notes	4.45	9/29/2027	7,500,000		7,167,659
Credit Suisse Group AG, Sr. Unscd. Notes	1.31	2/2/2027	6,500,000	[c]	5,254,204
Credit Suisse Group AG, Sr. Unscd. Notes	2.59	9/11/2025	4,825,000	[c]	4,373,646
Deutsche Bank AG, Sr. Unscd. Notes	2.55	1/7/2028	8,490,000		7,391,334
HSBC Holdings PLC, Sr. Unscd. Notes	4.76	6/9/2028	6,000,000		5,767,223
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	5,475,000	[a,b]	4,914,743
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	8,000,000		7,066,736
NatWest Group PLC, Sr. Unscd. Notes	5.08	1/27/2030	5,500,000		5,271,352
Nordea Bank Abp, Jr. Sub. Notes	6.63	3/26/2026	4,280,000	[a,b,c]	4,165,651
Societe Generale SA, Sub. Notes	6.22	6/15/2033	8,000,000	[c]	7,606,580
The Goldman Sachs Group, Inc., Sub. Notes	6.75	10/1/2037	8,000,000		8,527,079
				83,206,423
Beverage Products - .5%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	4.90	2/1/2046	6,250,000		5,736,947
Chemicals - .4%
Celanese US Holdings LLC, Gtd. Notes	5.90	7/5/2024	4,785,000		4,781,386
Commercial Mortgage Pass-Through Certificates - .3%
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/2045	3,908,184		3,894,347
Consumer Discretionary - 1.1%
WarnerMedia Holdings, Inc., Gtd. Notes	3.76	3/15/2027	7,185,000	[c]	6,594,159
WarnerMedia Holdings, Inc., Gtd. Notes	4.28	3/15/2032	6,225,000	[c]	5,377,453
				11,971,612
Diversified Financials - 3.1%
AerCap Global Aviation Trust, Gtd. Notes	2.45	10/29/2026	6,500,000		5,733,479
Aircastle Ltd., Sr. Unscd. Notes	2.85	1/26/2028	9,500,000	[c]	8,082,145
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2028	6,000,000		4,933,007
BlackRock TCP Capital Corp., Sr. Unscd. Notes	2.85	2/9/2026	3,800,000		3,448,140
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.85	9/30/2028	6,890,000		5,569,337
Blue Owl Finance LLC, Gtd. Notes	4.13	10/7/2051	7,650,000	[c]	5,069,825
Owl Rock Capital Corp., Sr. Unscd. Notes	2.63	1/15/2027	2,500,000		2,128,759
				34,964,692
Electronic Components - .4%
Jabil, Inc., Sr. Unscd. Notes	3.60	1/15/2030	5,500,000	[a]	4,844,681
Energy - 2.5%
Boardwalk Pipelines LP, Gtd. Notes	3.60	9/1/2032	3,825,000		3,214,673
BP Capital Markets America, Inc., Gtd. Notes	2.72	1/12/2032	6,485,000		5,436,737
Diamondback Energy, Inc., Gtd. Notes	3.13	3/24/2031	4,800,000		4,028,730
Enterprise Products Operating LLC, Gtd. Notes	5.35	1/31/2033	3,375,000		3,375,247
Marathon Petroleum Corp., Sr. Unscd. Notes	3.80	4/1/2028	4,825,000		4,459,650
Sabine Pass Liquefaction LLC, Sr. Scd. Notes	4.50	5/15/2030	4,000,000		3,749,085
TransCanada PipeLines Ltd., Sr. Unscd. Notes	2.50	10/12/2031	4,825,000		3,829,473
				28,093,595
Food Products - .4%
The Kroger Company, Sr. Unscd. Notes	1.70	1/15/2031	6,500,000	[a]	4,959,996

8

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.0% (continued)
Foreign Governmental - .3%
Province of Quebec, Unscd. Bonds	0.60	7/23/2025	4,000,000	[a]	3,624,629
Health Care - 1.5%
AbbVie, Inc., Sr. Unscd. Notes	3.20	11/21/2029	6,000,000		5,309,135
Amgen, Inc., Sr. Unscd. Notes	5.60	3/2/2043	2,400,000		2,371,489
Amgen, Inc., Sr. Unscd. Notes	5.65	6/15/2042	2,555,000		2,528,911
CVS Health Corp., Sr. Unscd. Notes	4.78	3/25/2038	7,250,000		6,590,550
				16,800,085
Industrial - .3%
LBJ Infrastructure Group LLC, Sr. Scd. Bonds	3.80	12/31/2057	5,000,000	[c]	3,342,206
Information Technology - .4%
Oracle Corp., Sr. Unscd. Notes	3.90	5/15/2035	4,790,000		3,982,585
Insurance - .6%
MetLife, Inc., Jr. Sub. Notes, Ser. G	3.85	9/15/2025	1,900,000	[b]	1,788,945
Prudential Financial, Inc., Sr. Unscd. Notes	4.35	2/25/2050	6,375,000		5,427,459
				7,216,404
Internet Software & Services - 1.4%
Amazon.com, Inc., Sr. Unscd. Notes	1.65	5/12/2028	7,000,000		6,012,844
eBay, Inc., Sr. Unscd. Notes	1.90	3/11/2025	5,500,000	[a]	5,142,885
Meta Platforms, Inc., Sr. Unscd. Notes	4.45	8/15/2052	5,000,000		4,149,625
				15,305,354
Media - .5%
Comcast Corp., Gtd. Notes	5.35	11/15/2027	5,120,000		5,197,178
Metals & Mining - .6%
Glencore Funding LLC, Gtd. Notes	2.63	9/23/2031	4,775,000	[c]	3,806,416
Nucor Corp., Sr. Unscd. Notes	4.30	5/23/2027	2,875,000		2,788,185
				6,594,601
Municipal Securities - 1.8%
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	3.49	6/1/2036	3,000,000		2,470,561
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.13	6/15/2042	5,445,000		4,571,982
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	1.48	1/1/2028	4,800,000		4,116,493
New York City, GO, Refunding, Ser. D	1.92	8/1/2031	3,825,000		3,039,455
Port Authority of New York & New Jersey, Revenue Bonds, Ser. AAA	1.09	7/1/2023	4,755,000		4,694,331
Sales Tax Securitization Corp., Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. B	3.41	1/1/2043	2,000,000		1,499,189
				20,392,011
Real Estate - 2.1%
Alexandria Real Estate Equities, Inc., Gtd. Notes	2.95	3/15/2034	4,775,000		3,850,482
American Homes 4 Rent LP, Sr. Unscd. Notes	4.90	2/15/2029	6,000,000		5,698,183
Hudson Pacific Properties LP, Gtd. Notes	3.25	1/15/2030	3,746,000		2,826,662
Kimco Realty Corp., Gtd. Notes	3.20	4/1/2032	4,800,000		4,012,940
Prologis LP, Sr. Unscd. Notes	2.25	1/15/2032	2,825,000		2,267,982
Prologis LP, Sr. Unscd. Notes	4.63	1/15/2033	1,900,000		1,840,624
Simon Property Group LP, Sr. Unscd. Notes	2.65	2/1/2032	4,000,000		3,236,935
				23,733,808
Retailing - .8%
McDonald's Corp., Sr. Unscd. Notes	4.60	9/9/2032	4,800,000	[a]	4,627,577
The Home Depot, Inc., Sr. Unscd. Notes	1.38	3/15/2031	5,595,000		4,304,277
				8,931,854
Semiconductors & Semiconductor Equipment - 1.5%
Broadcom, Inc., Gtd. Notes	2.45	2/15/2031	4,000,000	[c]	3,171,713
Broadcom, Inc., Sr. Unscd. Notes	3.19	11/15/2036	6,000,000	[c]	4,347,837
Microchip Technology, Inc., Sr. Unscd. Notes	0.97	2/15/2024	3,000,000		2,867,729

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.0% (continued)
Semiconductors & Semiconductor Equipment - 1.5% (continued)
Microchip Technology, Inc., Sr. Unscd. Notes	0.98	9/1/2024	2,000,000		1,869,042
NXP BV, Gtd. Notes	5.35	3/1/2026	4,500,000		4,458,647
				16,714,968
Technology Hardware & Equipment - .3%
Dell International LLC, Gtd. Notes	3.38	12/15/2041	4,800,000	[c]	3,186,452
Telecommunication Services - 1.4%
AT&T, Inc., Sr. Unscd. Notes	4.55	3/9/2049	7,000,000		5,813,922
T-Mobile USA, Inc., Gtd. Notes	3.00	2/15/2041	6,675,000		4,649,699
Verizon Communications, Inc., Sr. Unscd. Notes	2.99	10/30/2056	8,498,000		5,212,007
				15,675,628
Transportation - .4%
J.B. Hunt Transport Services, Inc., Gtd. Notes	3.88	3/1/2026	5,000,000		4,809,525
U.S. Government Agencies Collateralized Municipal-Backed Securities - .4%
Government National Mortgage Association, Ser. 2012-135, Cl. AE	1.83	12/16/2052	5,714,589		4,855,726
U.S. Government Agencies Mortgage-Backed - 27.1%
Federal Home Loan Mortgage Corp.:
1.50%, 10/1/2050			5,597,672	[d]	4,210,096
2.00%, 8/1/2041-2/1/2052			25,917,797	[d]	21,051,451
2.50%, 3/1/2042-12/1/2051			35,761,109	[d]	30,610,596
3.00%, 1/1/2052			16,325,050	[d]	14,389,207
3.50%, 1/1/2052			7,378,777	[d]	6,726,232
4.00%, 1/1/2052			9,776,971	[d]	9,197,588
5.00%, 8/1/2049-11/1/2052			9,185,717	[d]	9,115,248
5.50%, 1/1/2053			11,277,653	[d]	11,321,116
Federal National Mortgage Association:
1.50%, 1/1/2042			5,684,972	[d]	4,600,788
2.00%, 11/1/2046-1/1/2052			47,803,320	[d]	39,137,300
2.50%, 12/1/2036-11/1/2051			42,823,236	[d]	37,284,994
3.00%, 1/1/2035-12/1/2036			9,423,592	[d]	8,815,005
3.50%, 3/1/2052			12,796,099	[d]	11,675,230
4.00%, 4/1/2052-6/1/2052			15,637,138	[d]	14,708,919
4.50%, 3/1/2050-10/1/2052			24,530,542	[d]	23,728,244
5.00%, 6/1/2052			5,425,040	[d]	5,341,489
Government National Mortgage Association II:
2.00%, 8/20/2051-9/20/2051			9,022,868		7,307,784
2.50%, 5/20/2051			11,861,878		10,040,206
3.00%, 6/20/2050-11/20/2051			15,248,991		13,648,665
3.50%, 1/20/2052			5,739,974		5,280,093
4.00%, 2/20/2051-6/20/2051			9,081,293		8,425,238
4.50%, 7/20/2052			8,830,174		8,574,551
				305,190,040
U.S. Treasury Securities - 40.1%
U.S. Treasury Bonds	1.88	11/15/2051	7,000,000		4,554,648
U.S. Treasury Bonds	2.00	8/15/2051	5,500,000		3,699,072
U.S. Treasury Bonds	2.25	2/15/2052	7,745,000		5,524,968
U.S. Treasury Bonds	2.88	5/15/2052	2,750,000		2,252,529
U.S. Treasury Bonds	3.00	8/15/2052	18,500,000	[a]	15,557,344
U.S. Treasury Bonds	4.00	11/15/2052	22,940,000		23,355,788
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL -0.02%	4.79	1/31/2024	11,850,000	[e]	11,848,242
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL -0.08%	4.73	4/30/2024	21,250,000	[e]	21,219,027
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	6,143,350	[f]	5,823,527
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2025	10,638,175	[f]	10,302,332

10

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.0% (continued)
U.S. Treasury Securities - 40.1% (continued)
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	1/15/2028	9,625,920	[f]	9,092,945
U.S. Treasury Notes	0.25	6/15/2024	16,000,000		15,039,688
U.S. Treasury Notes	0.75	4/30/2026	11,315,000		10,089,135
U.S. Treasury Notes	0.88	1/31/2024	15,195,000		14,618,126
U.S. Treasury Notes	1.38	11/15/2031	17,975,000		14,634,880
U.S. Treasury Notes	1.63	8/15/2029	16,810,000	[a]	14,534,084
U.S. Treasury Notes	1.75	12/31/2026	12,225,000		11,134,778
U.S. Treasury Notes	2.38	5/15/2027	18,300,000		16,961,098
U.S. Treasury Notes	2.50	1/31/2024	10,250,000	[a]	10,010,212
U.S. Treasury Notes	2.50	5/31/2024	17,500,000		16,949,365
U.S. Treasury Notes	2.50	3/31/2027	19,500,000		18,189,463
U.S. Treasury Notes	2.50	2/28/2026	15,000,000		14,179,980
U.S. Treasury Notes	2.63	1/31/2026	14,500,000	[a]	13,771,601
U.S. Treasury Notes	2.63	7/31/2029	10,255,000		9,405,357
U.S. Treasury Notes	2.75	8/15/2032	14,555,000		13,229,130
U.S. Treasury Notes	2.88	4/30/2029	22,105,000		20,612,049
U.S. Treasury Notes	2.88	5/15/2032	31,455,000		28,933,685
U.S. Treasury Notes	3.00	7/31/2024	10,490,000		10,194,764
U.S. Treasury Notes	3.25	6/30/2029	25,750,000		24,509,775
U.S. Treasury Notes	3.25	6/30/2027	12,615,000		12,105,472
U.S. Treasury Notes	3.50	1/31/2028	5,265,000	[a]	5,105,405
U.S. Treasury Notes	3.50	1/31/2030	8,500,000	[a]	8,210,469
U.S. Treasury Notes	3.50	2/15/2033	4,000,000	[a]	3,868,438
U.S. Treasury Notes	4.13	11/15/2032	8,500,000	[a]	8,636,797
U.S. Treasury Notes	4.25	12/31/2024	10,000,000	[a]	9,888,672
U.S. Treasury Notes	4.50	11/30/2024	10,000,000		9,928,711
U.S. Treasury Notes	4.50	11/15/2025	3,950,000		3,943,674
				451,915,230
Total Bonds and Notes (cost $1,228,927,398)			1,115,169,685
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - .5%
Telecommunication Services - .5%
AT&T, Inc., Ser. A (cost $6,500,000)	5.00		260,000		5,499,000
	1-Day Yield (%)
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $14,680,011)	4.65		14,680,011	[g]	14,680,011

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $16,540,698)	4.65	16,540,698	[g] 16,540,698
Total Investments (cost $1,266,648,107)		102.3%	1,151,889,394
Liabilities, Less Cash and Receivables		(2.3%)	(25,843,687)
Net Assets		100.0%	1,126,045,707

GO—General Obligation

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

a Security, or portion thereof, on loan. At February 28, 2023, the value of the fund’s securities on loan was $89,519,268 and the value of the collateral was $92,246,557, consisting of cash collateral of $16,540,698 and U.S. Government & Agency securities valued at $75,705,859. In addition, the value of collateral may include pending sales that are also on loan.

b Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2023, these securities were valued at $64,378,287 or 5.72% of net assets.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	42.3
Mortgage Securities	27.9
Financial	13.3
Communications	3.7
Investment Companies	2.8
Consumer, Cyclical	2.7
Energy	2.5
Consumer, Non-cyclical	2.4
Technology	2.1
Industrial	1.6
Basic Materials	1.0
102.3

† Based on net assets.

See notes to financial statements.

BNY Mellon Bond Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.3%	9,985,554	103,266,312	(98,571,855)	14,680,011	122,664
Investment of Cash Collateral for Securities Loaned - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.5%	40,564,922	297,002,421	(321,026,645)	16,540,698	52,327	††
Total - 2.8%	50,550,476	400,268,733	(419,598,500)	31,220,709	174,991

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

12

BNY Mellon Intermediate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.9%
Aerospace & Defense - .5%
The Boeing Company, Sr. Unscd. Notes	4.51	5/1/2023	3,000,000		2,995,845
Airlines - 1.1%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	3,438,765		3,017,106
Delta Air Lines Pass Through Trust, Ser. 2020-1, Cl. AA	2.00	6/10/2028	3,402,061		2,981,023
				5,998,129
Automobiles & Components - 1.9%
American Honda Finance Corp., Sr. Unscd. Notes	1.30	9/9/2026	3,250,000		2,855,656
General Motors Financial Co., Inc., Sr. Unscd. Notes	6.05	10/10/2025	4,500,000		4,538,033
Toyota Motor Credit Corp., Sr. Unscd. Notes	2.00	10/7/2024	3,650,000	[a]	3,472,341
				10,866,030
Banks - 9.2%
Bank of America Corp., Sub. Notes, Ser. L	3.95	4/21/2025	4,680,000		4,538,325
Bank of Montreal, Sr. Unscd. Notes, Ser. E	3.30	2/5/2024	3,050,000		2,990,028
Barclays PLC, Sr. Unscd. Notes	2.28	11/24/2027	4,000,000		3,521,354
Citigroup, Inc., Sub. Bonds	4.40	6/10/2025	5,000,000		4,894,222
Cooperatieve Rabobank UA, Gtd. Notes	3.75	7/21/2026	4,835,000		4,538,252
Credit Suisse Group AG, Sr. Unscd. Notes	2.59	9/11/2025	5,500,000	[b]	4,985,503
HSBC Holdings PLC, Sr. Unscd. Notes	0.73	8/17/2024	3,250,000		3,169,938
HSBC Holdings PLC, Sr. Unscd. Notes	0.98	5/24/2025	1,250,000		1,176,281
HSBC Holdings PLC, Sr. Unscd. Notes	2.25	11/22/2027	1,785,000		1,571,165
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	4,235,000	[a,c]	3,801,632
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/2023	2,500,000		2,492,724
Royal Bank of Canada, Sub. Notes	4.65	1/27/2026	3,710,000	[a]	3,620,860
Societe Generale SA, Sub. Notes	4.75	11/24/2025	3,500,000	[b]	3,374,862
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	0.95	1/12/2026	3,475,000		3,063,064
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	1.95	10/21/2027	5,185,000		4,544,412
				52,282,622
Beverage Products - .8%
Anheuser-Busch Inbev Worldwide, Inc., Gtd. Notes	4.75	1/23/2029	4,500,000		4,426,338
Commercial & Professional Services - .6%
Global Payments, Inc., Sr. Unscd. Notes	4.00	6/1/2023	3,600,000		3,583,651
Consumer Discretionary - .6%
WarnerMedia Holdings, Inc., Gtd. Notes	3.76	3/15/2027	3,665,000	[b]	3,363,618
Diversified Financials - 2.9%
AerCap Global Aviation Trust, Gtd. Notes	2.45	10/29/2026	3,750,000		3,307,776
Air Lease Corp., Sr. Unscd. Notes	2.30	2/1/2025	4,500,000		4,203,803
American Express Co., Sr. Unscd. Notes	3.38	5/3/2024	3,350,000		3,274,462
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2028	1,725,000		1,418,239
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2027	1,250,000	[a]	1,088,699
Ares Capital Corp., Sr. Unscd. Notes	3.88	1/15/2026	1,500,000		1,392,862
The Andrew W. Mellon Foundation, Unscd. Bonds, Ser. 2020	0.95	8/1/2027	2,350,000		2,006,099
				16,691,940
Energy - 1.9%
Cimarex Energy Co., Sr. Unscd. Notes	4.38	3/15/2029	3,000,000		2,632,291
ONEOK, Inc., Gtd. Notes	4.00	7/13/2027	3,400,000		3,201,616
Sabine Pass Liquefaction LLC, Sr. Scd. Notes	5.88	6/30/2026	2,500,000		2,516,213
Spectra Energy Partners LP, Gtd. Notes	3.50	3/15/2025	2,760,000		2,656,160
				11,006,280
Food Products - .6%
McCormick & Co., Inc., Sr. Unscd. Notes	0.90	2/15/2026	3,840,000		3,375,131
Health Care - 4.6%
AbbVie, Inc., Sr. Unscd. Notes	3.20	11/21/2029	4,600,000		4,070,337
Amgen, Inc., Sr. Unscd. Notes	2.20	2/21/2027	3,960,000		3,550,608
Astrazeneca Finance LLC, Gtd. Notes	1.20	5/28/2026	3,540,000		3,136,827

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 97.9% (continued)
Health Care - 4.6% (continued)
CVS Health Corp., Sr. Unscd. Notes	4.30	3/25/2028	4,000,000	3,825,438
Elevance Health, Inc., Sr. Unscd. Notes	2.38	1/15/2025	3,000,000	2,841,372
Humana, Inc., Sr. Unscd. Notes	0.65	8/3/2023	2,275,000	2,230,537
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.20	9/23/2026	4,275,000	3,980,833
UnitedHealth Group, Inc., Sr. Unscd. Notes	1.15	5/15/2026	2,915,000	2,585,411
				26,221,363
Industrial - 2.2%
Caterpillar Financial Services Corp., Sr. Unscd. Notes	0.90	3/2/2026	2,830,000	[a] 2,514,468
John Deere Capital Corp., Sr. Unscd. Notes	1.05	6/17/2026	4,250,000	3,758,775
Parker-Hannifin Corp., Sr. Unscd. Notes	2.70	6/14/2024	3,325,000	3,210,288
Snap-On, Inc., Sr. Unscd. Notes	3.25	3/1/2027	3,300,000	3,083,604
				12,567,135
Information Technology - 1.9%
Fiserv, Inc., Sr. Unscd. Notes	3.50	7/1/2029	4,000,000	3,579,921
Microsoft Corp., Sr. Unscd. Notes	3.13	11/3/2025	3,710,000	3,556,541
Oracle Corp., Sr. Unscd. Notes	2.50	4/1/2025	4,215,000	3,975,232
				11,111,694
Internet Software & Services - 1.4%
Amazon.com, Inc., Sr. Unscd. Notes	0.80	6/3/2025	4,600,000	4,200,490
eBay, Inc., Sr. Unscd. Notes	1.90	3/11/2025	4,250,000	[a] 3,974,048
				8,174,538
Media - .5%
Discovery Communications LLC, Gtd. Notes	4.90	3/11/2026	3,150,000	3,073,191
Metals & Mining - .6%
Glencore Funding LLC, Gtd. Notes	1.63	9/1/2025	3,500,000	[b] 3,183,425
Municipal Securities - 3.4%
California Earthquake Authority, Revenue Bonds, Ser. B	1.48	7/1/2023	3,000,000	2,962,743
Nassau County Interim Finance Authority, Revenue Bonds, Refunding, Ser. B	1.28	11/15/2028	2,500,000	2,064,568
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	1.05	1/1/2026	2,500,000	2,243,610
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	1.75	3/15/2028	4,155,000	3,586,290
Port Authority of New York & New Jersey, Revenue Bonds, Ser. AAA	1.09	7/1/2023	3,750,000	3,702,154
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	1.71	7/1/2027	5,315,000	4,666,253
				19,225,618
Real Estate - 1.6%
American Homes 4 Rent LP, Sr. Unscd. Notes	2.38	7/15/2031	2,600,000	2,048,563
Healthcare Realty Holdings LP, Gtd. Notes	3.63	1/15/2028	2,375,000	2,139,482
Hudson Pacific Properties LP, Gtd. Notes	3.25	1/15/2030	2,000,000	1,509,163
UDR, Inc., Gtd. Notes	2.95	9/1/2026	3,620,000	3,330,929
				9,028,137
Retailing - 1.4%
Target Corp., Sr. Unscd. Notes	2.25	4/15/2025	3,300,000	3,118,850
The TJX Companies, Inc., Sr. Unscd. Notes	1.15	5/15/2028	5,500,000	4,601,314
				7,720,164
Semiconductors & Semiconductor Equipment - 1.3%
Broadcom, Inc., Sr. Unscd. Notes	4.00	4/15/2029	4,000,000	[b] 3,625,446
Microchip Technology, Inc., Sr. Unscd. Notes	0.97	2/15/2024	4,000,000	3,823,638
				7,449,084
Technology Hardware & Equipment - .5%
Apple, Inc., Sr. Unscd. Notes	2.05	9/11/2026	3,430,000	3,124,892
Telecommunication Services - 2.8%
AT&T, Inc., Sr. Unscd. Notes	1.65	2/1/2028	6,000,000	5,100,385

14

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.9% (continued)
Telecommunication Services - 2.8% (continued)
Motorola Solutions, Inc., Sr. Unscd. Notes	4.60	5/23/2029	2,420,000		2,279,710
T-Mobile USA, Inc., Gtd. Notes	3.88	4/15/2030	4,700,000		4,263,848
Verizon Communications, Inc., Sr. Unscd. Notes	2.63	8/15/2026	5,000,000		4,594,332
				16,238,275
U.S. Government Agencies Collateralized Municipal-Backed Securities - .5%
Government National Mortgage Association, Ser. 2012-135, Cl. AE	1.83	12/16/2052	3,060,999		2,600,952
U.S. Government Agencies Mortgage-Backed - .4%
Federal Home Loan Mortgage Corp.:
4.50%, 2/1/2034			292,776	[d]	292,165
Federal National Mortgage Association:
2.91%, 4/1/2026			2,000,000	[d]	1,885,269
				2,177,434
U.S. Government Agencies Obligations - 6.0%
Federal Farm Credit Bank Funding Corp., Bonds	3.33	4/12/2027	6,845,000		6,455,272
Federal Home Loan Bank, Bonds	2.20	3/28/2025	2,400,000		2,265,866
Federal Home Loan Bank, Bonds	2.75	3/25/2027	6,750,000		6,241,735
Federal Home Loan Bank, Bonds	3.00	3/25/2027	6,800,000		6,340,680
Federal Home Loan Mortgage Corp., Notes	4.05	8/28/2025	4,900,000	[d]	4,770,606
Federal National Mortgage Association, Notes	0.55	8/19/2025	9,250,000	[d]	8,315,244
				34,389,403
U.S. Treasury Securities - 48.2%
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	10/15/2025	2,287,720	[e]	2,192,603
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	13,515,370	[e]	12,811,759
U.S. Treasury Notes	0.25	9/30/2025	5,440,000		4,877,831
U.S. Treasury Notes	0.25	10/31/2025	4,720,000		4,216,103
U.S. Treasury Notes	0.63	5/15/2030	5,950,000		4,707,240
U.S. Treasury Notes	0.75	1/31/2028	3,000,000		2,546,484
U.S. Treasury Notes	0.88	1/31/2024	6,000,000		5,772,211
U.S. Treasury Notes	1.13	2/28/2025	32,705,000		30,437,368
U.S. Treasury Notes	1.38	11/15/2031	7,000,000		5,699,258
U.S. Treasury Notes	1.63	8/15/2029	5,245,000	[a]	4,534,876
U.S. Treasury Notes	1.63	5/15/2026	11,800,000		10,814,977
U.S. Treasury Notes	2.00	4/30/2024	16,670,000		16,083,945
U.S. Treasury Notes	2.38	2/29/2024	15,000,000	[a]	14,598,166
U.S. Treasury Notes	2.50	3/31/2027	8,105,000		7,560,287
U.S. Treasury Notes	2.63	4/15/2025	10,760,000		10,298,917
U.S. Treasury Notes	2.75	7/31/2027	6,250,000		5,872,314
U.S. Treasury Notes	2.75	4/30/2023	17,500,000		17,439,577
U.S. Treasury Notes	2.88	4/30/2029	5,345,000		4,984,004
U.S. Treasury Notes	2.88	11/30/2023	11,500,000	[a]	11,311,741
U.S. Treasury Notes	3.00	7/31/2024	17,000,000		16,521,543
U.S. Treasury Notes	3.00	7/15/2025	11,000,000		10,593,086
U.S. Treasury Notes	3.13	8/15/2025	3,635,000		3,509,763
U.S. Treasury Notes	3.13	11/15/2028	8,890,000		8,428,831
U.S. Treasury Notes	3.50	9/15/2025	16,000,000		15,581,563
U.S. Treasury Notes	3.88	12/31/2029	8,500,000		8,397,734
U.S. Treasury Notes	4.13	1/31/2025	19,500,000	[a]	19,247,871
U.S. Treasury Notes	4.38	10/31/2024	14,875,000		14,737,000
U.S. Treasury Notes	4.50	11/15/2025	1,735,000		1,732,221
				275,509,273

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 97.9% (continued)
Utilities - .5%
Black Hills Corp., Sr. Unscd. Notes	3.05	10/15/2029	3,500,000	2,982,678
Total Bonds and Notes (cost $593,811,648)			559,366,840
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - .8%
Telecommunication Services - .8%
AT&T, Inc., Ser. A (cost $5,125,000)	5.00		205,000	4,335,750
	1-Day Yield (%)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,630,088)	4.65		4,630,088	[f] 4,630,088

Investment of Cash Collateral for Securities Loaned - 5.2%
Registered Investment Companies - 5.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $29,959,220)	4.65		29,959,220	[f] 29,959,220
Total Investments (cost $633,525,956)			104.7%	598,291,898
Liabilities, Less Cash and Receivables			(4.7%)	(26,799,551)
Net Assets			100.0%	571,492,347

a Security, or portion thereof, on loan. At February 28, 2023, the value of the fund’s securities on loan was $61,445,237 and the value of the collateral was $63,268,263, consisting of cash collateral of $29,959,220 and U.S. Government & Agency securities valued at $33,309,043. In addition, the value of collateral may include pending sales that are also on loan.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2023, these securities were valued at $18,532,854 or 3.24% of net assets.

c Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	57.6
Financial	13.7
Consumer, Non-cyclical	6.6
Investment Companies	6.0
Communications	5.6
Consumer, Cyclical	4.9
Technology	3.8
Industrial	2.7
Energy	1.9
Mortgage Securities	.8
Basic Materials	.6
Utilities	.5
104.7

† Based on net assets.

See notes to financial statements.

16

BNY Mellon Intermediate Bond Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .8%	4,007,071	47,460,690	(46,837,673)	4,630,088	58,121
Investment of Cash Collateral for Securities Loaned - 5.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 5.2%	39,424,308	279,714,002	(289,179,090)	29,959,220	53,290	††
Total - 6.0%	43,431,379	327,174,692	(336,016,763)	34,589,308	111,411

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 95.9%
Aerospace & Defense - 1.2%
Raytheon Technologies Corp., Sr. Unscd. Notes	2.25	7/1/2030	2,500,000		2,072,733
The Boeing Company, Sr. Unscd. Notes	2.20	2/4/2026	3,500,000		3,180,095
				5,252,828
Airlines - 3.1%
Air Canada Pass Through Trust, Ser. 2015-1, Cl. A	3.60	3/15/2027	2,012,248	[a]	1,862,268
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	3,379,314		2,964,945
JetBlue Pass Through Trust, Ser. 2019-1, CI. A	2.95	5/15/2028	4,329,393		3,720,937
United Airlines Pass Through Trust, Ser. 2016-2, Cl. A	3.10	10/7/2028	6,449,061		5,567,179
				14,115,329
Automobiles & Components - 1.4%
Ford Motor Credit Co., LLC, Sr. Unscd. Notes	5.58	3/18/2024	3,000,000		2,982,495
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.70	8/20/2027	1,750,000		1,542,936
General Motors Financial Co., Inc., Sr. Unscd. Notes	3.10	1/12/2032	2,000,000		1,593,476
				6,118,907
Banks - 21.2%
BAC Capital Trust XIV, Ltd. Gtd. Notes, Ser. G, 3 Month LIBOR +0.40%	5.17	4/5/2023	3,000,000	[b,c]	2,448,631
Banco Santander SA, Sr. Unscd. Notes	1.72	9/14/2027	2,500,000		2,156,132
Bank of America Corp., Jr. Sub. Bonds, Ser. FF	5.88	3/15/2028	3,000,000	[c]	2,805,600
Bank of America Corp., Jr. Sub. Notes, Ser. TT	6.13	4/27/2027	1,500,000	[c,d]	1,465,950
Bank of Ireland Group PLC, Sr. Unscd. Notes	2.03	9/30/2027	4,000,000	[a,d]	3,478,347
Barclays PLC, Jr. Sub. Notes	8.00	3/15/2029	2,000,000	[c]	1,965,400
Barclays PLC, Sr. Unscd. Notes	5.30	8/9/2026	2,000,000		1,971,113
BNP Paribas SA, Sub. Notes	4.38	5/12/2026	2,500,000	[a]	2,391,734
BPCE SA, Sub. Notes	3.12	10/19/2032	4,000,000	[a]	3,094,693
Citigroup, Inc., Sub. Bonds	4.40	6/10/2025	2,500,000		2,447,111
Citizens Financial Group, Inc., Sub. Notes	3.75	2/11/2031	5,000,000		4,506,248
Cooperatieve Rabobank UA, Gtd. Notes	4.38	8/4/2025	2,750,000		2,665,656
Credit Agricole SA, Sub. Notes	4.00	1/10/2033	4,000,000	[a]	3,590,118
Credit Suisse Group AG, Sr. Unscd. Notes	2.59	9/11/2025	6,000,000	[a]	5,438,731
Danske Bank A/S, Sr. Unscd. Notes	0.98	9/10/2025	3,000,000	[a]	2,779,998
Deutsche Bank AG, Sr. Unscd. Notes	3.96	11/26/2025	2,500,000		2,399,256
Deutsche Bank AG, Sub. Notes	4.88	12/1/2032	5,000,000		4,396,605
HSBC Holdings PLC, Sr. Unscd. Notes	3.80	3/11/2025	2,750,000		2,693,048
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF	5.00	8/1/2024	5,000,000	[c]	4,859,375
Lloyds Banking Group PLC, Sub. Notes	4.58	12/10/2025	2,500,000		2,406,433
M&T Bank Corp., Jr. Sub. Notes, Ser. G	5.00	8/1/2024	5,000,000	[c,d]	4,787,997
Morgan Stanley, Sr. Unscd. Notes	6.30	10/18/2028	3,000,000		3,081,658
Nordea Bank Abp, Jr. Sub. Notes	6.63	3/26/2026	3,465,000	[a,c,d]	3,372,426
Santander UK Group Holdings PLC, Sr. Unscd. Notes	4.80	11/15/2024	3,000,000		2,970,559
Societe Generale SA, Sub. Notes	6.22	6/15/2033	2,500,000	[a]	2,377,056
Standard Chartered PLC, Sr. Unscd. Notes	3.97	3/30/2026	4,000,000	[a]	3,851,741
The Bank of Nova Scotia, Jr. Sub. Notes, 3 Month LIBOR +2.65%	7.45	7/12/2023	4,000,000	[b,c]	3,900,000
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.50	11/16/2026	2,250,000		2,113,604
The Toronto-Dominion Bank, Sub. Notes	3.63	9/15/2031	3,000,000		2,791,197
Westpac Banking Corp., Sub. Notes	4.32	11/23/2031	3,000,000		2,829,455
Zions Bancorp NA, Sub. Notes	3.25	10/29/2029	3,550,000		2,953,964
				94,989,836
Beverage Products - 1.2%
Constellation Brands, Inc., Gtd. Notes	3.15	8/1/2029	3,000,000		2,633,136
Suntory Holdings Ltd., Sr. Unscd. Notes	2.25	10/16/2024	3,000,000	[a]	2,833,537
				5,466,673
Building Materials - 1.3%
CRH America Finance, Inc., Gtd. Notes	3.40	5/9/2027	3,000,000	[a]	2,783,617

18

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 95.9% (continued)
Building Materials - 1.3% (continued)
Masco Corp., Sr. Unscd. Notes	1.50	2/15/2028	3,500,000		2,896,315
				5,679,932
Chemicals - 2.0%
Celanese US Holdings LLC, Gtd. Notes	5.90	7/5/2024	3,000,000		2,997,734
Huntsman International LLC, Sr. Unscd. Notes	4.50	5/1/2029	3,500,000		3,191,700
Yara International ASA, Sr. Unscd. Notes	4.75	6/1/2028	3,000,000	[a]	2,826,814
				9,016,248
Commercial & Professional Services - 1.1%
Global Payments, Inc., Sr. Unscd. Notes	3.20	8/15/2029	4,000,000		3,404,201
Grand Canyon University, Unscd. Bonds	3.25	10/1/2023	1,750,000		1,728,125
				5,132,326
Consumer Discretionary - 3.7%
Hasbro, Inc., Sr. Unscd. Notes	3.90	11/19/2029	3,500,000		3,088,503
Leggett & Platt, Inc., Sr. Unscd. Notes	4.40	3/15/2029	2,000,000		1,878,783
Marriott International, Inc., Sr. Unscd. Notes, Ser. II	2.75	10/15/2033	3,000,000		2,346,310
WarnerMedia Holdings, Inc., Gtd. Notes	3.76	3/15/2027	3,825,000	[a]	3,510,460
WarnerMedia Holdings, Inc., Gtd. Notes	4.28	3/15/2032	3,500,000	[a]	3,023,468
Whirlpool Corp., Sr. Unscd. Notes	4.75	2/26/2029	3,000,000	[d]	2,871,825
				16,719,349
Consumer Durables & Apparel - .6%
Michael Kors USA, Inc., Gtd. Notes	4.25	11/1/2024	3,000,000	[a]	2,879,520
Diversified Financials - 5.4%
Aircastle Ltd., Sr. Unscd. Notes	2.85	1/26/2028	1,000,000	[a]	850,752
Aircastle Ltd., Sr. Unscd. Notes	4.25	6/15/2026	3,500,000		3,324,675
Ares Capital Corp., Sr. Unscd. Notes	2.88	6/15/2028	5,000,000		4,110,839
BlackRock TCP Capital Corp., Sr. Unscd. Notes	2.85	2/9/2026	3,000,000		2,722,216
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.85	9/30/2028	5,000,000		4,041,609
Blue Owl Finance LLC, Gtd. Notes	4.38	2/15/2032	1,000,000	[a]	824,128
Goldman Sachs BDC, Inc., Sr. Unscd. Notes	3.75	2/10/2025	3,000,000	[d]	2,883,952
Owl Rock Capital Corp., Sr. Unscd. Notes	2.63	1/15/2027	4,000,000		3,406,014
Stifel Financial Corp., Sr. Unscd. Bonds	4.25	7/18/2024	2,000,000		1,963,412
				24,127,597
Electronic Components - 1.3%
Arrow Electronics, Inc., Sr. Unscd. Notes	2.95	2/15/2032	1,760,000		1,415,559
Arrow Electronics, Inc., Sr. Unscd. Notes	4.00	4/1/2025	1,500,000		1,446,836
Jabil, Inc., Sr. Unscd. Notes	3.60	1/15/2030	3,250,000	[d]	2,862,766
				5,725,161
Energy - 10.9%
Cenovus Energy, Inc., Sr. Unscd. Notes	2.65	1/15/2032	3,000,000		2,376,408
Cheniere Corpus Christi Holdings LLC, Sr. Scd. Notes	2.74	12/31/2039	2,000,000	[a]	1,585,732
Cheniere Energy, Inc., Sr. Unscd. Notes	4.63	10/15/2028	2,000,000		1,856,080
Diamondback Energy, Inc., Gtd. Notes	3.50	12/1/2029	3,500,000		3,093,313
El Paso Natural Gas Co., LLC, Gtd. Notes	3.50	2/15/2032	3,000,000	[a]	2,509,984
Enbridge, Inc., Gtd. Notes	4.25	12/1/2026	3,500,000		3,358,738
Energy Transfer LP, Sr. Unscd. Bonds	5.50	6/1/2027	1,500,000		1,492,584
Energy Transfer LP, Sr. Unscd. Notes	4.15	9/15/2029	2,000,000		1,824,014
Enterprise Products Operating LLC, Gtd. Notes	5.35	1/31/2033	1,500,000		1,500,110
EQM Midstream Partners LP, Sr. Unscd. Notes	4.00	8/1/2024	936,000		895,129
EQT Corp., Sr. Unscd. Notes	3.90	10/1/2027	3,000,000		2,746,380
Helmerich & Payne, Inc., Sr. Unscd. Notes	2.90	9/29/2031	3,000,000		2,450,072
MPLX LP, Sr. Unscd. Notes	4.25	12/1/2027	1,500,000		1,420,224
MPLX LP, Sr. Unscd. Notes	4.95	9/1/2032	2,000,000		1,881,567
Petroleos Mexicanos, Gtd. Notes	6.49	1/23/2027	3,500,000		3,184,650
Sabal Trail Transmission LLC, Sr. Unscd. Notes	4.25	5/1/2028	3,000,000	[a]	2,807,597
Sabine Pass Liquefaction LLC, Sr. Scd. Notes	5.63	3/1/2025	2,000,000		1,998,464

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 95.9% (continued)
Energy - 10.9% (continued)
Targa Resources Corp., Gtd. Notes	5.20	7/1/2027	3,000,000		2,951,674
The Williams Companies, Inc., Sr. Unscd. Notes	3.75	6/15/2027	3,000,000		2,821,751
Transcontinental Gas Pipe Line Co., LLC, Sr. Unscd. Notes	3.25	5/15/2030	2,000,000		1,742,782
Valero Energy Corp., Sr. Unscd. Notes	2.80	12/1/2031	2,500,000		2,031,403
Var Energi ASA, Sr. Unscd. Notes	7.50	1/15/2028	2,310,000	[a]	2,386,840
				48,915,496
Environmental Control - .5%
Waste Connections, Inc., Sr. Unscd. Notes	3.50	5/1/2029	2,500,000		2,259,250
Financials - .8%
Apollo Management Holdings LP, Gtd. Notes	4.00	5/30/2024	1,750,000	[a]	1,704,384
Apollo Management Holdings LP, Gtd. Notes	4.95	1/14/2050	2,000,000	[a,d]	1,726,161
				3,430,545
Food Products - 1.6%
Flowers Foods, Inc., Sr. Unscd. Notes	3.50	10/1/2026	2,000,000		1,873,947
Grupo Bimbo SAB de CV, Gtd. Notes	3.88	6/27/2024	3,000,000	[a]	2,932,162
Grupo Bimbo SAB de CV, Jr. Sub. Notes	5.95	4/17/2023	500,000	[a,c]	499,290
JBS USA Finance, Inc., Gtd. Notes	3.00	2/2/2029	2,000,000	[a]	1,665,308
				6,970,707
Foreign Governmental - .6%
The Morongo Band of Mission Indians, Unscd. Bonds	7.00	10/1/2039	2,500,000	[a]	2,681,550
Health Care - 4.8%
AbbVie, Inc., Sr. Unscd. Notes	3.20	11/21/2029	3,000,000		2,654,568
Amgen, Inc., Sr. Unscd. Notes	5.25	3/2/2033	3,000,000		2,980,291
Centene Corp., Sr. Unscd. Notes	2.50	3/1/2031	3,500,000		2,731,802
Cigna Corp., Gtd. Notes	4.38	10/15/2028	2,500,000		2,402,059
CVS Health Corp., Sr. Unscd. Notes	4.78	3/25/2038	2,000,000		1,818,083
HCA, Inc., Gtd. Notes	3.63	3/15/2032	2,000,000	[a]	1,692,129
HCA, Inc., Gtd. Notes	5.88	2/1/2029	2,000,000		2,000,882
Royalty Pharma PLC, Gtd. Notes	2.20	9/2/2030	3,000,000	[a,d]	2,354,783
Takeda Pharmaceutical Co., Ltd., Sr. Unscd. Notes	5.00	11/26/2028	3,000,000		2,964,078
				21,598,675
Industrial - 3.1%
Carlisle Companies, Inc., Sr. Unscd. Notes	3.75	12/1/2027	3,000,000		2,806,489
Flowserve Corp., Sr. Unscd. Notes	2.80	1/15/2032	2,500,000		1,927,176
Hillenbrand, Inc., Gtd. Notes	5.00	9/15/2026	3,000,000		2,871,255
Huntington Ingalls Industries, Inc., Gtd. Notes	3.48	12/1/2027	3,500,000		3,202,111
Oshkosh Corp., Sr. Unscd. Notes	4.60	5/15/2028	3,000,000		2,894,958
				13,701,989
Information Technology - 1.4%
Fidelity National Information Services, Inc., Gtd. Notes	4.50	7/15/2025	2,000,000		1,955,601
Fiserv, Inc., Sr. Unscd. Notes	3.50	7/1/2029	2,000,000		1,789,960
Oracle Corp., Sr. Unscd. Notes	1.65	3/25/2026	3,000,000		2,682,614
				6,428,175
Insurance - 2.7%
Assured Guaranty US Holdings, Inc., Gtd. Notes	3.15	6/15/2031	3,000,000		2,553,666
MetLife, Inc., Jr. Sub. Bonds, Ser. D	5.88	3/15/2028	3,500,000	[c,d]	3,386,950
Prudential Financial, Inc., Jr. Sub. Notes	5.70	9/15/2048	3,000,000		2,840,175
Reinsurance Group of America, Inc., Sr. Unscd. Notes	3.90	5/15/2029	3,500,000		3,208,246
				11,989,037
Internet Software & Services - .5%
eBay, Inc., Sr. Unscd. Notes	5.95	11/22/2027	2,000,000	[d]	2,055,011
Materials - .4%
WRKCo, Inc., Gtd. Notes	4.00	3/15/2028	2,000,000		1,869,284
Media - 1.1%
Charter Communications Operating LLC, Sr. Scd. Notes	4.40	4/1/2033	2,500,000	[d]	2,139,867

20

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 95.9% (continued)
Media - 1.1% (continued)
Grupo Televisa SAB, Sr. Unscd. Notes	4.63	1/30/2026	3,000,000		2,925,994
				5,065,861
Metals & Mining - 1.7%
Anglo American Capital PLC, Gtd. Notes	4.50	3/15/2028	3,500,000	[a]	3,312,792
Glencore Funding LLC, Gtd. Notes	1.63	9/1/2025	3,000,000	[a]	2,728,650
Nucor Corp., Sr. Unscd. Notes	3.13	4/1/2032	2,000,000		1,706,929
				7,748,371
Municipal Securities - 2.7%
Detroit, GO, Ser. B1	4.00	4/1/2044	5,000,000		3,609,492
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	3.49	6/1/2036	4,000,000		3,294,081
New York State Dormitory Authority, Revenue Bonds (Montefiore Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.95	8/1/2048	2,500,000		2,259,334
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. C	5.45	8/15/2028	3,750,000		3,097,497
				12,260,404
Real Estate - 9.6%
Alexandria Real Estate Equities, Inc., Gtd. Notes	3.95	1/15/2027	3,000,000		2,867,886
American Homes 4 Rent LP, Sr. Unscd. Notes	4.90	2/15/2029	3,500,000		3,323,940
Brandywine Operating Partnership LP, Gtd. Notes	4.55	10/1/2029	2,000,000		1,660,849
CBRE Services, Inc., Gtd. Notes	2.50	4/1/2031	2,000,000		1,626,936
EPR Properties, Gtd. Notes	4.95	4/15/2028	4,250,000		3,784,391
Extra Space Storage LP, Gtd. Notes	2.35	3/15/2032	3,250,000		2,492,278
Goodman US Finance Five LLC, Gtd. Notes	4.63	5/4/2032	2,000,000	[a]	1,822,346
Healthcare Realty Holdings LP, Gtd. Notes	3.10	2/15/2030	4,000,000		3,412,715
Healthpeak Properties, Inc., Sr. Unscd. Notes	2.13	12/1/2028	3,000,000		2,539,002
Highwoods Realty LP, Sr. Unscd. Notes	4.20	4/15/2029	3,250,000		2,824,657
Invitation Homes Operating Partnership LP, Gtd. Notes	4.15	4/15/2032	4,000,000	[d]	3,523,570
Life Storage LP, Gtd. Notes	4.00	6/15/2029	3,000,000		2,741,927
Phillips Edison Grocery Center Operating Partnership I LP, Gtd. Notes	2.63	11/15/2031	3,000,000		2,253,745
Realty Income Corp., Sr. Unscd. Notes	5.63	10/13/2032	2,000,000		2,041,118
Spirit Realty LP, Gtd. Notes	2.10	3/15/2028	1,500,000		1,243,888
Spirit Realty LP, Gtd. Notes	4.00	7/15/2029	3,000,000		2,646,995
VICI Properties LP, Sr. Unscd. Notes	4.95	2/15/2030	2,500,000		2,336,269
				43,142,512
Retailing - 3.8%
7-Eleven, Inc., Sr. Unscd. Notes	1.80	2/10/2031	4,000,000	[a]	3,072,832
Alimentation Couche-Tard, Inc., Gtd. Notes	3.55	7/26/2027	3,000,000	[a]	2,783,626
AutoNation, Inc., Sr. Unscd. Notes	3.85	3/1/2032	2,000,000	[d]	1,678,060
Dick's Sporting Goods, Inc., Sr. Unscd. Notes	3.15	1/15/2032	3,000,000		2,371,562
Dollar Tree, Inc., Sr. Unscd. Notes	2.65	12/1/2031	3,500,000		2,831,506
Kohl's Corp., Sr. Unscd. Notes	3.63	5/1/2031	2,500,000		1,760,212
O'Reilly Automotive, Inc., Sr. Unscd. Notes	3.90	6/1/2029	2,500,000		2,316,908
				16,814,706
Semiconductors & Semiconductor Equipment - 3.4%
Broadcom, Inc., Sr. Unscd. Notes	3.14	11/15/2035	2,365,000	[a]	1,744,952
Broadcom, Inc., Sr. Unscd. Notes	3.47	4/15/2034	3,250,000	[a]	2,574,302
Microchip Technology, Inc., Gtd. Notes	4.25	9/1/2025	3,000,000		2,906,035
NXP BV, Gtd. Notes	4.40	6/1/2027	2,000,000		1,915,670
NXP BV, Gtd. Notes	4.88	3/1/2024	2,000,000		1,983,509
Renesas Electronics Corp., Sr. Unscd. Notes	2.17	11/25/2026	5,000,000	[a]	4,318,924
				15,443,392
Technology Hardware & Equipment - .8%
Dell International LLC, Sr. Unscd. Notes	8.10	7/15/2036	3,000,000		3,355,450

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 95.9% (continued)
Telecommunication Services - 2.0%
Motorola Solutions, Inc., Sr. Unscd. Notes	4.60	5/23/2029	3,500,000	3,297,101
T-Mobile USA, Inc., Gtd. Notes	3.88	4/15/2030	3,500,000	3,175,206
Verizon Communications, Inc., Sr. Unscd. Notes	2.10	3/22/2028	3,000,000	2,590,442
				9,062,749
Total Bonds and Notes (cost $476,128,234)			430,016,870
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - 1.7%
Diversified Financials - .6%
Air Lease Corp., Ser. A	6.15		120,000	2,947,200
Telecommunication Services - 1.1%
AT&T, Inc., Ser. A	5.00		225,000	4,758,751
Total Preferred Stocks (cost $8,625,000)			7,705,951
	1-Day Yield (%)
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,792,075)	4.65		5,792,075	[e] 5,792,075

Investment of Cash Collateral for Securities Loaned - 3.4%
Registered Investment Companies - 3.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $15,462,445)	4.65		15,462,445	[e] 15,462,445
Total Investments (cost $506,007,754)			102.3%	458,977,341
Liabilities, Less Cash and Receivables			(2.3%)	(10,465,012)
Net Assets			100.0%	448,512,329
GO—General Obligation

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2023, these securities were valued at $98,673,752 or 22.0% of net assets.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

c Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

d Security, or portion thereof, on loan. At February 28, 2023, the value of the fund’s securities on loan was $17,092,238 and the value of the collateral was $17,791,787, consisting of cash collateral of $15,462,445 and U.S. Government & Agency securities valued at $2,329,342. In addition, the value of collateral may include pending sales that are also on loan.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financial	40.3
Consumer, Cyclical	12.7
Energy	10.9
Consumer, Non-cyclical	8.7
Industrial	7.7
Technology	5.6
Investment Companies	4.7
Communications	4.7
Basic Materials	3.7
Government	3.3
102.3

† Based on net assets.

See notes to financial statements.

22

BNY Mellon Corporate Bond Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.3%	8,814,007	53,900,358	(56,922,290)	5,792,075	93,133
Investment of Cash Collateral for Securities Loaned - 3.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 3.4%	10,057,024	51,574,938	(46,169,517)	15,462,445	41,335	††
Total - 4.7%	18,871,031	105,475,296	(103,091,807)	21,254,520	134,468

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6%
Municipal Securities - 6.3%
California Earthquake Authority, Revenue Bonds, Ser. A	5.49	7/1/2024	2,000,000		1,998,816
Chicago II, GO, Refunding, Ser. B	7.75	1/1/2025	2,008,000	[a]	2,091,198
Connecticut, GO, Ser. A	0.92	6/1/2025	250,000		228,910
Kentucky Property & Building Commission, Revenue Bonds, Refunding, Ser. D	2.08	11/1/2023	500,000		489,111
Massachusetts College Building Authority, Revenue Bonds, Refunding, Ser. C	1.90	5/1/2023	2,000,000		1,989,712
Mesa Utility System, Revenue Bonds, Ser. B	2.90	7/1/2023	1,000,000		992,214
New York State Dormitory Authority, Revenue Bonds, Refunding (State of New York Personal Income Tax) Ser. C	0.49	3/15/2024	1,750,000		1,675,154
Tennessee School Bond Authority, Revenue Bonds, Refunding, Ser.A	0.22	11/1/2023	1,500,000		1,453,238
				10,918,353
U.S. Government Agencies Collateralized Mortgage Obligations - 15.3%
Federal Home Loan Mortgage Corp., REMIC, Ser. 2586, Cl. MJ	5.50	3/15/2023	902	[b]	901
Federal Home Loan Mortgage Corp., REMIC, Ser. 3527, Cl. DA	4.00	4/15/2029	8,544	[b]	8,513
Federal Home Loan Mortgage Corp., REMIC, Ser. 3563, Cl. BD	4.00	8/15/2024	64,758	[b]	64,146
Federal Home Loan Mortgage Corp., REMIC, Ser. 3627, Cl. QH	4.00	1/15/2025	252,273	[b]	249,000
Federal Home Loan Mortgage Corp., REMIC, Ser. 3640, Cl. GM	4.00	3/15/2025	165,169	[b]	163,109
Federal Home Loan Mortgage Corp., REMIC, Ser. 3780, Cl. AV	4.00	4/15/2031	541,843	[b]	530,307
Federal Home Loan Mortgage Corp., REMIC, Ser. 3810, Cl. QB	3.50	2/15/2026	283,764	[b]	277,548
Federal Home Loan Mortgage Corp., REMIC, Ser. 3816, Cl. HA	3.50	11/15/2025	663,790	[b]	649,465
Federal Home Loan Mortgage Corp., REMIC, Ser. 3820, Cl. TB	3.50	3/15/2026	412,659	[b]	403,353
Federal Home Loan Mortgage Corp., REMIC, Ser. 3830, Cl. NB	4.50	2/15/2039	273,054	[b]	271,664
Federal Home Loan Mortgage Corp., REMIC, Ser. 3909, Cl. NG	4.00	8/15/2026	557,295	[b]	546,859
Federal Home Loan Mortgage Corp., REMIC, Ser. 3964, Cl. QA	3.00	11/15/2026	272,816	[b]	263,509
Federal Home Loan Mortgage Corp., REMIC, Ser. 3987, Cl. A	2.00	9/15/2026	31,776	[b]	31,122
Federal Home Loan Mortgage Corp., REMIC, Ser. 3998, Cl. KG	2.00	11/15/2026	678,657	[b]	663,017
Federal Home Loan Mortgage Corp., REMIC, Ser. 4020, Cl. PC	1.75	3/15/2027	118,387	[b]	112,786
Federal Home Loan Mortgage Corp., REMIC, Ser. 4029, Cl. LA	2.00	1/15/2027	609,844	[b]	589,576
Federal Home Loan Mortgage Corp., REMIC, Ser. 4216, Cl. KC	1.75	6/15/2028	578,509	[b]	547,006
Federal Home Loan Mortgage Corp., REMIC, Ser. 4287, Cl. AB	2.00	12/15/2026	148,520	[b]	140,089
Federal Home Loan Mortgage Corp., REMIC, Ser. 4304, Cl. DA	2.50	1/15/2027	76,460	[b]	75,225
Federal Home Loan Mortgage Corp., REMIC, Ser. 4313, Cl. ME	3.00	4/15/2039	697,475	[b]	653,709
Federal Home Loan Mortgage Corp., REMIC, Ser. 4340, Cl. VD	3.00	7/15/2037	626,423	[b]	612,698
Federal Home Loan Mortgage Corp., REMIC, Ser. 4386, Cl. AB	3.00	9/15/2029	241,317	[b]	234,488
Federal Home Loan Mortgage Corp., REMIC, Ser. 4425, Cl. VM	4.00	1/15/2035	2,802,269	[b]	2,776,819
Federal Home Loan Mortgage Corp., REMIC, Ser. 4465, Cl. BA	2.50	12/15/2039	290,782	[b]	284,029
Federal Home Loan Mortgage Corp., REMIC, Ser. 4569, Cl. DV	3.00	8/15/2027	883,052	[b]	842,479
Federal Home Loan Mortgage Corp., REMIC, Ser. 5058, Cl. CD	1.00	6/15/2027	637,198	[b]	603,596
Federal National Mortgage Association, REMIC, Ser. 2005-63, Cl. HB	5.00	7/25/2025	23,468	[b]	23,264
Federal National Mortgage Association, REMIC, Ser. 2010-112, Cl. CY	4.00	10/25/2025	373,220	[b]	368,439
Federal National Mortgage Association, REMIC, Ser. 2011-88, Cl. M	3.50	9/25/2026	233,845	[b]	228,747
Federal National Mortgage Association, REMIC, Ser. 2012-127, Cl. DH	4.00	11/25/2027	3,577	[b]	3,555
Federal National Mortgage Association, REMIC, Ser. 2012-148, Cl. DC	1.50	1/25/2028	802,206	[b]	754,372
Federal National Mortgage Association, REMIC, Ser. 2012-152, CI. PC	1.75	8/25/2042	1,476,303	[b]	1,420,226
Federal National Mortgage Association, REMIC, Ser. 2012-78, Cl. KB	1.75	7/25/2027	196,710	[b]	185,248
Federal National Mortgage Association, REMIC, Ser. 2012-98, Cl. YM	1.50	9/25/2027	656,307	[b]	614,796

24

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
U.S. Government Agencies Collateralized Mortgage Obligations - 15.3% (continued)
Federal National Mortgage Association, REMIC, Ser. 2013-137, Cl. V	3.50	10/25/2028	97,255	[b]	93,550
Federal National Mortgage Association, REMIC, Ser. 2013-30, Cl. DA	1.75	4/25/2028	232,997	[b]	217,741
Federal National Mortgage Association, REMIC, Ser. 2013-39, Cl. MP	1.75	5/25/2028	728,956	[b]	683,517
Federal National Mortgage Association, REMIC, Ser. 2014-34, Cl. LC	2.50	6/25/2029	287,494	[b]	275,551
Federal National Mortgage Association, REMIC, Ser. 2015-33, Cl. P	2.50	6/25/2045	943,606	[b]	883,684
Federal National Mortgage Association, REMIC, Ser. 2017-9, Cl. HA	3.00	12/25/2042	460,514	[b]	450,559
Federal National Mortgage Association, REMIC, Ser. 2017-99, Cl. VM	3.50	3/25/2029	1,536,526	[b]	1,475,276
Federal National Mortgage Association, REMIC, Ser. 2020-28, Cl. V	3.50	2/25/2048	836,283	[b]	816,471
Government National Mortgage Association, Ser. 2010-6, Cl. AB	3.00	11/20/2039	395,878		383,661
Government National Mortgage Association, Ser. 2012-101, Cl. MA	2.50	5/20/2040	409,227		391,583
Government National Mortgage Association, Ser. 2012-51, Cl. VQ	3.50	4/20/2025	405,373		396,321
Government National Mortgage Association, Ser. 2016-23, CI. KA	4.24	1/20/2031	138,814		136,884
Government National Mortgage Association, Ser. 2022-87, Cl. A	3.50	1/20/2040	1,785,862		1,728,959
Government National Mortgage Association, Ser. 2022-90, CI. KB	3.00	9/20/2044	1,557,257		1,476,176
Government National Mortgage Association, Ser. 2022-94, Cl. A	3.50	8/20/2031	1,680,305		1,649,584
				26,253,177
U.S. Government Agencies Collateralized Municipal-Backed Securities - 24.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K030, Cl. A2	3.25	4/25/2023	285,586	[b]	284,424
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K044, Cl. A2	2.81	1/25/2025	1,445,685	[b]	1,388,215
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K724, Cl. A2	3.06	11/25/2023	1,847,721	[b]	1,821,328
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K725, Cl. A2	3.00	1/25/2024	730,088	[b]	715,770
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC03, Cl. A2	3.50	1/25/2026	1,492,326	[b]	1,440,251
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL1P, Cl. A1P	2.54	10/25/2025	1,582,381	[b]	1,522,128
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KLU1, Cl. A1	2.38	1/25/2025	1,320,508	[b]	1,282,984
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KW02, Cl. A1	2.90	4/25/2026	1,943,900	[b]	1,891,428
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. X2FX, Cl. A2	2.41	9/25/2025	711,187	[b]	669,763
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. X3FX, Cl. A1FX	3.00	3/25/2025	1,832,498	[b]	1,772,542
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB22, Cl. A7F	1.98	9/25/2023	316,964	[b]	311,712
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB25, Cl. A7F	2.58	10/25/2023	48,813	[b]	47,857
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2017-SB41, Cl. A10F	2.94	9/25/2027	1,674,113	[b]	1,547,062
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2018-SB50, Cl. A5F	3.06	4/25/2023	236,554	[b]	235,650
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2018-SB51, CI. A5H	3.13	4/25/2038	618,684	[b]	615,641

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities - 24.6% (continued)
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2019-SB61, Cl. A5F	2.86	1/25/2024	1,566,406	[b]	1,535,198
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2019-SB67, CI. A5H	2.24	8/25/2039	687,869	[b]	657,292
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2019-SB68, CI. A5H	2.39	8/25/2039	362,919	[b]	350,327
Federal National Mortgage Association, ACES, Ser. 2014-M1, Cl. A2	3.13	7/25/2023	470,678	[b]	466,439
Federal National Mortgage Association, ACES, Ser. 2014-M13, Cl. A2	3.02	8/25/2024	225,633	[b]	218,674
Federal National Mortgage Association, ACES, Ser. 2014-M3, Cl. A2	3.50	1/25/2024	1,122,826	[b]	1,102,612
Federal National Mortgage Association, ACES, Ser. 2017-M10, CI. AV2	2.54	7/25/2024	1,808,469	[b]	1,752,145
Freddie Mac Multifamily Structured Pass Through Certificates, Ser. K045, Cl. A2	3.02	1/25/2025	1,364,218	[b]	1,314,497
Government National Mortgage Association, Ser. 2011-103, Cl. B	3.77	7/16/2051	906,356		849,451
Government National Mortgage Association, Ser. 2012-142, CI. BC	2.46	3/16/2049	1,237,685		1,149,238
Government National Mortgage Association, Ser. 2012-150, CI. A	1.90	11/16/2052	624,966		547,964
Government National Mortgage Association, Ser. 2013-105, Cl. A	1.71	2/16/2037	450,220		440,443
Government National Mortgage Association, Ser. 2013-142, Cl. V	3.10	2/16/2025	625,757		604,667
Government National Mortgage Association, Ser. 2013-158, Cl. AB	3.01	8/16/2053	1,334,591		1,254,419
Government National Mortgage Association, Ser. 2013-29, CI. AB	1.77	10/16/2045	165,592		152,837
Government National Mortgage Association, Ser. 2013-29, CI. AD	1.51	8/16/2041	355,640		346,828
Government National Mortgage Association, Ser. 2013-30, Cl. A	1.50	5/16/2042	1,899		1,894
Government National Mortgage Association, Ser. 2014-109, Cl. B	3.12	9/16/2051	67,050		66,891
Government National Mortgage Association, Ser. 2014-82, Cl. VG	2.87	12/16/2046	1,072,734		1,024,224
Government National Mortgage Association, Ser. 2015-188, CI. VD	2.50	3/16/2032	473,603		438,041
Government National Mortgage Association, Ser. 2017-70, CI. A	2.50	10/16/2057	121,583		120,012
Government National Mortgage Association, Ser. 2017-94, CI. AK	2.40	5/16/2051	1,275,657		1,183,220
Government National Mortgage Association, Ser. 2018-123, Cl. D	3.10	1/16/2059	1,750,000		1,621,815
Government National Mortgage Association, Ser. 2018-149, CI. A	3.00	7/16/2048	271,157		259,276
Government National Mortgage Association, Ser. 2019-34, Cl. AL	3.15	5/16/2059	1,315,748		1,274,164
Government National Mortgage Association, Ser. 2019-55, Cl. AE	3.00	12/16/2059	1,055,064		984,680
Government National Mortgage Association, Ser. 2022-147, CI. A	2.20	10/16/2062	1,983,627		1,838,504
Government National Mortgage Association, Ser. 2022-3, CI. AM	1.60	9/16/2051	975,350		838,958
Government National Mortgage Association, Ser. 2022-53, Cl. AE	1.50	4/16/2046	2,865,238		2,596,308
Government National Mortgage Association, Ser. 2022-82, Cl. AC	2.00	5/16/2048	1,960,019		1,788,036
				42,325,809

26

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
U.S. Government Agencies Mortgage-Backed - 21.6%
Federal Home Loan Mortgage Corp.:
2.50%, 3/1/2027-12/1/2027			2,349,973	[b]	2,242,026
3.50%, 10/1/2026-5/1/2027			356,675	[b]	344,374
4.50%, 11/1/2024-2/1/2034			431,106	[b]	429,620
Federal National Mortgage Association:
1.91%, 9/1/2051, 1 Month SOFR +2.35%			2,535,505	[b,c]	2,342,743
2.25%, 1/1/2024			504,207	[b]	496,178
2.39%, 6/1/2025			659,057	[b]	636,962
2.45%, 4/1/2025			2,724,537	[b]	2,587,068
2.50%, 11/1/2026-3/1/2028			2,916,008	[b]	2,753,954
2.70%, 7/1/2024			1,796,183	[b]	1,725,737
2.72%, 3/1/2024			2,000,000	[b]	1,945,449
2.74%, 1/1/2050, 12 Month LIBOR +1.59%			1,340,678	[b,c]	1,313,899
2.87%, 11/1/2049, 12 Month LIBOR +1.61%			1,951,745	[b,c]	1,942,757
2.88%, 6/1/2024			908,602	[b]	879,685
2.89%, 4/1/2024-1/1/2025			3,000,000	[b]	2,906,312
2.94%, 9/1/2047, 12 Month LIBOR +1.62%			1,824,199	[b,c]	1,786,204
2.95%, 11/1/2025			1,000,000	[b]	953,478
3.00%, 1/1/2028			353,997	[b]	340,367
3.09%, 8/1/2023			1,000,000	[b]	987,647
3.11%, 12/1/2024			1,888,799	[b]	1,824,676
3.15%, 11/1/2049, 12 Month LIBOR +1.61%			1,620,243	[b,c]	1,578,740
3.45%, 7/1/2025			1,659,571	[b]	1,599,647
3.50%, 2/1/2031			1,742,416	[b]	1,676,091
4.00%, 7/1/2029-3/1/2034			925,740	[b]	904,070
5.00%, 3/1/2027			81,072	[b]	80,980
5.10%, 10/1/2024			678,900	[b]	673,837
Government National Mortgage Association I:
3.00%, 5/15/2027			1,340,560		1,291,570
4.00%, 8/15/2024-7/15/2027			267,524		263,716
Government National Mortgage Association II:
3.00%, 4/20/2027			323,762		296,277
3.50%, 3/20/2026			121,271		117,513
4.50%, 7/20/2024-5/20/2025			289,793		285,088
				37,206,665
U.S. Government Agencies Obligations - 3.0%
Federal Home Loan Bank, Bonds	0.57	9/30/2024	2,000,000		1,859,813
Federal Home Loan Bank, Bonds	3.13	4/28/2025	1,500,000		1,440,448
Federal Home Loan Mortgage Corp., Notes	2.05	3/24/2025	2,000,000	[b]	1,882,976
				5,183,237
U.S. Treasury Securities - 27.8%
U.S. Treasury Notes	0.75	11/15/2024	5,500,000		5,125,742
U.S. Treasury Notes	2.75	5/15/2025	4,000,000		3,835,078
U.S. Treasury Notes	3.00	7/31/2024	4,750,000		4,616,313
U.S. Treasury Notes	3.00	6/30/2024	4,000,000		3,892,578
U.S. Treasury Notes	3.13	8/15/2025	4,000,000		3,862,188
U.S. Treasury Notes	3.25	8/31/2024	4,750,000	[d]	4,628,188
U.S. Treasury Notes	3.88	1/15/2026	4,000,000		3,931,562
U.S. Treasury Notes	4.00	2/15/2026	4,250,000		4,191,397
U.S. Treasury Notes	4.13	1/31/2025	3,500,000	[d]	3,454,746
U.S. Treasury Notes	4.25	9/30/2024	5,000,000	[d]	4,944,141
U.S. Treasury Notes	4.25	12/31/2024	5,500,000	[d]	5,438,770
				47,920,703
Total Bonds and Notes (cost $176,977,272)			169,807,944

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,419,635)	4.65	2,419,635	[e] 2,419,635

Investment of Cash Collateral for Securities Loaned - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,683,544)	4.65	2,683,544	[e] 2,683,544
Total Investments (cost $182,080,451)		101.5%	174,911,123
Liabilities, Less Cash and Receivables		(1.5%)	(2,629,891)
Net Assets		100.0%	172,281,232

GO—General Obligation

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d Security, or portion thereof, on loan. At February 28, 2023, the value of the fund’s securities on loan was $18,465,845 and the value of the collateral was $18,984,741, consisting of cash collateral of $2,683,544 and U.S. Government & Agency securities valued at $16,301,197. In addition, the value of collateral may include pending sales that are also on loan.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	61.5
Government	37.1
Investment Companies	2.9
101.5

† Based on net assets.

See notes to financial statements.

BNY Mellon Short-Term U.S. Government Securities Fund
Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.4%	3,369,717	47,611,570	(48,561,652)	2,419,635	38,345
Investment of Cash Collateral for Securities Loaned - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.5%	2,975,863	28,136,181	(28,428,500)	2,683,544	7,838	††
Total - 2.9%	6,345,580	75,747,751	(76,990,152)	5,103,179	46,183

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

28

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2023 (Unaudited)

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(b)
Unaffiliated issuers	1,120,668,685	563,702,590	437,722,821	169,807,944
Affiliated issuers	31,220,709	34,589,308	21,254,520	5,103,179
Receivable for investment securities sold	18,381,500	-	6,166,170	-
Dividends, interest and securities lending income receivable	7,120,342	3,912,379	5,188,613	617,298
Receivable for shares of Beneficial Interest subscribed	1,071,098	1,056,000	234,423	48,177
Tax reclaim receivable	14,844	-	-	-
Prepaid expenses	27,842	21,439	30,519	18,400
	1,178,505,020	603,281,716	470,597,066	175,594,998
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	490,073	248,332	197,034	63,945
Cash overdraft due to Custodian	2,224,335	868,380	982,151	248,910
Payable for investment securities purchased	31,323,680	-	4,556,225	-
Liability for securities on loan—Note 1(b)	16,540,698	29,959,220	15,462,445	2,683,544
Payable for shares of Beneficial Interest redeemed	1,789,649	645,329	836,623	261,194
Trustees’ fees and expenses payable	36,241	16,437	15,811	5,440
Other accrued expenses	54,637	51,671	34,448	50,733
	52,459,313	31,789,369	22,084,737	3,313,766
Net Assets ($)	1,126,045,707	571,492,347	448,512,329	172,281,232
Composition of Net Assets ($):
Paid-in capital	1,319,886,349	618,608,792	509,581,471	197,918,196
Total distributable earnings (loss)	(193,840,642)	(47,116,445)	(61,069,142)	(25,636,964)
Net Assets ($)	1,126,045,707	571,492,347	448,512,329	172,281,232
† Investments at cost ($)
Unaffiliated issuers	1,235,427,398	598,936,648	484,753,234	176,977,272
Affiliated issuers	31,220,709	34,589,308	21,254,520	5,103,179
†† Value of securities on loan ($)	89,519,268	61,445,237	17,092,238	18,465,845
Net Asset Value Per Share
Class M
Net Assets ($)	1,117,981,000	564,487,935	444,590,199	170,795,582
Shares Outstanding	102,937,091	48,807,705	38,376,291	15,837,063
Net Asset Value Per Share ($)	10.86	11.57	11.59	10.78
Investor Shares
Net Assets ($)	8,064,707	7,004,412	3,922,130	1,485,650
Shares Outstanding	743,507	604,122	338,047	137,553
Net Asset Value Per Share ($)	10.85	11.59	11.60	10.80

See notes to financial statements.

29

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2023 (Unaudited)

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Investment Income ($):
Income:
Interest	17,955,176	8,164,066	10,340,929	2,155,650
Dividends:
Unaffiliated issuers	162,500	128,125	248,510	-
Affiliated issuers	122,664	58,121	93,133	38,345
Income from securities lending—Note 1(b)	52,327	53,290	41,335	7,838
Total Income	18,292,667	8,403,602	10,723,907	2,201,833
Expenses:
Management fee—Note 3(a)	2,251,979	1,175,470	1,000,736	319,368
Administration fee—Note 3(a)	755,692	394,371	335,605	122,502
Trustees’ fees and expenses—Note 3(c)	72,232	37,004	32,146	10,316
Professional fees	50,340	34,725	18,713	18,975
Registration fees	21,305	17,324	17,549	16,792
Loan commitment fees—Note 2	15,245	6,070	4,001	1,792
Shareholder servicing costs—Note 3(b)	11,097	8,534	6,626	2,169
Custodian fees—Note 3(b)	11,012	5,834	4,818	5,894
Chief Compliance Officer fees—Note 3(b)	7,875	7,875	7,875	7,875
Prospectus and shareholders’ reports	6,308	4,954	5,609	6,478
Miscellaneous	12,311	13,337	16,355	11,875
Total Expenses	3,215,396	1,705,498	1,450,033	524,036
Less—reduction in expenses due to undertakings—Note 3(a)	-	-	-	(64,108)
Net Expenses	3,215,396	1,705,498	1,450,033	459,928
Net Investment Income	15,077,271	6,698,104	9,273,874	1,741,905
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(28,768,182)	(5,743,765)	(9,946,649)	(1,296,176)
Net change in unrealized appreciation (depreciation) on investments	(8,500,934)	(4,798,006)	2,223,205	(990,014)
Net Realized and Unrealized Gain (Loss) on Investments	(37,269,116)	(10,541,771)	(7,723,444)	(2,286,190)
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,191,845)	(3,843,667)	1,550,430	(544,285)

See notes to financial statements.

30

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations ($):
Net investment income	15,077,271	26,308,931	6,698,104	13,631,805
Net realized gain (loss) on investments	(28,768,182)	(33,559,114)	(5,743,765)	(1,834,562)
Net change in unrealized appreciation (depreciation) on investments	(8,500,934)	(158,390,689)	(4,798,006)	(60,548,888)
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,191,845)	(165,640,872)	(3,843,667)	(48,751,645)
Distributions ($):
Distributions to shareholders:
Class M	(16,912,725)	(31,131,402)	(7,183,266)	(14,937,727)
Investor Shares	(117,663)	(258,946)	(72,217)	(183,563)
Total Distributions	(17,030,388)	(31,390,348)	(7,255,483)	(15,121,290)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	118,010,806	333,337,287	46,029,869	108,679,466
Investor Shares	4,621,187	26,277,220	3,245,943	11,904,817
Distributions reinvested:
Class M	2,299,012	4,723,355	1,377,760	2,746,258
Investor Shares	106,562	213,651	67,570	159,629
Cost of shares redeemed:
Class M	(135,730,987)	(309,635,386)	(91,422,048)	(208,148,635)
Investor Shares	(7,152,159)	(25,060,677)	(4,022,693)	(12,401,272)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(17,845,579)	29,855,450	(44,723,599)	(97,059,737)
Total Increase (Decrease) in Net Assets	(57,067,812)	(167,175,770)	(55,822,749)	(160,932,672)
Net Assets ($):
Beginning of Period	1,183,113,519	1,350,289,289	627,315,096	788,247,768
End of Period	1,126,045,707	1,183,113,519	571,492,347	627,315,096
Capital Share Transactions (Shares):
Class Ma
Shares sold	10,782,752	27,208,027	3,960,094	8,832,056
Shares issued for distributions reinvested	211,084	388,791	118,900	223,630
Shares redeemed	(12,500,903)	(25,328,155)	(7,884,092)	(16,716,541)
Net Increase (Decrease) in Shares Outstanding	(1,507,067)	2,268,663	(3,805,098)	(7,660,855)
Investor Shares[a]
Shares sold	422,030	2,120,229	278,646	954,596
Shares issued for distributions reinvested	9,794	17,670	5,817	12,965
Shares redeemed	(654,101)	(2,035,089)	(345,210)	(1,007,444)
Net Increase (Decrease) in Shares Outstanding	(222,277)	102,810	(60,747)	(39,883)

[a]

During the period ended February 28, 2023, 419,130 Class M Shares representing $4,595,826 were exchanged for 419,733 Investor Shares for BNY Mellon Bond Fund and 279,207 Class M Shares representing $3,244,929 were exchanged for 278,559 Investor Shares for BNY Mellon Intermediate Bond Fund. During the period ended August 31, 2022, 2,048,875 Class M Shares representing $25,474,778 were exchanged for 2,053,071 Investor Shares for BNY Mellon Bond Fund and 944,952 Class M Shares representing $11,762,042 were exchanged for 943,238 Investor Shares for BNY Mellon Intermediate Bond Fund.

See notes to financial statements.

31

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Corporate Bond Fund		BNY Mellon Short-Term U.S. Government Securities Fund
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations ($):
Net investment income	9,273,874	21,829,429	1,741,905	1,306,023
Net realized gain (loss) on investments	(9,946,649)	1,466,603	(1,296,176)	(575,281)
Net change in unrealized appreciation (depreciation) on investments	2,223,205	(109,031,132)	(990,014)	(6,677,551)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,550,430	(85,735,100)	(544,285)	(5,946,809)
Distributions ($):
Distributions to shareholders:
Class M	(9,907,842)	(26,586,001)	(2,222,383)	(2,978,102)
Investor Shares	(97,282)	(235,509)	(16,030)	(57,884)
Total Distributions	(10,005,124)	(26,821,510)	(2,238,413)	(3,035,986)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	38,546,515	127,212,542	43,472,463	78,219,789
Investor Shares	4,620,166	7,793,456	1,210,065	3,339,486
Distributions reinvested:
Class M	2,431,764	6,552,719	664,528	604,805
Investor Shares	78,781	161,297	13,844	54,388
Cost of shares redeemed:
Class M	(152,882,381)	(214,957,748)	(46,125,927)	(68,839,960)
Investor Shares	(6,048,534)	(7,827,067)	(1,363,462)	(6,224,947)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(113,253,689)	(81,064,801)	(2,128,489)	7,153,561
Total Increase (Decrease) in Net Assets	(121,708,383)	(193,621,411)	(4,911,187)	(1,829,234)
Net Assets ($):
Beginning of Period	570,220,712	763,842,123	177,192,419	179,021,653
End of Period	448,512,329	570,220,712	172,281,232	177,192,419
Capital Share Transactions (Shares):
Class Ma
Shares sold	3,338,526	9,931,460	4,005,607	7,047,458
Shares issued for distributions reinvested	211,502	510,095	61,433	53,785
Shares redeemed	(13,296,231)	(17,228,465)	(4,258,808)	(6,095,882)
Net Increase (Decrease) in Shares Outstanding	(9,746,203)	(6,786,910)	(191,768)	1,005,361
Investor Shares[a]
Shares sold	404,632	597,375	111,285	295,516
Shares issued for distributions reinvested	6,858	12,616	1,278	4,811
Shares redeemed	(524,056)	(610,242)	(125,674)	(554,957)
Net Increase (Decrease) in Shares Outstanding	(112,566)	(251)	(13,111)	(254,630)

[a]

During the period ended February 28, 2023, 398,586 Class M Shares representing $4,542,836 were exchanged for 398,178 Investor Shares for BNY Mellon Corporate Bond Fund and 108,800 Class M Shares representing $1,181,888 were exchanged for 108,676 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund. During the period ended August 31, 2022, 528,874 Class M Shares representing $6,850,398 were exchanged for 528,459 Investor Shares for BNY Mellon Corporate Bond Fund and 252,548 Class M Shares representing $2,857,242 were exchanged for 252,487 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund.

See notes to financial statements.

32

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Six Months Ended	Class M Shares
	February 28, 2023	Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.22	13.10	13.63	13.14	12.32	12.82
Investment Operations:
Net investment income [a]	.15	.25	.23	.30	.35	.34
Net realized and unrealized gain (loss) on investments	(.35)	(1.83)	(.17)	.54	.84	(.48)
Total from Investment Operations	(.20)	(1.58)	.06	.84	1.19	(.14)
Distributions:
Dividends from net investment income	(.16)	(.30)	(.31)	(.35)	(.37)	(.36)
Dividends from net realized gain on investments	-	-	(.28)	-	-	-
Total Distributions	(.16)	(.30)	(.59)	(.35)	(.37)	(.36)
Net asset value, end of period	10.86	11.22	13.10	13.63	13.14	12.32
Total Return (%)	(1.74)[b]	(12.19)	.50	6.49	9.89	(1.10)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[c]	.55	.55	.55	.55	.55
Ratio of net investment income to average net assets	2.68[c]	2.07	1.71	2.30	2.77	2.70
Portfolio Turnover Rate	22.95[b]	88.66	72.04	93.11	79.56	47.36
Net Assets, end of period ($ x 1,000)	1,117,981	1,172,292	1,339,003	1,268,576	1,220,362	1,002,899

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

33

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended	Investor Shares
	February 28, 2023	Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.21	13.08	13.60	13.11	12.29	12.79
Investment Operations:
Net investment income [a]	.13	.23	.20	.28	.32	.31
Net realized and unrealized gain (loss) on investments	(.34)	(1.83)	(.16)	.52	.84	(.48)
Total from Investment Operations	(.21)	(1.60)	.04	.80	1.16	(.17)
Distributions:
Dividends from net investment income	(.15)	(.27)	(.28)	(.31)	(.34)	(.33)
Dividends from net realized gain on investments	-	-	(.28)	-	-	-
Total Distributions	(.15)	(.27)	(.56)	(.31)	(.34)	(.33)
Net asset value, end of period	10.85	11.21	13.08	13.60	13.11	12.29
Total Return (%)	(1.91)[b]	(12.39)	.30	6.22	9.60	(1.35)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[c]	.80	.80	.80	.80	.80
Ratio of net investment income to average net assets	2.43[c]	1.82	1.46	2.08	2.47	2.46
Portfolio Turnover Rate	22.95[b]	88.66	72.04	93.11	79.56	47.36
Net Assets, end of period ($ x 1,000)	8,065	10,822	11,286	9,204	8,697	6,944

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

34

	Six Months Ended	Class M Shares
	February 28, 2023	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.77	12.93	13.11	12.72	12.26	12.60
Investment Operations:
Net investment income [a]	.13	.24	.24	.25	.27	.25
Net realized and unrealized gain (loss) on investments	(.19)	(1.13)	(.16)	.41	.47	(.32)
Total from Investment Operations	(.06)	(.89)	.08	.66	.74	(.07)
Distributions:
Dividends from net investment income	(.14)	(.27)	(.26)	(.27)	(.28)	(.27)
Net asset value, end of period	11.57	11.77	12.93	13.11	12.72	12.26
Total Return (%)	(.48)[b]	(6.93)	.62	5.23	6.09	(.58)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58[c]	.56	.56	.55	.55	.55
Ratio of net investment income to average net assets	2.28[c]	1.98	1.85	1.97	2.15	2.03
Portfolio Turnover Rate	18.51[b]	31.46	19.07	41.86	33.30	28.92
Net Assets, end of period ($ x 1,000)	564,488	619,470	779,123	891,782	985,280	833,954

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

35

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended	Investor Shares
	February 28, 2023	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.80	12.95	13.12	12.73	12.26	12.60
Investment Operations:
Net investment income [a]	.11	.22	.21	.22	.23	.22
Net realized and unrealized gain (loss) on investments	(.19)	(1.13)	(.16)	.40	.48	(.33)
Total from Investment Operations	(.08)	(.91)	.05	.62	.71	(.11)
Distributions:
Dividends from net investment income	(.13)	(.24)	(.22)	(.23)	(.24)	(.23)
Net asset value, end of period	11.59	11.80	12.95	13.12	12.73	12.26
Total Return (%)	(.72)[b]	(7.11)	.42	4.93	5.88	(.84)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83[c]	.81	.81	.80	.80	.80
Ratio of net investment income to average net assets	2.03[c]	1.73	1.59	1.68	1.88	1.78
Portfolio Turnover Rate	18.51[b]	31.46	19.07	41.86	33.30	28.92
Net Assets, end of period ($ x 1,000)	7,004	7,845	9,125	8,293	6,225	5,756

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

36

	Six Months Ended	Class M Shares
	February 28, 2023	Year Ended August 31,
BNY Mellon Corporate Bond Fund	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.74	13.80	13.69	13.36	12.52	13.06
Investment Operations:
Net investment income [a]	.21	.40	.43	.45	.46	.44
Net realized and unrealized gain (loss) on investments	(.13)	(1.96)	.15	.35	.86	(.50)
Total from Investment Operations	.08	(1.56)	.58	.80	1.32	(.06)
Distributions:
Dividends from net investment income	(.23)	(.43)	(.47)	(.47)	(.48)	(.48)
Dividends from net realized gain on investments	-	(.07)	-	-	-	-
Total Distributions	(.23)	(.50)	(.47)	(.47)	(.48)	(.48)
Net asset value, end of period	11.59	11.74	13.80	13.69	13.36	12.52
Total Return (%)	.62[b]	(11.58)	4.29	6.16	10.81	(.48)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58[c]	.56	.56	.56	.56	.55
Ratio of net investment income to average net assets	3.71[c]	3.15	3.10	3.39	3.65	3.43
Portfolio Turnover Rate	5.65[b]	25.87	18.34	25.67	30.95	33.36
Net Assets, end of period ($ x 1,000)	444,590	564,925	757,617	849,166	907,433	776,480

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

37

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended	Investor Shares
	February 28, 2023	Year Ended August 31,
BNY Mellon Corporate Bond Fund	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.75	13.81	13.70	13.37	12.53	13.07
Investment Operations:
Net investment income [a]	.20	.37	.40	.43	.43	.37
Net realized and unrealized gain (loss) on investments	(.14)	(1.97)	.14	.34	.85	(.46)
Total from Investment Operations	.06	(1.60)	.54	.77	1.28	(.09)
Distributions:
Dividends from net investment income	(.21)	(.39)	(.43)	(.44)	(.44)	(.45)
Dividends from net realized gain on investments	-	(.07)	-	-	-	-
Total Distributions	(.21)	(.46)	(.43)	(.44)	(.44)	(.45)
Net asset value, end of period	11.60	11.75	13.81	13.70	13.37	12.53
Total Return (%)	.54[b]	(11.82)	4.02	5.87	10.50	(.72)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83[c]	.81	.81	.81	.81	.80
Ratio of net investment income to average net assets	3.46[c]	2.90	2.85	3.12	3.41	3.06
Portfolio Turnover Rate	5.65[b]	25.87	18.34	25.67	30.95	33.36
Net Assets, end of period ($ x 1,000)	3,922	5,296	6,225	5,448	2,693	2,573

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

38

	Six Months Ended	Class M Shares
BNY Mellon Short-Term	February 28, 2023	Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.95	11.60	11.81	11.70	11.52	11.72
Investment Operations:
Net investment income [a]	.10	.09	.11	.19	.21	.14
Net realized and unrealized gain (loss) on investments	(.14)	(.52)	(.13)	.15	.20	(.18)
Total from Investment Operations	(.04)	(.43)	(.02)	.34	.41	(.04)
Distributions:
Dividends from net investment income	(.13)	(.22)	(.19)	(.23)	(.23)	(.16)
Net asset value, end of period	10.78	10.95	11.60	11.81	11.70	11.52
Total Return (%)	(.35)[b]	(3.77)	(.15)	2.95	3.61	(.36)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[c]	.59	.55	.55	.55	.56
Ratio of net expenses to average net assets	.50[c]	.50	.54	.55	.55	.56
Ratio of net investment income to average net assets	1.91[c]	.84	.89	1.65	1.84	1.20
Portfolio Turnover Rate	38.70[b]	65.86	114.85	65.00	119.53	61.04
Net Assets, end of period ($ x 1,000)	170,796	175,541	174,319	234,920	255,767	190,515

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

39

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended	Investor Shares
BNY Mellon Short-Term	February 28, 2023	Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.96	11.60	11.80	11.68	11.50	11.71
Investment Operations:
Net investment income [a]	.09	.07	.08	.11	.18	.11
Net realized and unrealized gain (loss) on investments	(.14)	(.53)	(.12)	.21	.20	(.19)
Total from Investment Operations	(.05)	(.46)	(.04)	.32	.38	(.08)
Distributions:
Dividends from net investment income	(.11)	(.18)	(.16)	(.20)	(.20)	(.13)
Net asset value, end of period	10.80	10.96	11.60	11.80	11.68	11.50
Total Return (%)	(.43)[b]	(3.99)	(.37)	2.73	3.31	(.69)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[c]	.84	.80	.80	.80	.81
Ratio of net expenses to average net assets	.75[c]	.75	.79	.80	.80	.81
Ratio of net investment income to average net assets	1.66[c]	.59	.64	.98	1.54	.92
Portfolio Turnover Rate	38.70[b]	65.86	114.85	65.00	119.53	61.04
Net Assets, end of period ($ x 1,000)	1,486	1,652	4,703	5,308	1,727	1,494

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

40

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty series, including the following diversified funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. BNY Mellon serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). BNY Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which BNY Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Valuation techniques used to value each fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as each fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to each fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each relevant fund: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following below summarizes the inputs used as of February 28, 2023 in valuing each fund’s investments:

BNY Mellon Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Commercial Mortgage-Backed	-	3,894,347	-	3,894,347
Corporate Bonds	-	325,297,702	-	325,297,702
Equity Securities - Preferred Stocks	5,499,000	-	-	5,499,000
Foreign Governmental	-	3,624,629	-	3,624,629
Investment Companies	31,220,709	-	-	31,220,709
Municipal Securities	-	20,392,011	-	20,392,011

42

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments in Securities:†(continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	4,855,726	-	4,855,726
U.S. Government Agencies Mortgage-Backed	-	305,190,040	-	305,190,040
U.S. Treasury Securities	-	451,915,230	-	451,915,230

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Intermediate Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	225,464,160	-	225,464,160
Equity Securities - Preferred Stocks	4,335,750	-	-	4,335,750
Investment Companies	34,589,308	-	-	34,589,308
Municipal Securities	-	19,225,618	-	19,225,618
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	2,600,952	-	2,600,952
U.S. Government Agencies Mortgage-Backed	-	2,177,434	-	2,177,434
U.S. Government Agencies Obligations	-	34,389,403	-	34,389,403
U.S. Treasury Securities	-	275,509,273	-	275,509,273

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Corporate Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	415,074,916	-	415,074,916
Equity Securities - Preferred Stocks	7,705,951	-	-	7,705,951
Foreign Governmental	-	2,681,550	-	2,681,550
Investment Companies	21,254,520	-	-	21,254,520
Municipal Securities	-	12,260,404	-	12,260,404

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Short-Term U.S. Government Securities Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Investment Companies	5,103,179	-	-	5,103,179
Municipal Securities	-	10,918,353	-	10,918,353
U.S. Government Agencies Collateralized Mortgage Obligations	-	26,253,177	-	26,253,177

43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments in Securities:†(continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	42,325,809	-	42,325,809
U.S. Government Agencies Mortgage-Backed	-	37,206,665	-	37,206,665
U.S. Government Agencies Obligations	-	5,183,237	-	5,183,237
U.S. Treasury Securities	-	47,920,703	-	47,920,703

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 1 summarizes the amount BNY Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 28, 2023.

Table 1—Securities Lending Agreement

BNY Mellon Bond Fund	$ 7,134
BNY Mellon Intermediate Bond Fund	7,266
BNY Mellon Corporate Bond Fund	5,635
BNY Mellon Short-Term U.S. Government Securities Fund	1,068

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(d) Market Risk: The value of the securities in which each fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect each fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security

44

held by the fund does not apply to the market value of such security or to shares of the fund itself.

Mortgage-Related Securities Risk: Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield and/or cause the fund’s share price to fall. When interest rates rise, the effective duration of the fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the funds’ investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the funds invest may have an impact on each fund’s share price. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the funds.

Short-Term Trading Risk: At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

Debt Risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. The funds normally declare and pay dividends from net investment income monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2023, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2023, the funds did not incur any interest or penalties.

45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended August 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 2 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2022.

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2022. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 2—Capital Loss Carryover
	Short-Term Losses ($)	† Long-Term Losses ($)
			† Total ($)
BNY Mellon Bond Fund	34,575,397	11,932,157	46,507,554
BNY Mellon Intermediate Bond Fund	2,220,047	2,044,976	4,265,023
BNY Mellon Short-Term U.S. Government Securities Fund	7,875,172	8,719,423	16,594,595

† These capital losses can be carried forward for an unlimited period.

Table 3—Tax Character of Distributions Paid

	2022
	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Bond Fund	31,390,348	-
BNY Mellon Intermediate Bond Fund	15,121,290	-
BNY Mellon Corporate Bond Fund	23,075,813	3,745,697
BNY Mellon Short-Term U.S. Government Securities Fund	3,035,986	-

(g) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

46

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $135 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2023, the funds did not borrow under the Facilities.

NOTE 3—Management Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is payable monthly and computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

For BNY Mellon Short-Term U.S. Government Securities Fund, the Adviser has contractually agreed, from September 1, 2022 through December 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .50% of the value of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $64,108 during the period ended February 28, 2023.

Pursuant to the Administration Agreement, BNY Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 4 summarizes the amounts Investor shares were charged during the period ended February 28, 2023, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 4—Shareholder Services Plan Fees

BNY Mellon Bond Fund	$ 11,035
BNY Mellon Intermediate Bond Fund	8,451
BNY Mellon Corporate Bond Fund	6,586
BNY Mellon Short-Term U.S. Government Securities Fund	1,942

The funds have an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the funds include net earnings credits, if any, as shareholder servicing costs in the Statements of Operations.

The funds have an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the funds include this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

Each fund compensates the Transfer Agent, under a transfer agency agreement, for providing cash management services

47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

inclusive of earnings credits, if any, for the funds. The Transfer Agent fees are comprised of amounts paid on cash management fees which are related to fund subscriptions and redemptions. BNY Mellon pays each fund’s Transfer Agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. During the period ended February 28, 2023, there were no Transfer Agent fees charged to the funds.

Each fund compensates the Custodian, under a custody agreement, for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 5 summarizes the amount each fund was charged during the period ended February 28, 2023 pursuant to the custody agreement.

Table 5—Custodian Fees

BNY Mellon Bond Fund	$ 11,012
BNY Mellon Intermediate Bond Fund	5,834
BNY Mellon Corporate Bond Fund	4,818
BNY Mellon Short-Term U.S. Government Securities Fund	5,894

Each fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the funds’ check writing privilege. Table 6 summarizes the amount each fund was charged during the period ended February 28, 2023 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 6—BNY Mellon Cash Management Fees

BNY Mellon Bond Fund	$ 57
BNY Mellon Intermediate Bond Fund	83
BNY Mellon Corporate Bond Fund	40
BNY Mellon Short-Term U.S. Government Securities Fund	14

During the period ended February 28, 2023, each fund was charged $7,875 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 7 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

Table 7—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Management Fee ($)	Administration Fee ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	BNY Mellon Cash Management Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Bond Fund	351,897	118,730	1,653	15,200	20	2,573	-
BNY Mellon Intermediate Bond Fund	176,732	59,655	1,348	8,000	24	2,573	-
BNY Mellon Corporate Bond Fund	139,415	47,064	762	7,200	20	2,573	-
BNY Mellon Short-Term U.S. Government Securities Fund	46,996	18,155	291	8,000	6	2,573	(12,076)

48

NOTE 4—Securities Transactions:

Table 8 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended February 28, 2023.

Table 9 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2023.

At February 28, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 8—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	257,960,942	268,324,069
BNY Mellon Intermediate Bond Fund	104,499,609	159,590,583
BNY Mellon Corporate Bond Fund	27,777,056	139,733,192
BNY Mellon Short-Term U.S. Government Securities Fund	69,933,287	70,511,670

Table 9—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Bond Fund	3,884,127	118,642,840	(114,758,713)
BNY Mellon Intermediate Bond Fund	1,180,590	36,414,648	(35,234,058)
BNY Mellon Corporate Bond Fund	2,539,096	49,569,509	(47,030,413)
BNY Mellon Short-Term U.S. Government Securities Fund	254,655	7,423,983	(7,169,328)

49

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50

For More Information

BNY Mellon Funds Trust

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Administrator

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 534434, Pittsburgh, Pennslylvania 15253-4434

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation	MFTSA0223-TB

BNY Mellon Funds Trust

BNY Mellon Government Money Market Fund

BNY Mellon National Municipal Money Market Fund

SEMI-ANNUAL REPORT February 28, 2023

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

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The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2022 to February 28, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 28, 2023

	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.65	$2.90
Ending value (after expenses)	$1,017.10	$1,015.90
Annualized expense ratio (%)	.33	.58
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.70	$2.94
Ending value (after expenses)	$1,011.00	$1,009.70
Annualized expense ratio (%)	.34	.59
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 28, 2023

	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.66	$2.91
Ending value (after expenses)	$1,023.16	$1,021.92
Annualized expense ratio (%)	.33	.58
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.71	$2.96
Ending value (after expenses)	$1,023.11	$1,021.87
Annualized expense ratio (%)	.34	.59
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2

STATEMENT OF INVESTMENTS
February 28, 2023 (Unaudited)

BNY Mellon Government Money Market Fund
U.S. Government Agencies Obligations - 12.7%	Annualized Yield (%)	Principal Amount ($)		Value ($)
Federal Farm Credit Banks:
3/1/2023, 3 Month SOFR +0.05%	4.60	3,000,000	[a]	3,000,000
Federal Home Loan Banks:
3/1/2023, 3 Month SOFR +0.02%	4.57	5,000,000	[a]	5,000,000
3/1/2023, 3 Month SOFR +0.03%	4.58	4,000,000	[a]	4,000,000
3/1/2023, 3 Month SOFR +0.03%	4.58	4,000,000	[a]	4,000,000
3/1/2023, 3 Month SOFR +0.05%	4.60	6,000,000	[a]	6,000,000
3/1/2023, 3 Month SOFR +0.05%	4.60	5,000,000	[a]	5,000,000
3/1/2023, 3 Month SOFR +0.05%	4.60	2,000,000	[a]	2,000,000
3/1/2023, 3 Month SOFR +0.06%	4.61	3,000,000	[a]	3,000,000
3/1/2023, 3 Month SOFR +0.07%	4.62	3,000,000	[a]	3,000,000
3/1/2023, 3 Month SOFR +0.07%	4.62	4,000,000	[a]	4,000,000
4/24/2023	4.38	2,000,000	[b]	1,987,130
4/26/2023	4.73	6,000,000	[b]	5,956,749
2/9/2024	5.08	2,000,000	[b]	1,908,383
Total U.S. Government Agencies Obligations (cost $48,852,262)				48,852,262
U.S. Treasury Bills - 5.9%
3/21/2023	4.59	4,000,000	[b]	3,989,956
3/28/2023	4.59	15,000,000	[b]	14,949,206
4/18/2023	4.74	4,000,000	[b]	3,975,200
Total U.S. Treasury Bills (cost $22,914,362)				22,914,362
U.S. Treasury Floating Rate Notes - 13.2%
3/1/2023, 3 Month U.S. T-BILL -0.08%	4.73	8,000,000	[a]	7,996,488
3/1/2023, 3 Month U.S. T-BILL +0.03%	4.81	5,000,000	[a]	5,000,190
3/1/2023, 3 Month U.S. T-BILL +0.03%	4.84	15,000,000	[a]	15,000,058
3/1/2023, 3 Month U.S. T-BILL +0.04%	4.84	5,000,000	[a]	5,000,000
3/1/2023, 3 Month U.S. T-BILL +0.04%	4.84	10,000,000	[a]	9,995,435
3/1/2023, 3 Month U.S. T-BILL +0.14%	4.95	5,000,000	[a]	4,996,062
3/1/2023, 3 Month U.S. T-BILL +0.20%	5.01	3,000,000	[a]	3,000,000
Total U.S. Treasury Floating Rate Notes (cost $50,988,233)				50,988,233
Repurchase Agreements - 67.8%
ABN Amro Bank, Tri-Party Agreement thru BNY Mellon, dated 2/28/2023, due at 3/1/2023 in the amount of $65,008,215 (fully collateralized by: U.S. Treasuries (including strips), 0.50%-3.38%, due 1/31/2024-8/15/2046, valued at $66,300,005)	4.55	65,000,000		65,000,000
Bank of Nova Scotia, Tri-Party Agreement thru BNY Mellon, dated 2/28/2023, due at 3/1/2023 in the amount of $70,008,750 (fully collateralized by: U.S. Treasuries (including strips), 0.00%-6.25%, due 3/16/2023-2/15/2052, valued at $71,408,926)	4.50	70,000,000		70,000,000
BNP Paribas SA, Tri-Party Agreement thru BNY Mellon, dated 2/28/2023, due at 3/1/2023 in the amount of $50,006,264 (fully collateralized by: U.S. Treasuries (including strips), 0.00%-2.88%, due 4/15/2023-4/30/2029, valued at $51,000,025)	4.51	50,000,000		50,000,000
Fixed Income Clearing Corp., Tri-Party Agreement thru Northern Trust Company, dated 2/28/2023, due at 3/1/2023 in the amount of $50,006,292 (fully collateralized by: U.S. Treasuries (including strips), 2.75%, due 5/31/2029, valued at $51,000,850)	4.53	50,000,000		50,000,000

3

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Government Money Market Fund(continued)
Repurchase Agreements - 67.8%(continued)	Annualized Yield (%)	Principal Amount ($)	Value ($)
ING Financial Markets LLC, Tri-Party Agreement thru BNY Mellon, dated 2/28/2023, due at 3/1/2023 in the amount of $26,003,286 (fully collateralized by: U.S. Treasuries (including strips), 0.13%-4.00%, due 12/31/2023-8/15/2051, valued at $26,520,000)	4.55	26,000,000	26,000,000
Total Repurchase Agreements (cost $261,000,000)			261,000,000
Total Investments (cost $383,754,857)		99.6%	383,754,857
Cash and Receivables (Net)		.4%	1,483,731
Net Assets		100.0%	385,238,588

a Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date. Security description also includes the reference rate and spread if published and available.

b Security is a discount security. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
Repurchase Agreements	67.8
U.S. Treasury Securities	19.1
U.S. Government Agencies Obligations	12.7
99.6

† Based on net assets.

See notes to financial statements.

4

BNY Mellon National Municipal Money Market Fund
Short-Term Investments - 99.6%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 4.4%
Mobile County Industrial Development Authority, Revenue Bonds (SSAB Alabama) (LOC; Swedbank AB) Ser. A	3.62	3/7/2023	1,000,000	[a]	1,000,000
Mobile County Industrial Development Authority, Revenue Bonds (SSAB Alabama) (LOC; Swedbank AB) Ser. B	3.62	3/7/2023	10,000,000	[a]	10,000,000
				11,000,000
Arizona - 1.0%
Tender Option Bond Trust Receipts (Series 2019-XG0231), (Illinois Finance Authority, Revenue Bonds (Liquidity Agreement; Bank of America NA & LOC; Bank of America NA)), Trust Maturity Date 1/1/2054	3.50	3/7/2023	2,600,000	[a,b,c]	2,600,000
Arkansas - .1%
Ashdown School District No 31, GO, Refunding (Insured; State Aid Withholding)	1.00	4/1/2023	170,000		169,664
California - 6.8%
ABAG Finance Authority for Nonprofit Corp., Revenue Bonds (The Grauer Foundation for Education Project) (LOC; Comerica Bank)	3.52	3/7/2023	1,440,000	[a]	1,440,000
California Infrastructure & Economic Development Bank, Revenue Bonds (Society for the Blind Project) (LOC; U.S. Bank NA)	3.52	3/7/2023	1,590,000	[a]	1,590,000
Los Angeles, COP (Kadima Hebrew Academy) (LOC; California Bank & Trust) Ser. A	4.08	3/7/2023	5,885,000	[a]	5,885,000
Sacramento County Housing Authority, Revenue Bonds, Refunding (LOC; FNMA) Ser. D	3.48	3/7/2023	8,000,000	[a]	8,000,000
				16,915,000
Colorado - .1%
Colorado Housing & Finance Authority, Revenue Bonds (MF Project) Ser. A2	1.55	4/1/2023	185,000		184,767
Florida - 9.4%
Florida Development Finance Corp., Revenue Bonds (Center Court Properties Project) (LOC; Wells Fargo Bank NA)	3.43	3/7/2023	980,000	[a]	980,000
Miami-Dade County Industrial Development Authority, Revenue Bonds, Refunding (Florida Power & Light Co.)	2.75	3/1/2023	4,700,000	[a]	4,700,000
Sarasota County, Revenue Bonds (Planned Parenthood Project) (LOC; BMO Harris Bank NA)	3.48	3/7/2023	5,230,000	[a]	5,230,000
Tender Option Bond Trust Receipts (Series 2021-XM0963), (Florida Broward County Tourist Development, Revenue Bonds, Refunding (Convention Center Expansion Project) (Liquidity Agreement; Morgan Stanley)), Trust Maturity Date 9/1/2047	3.47	3/7/2023	3,000,000	[a,b,c]	3,000,000
Tender Option Bond Trust Receipts (Series 2022-XM0985), (Broward County Convention Center Hotel, Revenue Bonds) (Liquidity Agreement; JP Morgan Chase Bank NA)), Trust Maturity Date 1/1/2030	3.54	3/7/2023	9,500,000	[a,b,c]	9,500,000
				23,410,000
Georgia - 1.7%
Macon Water Authority, Revenue Bonds, Refunding, Ser. B	3.50	3/7/2023	950,000	[a]	950,000
Tender Option Bond Trust Receipts (Series 2018-XF0708), (Bryan County School District, GO (Insured; State Aid Withholding) (Liquidity Agreement; JPMorgan Chase Bank NA)), Trust Maturity Date 8/1/2024	3.52	3/7/2023	3,200,000	[a,b,c]	3,200,000
				4,150,000
Illinois - 1.7%
Illinois Educational Facilities Authority, Revenue Bonds (The Lincoln Park Society) (LOC; Citibank NA)	3.50	3/7/2023	100,000	[a]	100,000
5

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 99.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Illinois - 1.7% (continued)
Illinois Educational Facilities Authority, Revenue Bonds, Refunding (The Newberry Library) (LOC; Northern Trust Company)	3.50	3/7/2023	1,400,000	[a]	1,400,000
Illinois Finance Authority, Revenue Bonds, Refunding (Community Action Partnership of Lake County) (LOC; BMO Harris Bank NA) Ser. A	3.51	3/7/2023	2,645,000	[a]	2,645,000
				4,145,000
Indiana - .2%
Huntington, Revenue Bonds, Refunding (Hunting University) (LOC; Wells Fargo Bank NA)	3.53	3/7/2023	575,000	[a]	575,000
Iowa - 3.3%
Tender Option Bond Trust Receipts (Series 2022-XF2983), (Lowa Finance Authority outstanding Midwestern Disaster Area, Revenue Bonds, Refunding (Lowa Fertilizer company project)), Trust Maturity Date 12/1/2050	3.50	3/7/2023	8,145,000	[a,b,c]	8,145,000
Kentucky - 3.3%
Boone County, Revenue Bonds, Refunding (Duke Energy) (LOC; Sumitomo Mitsui Banking)	3.55	3/7/2023	250,000	[a]	250,000
Tender Option Bond Trust Receipts (Series 2018-XG0189), (Fayette County School District Finance Corp., Revenue Bonds (Liquidity Agreement; JPMorgan Chase Bank NA)), Trust Maturity Date 11/1/2023	3.52	3/7/2023	7,880,000	[a,b,c]	7,880,000
				8,130,000
Louisiana - 1.4%
Louisiana Housing Corp., Revenue Bonds (Belmont Village Apartments Project)	3.52	3/7/2023	3,415,000	[a]	3,415,000
Maryland - 2.6%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Stella Maris) (LOC; M&T Bank)	3.48	3/7/2023	4,220,000	[a,b]	4,220,000
Tender Option Bond Trust Receipts (Series 2022-XF3015), (Maryland Economic Development Corporation, Revenue Bonds (929 N Wolfe Street Project) (Liquidity Agreement; Mizuho Capital Markets LLC) Ser. A), Trust Maturity Date 9/1/2027	3.64	3/7/2023	2,200,000	[a,b,c]	2,200,000
				6,420,000
Massachusetts - .8%
New Bedford, BAN, Refunding, Ser. B	3.00	4/13/2023	2,000,000		2,000,167
Mississippi - 1.2%
Mississippi Business Finance Corp., Revenue Bonds, Refunding (Jackson Heart Realty) (LOC; Trustmark National Bank)	3.49	3/7/2023	2,090,000	[a]	2,090,000
Mississippi Hospital Equipment & Facilities Authority, CP, Ser. 2020	2.48	3/3/2023	885,000		884,970
				2,974,970
Missouri - .1%
Odessa Reorganized School District No. R-7, GO, Refunding	2.00	3/1/2023	300,000		300,000
Nebraska - 5.2%
Tender Option Bond Trust Receipts (Series 2022-XF3009), (Central Plains Energy Project, Revenue Bonds (Project No. 5) (Liquidity Agreement; Barclays Bank PLC & LOC; Barclays Bank PLC) Ser. 2), Trust Maturity Date 5/1/2053	3.52	3/7/2023	13,000,000	[a,b,c]	13,000,000
New Jersey - .5%
Burlington County Bridge Commission, GO, Refunding, Ser. A	3.00	4/14/2023	300,000		299,816
Fort Lee Board of Education, GO (Insured; Assured Guaranty Municipal Corp.)	3.00	3/15/2023	600,000		599,904

6

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 99.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - .5% (continued)
New Jersey Economic Development Authority, Revenue Bonds (Somerset Hills YMCA Project) (LOC; TD Bank NA)	3.57	3/7/2023	230,000	[a]	230,000
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (The Matheny School & Hospital) (LOC; Bank of America NA) Ser. A2	3.55	3/7/2023	200,000	[a]	200,000
				1,329,720
New York - 5.2%
Oneida County Industrial Development Agency, Revenue Bonds (Mohawk Valley Community College Dormitory Corp.) (LOC; M&T Bank) Ser. A	3.48	3/7/2023	3,840,000	[a]	3,840,000
Oswego County Industrial Development Agency, Revenue Bonds (OH Properties Project) (LOC; M&T Bank) Ser. A	3.57	3/7/2023	235,000	[a]	235,000
Rochester, BAN, Refunding, Ser. I	2.50	3/1/2023	1,640,000		1,640,000
The Erie County Industrial Development Agency, Revenue Bonds (Canisius High School) (LOC; M&T Bank)	3.48	3/7/2023	6,675,000	[a]	6,675,000
Union Springs Central School District, BAN, Refunding (Insured; State Aid Withholding)	3.00	4/28/2023	400,000		399,790
Westchester County Industrial Development Agency, Revenue Bonds (LOC; JP Morgan Chase Bank NA)	3.60	3/7/2023	160,000	[a]	160,000
				12,949,790
North Carolina - .9%
North Carolina Capital Facilities Finance Agency, Revenue Bonds, Refunding (Rocky Mount Preparatory School) (LOC; Truist Bank)	3.45	3/7/2023	2,160,000	[a]	2,160,000
Ohio - .6%
Hamilton County, Revenue Bonds (Boys/Girls Clubs of Greater Cincinnati Project) (LOC; PNC Bank NA)	3.50	3/7/2023	900,000	[a]	900,000
Hamilton County, Revenue Bonds (The Children's Home of Cincinnati Ohio) (LOC; U.S. Bank NA)	3.62	3/7/2023	195,000	[a]	195,000
Port of Greater Cincinnati Development Authority, Revenue Bonds (Cincinnati Zoo Project) (LOC; U.S. Bank NA)	3.62	3/7/2023	105,000	[a]	105,000
Port of Greater Cincinnati Development Authority, Revenue Bonds (Cincinnati Zoo Project) (LOC; U.S. Bank NA)	3.62	3/7/2023	260,000	[a]	260,000
				1,460,000
Oklahoma - .1%
Tulsa County Independent School District No. 1 Tulsa, GO, Ser. A	2.25	4/1/2023	200,000		199,919
Pennsylvania - 6.2%
Hempfield Area School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	2.50	3/15/2023	300,000		299,937
Lancaster County Hospital Authority, Revenue Bonds (Quarryville Presbyterian Retirement Community) (LOC; M&T Bank)	3.52	3/7/2023	6,450,000	[a]	6,450,000
Montgomery County Industrial Development Authority, Revenue Bonds (Girl Scouts of Eastern Pennsylvania) (LOC; TD Bank NA)	3.57	3/7/2023	340,000	[a]	340,000
Tender Option Bond Trust Receipts (Series 2018-XL0061), (Berks County Industrial Development Authority, Revenue Bonds, Refunding (Tower Health Project) (Liquidity Agreement; Barclays Bank PLC & LOC; Barclays Bank PLC)), Trust Maturity Date 11/1/2025	3.50	3/7/2023	4,490,000	[a,b,c]	4,490,000
Tender Option Bond Trust Receipts (Series 2022-XM1057), (Southeastern Pennsylvania Transportation Authority, Revenue Bonds (Asset Improvement Program) (Liquidity Agreement; Bank of America NA)), Trust Maturity Date 6/1/2047	3.47	3/7/2023	2,500,000	[a,b,c]	2,500,000

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 99.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 6.2% (continued)
York Redevelopment Authority, Revenue Bonds (LOC; M&T Bank)	3.48	3/7/2023	1,235,000	[a]	1,235,000
				15,314,937
Rhode Island - 1.0%
Tender Option Bond Trust Receipts (Series 2022-XM1045), (Rhode Island State Health & Education Building Corporation Public School, Revenue Bonds (Liquidity Agreement; Royal Bank of Canada) Ser. F), Trust Maturity Date 5/15/2030	3.48	3/7/2023	2,500,000	[a,b,c]	2,500,000
South Carolina - 9.0%
North Charleston, Tax Allocation Bonds (Charleston Naval Complex)	3.58	3/7/2023	1,000,000	[a]	1,000,000
South Carolina Educational Facilities Authority, Revenue Bonds (Spartanburg Methodist College) (LOC; Truist Bank)	3.45	3/7/2023	100,000	[a]	100,000
Tender Option Bond Trust Receipts (Series 2022-XF3047), (South Carolina Jobs-Economic Development Authority, Revenue Bonds (The Park at Vietti Apartments Project) (LOC; Mizuho Capital Markets LLC) Ser. A), Trust Maturity Date 6/1/2028	3.64	3/7/2023	8,700,000	[a,b,c]	8,700,000
Tender Option Bond Trust Receipts (Series 2022-XF3075), (South Carolina Jobs-Economic Development Authority, Revenue Bonds (Park At Sondrio Apartments Project) (LOC; Mizuho Capital Markets LLC) Ser. A), Trust Maturity Date 6/1/2028	3.64	3/7/2023	12,480,000	[a,b,c]	12,480,000
				22,280,000
Tennessee - 7.1%
Hawkins County Industrial Development Board, Revenue Bonds, Refunding (Leggett & Platt Project) (LOC; Wells Fargo Bank NA) Ser. B	3.52	3/7/2023	1,750,000	[a]	1,750,000
The Blount County Tennessee Public Building Authority, Revenue Bonds (Insured; County Guaranteed) (LOC; Truist Bank) Ser. E-7A	3.45	3/7/2023	4,960,000	[a]	4,960,000
The Blount County Tennessee Public Building Authority, Revenue Bonds (Insured; County Guaranteed) Ser. C1A	3.45	3/7/2023	3,335,000	[a]	3,335,000
The Blount County Tennessee Public Building Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) (LOC; Truist Bank) Ser. 6A	3.45	3/7/2023	3,940,000	[a]	3,940,000
The Sevier County Public Building Authority, Revenue Bonds (Insured; County Guaranteed) Ser. 6A1	3.45	3/7/2023	3,740,000	[a]	3,740,000
				17,725,000
Texas - 7.2%
Burleson, GO	2.00	3/1/2023	330,000		330,000
Harris County Texas Cultural Education Facility Finance Corp., CP, Ser. B2	3.00	5/2/2023	300,000		299,691
Mesquite Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A	3.52	3/7/2023	2,500,000	[a]	2,500,000
Tarrant County Housing Finance Corp., Revenue Bonds, Refunding (LOC; FNMA)	3.48	3/7/2023	1,505,000	[a]	1,505,000
Texas, GO, Ser. A	3.50	3/7/2023	5,595,000	[a]	5,595,000
Texas, GO, Ser. A	3.50	3/7/2023	2,135,000	[a]	2,135,000
Texas, GO, Ser. A	3.50	3/7/2023	2,150,000	[a]	2,150,000
Texas, GO, Ser. B	3.50	3/7/2023	3,050,000	[a]	3,050,000
Town of Trophy Club, GO	2.75	3/1/2023	265,000		265,000
				17,829,691

8

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 99.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Utah - 1.8%
Tender Option Bond Trust Receipts (Series 2022-XG0364), (Intermountain Power Agency, Revenue Bonds, Refunding (Liquidity Agreement; Bank of America NA & LOC; Bank of America NA) Ser. A), Trust Maturity Date 7/1/2043	3.48	3/7/2023	4,450,000	[a,b,c]	4,450,000
Virginia - .1%
Alexandria Industrial Development Authority, Revenue Bonds (Young Men's Christian Association of Metuchen) (LOC; M&T Bank)	3.57	3/7/2023	285,000	[a]	285,000
Washington - .3%
Seattle Housing Authority, Revenue Bonds (Douglas Apartments LP Project) (LOC; Keybank NA)	3.60	3/7/2023	800,000	[a]	800,000
West Virginia - .6%
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Cabell Huntington Hospital Inc.) (LOC; Truist Bank) Ser. A	3.45	3/7/2023	1,600,000	[a]	1,600,000
Wisconsin - 15.7%
Cuba School District, BAN	4.00	6/28/2023	3,000,000		3,001,449
Eau Claire Area School District, BAN	4.00	6/21/2023	5,000,000		5,002,333
Fond Du Lac, GO, Ser. A	3.00	3/1/2023	150,000		150,000
Fort Atkinson School District, BAN	4.00	6/22/2023	2,000,000		2,000,980
Oregon School District, GO	2.50	3/1/2023	110,000		110,000
Peshtigo School District, BAN	4.00	6/22/2023	4,000,000		4,001,727
Racine County, GO, Ser. A	2.00	3/1/2023	250,000		250,000
Racine Unified School District, GO, Refunding	2.00	4/1/2023	200,000		199,696
Racine Unified School District, NAN	4.00	8/9/2023	5,000,000		5,012,017
Sun Prairie Area School District, GO, Refunding	2.00	3/1/2023	300,000		300,000
Tender Option Bond Trust Receipts (Series 2018-XF0609), (Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Marshfield Clinic Health System) (Liquidity Agreement; JPMorgan Chase Bank NA & LOC; JPMorgan Chase Bank NA)), Trust Maturity Date 2/15/2024	3.49	3/7/2023	2,000,000	[a,b,c]	2,000,000
Tender Option Bond Trust Receipts (Series 2020-XF2889), (Wisconsin Public Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC & LOC; Mizuho Capital Market LLC) Ser. A), Trust Maturity Date 12/15/2039	3.64	3/7/2023	8,345,000	[a,b,c]	8,345,000

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 99.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Wisconsin - 15.7% (continued)
Tender Option Bond Trust Receipts (Series 2020-XF2901), (Wisconsin Public Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC & LOC; Mizuho Capital Market LLC) Ser. A), Trust Maturity Date 6/15/2035	3.64	3/7/2023	1,980,000	[a,b,c] 1,980,000
Two Rivers Public School District, BAN	4.00	6/28/2023	6,635,000	6,638,682
			38,991,884
Total Investments (cost $247,410,509)			99.6%	247,410,509
Cash and Receivables (Net)			0.4%	1,067,574
Net Assets			100.0%	248,478,083

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2023, these securities amounted to $101,190,000 or 40.72% of net assets.

c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates). These securities are not an underlying piece for any of the Adviser long-term Inverse floater securities.

Portfolio Summary (Unaudited) †	Value (%)
Education	20.6
Development	16.2
General	14.2
Multifamily Housing	14.1
Facilities	8.1
Medical	6.5
General Obligation	6.4
Nursing Homes	5.3
School District	4.1
Utilities	1.8
Transportation	1.0
Housing	.9
Water	.4
99.6

† Based on net assets.

See notes to financial statements.

10

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

11

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2023 (Unaudited)

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
Assets ($):
Investments in securities—See Statements of Investments†	383,754,857	††	247,410,509
Cash	1,177,853		194,175
Interest receivable	431,396		1,178,821
Prepaid expenses	25,913		25,290
	385,390,019		248,808,795
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)	102,034		68,915
Payable for investment securities purchased	-		201,374
Trustees’ fees and expenses payable	18,333		12,333
Other accrued expenses	31,064		48,090
	151,431		330,712
Net Assets ($)	385,238,588		248,478,083
Composition of Net Assets ($):
Paid-in capital	385,243,515		248,428,999
Total distributable earnings (loss)	(4,927)		49,084
Net Assets ($)	385,238,588		248,478,083
† Investments at cost ($)	383,754,857		247,410,509
†† Value of repurchase agreements—Note 1(b) ($)	261,000,000		-
Net Asset Value Per Share
Class M
Net Assets ($)	376,872,979		248,422,616
Shares Outstanding	376,880,541		248,699,446
Net Asset Value Per Share ($)	1.00		1.00
Investor Shares
Net Assets ($)	8,365,609		55,467
Shares Outstanding	8,365,768		55,524
Net Asset Value Per Share ($)	1.00		1.00

See notes to financial statements.

12

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2023 (Unaudited)

	BNY Mellon Government Money Market Fund	BNY Mellon National Municipal Money Market Fund
Investment Income ($):
Interest Income	7,670,269	3,469,430
Expenses:
Management fee—Note 2(a)	305,896	208,630
Administration fee—Note 2(a)	274,073	186,791
Trustees’ fees and expenses—Note 2(c)	27,097	16,361
Professional fees	22,042	23,379
Registration fees	16,528	16,526
Shareholder servicing costs—Note 2(b)	11,071	71
Chief Compliance Officer fees—Note 2(b)	7,875	7,875
Custodian fees—Note 2(b)	6,841	10,313
Prospectus and shareholders’ reports	5,933	2,820
Miscellaneous	2,570	7,497
Total Expenses	679,926	480,263
Less—reduction in fees due to earnings credits—Note 2(b)	-	(4,982)
Net Expenses	679,926	475,281
Net Investment Income	6,990,343	2,994,149
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	-	50,396
Net Increase in Net Assets Resulting from Operations	6,990,343	3,044,545

See notes to financial statements.

13

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations ($):
Net investment income	6,990,343	1,574,626	2,994,149	883,627
Net realized gain (loss) on investments	-	-	50,396	48,754
Net Increase (Decrease) in Net Assets Resulting from Operations	6,990,343	1,574,626	3,044,545	932,381
Distributions ($):
Distributions to shareholders:
Class M	(6,851,824)	(1,543,647)	(3,023,719)	(898,875)
Investor Shares	(140,938)	(28,560)	(534)	(103)
Total Distributions	(6,992,762)	(1,572,207)	(3,024,253)	(898,978)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M	257,558,652	567,501,254	261,214,953	593,948,050
Investor Shares	10,407,009	16,022,669	-	-
Distributions reinvested:
Class M	10,927	-	-	-
Investor Shares	140,607	28,419	149	29
Cost of shares redeemed:
Class M	(259,787,452)	(545,106,610)	(313,898,704)	(614,012,236)
Investor Shares	(11,190,323)	(18,996,414)	-	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(2,860,580)	19,449,318	(52,683,602)	(20,064,157)
Total Increase (Decrease) in Net Assets	(2,862,999)	19,451,737	(52,663,310)	(20,030,754)
Net Assets ($):
Beginning of Period	388,101,587	368,649,850	301,141,393	321,172,147
End of Period	385,238,588	388,101,587	248,478,083	301,141,393

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Six Months Ended	Class M Shares
	February 28, 2023	Year Ended August 31,
BNY Mellon Government Money Market Fund	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.017	.004	.000[a]	.008	.020	.012
Distributions:
Dividends from net investment income	(.017)	(.004)	(.000)[a]	(.008)	(.020)	(.012)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.71[b]	.39	.01	.84	2.06	1.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.33[c]	.32	.31	.31	.30	.30
Ratio of net expenses to average net assets	.33[c]	.19	.11	.29	.30	.30
Ratio of net investment income to average net assets	3.43[c]	.40	.01	.90	2.05	1.23
Net Assets, end of period ($ x 1,000)	376,873	379,093	356,696	491,999	812,993	774,733

a Amount represents less than $.001 per share.

b Not annualized.

c Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended	Investor Shares
	February 28, 2023	Year Ended August 31,
BNY Mellon Government Money Market Fund	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.016	.003	.000[a]	.007	.018	.010
Distributions:
Dividends from net investment income	(.016)	(.003)	(.000)[a]	(.007)	(.018)	(.010)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.59[b]	.31	.01	.68	1.80	.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58[c]	.57	.56	.56	.55	.55
Ratio of net expenses to average net assets	.58[c]	.25	.11	.46	.55	.55
Ratio of net investment income to average net assets	3.18[c]	.34	.01	.70	1.79	.94
Net Assets, end of period ($ x 1,000)	8,366	9,008	11,954	14,974	17,152	16,904

a Amount represents less than $.001 per share.

b Not annualized.

c Annualized.

See notes to financial statements.

16

	Six Months Ended	Class M Shares
	February 28, 2023	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.011	.003	.000[a]	.007	.013	.009
Distributions:
Dividends from net investment income	(.011)	(.003)	(.000)[a]	(.007)	(.013)	(.009)
Dividends from net realized gain on investments	(.000)[a]	(.000)[a]	-	-	-	-
Total Distributions	(.011)	(.003)	(.000)[a]	(.007)	(.013)	(.009)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.10[b]	.29	.01	.72	1.31	.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.35[c]	.33	.32	.31	.30	.30
Ratio of net expenses to average net assets	.34[c]	.22	.13	.29	.30	.30
Ratio of net investment income to average net assets	2.15[c]	.28	.01	.80	1.30	.93
Net Assets, end of period ($ x 1,000)	248,423	301,086	321,117	361,358	790,984	763,521

a Amount represents less than $.001 per share.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended	Investor Shares
	February 28, 2023	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.010	.002	.000[a]	.006	.011	.007
Distributions:
Dividends from net investment income	(.010)	(.002)	(.000)[a]	(.006)	(.011)	(.007)
Dividends from net realized gain on investments	(.000)[a]	(.000)[a]	-	-	-	-
Total Distributions	(.010)	(.002)	(.000)[a]	(.006)	(.011)	(.007)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.97[b]	.19	.01	.56	1.06	.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.60[c]	.58	.57	.56	.55	.55
Ratio of net expenses to average net assets	.59[c]	.32	.13	.44	.55	.55
Ratio of net investment income to average net assets	1.90[c]	.18	.01	.55	1.10	.69
Net Assets, end of period ($ x 1,000)	55	55	55	55	55	55

a Amount represents less than $.001 per share.

b Not annualized.

c Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty series, including the following diversified funds: BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Government Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Each fund is managed by Dreyfus, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. BNY Mellon serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). BNY Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which BNY Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge..

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a constant net asset value (NAV) per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the funds will be able to maintain a constant NAV per share of $1.00.

BNY Mellon National Municipal Money Market Fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act, and, as such, the fund may, or in certain circumstances, must impose a fee upon the sale of shares or may temporarily suspend redemptions if the fund’s weekly liquid assets fall below required minimums because of market conditions or other factors. BNY Mellon Government Money Market Fund is a “government money market fund” as that term is defined in Rule 2a-7 under the Act, and, as such, the fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the fund’s weekly liquid assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the Trust’s Board of Trustees (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At February 28, 2023, all of the securities in each fund were considered Level 2 within the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

BNY Mellon Government Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Market Risk: The value of the securities in which each fund invests may be affected by political, regulatory, economic and social developments. Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of each relevant fund itself.

Municipal Securities Risk: Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect

20

the yield and/or each relevant fund's ability to maintain a stable net asset value.

Repurchase Agreement Counterparty Risk: The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

(d) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains.

(e) Federal income taxes: It is the policy of BNY Mellon Government Money Market Fund to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

It is the policy of BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2023, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2023, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

BNY Mellon Government Money Market Fund has an unused capital loss carryover of $4,927 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2022. The fund has $222 of short-term capital losses and $4,705 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders for each fund during the fiscal year ended August 31, 2022 was all ordinary income for BNY Mellon Government Money Market Fund and for BNY Mellon National Municipal Money Market Fund were as follows: tax exempt income $882,458, ordinary income $7,379 and long-term capital gains $9,141. The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 28, 2023, the cost of investments for federal income tax purposes for each relevant fund was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

(f) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of February 28, 2023, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Sunset Date.

NOTE 2—Management Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is payable monthly and computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Government Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement, BNY Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 1 summarizes the amounts Investor shares were charged during the period ended February 28, 2023, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 1 —Shareholder Services Plan Fees

BNY Mellon Government Money Market Fund	$11,061
BNY Mellon National Municipal Money Market Fund	69

The funds have an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the funds include net earnings credits, if any, as shareholder servicing costs in the Statements of Operations.

BNY Mellon Government Money Market Fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby BNY Mellon Government Money Market Fund will receive interest income or be charged overdraft fees when positive cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

BNY Mellon National Municipal Money Market Fund has an arrangement with the Custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. For financial reporting purposes, the funds includes net earnings credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates the Transfer Agent, under a transfer agency agreement, for providing cash management services inclusive of earnings credits, if any, for the funds. The Transfer Agent fees are comprised of amounts paid on cash management fees which are related to fund subscriptions and redemptions. BNY Mellon pays each fund’s Transfer Agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. During the period ended February 28, 2023, there were no Transfer Agent fees charged to the funds.

Each fund compensates the Custodian, under a custody agreement, for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 2 summarizes the amount each fund was charged during the period ended February 28, 2023 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 2.

22

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Table 2—Custodian Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Government Money Market Fund	6,841	-
BNY Mellon National Municipal Money Market Fund	10,313	(4,982)

Each fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the funds’ check writing privilege. Table 3 summarizes the amount each fund was charged during the period ended February 28, 2023 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 3 —BNY Mellon Cash Management Fees

BNY Mellon Government Money Market Fund	$10
BNY Mellon National Municipal Money Market Fund	2

During the period ended February 28, 2023, each fund was charged $7,875 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 4 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended February 28, 2023, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $13,030,000 and $50,160,000 respectively.

Table 4—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Management Fee ($)	Administration Fee ($)	Shareholder Services plan Fees ($)	Custodian Fees ($)	BNY Mellon Cash Management Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Government Money Market Fund	46,274	41,934	1,646	9,600	7	2,573
BNY Mellon National Municipal Money Market Fund	30,134	27,308	11	8,888	1	2,573

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For More Information

BNY Mellon Funds Trust

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Administrator

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon Government Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 534434, Pittsburgh, Pennslylvania 15253-4434

Each fund will disclose daily, on www.bnymellonim.com/us, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation	MFTSA0223-MM

BNY Mellon Funds Trust

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

SEMI-ANNUAL REPORT February 28, 2023

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

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The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2022, through February 28, 2023, as provided by John F. Flahive, CFA, Portfolio Manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon National Intermediate Municipal Bond Fund’s (the “fund”) Class M shares produced a total return of 1.23%, and Investor shares produced a total return of 1.19%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of .98% and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of .93% for the same period.2,3,4

Intermediate municipal bonds produced mild gains despite ongoing inflationary pressures and moves by the U.S. Federal Reserve (the “Fed”) to further hike interest rates. The fund outperformed its benchmark largely due to the positive impact of issue selection and sector allocation.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Municipal Bonds Buck Negative Corporate and Treasury Trends

Bond yields generally rose during the reporting period as the Fed increased the federal funds rate in an effort to curb high levels of inflation. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its two consecutive .75% rate hikes in September and November, followed by additional increases of .50% in December and .25% in January. Inflation declined to under 7% in January, and economic growth appeared to soften; however, consumer spending, wage growth and employment numbers remained strong, leading to increased speculation in February that the Fed might need to raise rates higher and for longer than previously anticipated.

As yields rose, bond prices generally declined. The sharpest rise in yields occurred in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 3.26% at the beginning of September 2022 to 3.92% as of February 28, 2023, the two-year Treasury bond yield rose from 3.51% to 4.81% during the same period. Short Treasury yields remained higher than long Treasury yields throughout the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession. Not surprisingly, given the market’s volatility and uncertainty, most short-duration, fixed-income instruments outperformed their longer-duration counterparts during the period.

The municipal bond market bucked the broadly negative trend among Treasury and corporate fixed-income asset classes, delivering positive returns despite headwinds from rising interest rates. While municipal bond yields fluctuated, they generally trended lower during the period. Within the asset class, longer-duration instruments outperformed shorter-duration ones, and higher-credit-quality securities outperformed lower-credit-quality ones.

Sector Allocation and Security Selection Bolster Relative Returns

The fund outperformed the Index due primarily to sector allocation and security selection effects. Overweight allocation and strong issue selection bolstered returns in several sectors, including health care and tobacco and utilities. Long duration proved additive in the local general obligation sector. Issue-specific factors and long duration positioning further enhanced returns among tax-supported and state general obligation holdings, while selection added to returns in utilities. The fund’s relative performance also benefited from the positive impact of Treasury bond futures, positions designed to dampen volatility and lower the fund’s duration. The other sectors added but nowhere as much as treasury futures (+27.7bp positive attribution vs in aggregate +10bp for health care, tobacco and utilities. On the negative side, overweight exposure and issue selection in the transportation sector detracted from relative returns. Other underperforming sectors included higher education, housing and IDR/PCR (industry development revenue/pollution control revenue). From a credit-quality perspective, overweight exposure to BBB rated bonds detracted slightly from performance due to both allocation and selection effects, while AA positions enhanced returns.

Positioned for a More Stable Interest-Rate Environment

While inflationary pressures moderated somewhat during the reporting period, as of February 28, 2023, bond markets continue to face risks associated with elevated inflation, rising interest rates and softening economic fundamentals. Volatility lingers given the ongoing uncertainties regarding the timing and trajectory of Fed policy. At the same time, we believe that the bulk of the Fed’s rate hikes needed to subdue inflation have already been implemented, setting the stage for an environment of more stable, relatively high yields in the municipal bond market. We believe the fund is positioned to take advantage of these conditions with relatively neutral duration exposure and reduced exposure to hedging.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: FactSet. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

4 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

2

For the period from September 1, 2022, through February 28, 2023, as provided by John F. Flahive, Portfolio Manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon National Short-Term Municipal Bond Fund’s (the “fund”) Class M shares produced a total return of .32%, and Investor shares produced a total return of .20%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index2 (the “Index”), produced a total return of .29% and the fund’s former benchmark, the S&P Municipal Bond Short Index, produced a total return of .31% for the same period.3,4

Short-term municipal bonds produced mild gains despite ongoing inflationary pressures and moves by the U.S. Federal Reserve (the “Fed”) to further hike interest rates. The fund generated mixed performance compared to the Index, with relatively strong returns in some areas balanced by relatively weak returns in others.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Municipal Bonds Buck Negative Corporate and Treasury Trends

Bond yields generally rose during the reporting period as the Fed increased the federal funds rate in an effort to curb high levels of inflation. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its two consecutive .75% rate hikes in September and November, followed by additional increases of .50% in December and .25% in January. Inflation declined to under 7% in January, and economic growth appeared to soften; however, consumer spending, wage growth and employment numbers remained strong, leading to increased speculation in February that the Fed might need to raise rates higher and for longer than previously anticipated.

As yields rose, bond prices generally declined. The sharpest rise in yields occurred in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 3.26% at the beginning of September 2022 to 3.92% as of February 28, 2023, the two-year Treasury bond yield rose from 3.51% to 4.81% during the same period. Short Treasury yields remained higher than long Treasury yields throughout the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession. Not surprisingly, given the market’s volatility and uncertainty, most short-duration, fixed-income instruments outperformed their longer-duration counterparts during the period.

The municipal bond market bucked the broadly negative trend among Treasury and corporate fixed-income asset classes, delivering positive returns despite headwinds from rising interest rates. While municipal bond yields fluctuated, they generally trended lower during the period. Within the asset class, longer-duration instruments outperformed shorter-duration ones, and higher-credit-quality securities outperformed lower-credit-quality ones.

Mixed Returns from Sector Allocation and Security Selection

During the period, the fund’s duration moved closer to a neutral position relative to the Index. Nevertheless, the fund held an average duration of 1.60 years during the period compared with an average duration of 1.85 years for the Index at a time when shorter-duration municipal bonds tended to underperform longer-duration instruments. Although the duration gravitated towards the index, we maintained a shorter/ more defensive position vs the Index. From a credit-quality perspective, the fund held slightly overweight exposure to BBB and A rated bonds, a slight overweight to AA rated bonds and a more significant underweight to AAA rated bonds, all of which contributed positively to relative returns. The underweight to AAA and AA was additive and being short duration BBB and single A was beneficial. Most sector positions added value as well, including tax supported, higher education, health care, housing, airports and IDR/PCR (industry development revenue/pollution control revenue). Only utilities detracted from performance relative to the Index.

Positioned for a More Stable Interest-Rate Environment

While inflationary pressures moderated somewhat during the reporting period, as of February 28, 2023, bond markets continue to face risks associated with elevated inflation, rising interest rates and softening economic fundamentals. Volatility lingers given the ongoing uncertainties regarding the timing and trajectory of Fed policy. At the same time, we believe that the bulk of the Fed’s rate hikes needed to subdue inflation have already been implemented, setting the stage for an environment of more stable, relatively high yields in the municipal bond market. We believe the fund is positioned to take advantage of these conditions with relatively neutral duration exposure and overweight exposure to lower-credit-quality issues offering potential yield advantages.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 30, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Short Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard &Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period.

4 Source: Lipper Inc. — The S&P Municipal Bond Short Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal bonds may be subject to state and local taxes. Capital gains, if any, are taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2022, through February 28, 2023, as provided by Gregory J. Conant and Mary Collette O’Brien, Portfolio Managers with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s (the “fund”) Class M shares produced a total return of 1.15%, and Investor shares produced a total return of 1.02%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of .98%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of .93% for the same period. 2,3,4

Intermediate municipal bonds produced mild gains despite ongoing inflationary pressures and moves by the U.S. Federal Reserve (the “Fed”) to further hike interest rates. The fund outperformed its benchmark largely due to the positive impact of issue selection, sector allocation and interest-rate hedges.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. These municipal bonds include those issued by the Commonwealth of Pennsylvania, as well as those issued by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Municipal Bonds Buck Negative Corporate and Treasury Trends

Bond yields generally rose during the reporting period as the Fed increased the federal funds rate in an effort to curb high levels of inflation. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its two consecutive .75% rate hikes in September and November, followed by additional increases of .50% in December and .25% in January. Inflation declined to under 7% in January, and economic growth appeared to soften; however, consumer spending, wage growth and employment numbers remained strong, leading to increased speculation in February that the Fed might need to raise rates higher and for longer than previously anticipated.

As yields rose, bond prices generally declined. The sharpest rise in yields occurred in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 3.26% at the beginning of September 2022 to 3.92% as of February 28, 2023, the two-year Treasury bond yield rose from 3.51% to 4.81% during the same period. Short Treasury yields remained higher than long Treasury yields throughout the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession. Not surprisingly, given the market’s volatility and uncertainty, most short-duration, fixed-income instruments outperformed their longer-duration counterparts during the period.

The municipal bond market bucked the broadly negative trend among Treasury and corporate fixed-income asset classes, delivering positive returns despite headwinds from rising interest rates. While municipal bond yields fluctuated, they generally trended lower during the period. Within the asset class, longer-duration instruments outperformed shorter-duration ones, and higher-credit-quality securities outperformed lower-credit-quality ones.

Sector Allocation, Security Selection and Hedging Bolster Relative Returns

The fund outperformed the Index due primarily to sector allocation and security selection effects. Overweight allocation and strong issue selection bolstered returns in several sectors, including health care, education and IDR/PCR (industry development revenue/pollution control revenue). Issue-specific factors further enhanced returns in the transportation and utilities sectors. Relative performance also benefited significantly from the positive impact of Treasury bond futures, positions designed to dampen volatility and lower the fund’s duration. On the negative side, a few sectors detracted from relative returns, including airports and tax supported. From a credit-quality perspective, mildly overweight exposure to BBB rated bonds detracted slightly from performance due to both allocation and selection effects, while AA positions enhanced returns.

Positioned for a More Stable Interest-Rate Environment

While inflationary pressures moderated somewhat during the reporting period, as of February 28, 2023, bond markets continue to face risks associated with elevated inflation, rising interest rates and softening economic fundamentals. Volatility lingers given the ongoing uncertainties regarding the timing and trajectory of Fed policy. At the same time, we believe that the bulk of the Fed’s rate hikes needed to subdue inflation have already been implemented, setting the stage for an environment of more stable, relatively high yields in the municipal bond market. We believe the fund is positioned to take advantage of these conditions with relatively neutral duration exposure, reduced exposure to hedging and overweight exposure to lower-credit-quality issues.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 30, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the index is not subject to charges, fees and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

4 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are fully taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

For the period from September 1, 2022, through February 28, 2023, as provided by Mary Collette O’Brien and Stephen J. O’Brien, Portfolio Managers of BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s (the “fund”) Class M shares produced a total return of 1.15%, and Investor shares produced a total return of 1.03%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of .98%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of .93% for the same period.2,3,4

Intermediate municipal bonds produced mild gains despite ongoing inflationary pressures and moves by the U.S. Federal Reserve (the “Fed”) to further hike interest rates. The fund outperformed its benchmark largely due to the positive impact of issue selection and sector allocation.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Municipal Bonds Buck Negative Corporate and Treasury Trends

Bond yields generally rose during the reporting period as the Fed increased the federal funds rate in an effort to curb high levels of inflation. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its two consecutive .75% rate hikes in September and November, followed by additional increases of .50% in December and .25% in January. Inflation declined to under 7% in January, and economic growth appeared to soften; however, consumer spending, wage growth and employment numbers remained strong, leading to increased speculation in February that the Fed might need to raise rates higher and for longer than previously anticipated.

As yields rose, bond prices generally declined. The sharpest rise in yields occurred in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 3.26% at the beginning of September 2022 to 3.92% as of February 28, 2023, the two-year Treasury bond yield rose from 3.51% to 4.81% during the same period. Short Treasury yields remained higher than long Treasury yields throughout the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession. Not surprisingly, given the market’s volatility and uncertainty, most short-duration, fixed-income instruments outperformed their longer-duration counterparts during the period.

The municipal bond market bucked the broadly negative trend among Treasury and corporate fixed-income asset classes, delivering positive returns despite headwinds from rising interest rates. While municipal bond yields fluctuated, they generally trended lower during the period. Within the asset class, longer-duration instruments outperformed shorter-duration ones, and higher-credit-quality securities outperformed lower-credit-quality ones.

Sector Allocation and Security Selection Bolster Relative Returns

The fund outperformed the Index due primarily to sector allocation and security selection effects. Overweight allocation and strong issue selection bolstered returns in several sectors, including education and IDR/PCR (industry development revenue/pollution control revenue). The fund’s relative performance also benefited from the positive impact of Treasury bond futures, positions designed to dampen volatility and lower the fund’s duration. On the negative side, overweight exposure and short duration in the health care sector detracted from relative returns. Other notably underperforming sectors included transportation and housing. From a credit-quality perspective, overweight exposure to BBB rated bonds detracted slightly from performance due to both allocation and selection effects, while AA positions enhanced returns.

Positioned for a More Stable Interest-Rate Environment

While inflationary pressures moderated somewhat during the reporting period, as of February 28, 2023, bond markets continue to face risks associated with elevated inflation, rising interest rates and softening economic fundamentals. Volatility lingers given the ongoing uncertainties regarding the timing and trajectory of Fed policy. At the same time, we believe that the bulk of the Fed’s rate hikes needed to subdue inflation have already been implemented, setting the stage for an environment of more stable, relatively high yields in the municipal bond market. We believe the fund is positioned to take advantage of these conditions with relatively neutral duration exposure and reduced exposure to hedging.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

4 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2022, through February 28, 2023, as provided by John F. Flahive and Gregory J. Conant, Portfolio Managers of BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s (the “fund”) Class M shares produced a total return of 1.12%, and Investor shares produced a total return of 1.00%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of .98%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of .93% for the same period.2,3,4

Intermediate municipal bonds produced mild gains despite ongoing inflationary pressures and moves by the U.S. Federal Reserve (the “Fed”) to further hike interest rates. The fund outperformed its benchmark largely due to the positive impact of issue selection, sector allocation and interest-rate hedges.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York State and New York City income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York State and New York City personal income taxes. These municipal bonds include those issued by New York State and New York City, as well as those issued by U.S. territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. Generally, the fund’s average effective portfolio maturity will be between three and ten years.

Municipal Bonds Buck Negative Corporate and Treasury Trends

Bond yields generally rose during the reporting period as the Fed increased the federal funds rate in an effort to curb high levels of inflation. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its two consecutive .75% rate hikes in September and November, followed by additional increases of .50% in December and .25% in January. Inflation declined to under 7% in January, and economic growth appeared to soften; however, consumer spending, wage growth and employment numbers remained strong, leading to increased speculation in February that the Fed might need to raise rates higher and for longer than previously anticipated.

As yields rose, bond prices generally declined. The sharpest rise in yields occurred in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 3.26% at the beginning of September 2022 to 3.92% as of February 28, 2023, the two-year Treasury bond yield rose from 3.51% to 4.81% during the same period. Short Treasury yields remained higher than long Treasury yields throughout the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession. Not surprisingly, given the market’s volatility and uncertainty, most short-duration, fixed-income instruments outperformed their longer-duration counterparts during the period.

The municipal bond market bucked the broadly negative trend among Treasury and corporate fixed-income asset classes, delivering positive returns despite headwinds from rising interest rates. While municipal bond yields fluctuated, they generally trended lower during the period. Within the asset class, longer-duration instruments outperformed shorter-duration ones, and higher-credit-quality securities outperformed lower-credit-quality ones.

Sector Allocation, Security Selection and Hedging Bolster Relative Returns

The fund outperformed the Index due primarily to sector allocation and security-selection effects. From a credit-quality perspective, underweight exposure and good selection among high-quality AA and AAA rated bonds contributed to relative performance. Relative performance also benefited significantly from the positive impact of Treasury bond futures, positions designed to dampen volatility and lower the fund’s duration. Among sector positions, the fund added value in tax supported and utilities. On the negative side, housing and transportation detracted from relative returns, as did overweight exposure and short duration among lower-credit-quality BBB rated bonds.

Positioned for a More Stable Interest-Rate Environment

While inflationary pressures moderated somewhat during the reporting period, as of February 28, 2023, bond markets continue to face risks associated with elevated inflation, rising interest rates and softening economic fundamentals. Volatility lingers given the ongoing uncertainties regarding the timing and trajectory of Fed policy. At the same time, we believe that the bulk of the Fed’s rate hikes needed to subdue inflation have already been implemented, setting the stage for an environment of more stable, relatively high yields in the municipal bond market. We believe the fund is positioned to take advantage of these conditions with relatively neutral duration exposure, reduced exposure to hedging and overweight exposure to lower-credit-quality issues.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 30, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

4 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

For the period from September 1, 2022, through February 28, 2023, as provided by John F. Flahive, CFA, Portfolio Manager with BNY Mellon Investment Adviser, Inc.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Municipal Opportunities Fund’s (the “fund”) Class M shares produced a total return of 1.21%, and Investor shares produced a total return of 1.00%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Municipal Bond Index (the “Index”), produced a total return of .66% for the same period.2

Municipal bonds produced mild gains despite ongoing inflationary pressures and moves by the U.S. Federal Reserve (the “Fed”) to further hike interest rates. The fund outperformed its benchmark largely due to the positive impact of interest-rate hedges.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated, fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated, foreign-debt securities, such as Brady bonds and sovereign-debt obligations.

We seek to deliver value-added, excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative-value opportunities within the municipal bond market. Although the fund seeks to be diversified by geography and sector, it may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Municipal Bonds Buck Negative Corporate and Treasury Trends

Bond yields generally rose during the reporting period as the Fed increased the federal funds rate in an effort to curb high levels of inflation. Although inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its two consecutive .75% rate hikes in September and November, followed by additional increases of .50% in December and .25% in January. Inflation declined to under 7% in January, and economic growth appeared to soften; however, consumer spending, wage growth and employment numbers remained strong, leading to increased speculation in February that the Fed might need to raise rates higher and for longer than previously anticipated.

As yields rose, bond prices generally declined. The sharpest rise in yields occurred in the short end of the yield curve. While the benchmark 10-year Treasury bond yield rose from 3.26% at the beginning of September 2022 to 3.92% as of February 28, 2023, the two-year Treasury bond yield rose from 3.51% to 4.81% during the same period. Short Treasury yields remained higher than long Treasury yields throughout the reporting period, a condition known as an inverted yield curve, generally seen as a precursor to economic recession. Not surprisingly, given the market’s volatility and uncertainty, most short-duration, fixed-income instruments outperformed their longer-duration counterparts during the period.

The municipal bond market bucked the broadly negative trend among Treasury and corporate fixed-income asset classes, delivering positive returns despite headwinds from rising interest rates. While municipal bond yields fluctuated, they generally trended lower during the period. Within the asset class, longer-duration instruments outperformed shorter-duration ones, and higher-credit-quality securities outperformed lower-credit-quality ones.

Interest-Rate Futures Enhance Relative Returns

The fund outperformed the Index due primarily to the positive impact of Treasury bond futures, positions designed to dampen volatility and lower the fund’s duration. These positions significantly bolstered the fund’s absolute and relative performance as Treasury yields rose more than municipal bond yields. The fund also derived mildly positive relative performance from cash holdings, which further cushioned volatility, and from positions in AA rated bonds, which benefited from duration effect. From a sector perspective, performance was largely determined by credit quality. For example, the nursing home and project finance sectors, which tended to exhibit lower-credit-quality characteristics, underperformed. Higher-quality credits in areas such as toll roads and charter schools, delivered stronger results.

Positioned for a More Stable Interest-Rate Environment

While inflationary pressures moderated somewhat during the reporting period, as of February 28, 2023, bond markets continue to face risks associated with elevated inflation, rising interest rates and softening economic fundamentals. Volatility lingers given the ongoing uncertainties regarding the timing and trajectory of Fed policy. At the same time, we believe that the bulk of the Fed’s rate hikes needed to subdue inflation have already been implemented, setting the stage for an environment of more stable, relatively high yields in the municipal bond market. The fund is positioned to take advantage of these conditions with greater exposure than the Index to below-investment-grade issues that offer a yield advantage over higher-credit-quality bonds. The fund also remains heavily hedged with interest-rate futures to dampen volatility and lower duration, while maintaining ample liquidity to take advantage of market dislocations as they arise.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the USD-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2022 to February 28, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 28, 2023

	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.59	$3.84
Ending value (after expenses)	$1,012.30	$1,011.90
Annualized expense ratio (%)	.52	.77
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.19	$3.43
Ending value (after expenses)	$1,003.20	$1,002.00
Annualized expense ratio (%)	.44	.69
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.94	$4.19
Ending value (after expenses)	$1,011.50	$1,010.20
Annualized expense ratio (%)	.59	.84
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.99	$4.24
Ending value (after expenses)	$1,011.50	$1,010.30
Annualized expense ratio (%)	.60	.85
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.94	$4.19
Ending value (after expenses)	$1,011.20	$1,010.00
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.69	$4.93
Ending value (after expenses)	$1,012.10	$1,010.00
Annualized expense ratio (%)	.74	.99
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 28, 2023

	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.61	$3.86
Ending value (after expenses)	$1,022.22	$1,020.98
Annualized expense ratio (%)	.52	.77
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.21	$3.46
Ending value (after expenses)	$1,022.61	$1,021.37
Annualized expense ratio (%)	.44	.69
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.96	$4.21
Ending value (after expenses)	$1,021.87	$1,020.63
Annualized expense ratio (%)	.59	.84
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.01	$4.26
Ending value (after expenses)	$1,021.82	$1,020.58
Annualized expense ratio (%)	.60	.85
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.96	$4.21
Ending value (after expenses)	$1,021.87	$1,020.63
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.71	$4.96
Ending value (after expenses)	$1,021.12	$1,019.89
Annualized expense ratio (%)	.74	.99
†	Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
February 28, 2023 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8%
Alabama - 1.9%
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2026	4,250,000	[a]	4,228,741
Black Belt Energy Gas District, Revenue Bonds (Gas Project) Ser. F	5.50	12/1/2028	8,000,000	[a]	8,451,629
Black Belt Energy Gas District, Revenue Bonds (Project No. 6) Ser. B	4.00	12/1/2026	15,000,000	[a]	14,924,968
Southeast Energy Authority, Revenue Bonds (Project No. 4) Ser. B1	5.00	8/1/2028	5,000,000	[a]	5,155,373
				32,760,711
Alaska - .3%
Alaska Housing Finance Corp., Revenue Bonds, Ser. A	3.00	6/1/2051	4,715,000		4,523,378
Arizona - 3.0%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2049	2,000,000		1,727,813
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2035	850,000		895,873
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2034	1,000,000		1,063,305
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2033	900,000		964,805
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2025	650,000		594,506
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2027	525,000		454,492
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2029	675,000		554,825
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2028	1,000,000		844,947
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2026	600,000		539,196
Arizona Industrial Development Authority, Revenue Bonds (Greathearts Arizona Project) Ser. A	3.00	7/1/2035	795,000		696,206
Arizona Industrial Development Authority, Revenue Bonds (Greathearts Arizona Project) Ser. A	3.00	7/1/2036	820,000		701,953
Arizona Industrial Development Authority, Revenue Bonds (Greathearts Arizona Project) Ser. A	3.00	7/1/2034	770,000		688,485
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2035	3,050,000		3,240,650
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2034	10,000,000		10,672,212
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group) Ser. B	5.00	1/1/2034	15,935,000		17,983,672
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2035	6,000,000		6,500,876
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2029	5,000,000		5,545,138
				53,668,954
California - 6.5%
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	1,500,000		1,537,073
Bay Area Toll Authority, Revenue Bonds, Refunding, Ser. A	2.63	4/1/2026	10,000,000	[a]	9,715,180
California, GO	5.25	10/1/2039	5,000,000		5,293,201
California, GO, Refunding	3.00	9/1/2030	8,785,000		8,752,433
California Community Choice Financing Authority, Revenue Bonds (Green Bond) Ser. B1	4.00	8/1/2031	1,475,000	[a]	1,467,248
California Community Choice Financing Authority, Revenue Bonds (Green Bond), Ser. C	5.25	10/1/2031	3,000,000	[a]	3,123,726
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	250,000		267,853
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	300,000		322,405

10

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
California - 6.5% (continued)
California Health Facilities Financing Authority, Revenue Bonds (City of Hope Obligated Group)	5.00	11/15/2049	5,375,000		5,430,371
California Health Facilities Financing Authority, Revenue Bonds (Lucile Salter Packard Children's Hospital at Stanford Obligated Group)	4.00	11/15/2047	1,120,000		1,058,128
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Adventist Health System Obligated Group) Ser. A	4.00	3/1/2033	6,990,000		6,991,076
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Children's Hospital of Orange County Obligated Group)	3.00	11/1/2036	1,250,000		1,094,268
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Stanford Health Care Obligated Group)	3.00	8/15/2025	255,000	[a]	254,467
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2036	385,000		364,423
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2031	315,000		311,265
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2035	315,000		303,178
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2032	225,000		221,159
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2033	235,000		230,318
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2034	250,000		243,481
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing Corp.)	4.00	1/1/2031	500,000		535,412
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing Corp.)	4.00	1/1/2028	470,000		490,057
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing Corp.)	4.00	1/1/2029	425,000		448,042
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2023	9,080,000	[b]	9,125,494
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	4.21	6/1/2050	7,250,000		5,801,997
Los Angeles Department of Airports, Revenue Bonds (Green Bond)	5.00	5/15/2031	5,875,000		6,533,132
Los Angeles Department of Airports, Revenue Bonds, Refunding	5.00	5/15/2031	1,620,000		1,789,279
Los Angeles Department of Airports, Revenue Bonds, Refunding	5.00	5/15/2032	2,840,000		3,132,926
Los Angeles Department of Airports, Revenue Bonds, Refunding	5.00	5/15/2033	2,055,000		2,258,416
Los Angeles Department of Airports, Revenue Bonds, Refunding	5.00	5/15/2031	4,470,000		4,970,741
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2026	1,500,000		1,560,263
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2025	1,240,000		1,271,634
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2033	4,000,000	[c]	2,773,413
Riverside County Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.25	6/1/2023	5,000,000	[b]	5,026,847
Sacramento County Water Financing Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. B, 3 Month LIBOR x0.67 +0.55%	3.74	6/1/2034	8,000,000	[d]	7,767,815
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. D	5.00	5/1/2024	4,375,000		4,440,745
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. G	5.00	5/1/2027	5,045,000		5,306,882

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8% (continued)
California - 6.5% (continued)
Santa Maria Joint Union High School District, GO	3.00	8/1/2040	2,390,000	1,982,254
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization Corp.)	5.00	6/1/2037	2,000,000	2,124,393
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization Corp.)	5.00	6/1/2034	500,000	543,979
				114,864,974
Colorado - 1.4%
Colorado, COP, Ser. A	4.00	12/15/2036	3,000,000	3,021,931
Colorado Educational & Cultural Facilities Authority, Revenue Bonds (LOC; TD Bank NA) Ser. F2	2.50	7/1/2041	1,600,000	[e] 1,600,000
Colorado Energy Public Authority, Revenue Bonds	6.13	11/15/2023	1,275,000	1,292,292
Colorado Housing & Finance Authority, Revenue Bonds (Insured; Government National Mortgage Association) Ser. F	4.25	11/1/2049	3,195,000	3,198,863
Colorado Housing & Finance Authority, Revenue Bonds, Ser. B	3.75	5/1/2050	3,505,000	3,465,818
Denver City & County Airport System, Revenue Bonds, Ser. A	5.00	11/15/2033	5,000,000	5,027,256
E-470 Public Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2040	1,450,000	1,454,729
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2032	1,300,000	1,404,842
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	7/15/2032	1,905,000	2,057,518
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2029	1,400,000	1,487,754
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2030	1,000,000	1,072,192
				25,083,195
Connecticut - 1.2%
Connecticut, GO, Ser. B	4.00	1/15/2037	4,425,000	4,468,023
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Connecticut College) Ser. M	4.00	7/1/2038	1,045,000	1,006,539
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Fairfield University) Ser. R	3.25	7/1/2035	1,785,000	1,599,401
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	4.00	7/1/2035	4,000,000	3,878,670
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2034	6,215,000	6,743,941
Connecticut Housing Finance Authority, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D1	4.00	11/15/2047	885,000	880,149
Windsor, GO, Refunding	2.00	6/15/2030	1,420,000	1,252,496
Windsor, GO, Refunding	2.00	6/15/2029	1,420,000	1,280,298
				21,109,517
Delaware - .3%
University of Delaware, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2023	5,440,000	[b] 5,456,471
District of Columbia - 2.3%
District of Columbia, Revenue Bonds, Refunding (Friendship Public Charter School)	5.00	6/1/2036	3,200,000	3,246,277
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group) Ser. A	5.00	7/1/2042	5,955,000	5,957,393
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group) Ser. A	5.00	7/1/2037	4,925,000	4,990,016
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. B	5.00	7/1/2037	1,010,000	1,023,333
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2027	10,000,000	10,618,413
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2026	7,000,000	7,321,411

12

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
District of Columbia - 2.3% (continued)
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2028	5,080,000		5,461,109
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2036	1,250,000		1,236,080
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2038	1,000,000		974,971
				40,829,003
Florida - 3.8%
Broward County Tourist Development, Revenue Bonds, Refunding	4.00	9/1/2036	5,000,000		5,081,487
Florida Department of Transportation Turnpike System, Revenue Bonds, Refunding, Ser. C	4.50	7/1/2040	8,710,000		8,717,809
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2035	1,000,000		1,002,863
Florida Municipal Power Agency, Revenue Bonds, Refunding (St. Lucie Project) Ser. B	5.00	10/1/2030	1,100,000		1,214,628
Florida Municipal Power Agency, Revenue Bonds, Refunding (St. Lucie Project) Ser. B	5.00	10/1/2029	1,300,000		1,434,752
Florida Municipal Power Agency, Revenue Bonds, Refunding (St. Lucie Project) Ser. B	5.00	10/1/2027	1,650,000		1,783,939
Florida Municipal Power Agency, Revenue Bonds, Ser. A	3.00	10/1/2033	3,610,000		3,323,964
Miami-Dade County, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2034	10,000,000		10,108,380
Miami-Dade County Educational Facilities Authority, Revenue Bonds, Refunding (University of Miami) (Insured; American Municipal Bond Assurance Corp.) Ser. B	5.25	4/1/2028	8,360,000		9,075,178
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2034	5,000,000		5,156,995
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2036	5,000,000		5,020,669
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2025	3,000,000		3,121,956
Palm Beach County School District, COP, Ser. B	5.25	8/1/2036	5,400,000		6,119,434
Tampa Sports Authority, Revenue Bonds, Refunding	5.00	1/1/2024	90,000		90,909
The Miami-Dade County School Board, COP, Refunding, Ser. A	5.00	5/1/2032	5,475,000		5,654,215
				66,907,178
Georgia - 1.9%
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2027	2,500,000		2,559,707
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2026	3,000,000		3,055,054
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2028	2,510,000		2,587,058
Main Street Natural Gas, Revenue Bonds, Ser. A	6.38	7/15/2038	1,335,000		0
Main Street Natural Gas, Revenue Bonds, Ser. A	4.00	9/1/2027	10,000,000	[a]	9,998,355
Main Street Natural Gas, Revenue Bonds, Ser. B	5.00	6/1/2029	5,200,000	[a]	5,404,733
Main Street Natural Gas, Revenue Bonds, Ser. B	5.00	3/1/2030	5,000,000	[a]	5,287,283
The Development Authority of Burke County, Revenue Bonds, Refunding (Georgia Power Co.)	2.88	8/19/2025	5,650,000	[a]	5,453,461
				34,345,651
Hawaii - .2%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2038	2,200,000		2,337,973
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2030	1,420,000		1,541,161
				3,879,134
Idaho - .2%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2034	400,000		403,501
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2033	575,000		584,901
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2035	275,000		273,715

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Idaho - ..2% (continued)
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	3/1/2030	500,000	557,564
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	3/1/2031	400,000	451,424
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	3/1/2032	400,000	455,697
				2,726,802
Illinois - 10.9%
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2037	10,010,000	10,144,531
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2035	3,750,000	3,806,608
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2034	10,000,000	10,353,007
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	3,000,000	3,058,436
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	8,000,000	8,273,115
Chicago II, GO, Ser. A	5.00	1/1/2026	3,000,000	3,041,691
Chicago II, GO, Ser. A	5.00	1/1/2024	4,500,000	4,533,220
Chicago Il, GO, Refunding, Ser. A	5.75	1/1/2034	3,585,000	3,748,245
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	3,000,000	3,035,717
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	2,110,000	2,160,334
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2037	3,000,000	3,216,888
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2033	1,000,000	1,029,923
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2038	5,000,000	5,147,055
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2036	2,000,000	2,233,495
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2035	2,000,000	2,256,889
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2037	2,350,000	2,594,481
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2034	10,210,000	10,237,909
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2032	1,000,000	1,012,908
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2036	5,240,000	5,134,521
Chicago Park District, GO, Refunding, Ser. D	4.00	1/1/2032	960,000	972,392
Chicago Park District, GO, Refunding, Ser. E	4.00	1/1/2034	1,760,000	1,764,811
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2026	975,000	1,009,431
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2028	1,550,000	1,654,392
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2030	1,700,000	1,863,808
Cook County Community Consolidated School District No. 34, GO, Ser. A	3.00	12/1/2036	6,265,000	5,511,483
Cook County Community Unit Elmwood Park School District No. 401, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	12/1/2029	1,480,000	1,566,697
Cook County Community Unit Elmwood Park School District No. 401, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	12/1/2031	1,000,000	1,059,203
Cook County Community Unit Elmwood Park School District No. 401, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	12/1/2030	1,220,000	1,297,284
Cook County II, GO, Refunding, Ser. A	5.00	11/15/2029	3,750,000	4,173,713
Cook County ll, Revenue Bonds, Refunding	5.00	11/15/2033	6,050,000	6,452,059
DuPage & Cook Counties Township High School District No. 86 , GO	4.00	1/15/2035	5,205,000	5,356,942
Illinois, GO	5.50	1/1/2030	1,855,000	2,028,812
Illinois, GO, Refunding	5.00	2/1/2026	5,000,000	5,154,231
Illinois, GO, Refunding	5.00	8/1/2023	10,030,000	10,075,195

14

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Illinois - 10.9% (continued)
Illinois, GO, Refunding, Ser. A	5.00	10/1/2025	4,000,000		4,109,407
Illinois, GO, Refunding, Ser. A	5.00	10/1/2023	1,200,000		1,207,623
Illinois, GO, Refunding, Ser. A	5.00	10/1/2024	2,000,000		2,033,913
Illinois, GO, Ser. A	5.00	3/1/2030	5,750,000		6,123,243
Illinois, GO, Ser. A	5.00	3/1/2031	480,000		512,927
Illinois, GO, Ser. A	5.00	3/1/2032	2,045,000		2,176,562
Illinois, GO, Ser. D	5.00	11/1/2028	10,120,000		10,600,550
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2025	3,225,000		3,376,291
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2026	4,290,000		4,588,074
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2024	5,030,000		5,168,979
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. B2	5.00	11/15/2026	3,000,000	[a]	3,129,752
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	5.00	1/1/2041	2,010,000		2,161,717
Kane Cook & DuPage Counties Community College District No. 509, GO, Refunding	3.00	12/15/2032	5,000,000		4,958,438
Kendall County Forest Preserve District, GO, Refunding (Insured; Build America Mutual)	4.00	1/1/2027	2,270,000		2,307,405
Sales Tax Securitization Corp., Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. A	5.00	1/1/2037	3,530,000		3,768,812
Schaumburg ll, GO, Ser. A	4.00	12/1/2028	1,220,000		1,278,915
				192,462,034
Indiana - 1.4%
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. A	5.00	11/1/2028	775,000		826,352
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. A	5.00	11/1/2027	740,000		781,223
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. B	2.10	11/1/2026	2,700,000	[a]	2,585,205
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A4	2.70	12/1/2039	5,600,000	[e]	5,600,000
Indiana Municipal Power Agency, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. B	2.62	1/1/2042	1,000,000	[e]	1,000,000
Whiting, Revenue Bonds, Refunding (BP Products North America)	5.00	6/5/2026	14,430,000	[a]	14,794,884
				25,587,664
Iowa - .3%
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	5,150,000	[a]	5,301,003
Kentucky - 3.0%
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2029	2,395,000		2,687,651
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2028	2,275,000		2,514,549
Kentucky Property & Building Commission, Revenue Bonds (Project No. 112) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	2/1/2028	5,150,000		5,427,799
Kentucky Property & Building Commission, Revenue Bonds (Project No. 112) Ser. A	5.00	2/1/2031	3,000,000		3,143,878
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	8,000,000	[a]	8,006,150
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	10,325,000	[a]	10,279,224
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	16,500,000	[a]	16,512,685
Kentucky Turnpike Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	5,000,000		5,287,654
				53,859,590

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Louisiana - .2%
East Baton Rouge Sewerage Commission, Revenue Bonds, Refunding, Ser. A	1.30	2/1/2028	5,000,000	[a]	4,176,443
Maine - .3%
Maine Governmental Facilities Authority, Revenue Bonds, Ser. A	4.00	10/1/2035	5,255,000		5,380,686
Maryland - .8%
Howard County Housing Commission, Revenue Bonds, Refunding, Ser. A	1.20	6/1/2027	2,000,000		1,829,105
Maryland Community Development Administration, Revenue Bonds, Refunding, Ser. B	4.00	9/1/2049	2,270,000		2,256,223
Montgomery County, GO, Refunding, Ser. A	5.00	11/1/2024	10,000,000	[b]	10,316,095
				14,401,423
Massachusetts - 1.4%
Massachusetts, GO, Ser. C	5.00	10/1/2035	10,000,000		11,594,125
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2035	2,000,000		2,031,321
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2033	5,000,000		5,151,973
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2031	620,000		665,674
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2032	770,000		825,032
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2033	800,000		852,932
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2030	700,000		753,710
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2035	1,000,000		1,038,969
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2036	1,010,000		1,043,560
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2034	1,000,000		1,043,702
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	380,000		380,917
				25,381,915
Michigan - 1.0%
Central Michigan University, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. A	3.40	10/1/2032	1,000,000	[e]	1,000,000
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2032	1,000,000		1,015,528
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2031	1,000,000		1,016,309
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2029	1,350,000		1,374,305
Grand Valley University, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. B	3.40	12/1/2031	1,800,000	[e]	1,800,000
Michigan Finance Authority, Revenue Bonds, Refunding (McLaren Health Care Corp. Obligated Group) Ser. D2	1.20	4/13/2028	5,000,000	[a]	4,437,696
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Corp. Obligated Group)	4.00	12/1/2036	3,000,000		2,982,788
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Corp. Obligated Group)	4.00	12/1/2035	2,500,000		2,515,817
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2029	600,000		671,259
				16,813,702

16

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Minnesota - .0%
Minnesota Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. B	4.00	7/1/2047	555,000	551,921
Missouri - 1.3%
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2030	2,000,000	2,199,600
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2031	2,100,000	2,326,672
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2032	2,200,000	2,449,443
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2029	1,700,000	1,852,294
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2026	1,000,000	1,046,137
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2027	1,400,000	1,485,766
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2028	1,655,000	1,781,173
Kansas City Industrial Development Authority, Revenue Bonds (Kansas City International Airport)	4.00	3/1/2035	2,000,000	2,026,886
Kansas City Industrial Development Authority, Revenue Bonds (Kansas City International Airport)	4.00	3/1/2034	3,500,000	3,582,910
Ladue School District, GO	2.00	3/1/2032	5,000,000	4,369,905
				23,120,786
Montana - .2%
Montana Board of Housing, Revenue Bonds, Ser. A2	3.50	6/1/2044	1,370,000	1,353,787
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	5.00	8/15/2027	500,000	539,716
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	5.00	8/15/2029	1,200,000	1,338,923
				3,232,426
Nebraska - .3%
Central Plains Energy, Revenue Bonds, Refunding (Central Plains Energy Project)	4.00	8/1/2025	5,000,000	[a] 5,027,129
Nevada - .7%
Las Vegas Valley Water District, GO, Refunding, Ser. C	4.00	6/1/2036	6,295,000	6,539,597
Nevada, GO, Refunding, Ser. A	3.00	5/1/2035	4,755,000	4,448,714
Nevada Housing Division, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.00	4/1/2049	2,125,000	2,112,392
				13,100,703
New Jersey - 5.3%
Fair Lawn, GO	2.00	9/1/2032	1,580,000	1,357,302
Fair Lawn, GO	2.00	9/1/2031	1,315,000	1,158,742
Fair Lawn, GO	2.00	9/1/2029	2,215,000	2,035,740
Morris County, GO	2.00	2/1/2031	4,315,000	3,852,339
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	3.00	6/1/2032	5,000,000	4,693,460
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	4.00	6/15/2034	1,000,000	1,019,582
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2029	1,000,000	1,096,056
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2033	2,185,000	2,408,100

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
New Jersey - 5.3% (continued)
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2026	1,000,000		1,060,783
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2024	1,000,000		1,022,324
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2025	1,060,000		1,102,477
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2031	1,725,000		1,874,157
New Jersey Transportation Trust Fund Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	5.75	6/15/2025	4,245,000		4,449,376
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2028	5,000,000		5,456,976
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2044	10,050,000		10,061,947
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2034	2,500,000		2,770,420
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2035	2,000,000		2,192,248
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2036	2,500,000		2,710,736
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.00	6/15/2035	1,000,000		1,082,752
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.00	6/15/2036	3,000,000		3,217,907
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.00	6/15/2037	1,500,000		1,589,395
Ocean City, GO, Refunding	3.00	9/15/2031	5,000,000		4,923,635
Perth Amboy, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	3/15/2028	1,500,000		1,645,523
Sussex County, GO, Refunding	2.00	6/15/2030	1,945,000		1,741,045
Sussex County, GO, Refunding	2.00	6/15/2029	1,945,000		1,776,681
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2034	8,000,000		8,516,638
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	12,000,000		12,825,710
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	6,000,000		6,434,127
				94,076,178
New Mexico - .1%
New Mexico Mortgage Finance Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	3.00	3/1/2053	1,940,000		1,869,734
New York - 17.7%
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2035	10,000,000		10,676,571
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2038	8,445,000		8,890,757
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	10,000,000	[a]	10,125,273
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/15/2027	2,365,000		2,489,574
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B1	5.00	11/15/2036	5,000,000		5,228,826
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	5.25	11/15/2033	10,285,000		11,254,564

18

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
New York - 17.7% (continued)
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2026	10,185,000		10,642,522
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2034	2,500,000		2,586,696
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2031	7,400,000		7,542,585
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2037	1,580,000		1,627,652
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2031	10,000,000		10,246,147
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligation, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2051	5,000,000		4,953,847
New York City, GO (LOC; Mizuho Bank Ltd.) Ser. A3	2.47	10/1/2040	3,300,000	[e]	3,300,000
New York City, GO (LOC; U.S. Bank NA) Ser. L4	2.60	4/1/2038	2,200,000	[e]	2,200,000
New York City, GO, Ser. D1	4.00	3/1/2042	1,500,000		1,446,104
New York City, GO, Ser. F1	3.00	3/1/2035	3,000,000		2,759,351
New York City Housing Development Corp., Revenue Bonds	2.15	11/1/2028	1,290,000		1,181,686
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	3,000,000		2,972,680
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/3/2023	10,000,000	[b]	10,065,838
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2029	2,000,000		2,192,801
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2028	1,350,000		1,457,045
New York City Municipal Water Finance Authority, Revenue Bonds (LOC; Citibank NA) Ser. F2	2.60	6/15/2035	6,600,000	[e]	6,600,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. DD	4.50	6/15/2039	1,000,000		1,007,356
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	10,000,000		10,982,636
New York City Transitional Finance Authority, Revenue Bonds (LOC; Sumitomo Mitsui Banking) Ser. C5	3.40	11/1/2041	1,000,000	[e]	1,000,000
New York City Transitional Finance Authority, Revenue Bonds, Ser. E1	5.00	2/1/2037	5,000,000		5,204,457
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	15,400,000	[f]	14,826,410
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	3,500,000	[f]	3,496,677
New York Liberty Development Corp., Revenue Bonds, Refunding (Green Bond) Ser. A	1.45	11/15/2029	5,000,000		4,057,292
New York Liberty Development Corp., Revenue Bonds, Refunding, Ser. 1WTC	3.00	2/15/2042	5,000,000		3,941,102
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2034	7,500,000		7,842,463
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2038	5,000,000		4,982,812
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2039	4,900,000		4,852,003
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2038	8,815,000		9,308,355
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 189	3.25	4/1/2025	1,000,000		990,291
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 220	2.40	10/1/2034	10,545,000		8,834,552
New York State Mortgage Agency, Revenue Bonds, Ser. 223	2.65	10/1/2034	7,020,000		6,011,913
New York State Thruway Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2046	3,405,000		3,685,677

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
New York - 17.7% (continued)
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	20,000,000		20,087,136
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2041	2,000,000		2,000,187
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	2,500,000		2,461,320
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 207	5.00	9/15/2024	10,000,000		10,192,632
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 23	5.00	8/1/2041	730,000		802,569
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 23	5.00	8/1/2042	700,000		764,840
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 23	5.00	8/1/2040	1,000,000		1,106,258
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 23	5.00	8/1/2038	700,000		784,732
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 23	5.00	8/1/2039	840,000		935,744
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 234	5.25	8/1/2047	5,000,000		5,301,780
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2032	195,000		211,207
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2033	200,000		215,738
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2031	225,000		245,015
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2029	75,000		80,713
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2030	175,000		189,771
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	4.00	11/15/2032	2,500,000		2,733,812
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	4.00	11/15/2031	2,525,000		2,747,171
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	4.00	11/15/2037	1,150,000		1,149,555
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	4.00	11/15/2034	1,170,000		1,251,349
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	5.00	11/15/2036	1,500,000		1,719,285
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	5.00	11/15/2037	1,500,000		1,704,949
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	5.00	11/15/2030	3,000,000		3,452,266
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	5.00	11/15/2035	2,000,000		2,329,080
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (Green Bond) Ser. A	4.00	11/15/2037	4,980,000		5,083,217
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (Green Bond) Ser. A	4.00	11/15/2035	5,000,000		5,271,876
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. 2005B-4C	2.60	1/1/2031	5,000,000	[e]	5,000,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2029	10,000,000	[c]	7,827,383
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C2	3.00	5/15/2033	4,800,000		4,730,708
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C1A	5.00	5/15/2040	3,480,000		3,831,401
20

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
New York - 17.7% (continued)
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2031	1,625,000		1,775,901
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2023	5,000,000		5,019,836
Webster Central School District, GO, Refunding (Insured; State Aid Withholding)	2.00	6/15/2030	1,180,000		1,069,061
				313,541,007
North Carolina - .2%
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2033	3,400,000		3,694,842
Ohio - 1.4%
Miami University, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2034	1,000,000		1,144,070
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	4.00	8/1/2037	695,000		687,096
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	5.00	8/1/2036	500,000		531,151
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) (LOC; PNC Bank NA) Ser. A	2.60	1/15/2046	200,000	[e]	200,000
Ohio Air Quality Development Authority, Revenue Bonds	2.60	10/1/2029	2,500,000	[a]	2,200,497
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (John Carroll University)	4.00	10/1/2042	3,205,000		2,793,485
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (John Carroll University)	4.00	10/1/2037	4,835,000		4,458,691
Ohio Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.50	3/1/2047	905,000		907,443
Ohio Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D	4.00	3/1/2047	1,590,000		1,581,901
The University of Akron, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2033	5,000,000		5,120,494
Wadsworth School District, GO	3.00	12/1/2045	2,040,000		1,569,361
Wadsworth School District, GO	4.00	12/1/2056	1,500,000		1,357,158
Warrensville Heights City School District, GO, Refunding (Insured; Build America Mutual)	5.00	12/1/2044	600,000		610,737
Warrensville Heights City School District, GO, Refunding (Insured; Build America Mutual)	5.00	12/1/2024	1,440,000	[b]	1,486,697
				24,648,781
Oklahoma - .3%
Oklahoma, GO	2.00	3/1/2029	5,190,000		4,775,262
Oregon - 1.7%
Oregon, GO, Ser. M	2.62	12/1/2044	400,000	[e]	400,000
Oregon Housing & Community Services Department, Revenue Bonds, Ser. A	4.00	1/1/2047	1,270,000		1,264,183
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2037	13,635,000		13,920,191
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2033	11,435,000		11,808,599
Salem Hospital Facility Authority, Revenue Bonds, Refunding (Salem Health Project) Ser. A	5.00	5/15/2038	2,095,000		2,201,836
				29,594,809
Pennsylvania - 7.1%
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University of the Holy Spirit) Ser. 20	5.00	3/1/2029	1,005,000		1,097,872
Chester County Health & Education Facilities Authority, Revenue Bonds, Refunding (Main Line Health System Obligated Group) Ser. A	4.00	10/1/2037	2,105,000		2,064,933
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2031	3,500,000		3,764,738
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2030	4,000,000		4,306,588
Delaware County Industrial Development Authority, Revenue Bonds, Refunding (United Parcel Service)	2.80	9/1/2045	4,000,000	[e]	4,000,000
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. A	2.00	10/1/2029	1,000,000		872,893

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Pennsylvania - 7.1% (continued)
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	2/15/2027	5,010,000	[a]	5,228,657
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2030	5,000,000	[a]	5,431,116
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,155,000		1,152,728
Pennsylvania, GO	3.00	5/15/2034	5,280,000		4,875,182
Pennsylvania, GO	3.00	5/15/2035	3,000,000		2,759,468
Pennsylvania, GO	3.50	3/1/2031	5,000,000		5,048,492
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2035	6,000,000		6,003,429
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2036	3,750,000		3,687,561
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	5/1/2030	1,795,000		2,007,317
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2032	1,355,000		1,399,461
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2031	2,505,000		2,602,600
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ser. AT1	5.00	6/15/2029	5,000,000		5,276,925
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	3.65	10/1/2032	4,690,000		4,616,996
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	4.00	10/1/2046	925,000		920,477
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 118B	3.80	10/1/2035	3,000,000		2,867,510
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	10,000,000		10,623,059
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B2	5.00	6/1/2033	10,000,000		10,784,196
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (LOC; TD Bank NA)	3.40	12/1/2039	5,800,000	[e]	5,800,000
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2029	7,925,000		8,344,863
Pennsylvania Turnpike Commission Oil Franchise, Revenue Bonds, Refunding, Ser. B	4.00	12/1/2038	4,515,000		4,514,468
Pennsylvania Turnpike Commission Oil Franchise, Revenue Bonds, Refunding, Ser. B	4.00	12/1/2039	2,840,000		2,818,023
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,125,000		1,150,995
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2029	1,000,000		1,084,784
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2025	850,000		879,083
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2028	1,000,000		1,073,131
State Public School Building Authority, Revenue Bonds, Refunding (The Philadelphia School District) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2031	5,000,000		5,233,454
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2027	500,000		534,973
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2026	500,000		527,207
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2024	600,000		613,884
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2025	500,000		519,432

22

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Pennsylvania - 7.1% (continued)
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2028	1,000,000		1,061,448
				125,547,943
Rhode Island - 1.7%
Rhode Island, GO, Ser. A	5.00	8/1/2038	14,075,000		15,996,594
Rhode Island Health & Educational Building Corp., Revenue Bonds (Providence College)	5.00	11/1/2047	2,045,000		2,144,690
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College) Ser. B	5.00	11/1/2032	405,000		460,854
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College) Ser. B	5.00	11/1/2033	435,000		492,657
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds (Insured; Government National Mortgage Association) Ser. 70	4.00	10/1/2049	3,130,000		3,110,748
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Ser. 76A	3.00	10/1/2051	5,880,000		5,668,874
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Ser. 76A	5.00	10/1/2026	300,000		318,748
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Ser. 76A	5.00	4/1/2029	535,000		588,181
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Ser. 76A	5.00	4/1/2027	500,000		535,317
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Ser. 76A	5.00	10/1/2028	525,000		575,251
				29,891,914
South Carolina - 1.2%
Patriots Energy Group Financing Agency, Revenue Bonds, Ser. A	4.00	2/1/2024	5,000,000	[a]	5,014,247
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2037	2,750,000		2,609,658
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2033	3,750,000		4,129,204
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2032	1,340,000		1,482,689
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2033	1,400,000		1,546,564
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2031	2,245,000		2,464,505
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2029	1,705,000		1,836,200
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2030	2,140,000		2,326,211
				21,409,278
South Dakota - .1%
Educational Enhancement Funding Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2023	500,000	[b]	502,168
Educational Enhancement Funding Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2023	1,800,000	[b]	1,807,805
				2,309,973
Tennessee - 2.5%
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	2.72	2/1/2038	7,100,000	[e]	7,100,000
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	2.70	2/1/2036	700,000	[e]	700,000
Nashville & Davidson County Health & Educational Metropolitan Government, Revenue Bonds (Vanderbilt University Medical Center Obligated Group)	5.00	7/1/2031	5,000,000		5,472,367
Nashville & Davidson County Metropolitan Government, GO, Refunding	2.50	1/1/2029	5,000,000		4,778,842

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Tennessee - 2.5% (continued)
Nashville & Davidson County Metropolitan Government, GO, Ser. B	4.00	1/1/2031	10,000,000		10,751,932
Tennessee Housing Development Agency, Revenue Bonds, Ser. 1B	3.50	1/1/2047	750,000		740,010
Tennessee Housing Development Agency, Revenue Bonds, Ser. 2B	4.00	1/1/2042	695,000		690,627
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2026	1,900,000		1,969,698
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2027	1,800,000		1,883,327
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2039	6,000,000		6,259,906
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2028	2,870,000		3,042,508
				43,389,217
Texas - 9.6%
Arlington, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/2034	4,180,000		4,336,447
Austin Airport System, Revenue Bonds, Refunding	5.00	11/15/2025	5,000,000		5,140,502
Bexar County, Revenue Bonds, Refunding (Tax Exempt Venue Project)	5.00	8/15/2027	1,110,000		1,175,401
Central Texas Regional Mobility Authority, BAN, Ser. F	5.00	1/1/2025	3,500,000		3,556,622
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.00	8/15/2023	295,000		296,506
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2028	1,210,000		1,329,210
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program) Ser. T	4.00	8/15/2035	1,100,000		1,105,824
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program) Ser. T	4.00	8/15/2033	2,220,000		2,279,775
Dallas Hotel Occupancy, Revenue Bonds, Refunding	4.00	8/15/2036	1,000,000		945,318
Dallas Hotel Occupancy, Revenue Bonds, Refunding	4.00	8/15/2038	2,000,000		1,848,773
Dallas Hotel Occupancy, Revenue Bonds, Refunding	4.00	8/15/2028	2,220,000		2,240,426
Dallas Hotel Occupancy, Revenue Bonds, Refunding	4.00	8/15/2035	2,000,000		1,940,288
Dallas Hotel Occupancy, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	8/15/2038	1,000,000		970,024
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.00	8/15/2049	1,500,000		1,182,710
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.75	8/15/2034	1,000,000		996,781
Fort Bend Grand Parkway Toll Road Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) Ser. A	3.00	3/1/2036	4,330,000		3,949,926
Fort Bend Grand Parkway Toll Road Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) Ser. A	3.00	3/1/2035	4,310,000		4,032,485
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds (Memorial Hermann Health System Obligated Group)	5.00	12/1/2026	10,795,000	[a]	11,438,771
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Texas Children's Hospital Obligated Group)	5.00	10/1/2031	5,000,000	[a]	5,647,121
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2037	1,545,000		1,403,135
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2038	1,855,000		1,669,720
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2034	500,000		511,125
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2035	700,000		713,360

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Texas - 9.6% (continued)
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2036	1,000,000		1,016,792
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2033	500,000		513,249
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2029	250,000		259,926
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2028	100,000		103,662
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2030	500,000		519,449
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2032	300,000		309,522
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	12/1/2031	485,000		502,932
Houston, GO, Refunding, Ser. A	3.00	3/1/2037	2,305,000		1,964,251
Houston, GO, Refunding, Ser. A	3.00	3/1/2036	1,500,000		1,313,748
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2035	1,145,000		1,109,204
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2036	2,000,000		1,907,752
Houston Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	1,225,000		1,325,324
Houston Texas Combined Utility System, Revenue Bonds, Refunding, Ser. B	4.50	11/15/2038	16,540,000		16,873,493
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2028	1,350,000		1,472,799
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2026	1,750,000		1,858,891
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2027	1,720,000		1,848,491
North Texas Tollway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2034	5,015,000		5,114,806
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	3,000,000		3,107,270
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	8,650,000		9,090,259
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2031	1,875,000		1,970,834
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2030	1,750,000		1,839,070
San Antonio Texas Electric & Gas Systems, Revenue Bonds, Refunding	4.00	2/1/2030	5,740,000		5,869,372
Southwest Higher Education Authority, Revenue Bonds, Refunding (Southern Methodist University)	5.00	10/1/2029	5,000,000		5,322,936
Southwest Higher Education Authority, Revenue Bonds, Refunding (Southern Methodist University)	5.00	10/1/2028	4,500,000		4,793,788
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (CHRISTUS Health Obligated Group) Ser. A	5.00	7/1/2032	2,750,000	[a]	3,067,798
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Methodist Hospitals of Dallas Obligated Group)	5.00	10/1/2037	1,475,000		1,596,224
Texarkana Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2036	1,400,000		1,614,251
Texarkana Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2035	1,520,000		1,773,480
Texarkana Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2034	2,500,000		2,948,360
Texas, GO, Ser. A	2.90	6/1/2044	900,000	[e]	900,000
Texas, GO, Ser. A	2.90	6/1/2043	600,000	[e]	600,000
Texas, GO, Ser. B	2.90	12/1/2043	2,400,000	[e]	2,400,000
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2026	1,150,000		1,175,366
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2029	4,435,000		4,608,660

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Texas - 9.6% (continued)
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2035	1,250,000		1,206,776
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2035	1,330,000		1,294,627
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2033	1,215,000		1,206,167
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2033	2,750,000		2,737,724
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2034	1,500,000		1,472,183
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2034	1,500,000		1,480,789
Texas Water Development Board, Revenue Bonds	4.50	10/15/2037	5,700,000		6,114,815
University of Houston, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2033	5,000,000		5,259,705
				170,174,995
U.S. Related - .4%
Antonio B Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.50	10/1/2023	1,000,000	[b]	1,013,419
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2029	2,000,000		2,064,093
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2028	2,000,000		2,064,890
Puerto Rico, GO, Ser. A	0.00	7/1/2024	6,607	[c]	6,201
Puerto Rico, GO, Ser. A	0.00	7/1/2033	25,549	[c]	14,557
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	15,316		13,099
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	17,845		15,631
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	21,657		17,245
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	20,824		17,202
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	19,853		17,790
Puerto Rico, GO, Ser. A1	5.25	7/1/2023	11,086		11,118
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	22,111		22,450
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	21,911		22,634
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	21,555		22,491
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	20,936		22,038
Puerto Rico, Notes	0.57	11/1/2043	130,816	[e]	56,414
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. ZZ	5.25	7/1/2028	2,500,000	[g]	1,709,375
				7,110,647
Utah - .5%
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2031	2,400,000		2,516,440
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2030	2,000,000		2,097,220
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2029	2,500,000		2,626,352
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Geneva Urban Renewal Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2030	215,000		242,932
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Geneva Urban Renewal Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2031	235,000		268,421
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Geneva Urban Renewal Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2028	225,000		246,416
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Geneva Urban Renewal Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2029	200,000		223,102
				8,220,883
Vermont - .7%
University of Vermont & State Agricultural College, Revenue Bonds, Refunding	5.00	10/1/2040	740,000		754,101

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.8% (continued)
Vermont - .7% (continued)
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds (Landmark College Project) (LOC; TD Bank NA) Ser. A	2.66	7/1/2039	1,255,000	[e] 1,255,000
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Refunding (University of Vermont Medical Center Obligated Group) Ser. A	5.00	12/1/2032	10,000,000	10,484,907
				12,494,008
Washington - 3.0%
Central Puget Sound Regional Transit Authority, Revenue Bonds, Refunding (Green Bond) Ser. S1	3.00	11/1/2036	10,000,000	8,872,744
Energy Northwest, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2036	12,395,000	14,168,707
Port of Seattle, Revenue Bonds, Refunding	5.00	8/1/2028	5,000,000	5,359,471
Port of Seattle, Revenue Bonds, Refunding, Ser. C	5.00	8/1/2030	2,800,000	3,085,355
Port of Seattle, Revenue Bonds, Ser. A	5.00	5/1/2026	5,000,000	5,210,141
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	3.00	12/1/2035	445,000	[f] 391,698
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	3.00	12/1/2034	435,000	[f] 393,834
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	5.00	3/1/2038	4,500,000	4,563,058
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. B	5.00	10/1/2032	2,500,000	2,711,556
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2027	2,175,000	2,277,588
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2026	2,000,000	2,068,248
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2025	1,700,000	1,736,878
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2031	790,000	871,281
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2027	500,000	529,722
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2032	500,000	550,837
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2029	500,000	546,837
				53,337,955
Wisconsin - .5%
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Advocate Aurora Health Obligated Group)	5.00	7/1/2027	7,750,000	[a] 8,138,251
Total Investments (cost $1,824,844,717)			98.8%	1,748,778,070
Cash and Receivables (Net)			1.2%	21,686,820
Net Assets			100.0%	1,770,464,890

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

f Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2023, these securities were valued at $19,108,619 or 1.08% of net assets.

g Non-income producing—security in default.

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	20.5
General Obligation	15.5
Transportation	12.2
Medical	11.0
Airport	8.7
Education	7.1
Water	4.8
Development	4.1
Single Family Housing	3.4
Tobacco Settlement	2.8
Prerefunded	2.5
School District	2.2
Power	2.1
Facilities	.4
Multifamily Housing	.3
Utilities	.3
Pollution	.3
Nursing Homes	.3
Special Tax	.3
98.8

† Based on net assets.

See notes to financial statements.

BNY Mellon National Intermediate Municipal Bond Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short
U.S. Treasury Ultra Long Bond	33	6/21/2023	4,465,250	4,457,063	8,187
Ultra 10 Year U.S. Treasury Notes	302	6/21/2023	35,357,018	35,390,625	(33,607)
Gross Unrealized Appreciation				8,187
Gross Unrealized Depreciation				(33,607)

See notes to financial statements.

28

BNY Mellon National Short-Term Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2%
Alabama - 2.6%
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2023	2,000,000		1,997,326
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2024	3,000,000		2,989,007
Black Belt Energy Gas District, Revenue Bonds (Project No. 4) Ser. A1	4.00	12/1/2025	5,000,000	[a]	5,004,705
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	12/1/2026	835,000		839,183
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	6/1/2026	450,000		452,386
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	12/1/2024	325,000		325,492
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	6/1/2024	275,000		275,197
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	12/1/2025	420,000		421,761
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	6/1/2025	300,000		300,864
Southeast Energy Authority, Revenue Bonds, Ser. B1	5.00	8/1/2025	1,500,000		1,520,782
Southeast Energy Authority, Revenue Bonds, Ser. B1	5.00	8/1/2024	1,000,000		1,007,282
Southeast Energy Authority, Revenue Bonds, Ser. B1	5.00	8/1/2023	500,000		501,502
				15,635,487
Arizona - 2.0%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2024	870,000		872,257
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2023	800,000		800,768
Chandler Industrial Development Authority, Revenue Bonds (Intel Corp.)	5.00	6/3/2024	7,000,000	[a]	7,037,810
The Yavapai County Industrial Development Authority, Revenue Bonds (Waste Management Project) Ser. A2	2.20	6/3/2024	3,350,000	[a]	3,265,781
				11,976,616
Arkansas - .2%
Arkansas Development Finance Authority, Revenue Bonds (Arkansas Division of Emergency Management Project)	4.00	6/1/2029	1,000,000		1,033,075
California - 4.0%
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2025	400,000		412,400
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	380,000		386,877
California Infrastructure & Economic Development Bank, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. B	4.00	11/1/2025	1,025,000		1,030,138
California Infrastructure & Economic Development Bank, Revenue Bonds, Ser. A	3.65	1/31/2024	6,000,000	[a,b]	5,978,032
California Pollution Control Financing Authority, Revenue Bonds, Refunding (American Water Capital Project)	0.60	9/1/2023	1,000,000	[a]	983,980
California Public Finance Authority, Revenue Bonds (ENSO Village Project) Ser. B3	2.13	11/15/2027	3,000,000	[b]	2,802,629
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	2.38	11/15/2028	1,000,000	[b]	926,065
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing)	4.00	1/1/2026	440,000		450,408
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2023	260,000		260,495
Vernon Electric System, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2023	580,000		582,432
Vernon Electric System, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2025	500,000		513,267
Vernon Electric System, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2024	700,000		709,891
Vernon Electric System, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2026	600,000		624,649

29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 96.2% (continued)
California - 4.0% (continued)
Vernon Electric System, Revenue Bonds, Ser. A	5.00	10/1/2024	1,250,000	1,270,008
Vernon Electric System, Revenue Bonds, Ser. A	5.00	4/1/2024	1,100,000	1,111,562
Western Placer Unified School District, BAN	2.00	6/1/2025	5,000,000	4,773,251
Western Placer Unified School District, BAN	2.00	6/1/2025	1,000,000	954,857
				23,770,941
Colorado - 1.0%
Colorado Housing & Finance Authority, Revenue Bonds, Refunding (Insured; Government National Mortgage Association Collateral) Ser. K	3.88	5/1/2050	2,175,000	2,157,633
Colorado Housing & Finance Authority, Revenue Bonds, Refunding (Insured; Government National Mortgage Association) Ser. B	3.00	5/1/2051	2,390,000	2,309,271
Colorado Housing & Finance Authority, Revenue Bonds, Ser. B	3.75	5/1/2050	1,570,000	1,552,449
				6,019,353
Connecticut - .9%
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2023	165,000	165,524
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2024	340,000	344,352
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2026	200,000	207,463
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2025	600,000	598,125
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2023	550,000	549,948
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2024	650,000	648,652
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	4.00	11/15/2045	2,755,000	2,738,105
				5,252,169
District of Columbia - 3.7%
District of Columbia Water & Sewer Authority, Revenue Bonds, Ser. C	1.75	10/1/2024	21,000,000	[a] 20,241,539
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2025	1,500,000	1,545,980
				21,787,519
Florida - 2.2%
Alachua County Health Facilities Authority, Revenue Bonds, Refunding (Shands Teaching Hospital & Clinics Obligated Group)	5.00	12/1/2024	1,900,000	1,947,581
Broward County, Revenue Bonds, Ser. B	5.00	9/1/2025	1,875,000	1,941,497
Broward County Airport System, Revenue Bonds, Ser. A	5.00	10/1/2024	1,250,000	1,274,431
Broward County School District, COP, Ser. A	5.00	7/1/2025	5,660,000	5,879,054
Florida Municipal Power Agency, Revenue Bonds, Refunding (St. Luice Project) Ser. B	5.00	10/1/2026	1,600,000	1,699,431
				12,741,994
Georgia - 3.4%
Atlanta Department of Aviation, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	1,000,000	1,009,694
Fayette County Hospital Authority, Revenue Bonds, Refunding (Piedmont Healthcare Obligated Group)	5.00	7/1/2024	2,000,000	[a] 2,021,352
Main Street Natural Gas, Revenue Bonds, Ser. B	4.00	12/2/2024	2,600,000	[a] 2,600,236
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	12/1/2024	700,000	697,318
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	12/1/2025	1,000,000	992,611
The Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.25	5/25/2023	8,000,000	[a] 7,960,408

30

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2% (continued)
Georgia - 3.4% (continued)
The Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.25	5/25/2023	5,000,000	[a]	4,983,953
				20,265,572
Hawaii - .8%
Honolulu City & County, GO (Honolulu Rail Transit Project) Ser. E	5.00	9/1/2023	5,000,000	[a]	5,021,682
Illinois - 6.9%
Chicago II, GO, Refunding, Ser. A	3.00	1/1/2024	850,000		842,754
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2025	5,000,000		5,071,247
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2024	500,000		503,691
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	2,000,000		2,039,879
Illinois, GO	5.00	6/1/2024	5,000,000		5,067,304
Illinois, GO, Refunding	5.00	2/1/2024	10,000,000		10,099,530
Illinois, GO, Ser. A	5.00	3/1/2024	2,000,000		2,021,757
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. B1	5.00	11/15/2024	2,750,000	[a]	2,790,852
Illinois Housing Development Authority, Revenue Bonds	4.00	7/1/2025	2,315,000	[a]	2,318,142
Illinois Housing Development Authority, Revenue Bonds (Berry Manor Apartments)	4.00	9/1/2024	1,000,000	[a]	1,000,696
Illinois Housing Development Authority, Revenue Bonds, Refunding (Insured; GNMA,FNMA,FHLMC) Ser. A2	3.15	8/1/2024	1,185,000		1,170,301
Illinois Toll Highway Authority, Revenue Bonds, Ser. B	5.00	1/1/2033	2,500,000		2,542,481
Springfield IL Electric, Revenue Bonds, Refunding	5.00	3/1/2027	5,200,000		5,313,780
				40,782,414
Indiana - 1.7%
Indiana Finance Authority, Revenue Bonds, Refunding (Indianapolis Power & Light Co.) Ser. B	0.95	4/1/2026	3,300,000	[a]	2,906,582
Indiana Finance Authority, Revenue Bonds, Ser. D	5.00	8/1/2031	5,000,000		5,314,256
Indiana Health Facility Financing Authority, Revenue Bonds (Ascension Health Credit Group) Ser. A	4.00	11/1/2025	690,000		705,761
Indiana Housing & Community Development Authority, Revenue Bonds (Emerald Pointe)	5.00	11/1/2024	1,135,000	[a]	1,149,656
				10,076,255
Iowa - 2.5%
Iowa Finance Authority, Revenue Bonds (Green Bond) (Gevo NW Iowa RNG) (LOC; Citibank NA)	1.50	4/1/2024	3,000,000	[a]	2,929,350
Iowa Higher Education Loan Authority, Revenue Bonds (Des Moines University Project)	5.00	10/1/2025	570,000		586,482
Iowa Higher Education Loan Authority, Revenue Bonds (Des Moines University Project)	5.00	10/1/2023	515,000		517,926
Iowa Higher Education Loan Authority, Revenue Bonds (Des Moines University Project)	5.00	10/1/2024	540,000		548,644
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	10,000,000	[a]	10,293,209
				14,875,611
Kentucky - .8%
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	2,500,000	[a]	2,488,916
Owen County, Revenue Bonds, Refunding (Kentucky-American Water Co. Obligated Group) Ser. 2020	0.70	9/1/2023	2,500,000	[a]	2,460,690
				4,949,606
Louisiana - 2.2%
Louisiana Gasoline & Fuels, Revenue Bonds, Refunding, Ser. A	0.60	5/1/2023	4,000,000	[a]	3,974,554
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds (American BioCarbon CT)	3.85	8/1/2023	3,500,000	[a]	3,500,000
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds (Louisiana Insurance Guaranty Association)	5.00	8/15/2025	3,150,000		3,276,566

31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 96.2% (continued)
Louisiana - 2.2% (continued)
Metropolitan Council of Baton Rouge & Parish of East Baton Rouge, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2023	1,100,000	1,107,148
Metropolitan Council of Baton Rouge & Parish of East Baton Rouge, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2024	1,000,000	1,023,269
				12,881,537
Maine - .7%
Maine Housing Authority, Revenue Bonds, Ser. C	4.00	11/15/2050	1,945,000	1,933,015
Maine Housing Authority, Revenue Bonds, Ser. F	4.25	11/15/2048	2,150,000	2,147,629
				4,080,644
Massachusetts - 3.8%
Greater Attleboro-Taunton Regional Transit Authority, RAN	3.75	8/18/2023	8,200,000	8,193,770
Massachusetts, Revenue Bonds, Ser. A	3.68	7/15/2026	10,000,000	9,640,264
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2023	300,000	302,393
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2024	720,000	734,961
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2024	500,000	508,871
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2023	350,000	351,575
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding	8.10	8/1/2023	2,600,000	[c] 2,629,744
				22,361,578
Michigan - 1.2%
Michigan Strategic Fund, Revenue Bonds (Consumers Energy Co.)	1.80	10/1/2024	6,650,000	[a] 6,408,956
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2026	450,000	478,733
				6,887,689
Minnesota - .2%
Minnesota Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. B	3.50	7/1/2050	1,065,000	1,045,562
Missouri - 1.0%
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2025	650,000	670,537
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2024	1,000,000	1,017,771
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2023	700,000	702,425
Missouri Board of Public Buildings, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2026	2,000,000	2,001,542
Missouri Housing Development Commission, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	3.50	11/1/2050	1,855,000	1,819,205
				6,211,480
Montana - .1%
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	5.00	8/15/2025	325,000	338,292
Nebraska - 1.1%
Nebraska Investment Finance Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	3.00	9/1/2045	4,245,000	4,090,357

32

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2% (continued)
Nebraska - 1.1% (continued)
Nebraska Investment Finance Authority, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. E	3.75	9/1/2049	2,745,000		2,706,731
				6,797,088
Nevada - .9%
Clark County, GO, Refunding, Ser. B	5.00	11/1/2028	5,000,000		5,358,329
New Hampshire - 1.0%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A3	2.15	7/1/2024	4,000,000	[a]	3,890,832
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A4	2.15	7/1/2024	2,000,000	[a]	1,945,416
				5,836,248
New Jersey - 5.0%
Cherry Hill Township School District, GO	3.00	8/1/2025	2,800,000		2,777,702
New Jersey Economic Development Authority, Revenue Bonds, Refunding (American Water Co.) Ser. B	1.20	6/1/2023	2,500,000	[a]	2,482,474
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. N1	5.50	9/1/2025	1,250,000		1,309,151
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. GGG	5.25	9/1/2024	10,000,000	[b]	10,238,172
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2025	400,000		412,284
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2023	220,000		220,917
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2024	300,000		305,131
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Ser. H	3.00	10/1/2052	4,915,000		4,702,763
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2024	1,750,000		1,791,233
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2025	5,125,000		5,282,388
				29,522,215
New Mexico - 1.0%
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2025	5,500,000	[a]	5,652,443
New York - 13.0%
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/15/2023	1,225,000		1,233,872
Long Island Power Authority, Revenue Bonds, Ser. B	1.65	9/1/2024	7,000,000	[a]	6,773,908
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	2,200,000	[a]	2,227,560
New York City, GO, Ser. D3	5.00	8/1/2038	5,000,000		5,023,020
New York City Housing Development Corp., Revenue Bonds (Insured; Federal Housing Administration) Ser. D2	0.70	11/1/2024	2,000,000	[a]	1,873,824
New York City Housing Development Corp., Revenue Bonds (Insured; Federal Housing Administration) Ser. F2	0.60	7/1/2025	2,000,000	[a]	1,833,378
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; National Public Finance Guarantee Corp.)	7.30	3/1/2023	2,000,000	[c]	2,000,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. AA3	2.45	6/15/2049	6,800,000	[d]	6,800,000
New York State Housing Finance Agency, Revenue Bonds (Green Bond) Ser. I	2.65	5/1/2023	885,000		883,669
New York State Housing Finance Agency, Revenue Bonds (Insured; SONYMA) Ser. M2	0.75	11/1/2025	5,000,000		4,563,713
New York State Housing Finance Agency, Revenue Bonds, Ser. E	0.85	11/1/2024	1,205,000		1,140,117

33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2% (continued)
New York - 13.0% (continued)
New York State Housing Finance Agency, Revenue Bonds, Ser. E	0.95	5/1/2025	1,000,000		929,992
New York State Housing Finance Agency, Revenue Bonds, Ser. P	1.60	11/1/2024	4,640,000		4,470,680
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 186	3.95	4/1/2025	3,515,000		3,516,541
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 191	3.00	10/1/2024	1,000,000		987,168
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2024	1,000,000		1,018,743
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2023	1,300,000		1,309,908
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2025	2,260,000		2,329,461
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2023	2,710,000		2,734,673
Rye School District, BAN, Refunding (Insured; State Aid Withholding)	3.25	6/30/2023	124		124
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A2	2.00	5/15/2024	21,875,000	[a]	21,370,457
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B2	5.00	5/15/2026	3,500,000	[a]	3,668,680
				76,689,488
Ohio - 1.4%
American Municipal Power, Revenue Bonds, Refunding, Ser. A2	1.00	8/15/2024	2,000,000	[a]	1,915,146
Lancaster Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2025	4,260,000	[a]	4,346,134
Ohio Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. B	3.25	3/1/2050	1,810,000		1,763,954
				8,025,234
Oklahoma - .8%
Tulsa County Independent School District No. 1, GO, Ser. B	2.00	8/1/2024	5,000,000		4,880,447
Oregon - 1.0%
Oregon Housing & Community Services Department, Revenue Bonds, Ser. C	3.00	1/1/2052	3,815,000		3,681,812
Oregon Housing & Community Services Department, Revenue Bonds, Ser. D	4.75	1/1/2050	2,410,000		2,434,396
				6,116,208
Pennsylvania - 3.2%
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University of the Holy Spirit) Ser. 20	5.00	3/1/2026	1,660,000		1,737,590
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University of the Holy Spirit) Ser. 20	5.00	3/1/2025	500,000		515,798
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University of the Holy Spirit) Ser. 20	5.00	3/1/2024	500,000		506,789
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. B	5.00	10/15/2023	950,000		958,358
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. B	5.00	10/15/2024	705,000		722,722
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Gwynedd Mercy University Project)	1.13	5/1/2023	1,220,000	[a]	1,214,257
Pennsylvania Economic Development Financing Authority, Revenue Bonds (System of Higher Education)	0.74	6/15/2024	4,000,000		3,784,865
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project)	1.75	8/1/2024	5,000,000	[a]	4,828,158
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	4.00	11/1/2024	500,000		502,500

34

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2% (continued)
Pennsylvania - 3.2% (continued)
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C, 1 Month MUNIPSA +0.65%	4.07	12/1/2023	3,000,000	[a,e]	3,001,354
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2023	1,100,000		1,108,365
				18,880,756
Rhode Island - 2.3%
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence Public Building Authority) (Insured; Assured Guaranty Municipal Corp.)	5.00	5/15/2027	9,915,000		10,259,258
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds	3.00	10/1/2050	1,620,000		1,564,365
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds	3.50	10/1/2050	2,015,000		1,977,504
				13,801,127
South Carolina - 2.6%
Patriots Energy Group Financing Agency, Revenue Bonds, Ser. A	4.00	2/1/2024	5,000,000	[a]	5,014,246
South Carolina Housing Finance & Development Authority, Revenue Bonds, Ser. B	3.25	1/1/2052	2,850,000		2,773,468
South Carolina Ports Authority, Revenue Bonds	5.25	7/1/2025	5,000,000	[f]	5,188,271
South Carolina Ports Authority, Revenue Bonds	5.25	7/1/2025	1,445,000	[f]	1,499,410
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2024	730,000		740,451
				15,215,846
Texas - 14.2%
Alamo Heights Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	3.00	2/1/2026	2,500,000	[a]	2,478,577
Aldine Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2032	3,000,000		3,051,531
Austin Affordable Public Facility Corp., Revenue Bonds (Bridge at Turtle Creek)	0.42	12/1/2023	3,350,000	[a]	3,248,352
Austin Airport System, Revenue Bonds, Ser. B	5.00	11/15/2024	600,000		613,714
Dallas Housing Finance Corp., Revenue Bonds	1.75	7/1/2023	2,000,000	[a]	1,983,414
Denton County, GO, Refunding	4.00	7/15/2032	3,700,000		3,771,824
Denton County Housing Finance Corp., Revenue Bonds (Pathway on Woodrow)	5.00	2/1/2025	3,000,000	[a]	3,062,416
El Paso Housing Finance Corp., Revenue Bonds (Columbia Apartments Project)	4.50	3/1/2025	2,000,000	[a]	2,022,412
Fort Bend Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. B	0.72	8/1/2026	1,720,000	[a]	1,543,833
Georgetown Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.00	8/1/2023	5,000,000	[a]	4,967,588
Housing Options, Revenue Bonds (Estelle Village Apartments)	3.90	2/1/2025	3,150,000	[a]	3,135,442
Hutto Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. 2015	2.00	8/1/2025	2,000,000	[a]	1,931,238
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corp.)	5.00	5/15/2025	2,125,000		2,203,365
Lubbock County, GO, Ser. A	5.00	2/15/2025	2,170,000		2,245,986
Matagorda County Navigation District No. 1, Revenue Bonds, Refunding	0.90	9/1/2023	3,750,000	[a]	3,673,551
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2025	3,500,000		3,611,734
Pasadena Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	1.50	8/15/2024	4,000,000	[a]	3,899,994
Pflugerville Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.50	8/15/2023	9,725,000	[a]	9,651,172
Prosper Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	3.00	8/15/2025	5,805,000	[a]	5,742,530

35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2% (continued)
Texas - 14.2% (continued)
San Antonio Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	1,230,000		1,235,251
San Antonio Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	1,000,000		1,004,269
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	1.75	12/1/2025	2,500,000	[a]	2,361,453
San Antonio Water System, Revenue Bonds, Ser. 2013-F	1.00	11/1/2026	1,275,000	[a]	1,131,277
Sherman Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.00	8/1/2023	1,240,000	[a,f]	1,233,423
Sherman Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.00	8/1/2048	2,405,000	[a]	2,391,266
Sherman Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.00	8/1/2023	600,000	[a,f]	596,940
Sherman Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.00	8/1/2023	755,000	[a,f]	750,996
Sinton Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.75	8/15/2023	5,000,000	[a]	4,979,770
Texas Department of Housing & Community Affairs, Revenue Bonds (FishPond Living at Corpus Christi)	0.50	6/1/2023	2,000,000	[a]	1,979,240
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2025	875,000		888,804
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2023	750,000		753,467
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2024	625,000		631,091
Travis County, GO, Refunding	5.00	3/1/2023	1,100,000		1,100,000
				83,875,920
U.S. Related - .8%
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2023	825,000		831,343
Puerto Rico, Notes	2.96	11/1/2051	1,722,505	[d]	753,596
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. A	5.00	7/1/2062	271,068		251,416
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. B	0.00	7/1/2032	176,158	[g]	110,099
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. C	5.00	7/1/2053	301,333	[h]	167,292
Puerto Rico Housing Finance Authority, Revenue Bonds, Refunding (Puerto Rico Public Housing Project)	5.00	12/1/2023	2,500,000		2,526,426
				4,640,172
Utah - .5%
Utah County, Revenue Bonds, Ser. B	5.00	8/1/2024	3,000,000	[a]	3,064,797
Virginia - .8%
Halifax County Industrial Development Authority, Revenue Bonds (Virginia Electric & Power Co.)	1.65	5/31/2024	1,750,000	[a]	1,691,831
Louisa Industrial Development Authority, Revenue Bonds (Virginia Electric & Power Co.)	1.65	5/31/2024	3,000,000	[a]	2,900,282
				4,592,113
Washington - 2.9%
Everett Housing Authority, Revenue Bonds	0.30	9/1/2023	1,000,000	[a]	978,413
King County Housing Authority, Revenue Bonds, Refunding	2.00	10/1/2023	100,000		99,006
King County Housing Authority, Revenue Bonds, Refunding	3.00	10/1/2025	150,000		148,120
King County Housing Authority, Revenue Bonds, Refunding	3.00	10/1/2024	100,000		99,246
King County Housing Authority, Revenue Bonds, Refunding	4.00	10/1/2026	150,000		152,297
Port of Seattle, GO, Ser. A	5.00	12/1/2025	1,860,000		1,947,995
Port of Seattle, GO, Ser. A	5.00	12/1/2024	1,775,000		1,826,447
Port of Seattle, Revenue Bonds, Refunding, Ser. B	5.00	8/1/2026	4,600,000		4,811,519
Seattle Housing Authority, Revenue Bonds (LAM BOW Apartments Project)	1.25	6/1/2024	1,500,000		1,455,113
Vancouver Housing Authority, Revenue Bonds (Anthem Park & Columbia Housing Project)	2.00	6/1/2023	5,000,000		4,980,029

36

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.2% (continued)
Washington - 2.9% (continued)
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	5.00	12/1/2025	275,000	[b]	285,804
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	5.00	12/1/2024	200,000	[b]	205,282
Washington Health Care Facilities Authority, Revenue Bonds, Refunding	5.00	12/1/2023	250,000	[b]	252,864
				17,242,135
Wisconsin - 1.8%
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Advocate Aurora Health Obligated Group)	5.00	6/24/2026	1,200,000	[a]	1,262,025
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Advocate Aurora Health Obligated Group) Ser. B2	5.00	6/24/2026	1,000,000	[a]	1,052,329
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding, Ser. B5	5.00	12/3/2024	4,660,000	[a]	4,709,037
Wisconsin Housing & Economic Development Authority Housing, Revenue Bonds, Refunding, Ser. B	0.40	11/1/2023	2,000,000	[a]	1,943,841
Wisconsin Housing & Economic Development Authority Housing, Revenue Bonds, Refunding, Ser. B	0.50	11/1/2024	2,000,000	[a]	1,867,498
				10,834,730
Total Long-Term Municipal Investments (cost $588,530,279)			569,020,372

Short-Term Municipal Investments - 3.8%
New York - 3.8%
Adirondack Central School District, BAN, Refunding (Insured; State Aid Withholding)	3.25	6/28/2023	10,000,000		9,996,105
Oneida School District, BAN (Insured; State Aid Withholding) Ser. B	3.50	7/7/2023	7,500,000		7,495,004
South Country Central School District at Brookhaven, TAN (Insured; State Aid Withholding)	5.00	6/22/2023	5,000,000		5,017,921
Total Short-Term Municipal Investments (cost $22,587,238)			22,509,030
Total Investments (cost $611,117,517)			100.0%	591,529,402
Liabilities, Less Cash and Receivables			0.0%	(135,437)
Net Assets			100.0%	591,393,965

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2023, these securities were valued at $20,688,848 or 3.5% of net assets.

c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

d The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

f These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

g Security issued with a zero coupon. Income is recognized through the accretion of discount.

h Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	21.6
School District	12.2
General Obligation	8.4
Multifamily Housing	8.0
Single Family Housing	7.4
Development	7.1
Water	6.7
Power	5.8
Medical	4.6
Airport	4.0
Education	3.9
Transportation	3.9
Prerefunded	1.6
Utilities	1.5
Special Tax	1.0
Nursing Homes	.7
Housing	.6
Pollution	.6
Facilities	.3
Tobacco Settlement	.1
100.0

† Based on net assets.

See notes to financial statements.

38

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.0%
Alabama - .9%
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2026	750,000	[a]	746,248
Illinois - 3.8%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2034	500,000		517,650
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	500,000		517,070
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	500,000		509,739
Chicago II, GO, Ser. A	5.00	1/1/2024	500,000		503,691
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2035	1,150,000		1,143,515
				3,191,665
Iowa - .6%
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	525,000	[a]	540,393
Kentucky - 2.4%
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	1,000,000	[a]	995,567
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	1,000,000	[a]	1,000,769
				1,996,336
New Jersey - 3.0%
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	625,000		671,288
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	875,000		940,993
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	875,000		940,323
				2,552,604
New York - 5.9%
New York Liberty Development Corp., Revenue Bonds, Refunding	2.63	9/15/2069	1,675,000		1,513,128
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[b]	2,166,196
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	1,350,000		1,355,882
				5,035,206
Pennsylvania - 81.8%
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University)	5.00	3/1/2026	1,000,000		1,046,741
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University) Ser. A	4.00	3/1/2037	1,000,000		986,358
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (Allegheny Health Network Obligated Group) Ser. A	5.00	4/1/2030	1,000,000		1,069,570
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	5.00	7/15/2034	690,000		752,848
Bucks County Industrial Development Authority, Revenue Bonds, Refunding (George School Project)	3.00	9/15/2038	850,000		744,154
Bucks County Industrial Development Authority, Revenue Bonds, Refunding (George School Project)	3.00	9/15/2036	800,000		721,863
Bucks County Industrial Development Authority, Revenue Bonds, Refunding (George School Project)	3.00	9/15/2035	775,000		718,228
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Obligated Group) Ser. A	4.00	9/1/2038	600,000		583,724
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2032	1,500,000		1,609,887
Dauphin County General Authority, Revenue Bonds, Refunding (Pinnacle Health Systems Project) Ser. A	5.00	6/1/2029	1,000,000		1,045,127
Delaware County Industrial Development Authority, Revenue Bonds, Refunding (United Parcel Service)	2.80	9/1/2045	3,000,000	[c]	3,000,000
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. A	2.00	10/1/2029	1,000,000		872,893

39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Pennsylvania - 81.8% (continued)
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2028	425,000		445,549
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2027	745,000		776,437
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2029	355,000		374,728
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2035	1,100,000		1,176,167
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2030	1,005,000	[a]	1,091,654
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2029	150,000		154,782
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2028	110,000		112,896
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2031	175,000		181,089
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2030	135,000		139,311
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2027	145,000		147,949
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2024	80,000		80,385
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2025	115,000		116,084
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2026	150,000		152,258
Lebanon School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/15/2031	1,500,000		1,559,127
Lower Merion Township, GO, Ser. B	4.00	7/15/2031	460,000		463,190
Lower Merion Township, GO, Ser. B	4.00	7/15/2034	515,000		517,663
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (The Hill School Project)	5.00	8/15/2037	500,000		518,535
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,000,000		998,033
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2036	1,105,000		1,171,542
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2035	1,000,000		1,069,340
Northampton County General Purpose Authority, Revenue Bonds, Refunding (Lafayette College) Ser. A	5.00	11/1/2023	1,000,000	[d]	1,012,376
Pennsylvania, GO	3.00	5/15/2034	1,000,000		923,330
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	4.00	10/15/2037	1,375,000		1,335,197
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Insured; Build American Mutual) Ser. AT1	5.00	6/15/2027	1,000,000		1,061,806
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2033	1,000,000		1,099,264
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding	5.00	11/1/2025	1,000,000		1,034,216
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University)	5.00	5/1/2028	1,855,000		1,982,264
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	5/1/2029	1,115,000		1,233,856
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2035	1,200,000		1,249,167

40

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Pennsylvania - 81.8% (continued)
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	3.65	10/1/2032	1,070,000		1,053,345
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 141A	5.75	10/1/2053	1,250,000		1,346,875
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 2019-131A	3.50	4/1/2049	1,360,000		1,341,662
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	1,230,000		1,306,636
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2040	1,260,000		1,325,859
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (LOC; TD Bank NA)	3.40	12/1/2039	1,100,000	[c]	1,100,000
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A1	5.25	12/1/2035	1,000,000		1,051,254
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2032	1,000,000		1,067,210
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2029	1,000,000		1,078,526
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	1,520,000		1,593,745
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,000,000		1,023,107
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2027	1,000,000		1,046,293
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2026	850,000		889,810
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2027	850,000		901,465
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (Children's Hospital of Philadelphia Obligated Group Project)	4.00	7/1/2036	1,000,000		1,010,174
Philadelphia Water & Wastewater, Revenue Bonds, Ser. C	5.00	6/1/2037	1,000,000		1,118,016
Pittsburgh, GO, Refunding, Ser. A	3.00	9/1/2033	325,000		304,601
Pittsburgh, GO, Refunding, Ser. A	3.00	9/1/2032	500,000		481,211
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2032	1,000,000		1,076,538
Pittsburgh Water & Sewer Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	9/1/2023	1,000,000	[d]	1,009,084
Southeastern Pennsylvania Transportation Authority, Revenue Bonds	5.00	6/1/2038	2,500,000		2,791,723
Susquehanna Township School District, GO, Refunding (Insured; State Aid Withholding) Ser. R	3.00	5/15/2031	1,730,000		1,678,988
The Canonsburg-Houston Joint Authority, Revenue Bonds, Ser. A	5.00	12/1/2023	1,260,000		1,273,784
The Pennsylvania University, Revenue Bonds, Ser. A	5.00	9/1/2033	1,010,000		1,072,157
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2028	500,000		544,166
Tredyffrin Easttown School District, GO (Insured; State Aid Withholding)	5.00	2/15/2034	240,000		261,113
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2026	275,000	[d]	290,602
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2026	250,000	[d]	264,183
Upper Moreland Township School District, GO (Insured; State Aid Withholding)	4.00	10/1/2033	780,000		780,061
Upper St. Clair Township School District, GO (Insured; State Aid Withholding)	5.00	10/1/2041	1,000,000		1,023,875
West Chester Area School District, GO, Refunding (Insured; State Aid Withholding)	2.00	3/15/2031	820,000		729,517
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2026	1,000,000		1,052,690
Whitemarsh Township, GO, Refunding	4.00	11/15/2039	1,000,000		987,498
				69,205,356

41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Tennessee - .4%
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	2.72	2/1/2038	100,000	[c] 100,000
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	2.71	7/1/2034	200,000	[c] 200,000
				300,000
U.S. Related - .2%
Puerto Rico, Notes	2.28	11/1/2051	560,320	[c] 191,910
Total Investments (cost $87,540,228)			99.0%	83,759,718
Cash and Receivables (Net)			1.0%	878,675
Net Assets			100.0%	84,638,393

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2023, these securities were valued at $2,166,196 or 2.56% of net assets.

c The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

Portfolio Summary (Unaudited) †	Value (%)
Education	16.6
Medical	16.2
Development	11.4
General Obligation	10.4
School District	9.0
General	7.4
Transportation	6.9
Tobacco Settlement	4.9
Single Family Housing	4.4
Airport	4.3
Prerefunded	3.1
Water	2.8
Facilities	1.6
99.0

† Based on net assets.

See notes to financial statements.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Short
Ultra 10 Year U.S. Treasury Notes	15	6/21/2023	1,756,144	1,757,813	(1,669)
Gross Unrealized Depreciation				(1,669)

See notes to financial statements.

42

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.4%
Alabama - .9%
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2026	1,500,000	[a]	1,492,497
Delaware - .4%
University of Delaware, Revenue Bonds, Refunding, Ser. C	2.50	11/1/2037	600,000	[b]	600,000
Illinois - 4.2%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2034	1,000,000		1,035,301
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	1,000,000		1,034,139
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	1,000,000		1,019,479
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2035	2,100,000		2,088,158
Illinois, GO, Ser. D	5.00	11/1/2026	1,500,000		1,557,746
				6,734,823
Indiana - 2.2%
Indiana Municipal Power Agency, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. B	2.62	1/1/2042	3,500,000	[b]	3,500,000
Iowa - .6%
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	1,000,000	[a]	1,029,321
Kentucky - 3.4%
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	2,500,000	[a]	2,488,916
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	3,000,000	[a]	3,002,306
				5,491,222
Massachusetts - 78.8%
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2028	1,000,000		1,083,382
Boston, GO, Ser. A	3.00	11/1/2034	2,035,000		1,910,924
Boston Housing Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2026	565,000		602,282
Boston Housing Authority, Revenue Bonds, Refunding, Ser. B	5.00	4/1/2026	615,000		649,255
Gloucester, GO, Refunding	3.00	9/15/2033	725,000		688,320
Gloucester, GO, Refunding	3.00	9/15/2032	925,000		890,285
Groton, GO	3.00	8/15/2033	390,000		374,984
Hingham, GO	3.00	2/15/2036	375,000		344,267
Hingham, GO	3.00	2/15/2034	1,240,000		1,173,261
Lowell Collegiate Charter School, Revenue Bonds	4.00	6/15/2024	215,000		212,920
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2039	1,330,000		1,286,726
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2029	485,000		486,858
Manchester Essex Regional School District, GO (School Project Loan-Chapter 70B)	4.00	2/1/2034	845,000		879,074
Massachusetts, GO, Refunding, Ser. D	4.00	11/1/2035	2,500,000		2,595,365
Massachusetts, GO, Ser. A	3.00	2/1/2037	2,000,000		1,780,617
Massachusetts, GO, Ser. C	5.00	10/1/2035	2,500,000		2,898,531
Massachusetts Bay Transportation Authority, Revenue Bonds, Refunding, Ser. A1	4.00	7/1/2036	4,000,000		4,081,652
Massachusetts College Building Authority, Revenue Bonds (Green Bond) Ser. A	3.00	5/1/2033	535,000		523,389
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2033	2,500,000		2,642,367
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2026	170,000		174,713
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2027	280,000		291,195
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2032	340,000		355,952
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2031	325,000		341,046
Massachusetts Development Finance Agency, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. C	4.00	11/1/2046	500,000		446,119
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2024	550,000		558,466

43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.4% (continued)
Massachusetts - 78.8% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding	5.00	7/1/2032	1,910,000		2,002,263
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Bentley University) Ser. A	4.00	7/1/2036	825,000		815,528
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Bentley University) Ser. A	4.00	7/1/2035	1,000,000		1,001,406
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Obligated Group) Ser. E	5.00	7/1/2025	500,000		513,461
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Caregroup) Ser. I	5.00	7/1/2029	2,000,000		2,111,871
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2033	1,250,000		1,307,729
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2030	1,000,000		1,035,722
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2043	1,000,000		1,005,042
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2032	370,000		380,877
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2033	390,000		400,580
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2031	350,000		360,929
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Foxborough Regional Charter School)	5.00	7/1/2037	1,600,000		1,604,217
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Franklin W Olin College of Engineering) Ser. E	5.00	11/1/2038	2,500,000		2,515,420
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (MCPHS University) Ser. H	5.00	7/1/2037	465,000		481,198
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	4.00	7/1/2036	2,480,000		2,491,553
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	5.00	7/1/2037	705,000		739,443
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (SABIS International Charter School)	5.00	4/15/2033	1,500,000		1,519,158
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (SABIS International Charter School)	5.00	4/15/2040	1,730,000		1,730,751
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. J	5.25	10/1/2024	465,000		468,411
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2029	1,000,000		1,030,687
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2025	700,000		717,298
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2024	530,000		536,510
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2025	500,000		510,994
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2028	750,000		782,773
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Sterling & Francine Clark Art Institute)	5.00	7/1/2028	1,000,000		1,079,930
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2033	1,000,000		1,046,929
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (The Broad Institute)	5.00	4/1/2036	2,000,000		2,155,115
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Trustees of Boston University) (LOC; TD Bank NA) Ser. U-6E-R	2.40	10/1/2042	400,000	[b]	400,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (UMass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2036	1,340,000		1,381,650

44

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.4% (continued)
Massachusetts - 78.8% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (UMass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2025	2,375,000		2,433,605
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellesley College)	4.00	7/1/2036	2,000,000		2,056,083
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2027	475,000		507,483
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2035	1,000,000		1,018,201
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2040	1,500,000		1,508,894
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2032	500,000		522,344
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2033	500,000		520,626
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2031	415,000		443,573
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2029	200,000		213,889
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2028	140,000		149,621
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Woods Hole Oceanographic Institution)	5.00	6/1/2026	850,000		901,559
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/15/2027	2,000,000		2,141,074
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A2	5.00	7/1/2037	2,460,000		2,620,782
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2036	450,000		478,237
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2032	515,000		567,973
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2035	400,000		430,448
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2033	160,000		173,522
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2034	200,000		215,012
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2035	200,000		213,031
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2024	3,000,000		3,045,412
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (Museum of Fine Arts) Ser. A1	2.61	12/1/2037	1,400,000	[b]	1,400,000
Massachusetts Housing Finance Agency, Revenue Bonds (Insured; Federal Housing Administration) Ser. A1	2.55	12/1/2040	1,500,000		1,130,408
Massachusetts Housing Finance Agency, Revenue Bonds (Insured; Federal Housing Administration) Ser. A3	0.88	12/1/2023	915,000		898,703
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. 195	4.00	12/1/2048	645,000		640,938
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. 220	3.00	12/1/2050	1,810,000		1,747,342
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 183	3.50	12/1/2046	345,000		340,881
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 207	4.00	6/1/2049	1,740,000		1,729,587
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 211	3.50	12/1/2049	700,000		687,353
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 221	3.00	12/1/2050	1,485,000		1,430,663

45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.4% (continued)
Massachusetts - 78.8% (continued)
Massachusetts Housing Finance Agency, Revenue Bonds, Ser. F	2.95	12/1/2032	1,000,000		927,538
Massachusetts Municipal Wholesale Electric Co., Revenue Bonds (Project 2015-A) Ser. A	4.00	7/1/2035	650,000		660,655
Massachusetts Port Authority, Revenue Bonds (Green Bond) Ser. A	5.00	7/1/2034	1,500,000		1,658,556
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2035	500,000		530,006
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2029	1,000,000		1,074,231
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2032	865,000		928,840
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2028	2,000,000		2,142,172
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	2,000,000		2,110,560
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2030	1,635,000		1,771,027
Medway, GO	3.00	9/1/2031	500,000		495,297
Medway, GO	3.00	9/1/2032	700,000		688,942
Middleborough, GO, Refunding	3.00	10/1/2034	1,455,000		1,359,832
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2027	525,000		564,633
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2030	315,000		318,847
Natick, GO	4.00	7/15/2033	3,000,000		3,112,534
Plainville, GO	4.00	10/15/2030	1,210,000		1,263,411
Quincy, GO, Refunding, Ser. A	4.00	6/1/2038	500,000		499,942
Rockland, GO, Refunding	3.00	10/1/2032	1,000,000		962,258
Sharon, GO	3.00	2/15/2033	1,750,000		1,671,392
Shrewsbury, GO	3.00	1/15/2034	2,160,000		2,043,244
Somerville, GO, Refunding	3.00	6/1/2034	1,045,000		982,637
Somerville, GO, Refunding	3.00	6/1/2035	1,125,000		1,046,380
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 20	5.00	2/1/2033	2,300,000		2,397,940
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 21	5.00	8/1/2035	2,250,000		2,480,148
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding	8.10	8/1/2023	2,500,000	[c]	2,528,600
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	155,000		155,374
Waltham, GO	3.00	10/15/2032	1,160,000		1,115,999
Worcester, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	2.00	2/15/2033	2,000,000		1,676,752
				126,734,386
Nebraska - 1.9%
Central Plains Energy, Revenue Bonds, Refunding (Central Plains Energy Project)	4.00	8/1/2025	3,000,000	[a]	3,016,277
New York - 4.2%
New York City, GO (LOC; Mizuho Bank Ltd.) Ser. A2	2.47	10/1/2038	1,500,000	[b]	1,500,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. AA5	2.45	6/15/2048	600,000	[b]	600,000
New York Liberty Development Corp., Revenue Bonds, Refunding	2.63	9/15/2069	2,675,000		2,416,488
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[d]	2,166,196
				6,682,684
Tennessee - .1%
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	2.70	11/1/2035	170,000	[b]	170,000

46

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.4% (continued)
U.S. Related - .7%
Puerto Rico, Notes	2.28	11/1/2051	455,259	[b] 155,926
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Fing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2029	285,000	308,162
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Fing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2028	260,000	277,961
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Fing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2027	310,000	327,137
				1,069,186
Total Investments (cost $165,656,642)			97.4%	156,520,396
Cash and Receivables (Net)			2.6%	4,207,937
Net Assets			100.0%	160,728,333

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2023, these securities were valued at $2,166,196 or 1.35% of net assets.

Portfolio Summary (Unaudited) †	Value (%)
Education	19.4
General Obligation	19.1
General	12.8
Medical	12.6
Airport	6.4
School District	5.5
Water	5.1
Development	4.2
Single Family Housing	4.1
Power	3.3
Multifamily Housing	2.6
Student Loan	1.9
Housing	.3
Facilities	.1
97.4

† Based on net assets.

See notes to financial statements.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Short
Ultra 10 Year U.S. Treasury Notes	27	6/21/2023	3,161,058	3,164,063	(3,005)
Gross Unrealized Depreciation				(3,005)

See notes to financial statements.

47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.4%
Alabama - .7%
Black Belt Energy Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2026	750,000	[a]	746,248
Illinois - 3.7%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2034	500,000		517,650
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	500,000		517,070
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	500,000		509,739
Chicago Park District, GO, Refunding, Ser. C	4.00	1/1/2035	1,000,000		994,361
Illinois, GO, Ser. D	5.00	11/1/2026	1,250,000		1,298,122
				3,836,942
Iowa - .5%
PEFA, Revenue Bonds (Gas Project)	5.00	9/1/2026	525,000	[a]	540,393
Kentucky - 1.4%
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	1,500,000	[a]	1,501,153
Nebraska - 1.0%
Central Plains Energy, Revenue Bonds, Refunding (Central Plains Energy Project)	4.00	8/1/2025	1,000,000	[a]	1,005,426
New Jersey - 2.1%
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	500,000		537,030
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	750,000		806,565
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	750,000		805,992
				2,149,587
New York - 89.6%
Albany Capital Resource Corp., Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. D	4.00	11/1/2046	500,000		446,119
Berne-Knox-Westerlo Central School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	2.00	7/1/2031	1,160,000		1,029,866
Brookhaven, GO, Refunding, Ser. C	2.00	1/15/2030	1,000,000		918,167
Build NYC Resource Corp., Revenue Bonds (KIPP NYC Public Charter Schools)	5.00	7/1/2042	1,000,000		1,018,684
Colonie, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	2.00	3/1/2030	1,025,000		919,198
Dutchess County Local Development Corp., Revenue Bonds (Marist College Project) Ser. A	5.00	7/1/2040	1,000,000		1,023,210
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2028	1,000,000		1,050,241
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2033	920,000		960,006
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2026	525,000		540,448
Dutchess County Local Development Corp., Revenue Bonds, Ser. B	5.00	7/1/2026	1,000,000		1,033,520
Huntington, GO, Ser. A	2.00	6/15/2031	1,635,000		1,487,409
Island Trees Union Free School District, GO, Refunding (Insured; State Aid Withholding)	2.00	5/15/2032	1,545,000		1,325,592
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2035	1,000,000		1,067,657
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	2,300,000	[a]	2,328,813
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	4.00	11/15/2033	1,000,000		1,015,691
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2025	1,000,000		1,034,594
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2035	1,215,000		1,236,575

48

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.4% (continued)
New York - 89.6% (continued)
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2030	1,000,000		1,020,544
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2032	1,000,000		1,040,844
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2028	1,095,000		1,143,303
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. C	4.00	7/1/2035	1,000,000		1,008,655
Nassau County, GO, Ser. B	5.00	4/1/2024	1,500,000	[b]	1,528,522
New York City Housing Development Corp., Revenue Bonds	2.40	11/1/2030	910,000		822,023
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	1,000,000		990,893
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2033	1,540,000		1,434,612
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2030	1,600,000		1,776,780
New York City Municipal Water Finance Authority, Revenue Bonds (LOC; Citibank NA) Ser. F2	2.60	6/15/2035	1,400,000	[c]	1,400,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. DD	3.00	6/15/2038	500,000		426,025
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. FF2	5.00	6/15/2035	1,000,000		1,113,569
New York City Transitional Finance Authority, Revenue Bonds (LOC; Sumitomo Mitsui Banking) Ser. C5	3.40	11/1/2041	600,000	[c]	600,000
New York City Transitional Finance Authority, Revenue Bonds, Refunding, Ser. E1	5.00	11/1/2038	1,000,000		1,119,993
New York City Transitional Finance Authority, Revenue Bonds, Ser. B1	5.25	8/1/2037	1,000,000		1,098,264
New York City Transitional Finance Authority, Revenue Bonds, Ser. E1	4.00	2/1/2040	1,075,000		1,056,107
New York Liberty Development Corp., Revenue Bonds, Refunding	2.63	9/15/2069	1,500,000		1,355,040
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,000,000	[d]	1,925,508
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	1,500,000	[d]	1,498,576
New York Liberty Development Corp., Revenue Bonds, Refunding (Green Bond) Ser. A	1.90	11/15/2031	1,000,000		798,074
New York Liberty Development Corp., Revenue Bonds, Refunding, Ser. 1WTC	3.00	2/15/2042	500,000		394,110
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center) (Insured; Federal Housing Administration)	4.00	2/1/2038	275,000		278,206
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center) (Insured; Federal Housing Administration)	4.00	2/1/2037	225,000		228,718
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center) (Insured; Federal Housing Administration)	4.00	2/1/2039	250,000		250,960
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center) (Insured; Federal Housing Administration)	4.00	2/1/2040	250,000		249,221
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2036	1,000,000		1,095,759
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2032	1,420,000		1,464,265
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2025	110,000	[b]	114,660

49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.4% (continued)
New York - 89.6% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding (The Rockefeller University) Ser. A	5.00	7/1/2035	1,000,000		1,113,923
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2037	350,000		350,972
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	7/1/2023	2,400,000	[b]	2,415,416
New York State Dormitory Authority, Revenue Bonds, Ser. A1	4.00	7/1/2027	990,000		1,033,641
New York State Housing Finance Agency, Revenue Bonds (Insured; State of New York Mortgage Agency) Ser. E	4.13	11/1/2028	1,000,000		1,001,168
New York State Housing Finance Agency, Revenue Bonds (Insured; State of New York Mortgage Agency) Ser. L1	1.50	11/1/2029	520,000		442,431
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 203	3.10	10/1/2032	1,500,000		1,382,616
New York State Mortgage Agency, Revenue Bonds, Ser. 223	2.65	10/1/2034	1,000,000		856,398
New York State Mortgage Agency, Revenue Bonds, Ser. 226	1.70	4/1/2027	1,270,000		1,188,767
New York State Urban Development Corp., Revenue Bonds, Refunding, Ser. E	4.00	3/15/2036	1,050,000		1,061,377
New York Transportation Development Corp., Revenue Bonds	4.00	10/31/2034	500,000		484,956
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	1,575,000		1,581,862
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2025	1,330,000		1,356,565
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2026	925,000		954,517
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2024	1,050,000		1,063,259
Onondaga County Trust for Cultural Resources, Revenue Bonds, Refunding (Syracuse University Project)	5.00	12/1/2040	1,350,000		1,468,545
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2036	1,000,000		1,004,635
South Glens Falls Central School District, GO, Refunding (Insured; State Aid Withholding) Ser. A	2.00	7/15/2030	1,000,000		881,836
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2029	1,000,000		1,056,590
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project) Ser. B	5.00	9/1/2039	200,000		207,659
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project) Ser. B	5.00	9/1/2038	200,000		208,278
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project) Ser. B	5.00	9/1/2041	225,000		232,595
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project) Ser. B	5.00	9/1/2040	225,000		232,785
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project) Ser. B	5.00	9/1/2037	250,000		261,799
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project) Ser. B	5.00	9/1/2034	200,000		214,712
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project) Ser. B	5.00	9/1/2035	225,000		239,335
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project) Ser. B	5.00	9/1/2036	225,000		237,273
The New York City Cultural Resources Trust, Revenue Bonds (Wildlife Conservation Society) Ser. A	5.00	8/1/2023	1,480,000	[b]	1,491,819
The New York City Cultural Resources Trust, Revenue Bonds, Refunding (Lincoln Center for the Performing Arts) Ser. A	4.00	12/1/2035	1,275,000		1,291,605
Triborough Bridge & Tunnel Authority, Revenue Bonds (LOC; U.S. Bank NA) Ser. B1	2.60	1/1/2033	100,000	[c]	100,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding	4.00	11/15/2038	1,500,000		1,487,730
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. 2005B-4C	2.60	1/1/2031	1,000,000	[c]	1,000,000
50

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.4% (continued)
New York - 89.6% (continued)
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A2	2.00	5/15/2028	1,500,000	[a] 1,341,442
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2036	1,525,000	1,625,262
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C2	3.00	5/15/2032	2,500,000	2,476,464
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2028	1,270,000	1,366,936
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	500,000	507,819
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2034	1,500,000	1,580,202
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. TE -1	5.00	12/15/2035	2,360,000	2,777,831
Webster Central School District, GO, Refunding (Insured; State Aid Withholding)	2.00	6/15/2031	1,105,000	979,612
Westchester County, GO, Ser. A	2.00	10/15/2032	1,000,000	859,464
Westchester County Local Development Corp., Revenue Bonds (Purchase Housing Corporation II Project)	5.00	6/1/2037	1,000,000	1,014,817
Westchester County Local Development Corp., Revenue Bonds, Refunding	5.00	11/1/2028	1,000,000	1,011,813
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2025	1,105,000	1,125,532
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2026	1,210,000	1,244,825
Westchester Tobacco Asset Securitization Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2024	1,000,000	1,018,575
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	4.00	10/15/2029	200,000	186,907
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2039	320,000	297,749
				92,989,335
U.S. Related - .4%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Fing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2029	140,000	151,378
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Fing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2028	120,000	128,290
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Fing Authority, Revenue Bonds, Refunding (Hospital Auxilio Mutuo Obligated Group)	5.00	7/1/2027	140,000	147,739
				427,407
Total Investments (cost $108,681,621)			99.4%	103,196,491
Cash and Receivables (Net)			0.6%	592,727
Net Assets			100.0%	103,789,218

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2023, these securities were valued at $3,424,084 or 3.3% of net assets.

51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Education	18.0
General	16.1
Development	10.1
Transportation	9.5
General Obligation	7.7
Medical	6.5
Prerefunded	5.3
Airport	4.2
Power	4.2
School District	4.1
Tobacco Settlement	3.5
Single Family Housing	3.3
Multifamily Housing	3.1
Water	2.8
Housing	1.0
99.4

† Based on net assets.

See notes to financial statements.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Short
Ultra 10 Year U.S. Treasury Notes	18	6/21/2023	2,107,372	2,109,375	(2,003)
Gross Unrealized Depreciation				(2,003)

See notes to financial statements.

52

BNY Mellon Municipal Opportunities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .6%
Health Care - .4%
AHS Hospital Corp., Sr. Unscd. Bonds, Ser. 2021	2.78	7/1/2051	5,000,000		3,258,987
WakeMed, Unscd. Notes, Ser. A	3.29	10/1/2052	5,000,000		3,539,727
				6,798,714
Industrial - .2%
LBJ Infrastructure Group, Sr. Scd. Bonds	3.80	12/31/2057	5,000,000	[a]	3,342,206
Total Bonds and Notes (cost $15,000,000)			10,140,920

Long-Term Municipal Investments - 101.5%
Alabama - 1.5%
Auburn University, Revenue Bonds, Ser. A	5.00	6/1/2048	5,000,000		5,268,803
Black Belt Energy Gas District, Revenue Bonds (Project No. 6) Ser. B	4.00	12/1/2026	10,000,000	[b]	9,949,979
Southeast Energy Authority, Revenue Bonds (Project No. 3) Ser. A1	5.50	12/1/2029	5,000,000	[b]	5,361,650
Southeast Energy Authority, Revenue Bonds (Project No. 4) Ser. B1	5.00	8/1/2028	5,000,000	[b]	5,155,373
				25,735,805
Arizona - 2.9%
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects)	5.00	7/1/2049	1,000,000	[a]	913,959
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.50	7/1/2038	1,165,000	[a]	1,179,325
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.63	7/1/2048	2,000,000	[a]	2,003,575
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.75	7/1/2053	3,260,000	[a]	3,276,361
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2049	1,675,000	[a]	1,505,408
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2039	1,325,000	[a]	1,256,289
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2049	2,000,000		1,727,813
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2044	1,625,000		1,656,933
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2043	1,750,000		1,149,520
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. B	5.00	1/1/2049	1,400,000		751,526
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. B	5.00	1/1/2043	1,650,000		921,906
Arizona Industrial Development Authority, Revenue Bonds (JEROME Facility Project) Ser. B	4.00	7/1/2061	3,700,000		2,949,759
Arizona Industrial Development Authority, Revenue Bonds (JEROME Facility Project) Ser. B	4.00	7/1/2041	720,000		645,613
Arizona Industrial Development Authority, Revenue Bonds (JEROME Facility Project) Ser. B	4.00	7/1/2051	1,750,000		1,453,744
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2049	700,000	[a]	632,165
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2039	400,000	[a]	382,027
Arizona Industrial Development Authority, Revenue Bonds (MACOMBS Facility Project) Ser. A	4.00	7/1/2041	950,000		851,851
Arizona Industrial Development Authority, Revenue Bonds (NCCU Properties) (Insured; Build America Mutual) Ser. A	4.00	6/1/2044	2,000,000		1,927,494
Arizona Industrial Development Authority, Revenue Bonds (Phoenix Children's Hospital Obligated Group)	3.00	2/1/2045	1,600,000		1,236,406

53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Arizona - 2.9% (continued)
Arizona Industrial Development Authority, Revenue Bonds (Somerset Academy of Las Vegas)	4.00	12/15/2041	500,000	[a]	400,252
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health Obligated Group) Ser. 2019 F	3.00	1/1/2049	3,000,000		2,198,378
Maricopa County Pollution Control Corp., Revenue Bonds, Refunding (Southern California Edison)	2.40	6/1/2035	5,000,000		3,848,293
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2036	7,500,000		8,056,630
Pinal County Industrial Development Authority, Revenue Bonds (WOF SW GGP 1 Project) Ser. A	5.50	10/1/2033	2,056,000	[a]	1,945,418
Salt River Project Agricultural Improvement & Power District, Revenue Bonds (Salt River Project)	5.00	1/1/2043	5,000,000		5,555,879
				48,426,524
Arkansas - .4%
University of Arkansas, Revenue Bonds (Fayetteville Campus)	5.00	11/1/2042	5,990,000		6,294,551
California - 18.4%
Alameda Corridor Transportation Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2052	2,000,000		2,145,624
California, GO	5.00	4/1/2049	2,500,000		2,669,606
California, GO, Refunding	5.25	9/1/2047	1,000,000		1,122,544
California Community Choice Financing Authority, Revenue Bonds (Green Bond) Ser. B1	4.00	8/1/2031	3,000,000	[b]	2,984,232
California Community Choice Financing Authority, Revenue Bonds (Green Bond), Ser. C	5.25	10/1/2031	6,000,000	[b]	6,247,452
California Community College Financing Authority, Revenue Bonds (Napa Valley College Project) Ser. A	4.25	7/1/2032	500,000	[a]	472,637
California Community College Financing Authority, Revenue Bonds (Napa Valley College Project) Ser. A	5.75	7/1/2060	3,000,000	[a]	2,875,573
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2043	1,250,000		1,273,085
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2048	2,000,000		2,023,274
California Community Housing Agency, Revenue Bonds (Arbors Apartments) Ser. A	5.00	8/1/2050	7,500,000	[a]	7,052,619
California Community Housing Agency, Revenue Bonds (Creekwood Apartments) Ser. A	4.00	2/1/2056	5,000,000	[a]	3,901,350
California Community Housing Agency, Revenue Bonds (Fountains at Emerald Park)	3.00	8/1/2056	3,000,000	[a]	2,023,336
California Community Housing Agency, Revenue Bonds (Fountains at Emerald Park)	4.00	8/1/2046	2,500,000	[a]	2,032,177
California Community Housing Agency, Revenue Bonds (Serenity at Larkspur Apartments) Ser. A	5.00	2/1/2050	5,000,000	[a]	4,354,134
California Community Housing Agency, Revenue Bonds (Stoneridge Apartments) Ser. A	4.00	2/1/2056	3,250,000	[a]	2,435,399
California Community Housing Agency, Revenue Bonds (Verdant at Green Valley Project)	5.00	8/1/2049	5,000,000	[a]	4,796,194
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,750,000		1,544,595
California Educational Facilities Authority, Revenue Bonds (Green Bond) (Loyola Marymount University)	5.00	10/1/2048	3,000,000		3,112,571
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2042	2,000,000		2,051,145
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2047	2,500,000		2,550,009
California Health Facilities Financing Authority, Revenue Bonds	4.35	6/1/2041	2,000,000		1,817,361
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Children's Hospital Los Angeles Obligated Group) Ser. A	5.00	8/15/2047	1,000,000		1,011,606

54

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
California - 18.4% (continued)
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Lucile Salter Packard Children's Hospital at Stanford Obligated Group)	4.00	5/15/2046	5,000,000		4,750,015
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. A	5.00	7/1/2023	2,270,000	[c]	2,283,752
California Infrastructure & Economic Development Bank, Revenue Bonds (WFCS Portfolio Project) Ser. A-1	5.00	1/1/2056	1,200,000	[a]	915,075
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2035	600,000		605,536
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2050	2,750,000		2,757,874
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2048	6,000,000		6,007,178
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2040	5,000,000		5,083,933
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2043	5,000,000		5,043,601
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2039	3,265,000		3,314,907
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2043	2,000,000		2,010,689
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2037	2,605,000		2,659,191
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2052	7,500,000		7,397,376
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2034	2,250,000		2,324,166
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside II)	5.00	5/15/2049	2,000,000		1,985,408
California Municipal Finance Authority, Revenue Bonds (Claremont Colleges Project) Ser. A	5.00	7/1/2052	2,075,000	[a]	1,847,463
California Municipal Finance Authority, Revenue Bonds (Claremont Colleges Project) Ser. A	5.00	7/1/2040	1,515,000	[a]	1,422,869
California Municipal Finance Authority, Revenue Bonds (John Adams Academy - Lincoln) Ser. A	5.00	10/1/2049	1,515,000	[a]	1,372,561
California Municipal Finance Authority, Revenue Bonds (John Adams Academy - Lincoln) Ser. A	5.00	10/1/2057	1,650,000	[a]	1,456,068
California Municipal Finance Authority, Revenue Bonds (LAX Integrated Express Solutions Project)	5.00	12/31/2047	2,250,000		2,228,551
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare Group Obligated Group) Ser. A	5.25	11/1/2041	1,200,000		1,204,379
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare Group Obligated Group) Ser. A	5.25	11/1/2047	700,000		702,087
California Municipal Finance Authority, Revenue Bonds (Palmdale Aerospace Academy Project) Ser. A	5.00	7/1/2038	1,100,000	[a]	1,047,252
California Municipal Finance Authority, Revenue Bonds (United Airlines Project)	4.00	7/15/2029	3,000,000		2,874,223
California Municipal Finance Authority, Revenue Bonds, Refunding (Community Medical Centers) Ser. A	5.00	2/1/2042	1,000,000		1,025,696
California Pollution Control Financing Authority, Revenue Bonds (Rialto Bioenergy Facility Project)	7.50	12/1/2040	5,000,000	[a]	3,349,989
California Public Finance Authority, Revenue Bonds (ENSO Village Project) Ser. 85	3.13	5/15/2029	1,000,000	[a]	881,864
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2046	500,000	[a]	429,260
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2056	500,000	[a]	411,920
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2051	250,000	[a]	210,269

55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
California - 18.4% (continued)
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2036	500,000	[a]	468,790
California Public Finance Authority, Revenue Bonds (Hoag Memorial Hospital Presbyterian Obligated Group) Ser. A	4.00	7/15/2051	3,555,000		3,358,276
California School Finance Authority, Revenue Bonds (Aspire Public Schools Obligated Group) Ser. A	4.00	8/1/2036	300,000	[a]	281,813
California School Finance Authority, Revenue Bonds (Aspire Public Schools Obligated Group) Ser. A	4.00	8/1/2051	750,000	[a]	615,145
California School Finance Authority, Revenue Bonds (Aspire Public Schools Obligated Group) Ser. A	4.00	8/1/2041	500,000	[a]	440,413
California School Finance Authority, Revenue Bonds (Aspire Public Schools Obligated Group) Ser. A	4.00	8/1/2061	2,270,000	[a]	1,785,060
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Project) Ser. A	5.00	8/1/2038	1,000,000	[a]	1,016,035
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Project) Ser. A	5.00	8/1/2048	2,750,000	[a]	2,715,894
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2037	590,000	[a]	603,787
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2047	870,000	[a]	875,747
California School Finance Authority, Revenue Bonds (Summit Public Schools Obligated Group)	5.00	6/1/2047	1,500,000	[a]	1,501,168
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.00	12/1/2033	1,000,000	[a]	1,018,010
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2038	1,500,000	[a]	1,519,030
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2036	6,500,000	[a]	6,527,637
California Statewide Communities Development Authority, Revenue Bonds, Refunding (CHF-Irvine)	5.00	5/15/2040	2,000,000		2,022,830
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	4.00	4/1/2042	1,600,000		1,500,392
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	5.00	4/1/2047	1,500,000		1,525,527
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2044	3,000,000		2,919,861
CMFA Special Finance Agency, Revenue Bonds, Ser. A1	3.00	12/1/2056	1,000,000	[a]	689,150
CMFA Special Finance Agency VIII, Revenue Bonds, Ser. A2	4.00	8/1/2047	3,500,000	[a]	2,759,521
CSCDA Community Improvement Authority, Revenue Bonds	4.00	12/1/2056	2,500,000	[a]	1,842,444
CSCDA Community Improvement Authority, Revenue Bonds	4.00	2/1/2057	1,000,000	[a]	721,611
CSCDA Community Improvement Authority, Revenue Bonds, Ser. A2	4.00	9/1/2056	5,000,000	[a]	3,857,766
Foothill Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. B1	3.95	1/15/2053	5,000,000		4,365,729
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	2.96	1/15/2046	2,000,000		1,407,432
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. D	3.06	1/15/2043	1,000,000		697,447
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. A	4.09	1/15/2049	7,500,000		6,080,017
Fowler Unified School District, GO (Insured; Build America Mutual) Ser. B	3.38	8/1/2045	1,200,000		993,610

56

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
California - 18.4% (continued)
Fowler Unified School District, GO (Insured; Build America Mutual) Ser. B	5.00	8/1/2050	3,000,000		3,239,352
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding (Insured; State Appropriation) Ser. B	2.75	6/1/2034	5,000,000		4,070,004
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding (Insured; State Appropriation) Ser. B	3.29	6/1/2042	6,000,000		4,495,788
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	4.21	6/1/2050	10,410,000		8,330,868
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. B2	0.00	6/1/2066	10,000,000	[d]	994,013
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/2033	4,380,000	[d]	3,052,622
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2029	2,080,000	[d]	1,675,903
Irvine, Special Assessment Bonds, Refunding	4.00	9/2/2029	1,000,000		1,004,771
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2032	2,500,000	[d]	1,806,709
Norman Y. Mineta San Jose International Airport SJC, Revenue Bonds, Refunding, Ser. A	5.00	3/1/2047	8,500,000		8,620,552
Northern California Energy Authority, Revenue Bonds, Ser. A	4.00	7/1/2024	10,000,000	[b]	10,009,633
Northern California Gas Authority No. 1, Revenue Bonds (Gas Project) Ser. B, 3 Month LIBOR +0.72%	3.91	7/1/2027	475,000	[e]	471,441
Oroville, Revenue Bonds (Oroville Hospital)	5.25	4/1/2039	1,750,000		1,765,889
Palomar Health, Revenue Bonds, Refunding	5.00	11/1/2039	1,000,000		1,010,471
Riverside County Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.25	6/1/2023	2,000,000	[c]	2,010,739
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2023	2,000,000	[c]	2,013,174
San Diego County Regional Airport Authority, Revenue Bonds, Ser. A	4.00	7/1/2046	2,250,000		2,118,253
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	4.00	7/1/2051	2,500,000		2,223,500
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	4.00	7/1/2046	2,000,000		1,822,956
San Diego Unified School District, GO, Ser. A	0.00	7/1/2025	2,385,000	[d]	2,210,852
San Diego Unified School District, GO, Ser. A	0.00	7/1/2025	1,615,000	[d]	1,497,076
San Francisco Airport City & County, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2044	6,500,000		6,679,670
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Ser. C	0.00	8/1/2038	2,000,000	[d]	820,518
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Ser. C	0.00	8/1/2043	7,835,000	[d]	2,381,955
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2031	5,330,000	[d]	4,030,632
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2030	3,020,000	[d]	2,366,261
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization)	5.00	6/1/2048	4,000,000		4,105,631
Tender Option Bond Trust Receipts (Series 2022-XL0357), (Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. H) Non-recourse, Underlying Coupon Rate (%) 5.50	12.20	5/15/2047	8,010,000	[a,f,g]	8,707,214
The Morongo Band of Mission Indians, Revenue Bonds, Ser. A	5.00	10/1/2042	1,000,000	[a]	992,680
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization)	5.00	6/1/2039	2,000,000		2,111,087

57

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.5% (continued)
California - 18.4% (continued)
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2040	500,000	482,018
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2037	500,000	494,663
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2038	800,000	784,993
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2039	1,000,000	973,301
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2045	1,000,000	1,024,037
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2049	1,000,000	1,014,748
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2039	900,000	936,195
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2040	1,000,000	1,035,799
University of California, Revenue Bonds, Refunding, Ser. AZ	5.00	5/15/2043	5,000,000	5,335,598
University of California, Revenue Bonds, Refunding, Ser. BE	4.00	5/15/2050	15,000,000	14,337,454
Vernon Electric System, Revenue Bonds, Refunding, Ser. 2022-A	5.00	8/1/2041	420,000	439,988
Vernon Electric System, Revenue Bonds, Refunding, Ser. 2022-A	5.00	8/1/2040	365,000	383,287
Vernon Electric System, Revenue Bonds, Refunding, Ser. 2022-A	5.00	8/1/2039	425,000	447,691
				306,539,803
Colorado - 1.0%
Colorado Board Governors University System, Revenue Bonds, Refunding (Insured; State Higher Education Intercept Program) Ser. C	5.00	3/1/2043	2,995,000	3,184,686
Colorado Health Facilities Authority, Revenue Bonds (CommonSpirit Health Obligated Group)	5.25	11/1/2052	1,500,000	1,545,285
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2048	1,250,000	1,130,930
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.25	12/1/2048	3,500,000	3,603,309
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	900,000	[a] 904,843
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	2,405,000	[a] 2,421,039
E-470 Public Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2040	1,725,000	1,730,626
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	3.00	7/15/2037	1,000,000	833,798
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2033	1,000,000	1,004,586
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2035	1,000,000	984,098
				17,343,200
Connecticut - .5%
Connecticut, GO, Ser. 2021 A	3.00	1/15/2038	1,625,000	1,396,887
Connecticut, GO, Ser. B	3.00	6/1/2038	3,375,000	2,899,515
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Stamford Hospital) Ser. M	4.00	7/1/2037	5,000,000	4,687,497
				8,983,899
Delaware - .3%
Delaware River & Bay Authority, Revenue Bonds	4.00	1/1/2046	1,000,000	947,429
Kent County, Revenue Bonds (CHF-Dover University Project) Ser. A	5.00	7/1/2048	1,000,000	928,152
Kent County, Revenue Bonds (CHF-Dover University Project) Ser. A	5.00	7/1/2040	750,000	730,444

58

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Delaware - .3% (continued)
University of Delaware, Revenue Bonds, Refunding	2.50	11/1/2035	1,600,000	[f]	1,600,000
				4,206,025
District of Columbia - 2.8%
District of Columbia, Revenue Bonds (District of Columbia International School Obligated Group)	5.00	7/1/2049	4,265,000		4,190,173
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2044	1,240,000		1,042,343
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2049	1,375,000		1,110,773
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2039	1,275,000		1,134,589
District of Columbia, Revenue Bonds, Refunding (KIPP Charter School)	6.00	7/1/2023	1,450,000	[c]	1,462,826
District of Columbia, Revenue Bonds, Refunding (KIPP Charter School)	6.00	7/1/2023	1,100,000	[c]	1,109,730
District of Columbia, Revenue Bonds, Refunding (KIPP Charter School)	6.00	7/1/2023	1,700,000	[c]	1,715,038
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. A	5.00	7/1/2048	5,000,000		4,889,208
District of Columbia, Revenue Bonds, Ser. A	5.00	7/1/2042	6,000,000		6,620,930
Metropolitan Washington Airports Authority, Revenue Bonds (Dulles Metrorail & Capital Improvement Projects) (Insured; Assured Guaranty Corp.) Ser. B	0.00	10/1/2036	6,275,000	[d]	3,569,494
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2053	5,000,000		4,541,464
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. C2	3.40	10/1/2039	3,900,000	[f]	3,900,000
Washington Metropolitan Area Transit Authority, Revenue Bonds (Green Bond) Ser. A	3.00	7/15/2040	9,520,000		7,990,212
Washington Metropolitan Area Transit Authority, Revenue Bonds (Green Bond) Ser. A	4.00	7/15/2046	3,000,000		2,828,313
				46,105,093
Florida - 3.6%
Capital Trust Agency, Revenue Bonds (Franklin Academy Project)	5.00	12/15/2040	1,220,000	[a]	1,102,443
Capital Trust Agency, Revenue Bonds (Franklin Academy Project)	5.00	12/15/2035	1,085,000	[a]	1,030,783
Capital Trust Agency, Revenue Bonds (H-Bay Ministries-Superior Residences Project) Ser. A1	5.00	7/1/2048	750,000	[h]	292,500
Capital Trust Agency, Revenue Bonds (H-Bay Ministries-Superior Residences Project) Ser. B	5.00	7/1/2053	250,000	[h]	25,000
Collier County Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2045	2,500,000		2,521,357
Florida Development Finance Corp., Revenue Bonds (Green Bond) Ser. B	7.38	1/1/2049	5,000,000	[a]	4,527,749
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2050	6,500,000		6,002,918
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2040	1,650,000		1,589,700
Florida Development Finance Corp., Revenue Bonds, Refunding (Glenridge on Palmer Ranch Obligated Group)	5.00	6/1/2051	1,250,000		997,930
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Rollins College Project) Ser. A	3.00	12/1/2048	7,500,000		5,227,321
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Rollins College Project) Ser. A	4.00	12/1/2050	10,000,000		8,888,202
Hillsborough County Industrial Development Authority, Revenue Bonds (Tampa General Hospital Project)	4.00	8/1/2045	2,220,000		2,003,789
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/2040	7,545,000		7,472,192
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2041	1,250,000		1,185,844

59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Florida - 3.6% (continued)
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2040	1,625,000		1,556,460
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2039	1,500,000		1,451,537
Miami-Dade County Expressway Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	1,050,000		1,050,573
Miami-Dade County Health Facilities Authority, Revenue Bonds, Refunding (Nicklaus Children's Hospital Obligated Group)	5.00	8/1/2042	2,000,000		2,047,678
Miami-Dade County Seaport Department, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A1	4.00	10/1/2045	2,500,000		2,303,736
Miami-Dade County Water & Sewer System, Revenue Bonds	4.00	10/1/2051	1,000,000		910,173
Miami-Dade County Water & Sewer System, Revenue Bonds	4.00	10/1/2046	1,250,000		1,160,847
Miami-Dade County Water & Sewer System, Revenue Bonds	4.00	10/1/2048	1,500,000		1,381,982
Seminole County, Revenue Bonds, Refunding	5.00	10/1/2052	3,600,000		3,783,344
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2045	1,850,000	[d]	608,019
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2049	1,800,000	[d]	474,991
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2041	1,000,000	[d]	413,084
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2042	1,000,000	[d]	389,208
				60,399,360
Georgia - 2.3%
Athens-Clarke County Unified Government Development Authority, Revenue Bonds (University of Georgia Athletic Association) (LOC; Wells Fargo Bank NA) Ser. B	2.65	7/1/2035	1,300,000	[f]	1,300,000
Fulton County Development Authority, Revenue Bonds, Refunding (Robert W. Woodruff Arts Center)	5.00	3/15/2044	6,000,000		6,295,665
George L Smith II Congress Center Authority, Revenue Bonds	5.00	1/1/2054	3,000,000	[a]	2,354,801
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	4.00	1/1/2049	2,155,000		1,757,428
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	4.00	1/1/2049	2,000,000		1,757,716
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	5.00	1/1/2056	1,000,000		1,011,642
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	2,250,000		2,294,574
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	1/1/2046	1,200,000		1,085,629
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) Ser. A	4.00	1/1/2051	1,000,000		871,101
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) Ser. A	5.00	1/1/2056	1,200,000		1,217,330
Georgia Ports Authority, Revenue Bonds	4.00	7/1/2047	4,000,000		3,833,030
Georgia Ports Authority, Revenue Bonds	5.25	7/1/2043	6,245,000		6,990,185
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2043	1,500,000		1,497,299
Main Street Natural Gas, Revenue Bonds, Ser. B	5.00	6/1/2029	5,000,000	[b]	5,196,859
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2044	1,500,000		1,539,875
				39,003,134
Hawaii - .4%
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (The Queen's Health Systems Obligated Group) Ser. A	5.00	7/1/2035	7,000,000		7,239,152
Idaho - .2%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2051	2,500,000		2,196,342
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	4.00	3/1/2046	2,000,000		1,794,129
				3,990,471

60

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Illinois - 8.8%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2026	1,170,000		1,216,309
Chicago Board of Education, GO, Refunding, Ser. A	4.00	12/1/2027	750,000		734,105
Chicago Board of Education, GO, Refunding, Ser. A	7.00	12/1/2044	2,500,000		2,635,377
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2033	600,000		617,272
Chicago Board of Education, GO, Refunding, Ser. B	6.75	12/1/2030	7,500,000	[a]	8,258,160
Chicago Board of Education, GO, Refunding, Ser. B	7.00	12/1/2042	10,000,000	[a]	10,835,716
Chicago Board of Education, GO, Ser. A	5.00	12/1/2041	1,000,000		967,174
Chicago Board of Education, GO, Ser. A	7.00	12/1/2046	5,000,000	[a]	5,390,878
Chicago Board of Education, GO, Ser. B	6.50	12/1/2046	4,500,000		4,724,270
Chicago Board of Education, Revenue Bonds	5.00	4/1/2046	1,600,000		1,554,806
Chicago Board of Education, Revenue Bonds	5.00	4/1/2042	1,700,000		1,683,002
Chicago Board of Education, Revenue Bonds	6.00	4/1/2046	1,500,000		1,549,145
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2040	5,000,000		5,058,879
Chicago II, GO, Refunding, Ser. 2007E	5.50	1/1/2042	1,750,000		1,766,230
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2042	1,250,000		1,261,593
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2032	600,000		620,289
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2031	1,300,000		1,347,062
Chicago II, GO, Ser. A	5.50	1/1/2049	4,000,000		4,097,475
Chicago II, GO, Ser. B	7.75	1/1/2042	1,272,000		1,308,372
Chicago Midway International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2046	5,000,000		5,075,559
Chicago O'Hare International Airport, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/2043	4,000,000		4,055,365
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2039	3,710,000		3,853,367
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2037	3,000,000		3,138,156
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2038	3,250,000		3,386,353
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2041	6,800,000		6,963,943
Cook County II, Revenue Bonds, Ser. A	5.25	11/15/2045	5,000,000		5,345,509
Illinois, GO	5.50	5/1/2039	2,500,000		2,657,717
Illinois, GO	5.50	5/1/2030	2,500,000		2,741,250
Illinois, GO	5.50	7/1/2038	10,000,000		10,039,061
Illinois, GO	5.50	7/1/2033	2,500,000		2,512,504
Illinois, GO, Ser. A	5.00	3/1/2046	2,500,000		2,526,262
Illinois, GO, Ser. A	5.00	5/1/2042	2,500,000		2,535,045
Illinois, GO, Ser. D	5.00	11/1/2028	5,150,000		5,394,549
Illinois Finance Authority, Revenue Bonds, Refunding (Franciscan Communities Obligated Group) Ser. A	5.00	5/15/2037	3,000,000		2,858,912
Illinois Finance Authority, Revenue Bonds, Refunding (Franciscan Communities Obligated Group) Ser. A	5.25	5/15/2047	3,715,000		3,464,369
Illinois Finance Authority, Revenue Bonds, Refunding (Franciscan Communities Obligated Group) Ser. A	5.25	5/15/2023	535,000	[c]	537,056
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	5.50	7/1/2028	1,560,000		1,561,777
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	6.00	7/1/2043	5,000,000		5,034,915
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	5.00	1/1/2041	3,750,000		4,033,053
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	5.00	1/1/2045	3,215,000		3,411,874
Metropolitan Pier & Exposition Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2040	10,000,000	[d]	4,334,873
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	4.00	12/15/2042	3,000,000		2,584,913
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	4.00	12/15/2047	2,000,000		1,651,396

61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Illinois - 8.8% (continued)
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	5.00	6/15/2050	2,000,000		1,953,274
				147,277,166
Indiana - 1.7%
Indiana Finance Authority, Revenue Bonds (Butler University Project)	4.00	2/1/2044	2,595,000		2,328,684
Indiana Finance Authority, Revenue Bonds (United States Steel) Ser. A	6.75	5/1/2039	1,000,000		1,132,632
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A4	2.70	12/1/2039	6,600,000	[f]	6,600,000
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A5	2.65	10/1/2040	300,000	[f]	300,000
Indiana Finance Authority, Revenue Bonds, Refunding (Parkview Health System Obligated Group) (LOC; Wells Fargo Bank NA) Ser. B	2.65	11/1/2039	1,700,000	[f]	1,700,000
Indiana Finance Authority, Revenue Bonds, Refunding (Parkview Health System Obligated Group) (LOC; Wells Fargo Bank NA) Ser. D	2.65	11/1/2039	8,200,000	[f]	8,200,000
Indiana Municipal Power Agency, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. B	2.62	1/1/2042	7,600,000	[f]	7,600,000
				27,861,316
Iowa - .1%
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2040	1,000,000		937,680
Kentucky - .4%
Henderson, Revenue Bonds (Pratt Paper Project)	3.70	1/1/2032	1,395,000	[a]	1,357,985
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (Louisville Arena) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2047	1,660,000		1,637,275
Kentucky Public Transportation Infrastructure Authority, Revenue Bonds, Ser. A	5.75	7/1/2023	3,000,000	[c]	3,021,803
				6,017,063
Louisiana - .8%
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation) Ser. A	5.50	6/15/2038	3,200,000	[a]	3,189,887
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation) Ser. A	5.63	6/15/2048	4,350,000	[a]	4,182,368
Louisiana Public Facilities Authority, Revenue Bonds (Louisiana Children's Medical Center Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	3.00	6/1/2050	1,000,000		713,555
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University) Ser. A	4.00	4/1/2030	240,000	[c]	257,850
New Orleans Water System, Revenue Bonds, Refunding	5.00	12/1/2024	500,000	[c]	516,646
St. James Parish, Revenue Bonds (NuStar Logistics Project) Ser. 2	6.35	7/1/2040	4,115,000	[a]	4,441,088
				13,301,394
Maryland - .1%
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2049	750,000		761,128
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2044	200,000		204,062
				965,190
Massachusetts - 3.2%
Commonwealth of Massachusetts, GO, Refunding, Ser. E	1.77	11/1/2032	90,000		68,565
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2049	755,000		692,985
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2054	770,000		693,733

62

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Massachusetts - 3.2% (continued)
Massachusetts Development Finance Agency, Revenue Bonds	5.13	11/15/2046	1,500,000	[a]	1,519,944
Massachusetts Development Finance Agency, Revenue Bonds (Bentley University)	5.00	7/1/2040	5,500,000		5,651,412
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2041	3,000,000		3,090,907
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.25	1/1/2042	5,500,000		5,604,756
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2046	2,015,000		2,035,702
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2040	1,000,000		1,018,156
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2047	3,000,000	[a]	2,900,996
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2037	1,000,000	[a]	1,010,554
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2057	2,000,000	[a]	1,863,426
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (SABIS International Charter School)	5.00	4/15/2040	1,500,000		1,500,651
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2036	2,115,000		2,161,740
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	4.00	10/1/2045	500,000		457,497
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2044	1,375,000		1,308,964
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Partners Healthcare) (LOC; TD Bank NA) Ser. F3	3.40	7/1/2040	500,000	[f]	500,000
Tender Option Bond Trust Receipts (Series 2022-XL0371), (Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate (%) 5.25	12.56	2/15/2048	9,500,000	[a,f,g]	10,061,545
Tender Option Bond Trust Receipts (Series 2022-XL0372), (Massachusetts School Building Authority, Revenue Bonds, Ser. B) Non-recourse, Underlying Coupon Rate (%) 5.25	12.56	2/15/2048	10,000,000	[a,f,g]	10,591,100
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	50,000		50,121
				52,782,754
Michigan - 2.1%
Detroit, GO	5.00	4/1/2034	1,000,000		1,023,658
Detroit, GO	5.00	4/1/2033	1,150,000		1,180,668
Detroit, GO	5.00	4/1/2035	1,660,000		1,690,318
Detroit, GO	5.00	4/1/2038	1,235,000		1,234,872
Detroit, GO	5.00	4/1/2036	1,200,000		1,211,357
Detroit, GO	5.00	4/1/2029	1,000,000		1,032,152
Detroit, GO	5.00	4/1/2028	900,000		930,456
Detroit, GO	5.00	4/1/2030	700,000		719,776
Detroit, GO	5.00	4/1/2032	850,000		873,450
Detroit, GO	5.00	4/1/2031	1,000,000		1,028,429
Detroit, GO, Ser. A	5.00	4/1/2050	2,000,000		1,848,646
Detroit, GO, Ser. A	5.00	4/1/2046	1,250,000		1,180,674
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2043	10,000,000		9,770,119
Lakeview School District, GO (LOC; TD Bank NA) Ser. B	3.40	5/1/2032	300,000	[f]	300,000
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2040	2,100,000		1,958,105
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2038	1,500,000		1,424,487

63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Michigan - 2.1% (continued)
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Refunding, Ser. C	0.00	6/1/2058	30,000,000	[d]	1,189,536
University of Michigan, Revenue Bonds, Ser. A	3.50	4/1/2052	7,290,000		5,879,255
				34,475,958
Minnesota - .7%
Forest Lake, Revenue Bonds, Refunding (North Lakes Academy Project)	5.00	7/1/2056	4,000,000		3,395,654
Minneapolis, Revenue Bonds (Allina Health System Obligated Group)	4.00	11/15/2038	5,000,000		4,896,553
Rochester, Minnesota, Revenue Bonds, Refunding (Mayo Clinic)	5.00	11/15/2057	2,500,000		2,684,940
				10,977,147
Mississippi - .1%
Mississippi Development Bank, Revenue Bonds (Jackson Water & Sewer System Project) (Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/2040	1,625,000		1,657,044
Missouri - .4%
Metropolitan St. Louis Sewer District, Revenue Bonds, Refunding, Ser. B	5.00	5/1/2047	2,805,000		3,084,388
Metropolitan St. Louis Sewer District, Revenue Bonds, Refunding, Ser. B	5.25	5/1/2052	3,000,000		3,325,485
The St. Louis Missouri Industrial Development Authority, Revenue Bonds (Mid-America Transplant Services Project) (LOC; BMO Harris Bank NA)	2.60	1/1/2039	200,000	[f]	200,000
				6,609,873
Montana - .1%
Montana Facility Finance Authority, Revenue Bonds, Refunding (Billings Clinic Obligated Group) Ser. 2022A	4.00	8/15/2036	1,250,000		1,266,226
Nebraska - 1.2%
Central Plains Energy, Revenue Bonds, Refunding (Central Plains Energy Project)	4.00	8/1/2025	10,000,000	[b]	10,054,257
Tender Option Bond Trust Receipts (Series 2022-XL0356), (Omaha Public Power District, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate (%) 5.00	9.73	2/1/2042	10,000,000	[a,f,g]	10,637,463
				20,691,720
Nevada - .7%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2040	750,000		728,052
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2038	1,700,000		1,682,383
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2037	850,000		850,183
Henderson, GO, Ser. A1	4.00	6/1/2045	3,000,000		2,876,455
Nevada Department of Business & Industry, Revenue Bonds (Green Bond) (Fulcrum Sierra Biofuels Project)	6.25	12/15/2037	5,000,000	[a]	4,479,367
Nevada Department of Business & Industry, Revenue Bonds (Green Bond) (Fulcrum Sierra Biofuels Project) Ser. B	5.13	12/15/2037	1,382,855	[a]	1,059,414
				11,675,854
New Jersey - 2.9%
New Jersey Economic Development Authority, Revenue Bonds	5.38	1/1/2043	5,500,000		5,529,067
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2049	1,105,000	[a]	1,012,817
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2054	725,000	[a]	655,144
New Jersey Economic Development Authority, Revenue Bonds (The Goethals)	5.13	1/1/2034	5,325,000		5,373,755
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.50	6/15/2050	1,000,000		1,074,568

64

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
New Jersey - 2.9% (continued)
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.00	12/15/2039	1,500,000		1,449,343
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/15/2042	3,000,000		2,813,394
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/15/2041	3,000,000		2,823,215
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2030	3,000,000		3,156,322
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2031	2,000,000		2,100,315
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. A1	5.00	6/15/2030	1,500,000		1,578,161
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	4.00	6/15/2045	5,000,000		4,584,718
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	4.00	6/15/2050	5,000,000		4,531,388
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	2.78	1/1/2040	2,000,000		1,482,890
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2048	1,500,000		1,509,667
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	1,250,000		1,264,939
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	3,000,000		3,059,934
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	5,000,000		5,168,454
				49,168,091
New York - 12.5%
Build New York City Resource Corp., Revenue Bonds (Hellenic Classical Charter Schools) Ser. A	5.00	12/1/2051	1,450,000	[a]	1,212,659
Build New York City Resource Corp., Revenue Bonds (Hellenic Classical Charter Schools) Ser. A	5.00	12/1/2041	1,200,000	[a]	1,058,528
Build New York City Resource Corp., Revenue Bonds (KIPP NYC Public Charter Schools)	5.25	7/1/2057	1,750,000		1,773,214
Build New York City Resource Corp., Revenue Bonds (KIPP NYC Public Charter Schools)	5.25	7/1/2052	1,500,000		1,530,498
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2032	500,000	[a]	495,584
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2037	700,000	[a]	678,445
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2047	1,000,000	[a]	915,896
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2056	450,000		326,995
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2051	690,000		515,992
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2041	525,000		430,648
Build New York City Resource Corp., Revenue Bonds (Shefa School Project) Ser. A	2.50	6/15/2031	250,000	[a]	208,315
Build New York City Resource Corp., Revenue Bonds (Shefa School Project) Ser. A	5.00	6/15/2051	1,250,000	[a]	1,119,651
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2050	6,000,000		6,039,229
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C2	5.18	11/15/2049	10,000,000		9,058,261
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. E	4.00	11/15/2045	1,630,000		1,426,215
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2056	5,000,000		4,912,576
New York City, GO (LOC; Mizuho Bank Ltd.) Ser. A3	2.47	10/1/2040	8,300,000	[f]	8,300,000
New York City, GO (LOC; U.S. Bank NA) Ser. L4	2.60	4/1/2038	2,700,000	[f]	2,700,000

65

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
New York - 12.5% (continued)
New York City, GO, Refunding (LOC; TD Bank NA) Ser. I4	2.45	4/1/2036	200,000	[f]	200,000
New York City, GO, Ser. F1	3.00	3/1/2041	1,215,000		990,052
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2037	2,250,000		1,891,143
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2040	1,750,000		1,414,669
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2039	2,285,000		1,884,458
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2046	5,000,000		3,692,430
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	3.00	3/1/2036	2,500,000		2,201,201
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	4.00	3/1/2045	5,000,000		4,653,138
New York City Municipal Water Finance Authority, Revenue Bonds (LOC; Citibank NA) Ser. F2	2.60	6/15/2035	6,500,000	[f]	6,500,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. AA3	2.45	6/15/2049	2,900,000	[f]	2,900,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. AA5	2.45	6/15/2048	900,000	[f]	900,000
New York City Municipal Water Finance Authority, Revenue Bonds, Refunding, Ser. F1A	3.40	6/15/2035	800,000	[f]	800,000
New York City Transitional Finance Authority, Revenue Bonds (LOC; Sumitomo Mitsui Banking) Ser. C5	3.40	11/1/2041	1,300,000	[f]	1,300,000
New York City Transitional Finance Authority, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. S1A	3.00	7/15/2039	6,750,000		5,674,234
New York City Transitional Finance Authority, Revenue Bonds, Ser. B5	2.60	8/1/2042	2,700,000	[f]	2,700,000
New York City Transitional Finance Authority, Revenue Bonds, Ser. D	4.00	11/1/2044	3,500,000		3,371,614
New York City Transitional Finance Authority, Revenue Bonds, Ser. F1	5.00	2/1/2047	5,380,000		5,772,615
New York City Transitional Finance Authority, Revenue Bonds, Ser. F1	5.00	2/1/2041	5,915,000		6,462,583
New York Counties Tobacco Trust VI, Revenue Bonds, Refunding, Ser. A2B	5.00	6/1/2051	4,585,000		4,245,460
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.80	9/15/2069	4,000,000		3,612,482
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	8,000,000	[a]	7,702,031
New York Liberty Development Corp., Revenue Bonds, Refunding (Green Bond) Ser. A	3.00	11/15/2051	2,500,000		1,731,598
New York State Dormitory Authority, Revenue Bonds, Refunding (Pace University) Ser. A	5.00	5/1/2038	500,000		500,212
New York State Environmental Facilities Corp., Revenue Bonds, Refunding (Waste Management)	3.50	5/1/2023	3,000,000	[b]	2,996,218
New York State Urban Development Corp., Revenue Bonds, Ser. A	4.00	3/15/2045	2,500,000		2,370,699
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	4.38	10/1/2045	5,000,000		4,548,217
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	10/1/2035	8,000,000		8,212,852
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	10/1/2040	5,000,000		4,993,992

66

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
New York - 12.5% (continued)
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2036	2,500,000		2,540,975
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2034	4,000,000		4,114,545
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2040	5,000,000		5,125,557
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2039	4,000,000		4,123,081
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2042	3,000,000		3,046,306
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2041	2,500,000		2,550,629
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines)	2.25	8/1/2026	815,000		759,614
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines)	3.00	8/1/2031	1,000,000		892,620
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	4.00	12/1/2039	2,000,000		1,809,936
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2035	400,000		417,945
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2037	700,000		722,371
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Airport)	5.25	8/1/2031	1,515,000		1,542,851
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Airport)	5.38	8/1/2036	1,000,000		1,010,489
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2049	4,000,000		3,620,275
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2030	1,675,000		1,848,806
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 234	5.50	8/1/2052	4,000,000		4,315,514
Schenectady County Capital Resource Corp., Revenue Bonds, Refunding (Union College Project)	5.25	7/1/2052	1,000,000		1,074,391
Tender Option Bond Trust Receipts (Series 2022-XL0388), (New York City Water & Sewer System, Revenue Bonds, Ser. AA1) Non-recourse, Underlying Coupon Rate (%) 5.25	10.74	6/15/2052	8,000,000	[a,f,g]	8,836,022
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. 2005B-4C	2.60	1/1/2031	6,800,000	[f]	6,800,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2031	5,000,000	[d]	3,596,862
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	0.00	11/15/2027	2,000,000	[d]	1,699,364
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	4.00	11/15/2054	1,750,000		1,625,537
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2051	4,000,000		4,268,255
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C	4.00	11/15/2040	5,000,000		4,890,806
				208,157,355
North Carolina - .2%
Greater Asheville Regional Airport Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.50	7/1/2052	2,000,000		2,140,814
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2049	1,500,000		1,543,450
				3,684,264
Ohio - 2.7%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	9,800,000		8,912,510
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.25	12/1/2038	2,420,000		2,452,115

67

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Ohio - 2.7% (continued)
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/2053	1,500,000		1,514,562
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/2043	1,580,000		1,607,073
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	3.00	8/1/2040	1,600,000		1,271,460
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	4.00	8/1/2041	500,000		481,826
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2035	3,000,000		3,029,314
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2039	2,000,000		1,990,018
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) Ser. E	4.00	1/15/2039	800,000		750,329
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) Ser. E	4.00	1/15/2040	1,300,000		1,209,385
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) Ser. E	4.00	1/15/2038	1,600,000		1,510,874
Ohio, Revenue Bonds, Refunding (University Hospitals Health System Obligated Group) Ser. E	5.00	1/15/2036	1,400,000		1,479,269
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper Project)	4.25	1/15/2038	2,500,000	[a]	2,403,789
Ohio Air Quality Development Authority, Revenue Bonds, Refunding (Duke Energy) Ser. A	4.25	6/1/2027	1,000,000	[b]	994,337
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (John Carroll University)	4.00	10/1/2047	5,000,000		4,192,564
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (John Carroll University)	4.00	10/1/2042	5,000,000		4,358,011
Ohio Turnpike & Infrastructure Commission, Revenue Bonds	5.70	2/15/2034	3,000,000		3,554,991
Southern Ohio Port Authority, Revenue Bonds (PureCycle Project) Ser. A	7.00	12/1/2042	4,000,000	[a]	2,848,293
Toledo-Lucas County Port Authority, Revenue Bonds (University of Toledo Parking Project)	4.00	1/1/2051	1,000,000		760,780
				45,321,500
Oregon - .3%
Oregon, GO, Refunding	2.62	6/1/2041	1,100,000	[f]	1,100,000
Oregon, GO, Refunding, Ser. J	2.62	6/1/2039	2,200,000	[f]	2,200,000
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248A	6.50	4/1/2031	2,000,000	[a,h]	146,000
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248D	6.50	4/1/2031	2,000,000	[a,h]	146,000
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248F	11.50	4/1/2031	1,000,000	[h]	60,000
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2039	700,000	[a]	750,360
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2036	700,000	[a]	758,701
				5,161,061
Pennsylvania - 2.6%
Allegheny County Industrial Development Authority, Revenue Bonds, Refunding (United States Steel Corp.)	4.88	11/1/2024	2,000,000		2,010,820
Allegheny County Industrial Development Authority, Revenue Bonds, Refunding (United States Steel Corp.)	5.13	5/1/2030	1,750,000		1,796,825
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2035	3,500,000		3,713,818
Delaware County Industrial Development Authority, Revenue Bonds, Refunding (United Parcel Service)	2.80	9/1/2045	4,300,000	[f]	4,300,000
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	4.00	4/1/2050	4,070,000		3,583,974
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	4.00	4/1/2039	1,500,000		1,412,145

68

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Pennsylvania - 2.6% (continued)
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2050	3,000,000		3,045,159
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2040	1,300,000		1,368,685
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2041	1,750,000		1,836,018
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2046	2,000,000		2,073,945
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2037	600,000		637,269
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2038	1,085,000		1,151,082
Lancaster County Hospital Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2039	1,100,000		1,162,826
Lancaster County Hospital Authority, Revenue Bonds, Refunding (Masonic Homes Project) (LOC; JPMorgan Chase Bank NA) Ser. D	2.65	7/1/2034	800,000	[f]	800,000
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	4.00	3/1/2051	700,000		537,660
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	4.00	3/1/2046	685,000		546,213
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2044	1,750,000		1,607,456
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Insured; Assured Guaranteed Municipal Corp.)	5.00	12/31/2057	1,000,000		1,011,552
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Tapestry Moon Senior Housing Project)	6.50	12/1/2038	3,000,000	[a,h]	1,143,750
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (LOC; TD Bank NA)	3.40	12/1/2039	7,400,000	[f]	7,400,000
Pennsylvania Turnpike Commission Oil Franchise, Revenue Bonds, Refunding, Ser. A	3.00	12/1/2051	3,000,000		2,238,640
				43,377,837
Rhode Island - .5%
Rhode Island Health & Educational Building Corp., Revenue Bonds	5.25	8/15/2043	1,000,000		1,079,282
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College)	5.00	11/1/2045	7,000,000		7,266,736
				8,346,018
South Carolina - .5%
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2036	2,000,000		2,046,482
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	4.00	4/15/2036	1,370,000		1,376,067
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	4.00	4/15/2037	835,000		828,117
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2035	1,580,000		1,718,783
Spartanburg Regional Health Services District, Revenue Bonds, Refunding	5.00	4/15/2034	1,505,000		1,652,982
				7,622,431
Tennessee - .8%
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	2.71	7/1/2034	3,200,000	[f]	3,200,000
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	2.70	2/1/2036	1,100,000	[f]	1,100,000
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	2.71	7/1/2034	3,900,000	[f]	3,900,000

69

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Tennessee - .8% (continued)
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	2.71	4/1/2032	4,200,000	[f]	4,200,000
New Memphis Arena Public Building Authority, Revenue Bonds	4.00	4/1/2031	750,000	[i]	657,944
New Memphis Arena Public Building Authority, Revenue Bonds (Memphis Project)	0.00	4/1/2032	775,000	[d]	544,884
				13,602,828
Texas - 10.2%
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2046	1,100,000		1,103,126
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2036	1,315,000		1,339,422
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding, Ser. A	4.00	8/15/2046	860,000		650,275
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding, Ser. A	4.00	8/15/2041	610,000		489,556
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding, Ser. A	4.00	8/15/2036	330,000		283,934
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2053	925,000		812,602
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2048	1,900,000		1,696,710
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2038	1,000,000		947,374
Bexar County Health Facilities Development Corp., Revenue Bonds, Refunding (Army Retirement Residence Foundation)	5.00	7/15/2041	1,750,000		1,594,789
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. B	4.00	1/1/2051	4,255,000		3,843,433
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. E	5.00	1/1/2045	1,250,000		1,317,294
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.00	8/15/2032	2,745,000		2,748,566
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	2,770,000		2,795,449
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2033	1,500,000		1,518,478
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) (Insured; Permanent School Fund Guaranteed)	5.00	8/15/2047	4,305,000		4,610,398
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) Ser. D	6.13	8/15/2048	18,000,000		18,102,769
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	5.00	12/1/2045	3,855,000		3,863,812
Dallas Area Rapid Transit, Revenue Bonds, Refunding, Ser. B	4.00	12/1/2051	10,000,000		9,395,844
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	4.00	11/1/2045	2,000,000		1,875,571
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.00	8/15/2049	5,000,000		3,942,365
Danbury Higher Education Authority, Revenue Bonds, Ser. A	5.13	8/15/2049	2,240,000		2,114,159
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	5,000,000		4,549,389
Grand Parkway Transportation Corp., Revenue Bonds, Ser. A	5.00	10/1/2043	5,000,000		5,219,790
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.20	10/1/2031	2,000,000	[i]	2,180,528
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.40	10/1/2033	2,500,000	[i]	2,730,711
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.45	10/1/2034	2,235,000	[i]	2,434,994
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds (Texas Children's Hospital)	3.00	10/1/2051	5,000,000		3,590,012
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2041	750,000		657,720

70

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Texas - 10.2% (continued)
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2040	1,000,000		884,821
Hidalgo County Regional Mobility Authority, Revenue Bonds, Ser. A	4.00	12/1/2039	900,000		803,285
Houston Airport System, Revenue Bonds (United Airlines)	4.00	7/15/2041	2,250,000		1,939,463
Houston Airport System, Revenue Bonds, Refunding (United Airlines)	4.75	7/1/2024	2,555,000		2,552,885
Houston Airport System, Revenue Bonds, Refunding (United Airlines)	5.00	7/15/2027	1,000,000		999,552
Houston Airport System, Revenue Bonds, Refunding (United Airlines) Ser. A	5.00	7/1/2027	1,000,000		999,614
Houston Airport System, Revenue Bonds, Refunding (United Airlines) Ser. C	5.00	7/15/2027	1,000,000		999,738
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	3,250,000	[a]	3,176,756
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds (Sanctuary LTC Project) Ser. A1	5.25	1/1/2042	5,000,000		3,878,584
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.50	8/15/2035	750,000	[a]	773,226
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.75	8/15/2045	1,000,000	[a]	1,024,316
Port Beaumont Navigation District, Revenue Bonds	2.75	1/1/2036	1,000,000	[a]	725,127
Port Beaumont Navigation District, Revenue Bonds	2.88	1/1/2041	1,000,000	[a]	671,596
Port Beaumont Navigation District, Revenue Bonds, Refunding, Ser. 234	3.63	1/1/2035	1,500,000	[a]	1,221,165
Port Beaumont Navigation District, Revenue Bonds, Refunding, Ser. A	4.00	1/1/2050	1,500,000	[a]	1,107,048
Pottsboro Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2046	1,000,000		908,830
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	4.00	2/1/2041	1,000,000		964,222
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	5.00	2/1/2044	2,000,000		2,137,718
Tender Option Bond Trust Receipts (Series 2022-XL0403), (Austin Texas Airport System, Revenue Bonds, Ser. A) Non-recourse, Underlying Coupon Rate (%) 5.00	11.17	11/15/2046	13,120,000	[a,f,g]	13,442,284
Texas, GO, Ser. A	2.90	6/1/2043	100,000	[f]	100,000
Texas, GO, Ser. A	2.90	6/1/2045	1,300,000	[f]	1,300,000
Texas, GO, Ser. B	2.90	12/1/2041	2,800,000	[f]	2,800,000
Texas, GO, Ser. B	2.90	12/1/2043	3,500,000	[f]	3,500,000
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2029	2,000,000		2,078,314
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2045	1,000,000		996,185
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (NTE Mobility Partners Segments 3)	6.75	6/30/2043	5,000,000		5,058,630
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (NTE Mobility Partners Segments 3)	7.00	12/31/2038	10,000,000		10,136,828
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2037	1,250,000		1,178,848
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2037	1,250,000		1,180,679
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2036	3,100,000		2,972,093
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2040	1,500,000		1,370,510
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2038	2,000,000		1,863,752
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2038	2,000,000		1,866,735

71

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Texas - 10.2% (continued)
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2039	1,600,000		1,477,018
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2039	1,500,000		1,387,008
Texas Transportation Commission Highway 249 System, Revenue Bonds	5.00	8/1/2057	2,000,000		1,971,198
Texas Water Development Board, Revenue Bonds	5.00	10/15/2057	3,565,000		3,835,744
				170,692,842
U.S. Related - 6.5%
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.00	10/1/2028	980,000	[j]	993,305
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.25	10/1/2035	265,000	[j]	264,818
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.25	10/1/2031	1,515,000	[j]	1,553,668
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.25	10/1/2036	685,000	[j]	677,387
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.38	10/1/2033	1,000,000	[j]	1,027,268
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.38	10/1/2040	525,000	[j]	513,973
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding	5.38	10/1/2043	1,250,000	[j]	1,219,986
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.00	10/1/2034	570,000		577,887
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.13	10/1/2043	360,000		365,238
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.00	10/1/2023	1,430,000	[c]	1,449,788
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.13	10/1/2023	1,640,000	[c]	1,663,860
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.25	10/1/2034	600,000		609,156
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.38	10/1/2043	480,000		487,666
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.25	10/1/2023	400,000	[c]	406,104
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.38	10/1/2023	520,000	[c]	528,305
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2046	1,500,000		1,436,793
Guam, Revenue Bonds, Refunding, Ser. F	4.00	1/1/2036	1,750,000		1,681,157
Guam, Revenue Bonds, Refunding, Ser. F	4.00	1/1/2042	2,250,000		2,008,082
Guam Government Waterworks Authority, Revenue Bonds, Ser. A	5.00	1/1/2050	2,000,000		2,007,593
Matching Fund Special Purpose Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/1/2032	2,090,000		2,156,299
Matching Fund Special Purpose Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/1/2039	8,000,000		7,878,239
Matching Fund Special Purpose Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/1/2030	3,000,000		3,099,147
Puerto Rico, GO, Ser. A	0.00	7/1/2024	267,516	[d]	251,089
Puerto Rico, GO, Ser. A	0.00	7/1/2033	1,034,664	[d]	589,522
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	722,684		633,001
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	803,995		720,432
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	877,029		698,382

72

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
U.S. Related - 6.5% (continued)
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	843,308		696,628
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	620,253		530,449
Puerto Rico, GO, Ser. A1	5.25	7/1/2023	448,959		450,264
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	895,428		909,154
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	887,317		916,620
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	872,922		910,806
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	847,862		892,460
Puerto Rico, Notes	2.28	11/1/2051	7,354,199	[f]	2,518,813
Puerto Rico, Notes	2.63	11/1/2043	3,800,188	[f]	1,638,831
Puerto Rico, Notes	2.96	11/1/2051	338,349	[f]	148,028
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2035	5,000,000	[a]	4,990,542
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	15,000,000	[a]	15,228,882
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2047	7,500,000	[a]	7,243,530
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. DDD	5.00	7/1/2022	2,000,000	[h]	1,362,500
Puerto Rico Electric Power Authority, Revenue Bonds, Ser. A	6.75	7/1/2036	10,000,000	[h]	7,200,000
Puerto Rico GDB Debt Recovery Authority, Revenue Bonds	7.50	8/20/2040	4,019,563		3,376,433
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. A	5.00	7/1/2062	53,244		49,384
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. B	0.00	7/1/2032	34,602	[d]	21,626
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. C	5.50	7/1/2053	59,190	[i]	32,861
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2031	498,000	[d]	331,917
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2029	387,000	[d]	287,027
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2033	561,000	[d]	335,126
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2051	4,350,000	[d]	820,758
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2046	5,340,000	[d]	1,368,535
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2027	397,000	[d]	325,428
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2024	142,000	[d]	133,866
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.50	7/1/2034	4,311,000		4,274,570
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.55	7/1/2040	208,000		194,245
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.75	7/1/2053	1,526,000		1,367,879
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	5.00	7/1/2058	8,783,000		8,148,867
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.33	7/1/2040	2,112,000		1,919,179
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.54	7/1/2053	63,000		54,482
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.78	7/1/2058	847,000		757,102
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2034	1,500,000	[a]	1,308,185
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2029	2,250,000	[a]	2,082,447
				108,325,569
Utah - .8%
Mida Mountain Village Public Infrastructure District, Special Assessment Bonds	4.00	8/1/2050	2,000,000	[a]	1,399,087
Military Installation Development Authority, Revenue Bonds, Ser. A1	4.00	6/1/2052	2,000,000		1,397,780
Military Installation Development Authority, Revenue Bonds, Ser. A1	4.00	6/1/2041	1,500,000		1,174,060
Military Installation Development Authority, Revenue Bonds, Ser. A1	4.00	6/1/2036	1,000,000		831,586
Military Installation Development Authority, Revenue Bonds, Ser. A2	4.00	6/1/2052	2,250,000		1,574,598
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2044	625,000		640,157

73

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
Utah - ..8% (continued)
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2049	1,150,000		1,170,453
Utah County, Revenue Bonds (IHC Health Services Obligated Group) Ser. A	4.00	5/15/2043	2,750,000		2,584,768
Utah County, Revenue Bonds (IHC Health Services Obligated Group) Ser. A	5.00	5/15/2050	3,000,000		3,154,028
				13,926,517
Virginia - 2.9%
Arlington County Industrial Development Authority, Revenue Bonds, Refunding (Virginia Hospital Center)	4.00	7/1/2045	5,000,000		4,660,330
Chesapeake Expressway, Revenue Bonds, Refunding, Ser. B	4.88	7/15/2040	2,000,000	[i]	2,033,169
Hampton Roads Transportation Accountability Commission, Revenue Bonds, Ser. A	4.00	7/1/2052	13,000,000		12,049,808
Richmond Public Utility, Revenue Bonds, Ser. A	4.00	1/15/2050	3,000,000		2,858,901
Roanoke County Economic Development Authority, Revenue Bonds, Refunding (Richfield Living Obligated Group) Ser. A	5.25	9/1/2049	10,000,000		6,600,195
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2052	4,000,000		3,987,418
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2049	4,500,000		4,493,088
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (95 Express Lanes)	4.00	1/1/2048	3,500,000		2,931,953
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (Elizabeth River Crossings OpCo)	4.00	1/1/2040	1,000,000		915,298
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Obligated Group) Ser. A	4.00	1/1/2045	3,000,000		2,622,882
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Obligated Group) Ser. A	4.00	1/1/2036	2,500,000		2,375,726
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Obligated Group) Ser. A	4.00	1/1/2051	2,750,000		2,309,634
				47,838,402
Washington - .6%
Central Puget Sound Regional Transit Authority, Revenue Bonds, Refunding (Green Bond) Ser. S1	3.00	11/1/2036	5,000,000		4,436,372
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	12/1/2045	1,200,000	[a]	1,117,032
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	12/1/2048	1,000,000	[a]	918,844
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	12/1/2040	1,000,000	[a]	953,954
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	9/1/2050	1,000,000		907,417
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	9/1/2050	1,500,000		1,523,749
				9,857,368
West Virginia - .9%
Tender Option Bond Trust Receipts (Series 2022-XL0402), (West Virginia State, GO, Ser. B) Non-recourse, Underlying Coupon Rate (%) 5.00	9.73	6/1/2041	10,000,000	[a,f,g]	10,610,755
West Virginia Economic Development Authority, Revenue Bonds (Arch Resources)	5.00	7/1/2025	1,000,000	[b]	999,496
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Charleston Area Medical Center Obligated Group)	5.00	9/1/2039	1,450,000		1,489,322

74

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.5% (continued)
West Virginia - .9% (continued)
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Charleston Area Medical Center Obligated Group)	5.00	9/1/2038	1,500,000		1,538,398
				14,637,971
Wisconsin - 1.9%
Public Finance Authority, Revenue Bonds (Maryland Proton Treatment Center) Ser. A1	6.38	1/1/2048	2,500,000	[a]	1,537,500
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2053	1,000,000		966,802
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2049	3,440,000		3,360,243
Public Finance Authority, Revenue Bonds (Sky Harbour Capital Obligated Group)	4.25	7/1/2054	2,500,000		1,779,553
Public Finance Authority, Revenue Bonds, Refunding (Friends Homes Obligated Group)	5.00	9/1/2039	2,230,000	[a]	2,071,250
Public Finance Authority, Revenue Bonds, Refunding (Nevada State College) Ser. A	5.00	5/1/2060	3,925,000	[a]	3,410,712
Public Finance Authority, Revenue Bonds, Refunding (Nevada State College) Ser. B	9.00	5/1/2071	1,815,000	[a]	1,841,477
Public Finance Authority, Revenue Bonds, Refunding (Renown Regional Medical Center)	4.00	6/1/2045	6,515,000		5,897,029
Public Finance Authority, Revenue Bonds, Ser. A	5.00	2/1/2062	2,500,000		2,381,270
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2046	3,990,000	[d]	1,231,494
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2044	8,735,000	[d]	3,016,325
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Marshfield Clinic Health System Obligated Group) Ser. C	5.00	2/15/2047	4,500,000		4,445,772
				31,939,427
Total Long-Term Municipal Investments (cost $1,825,675,267)			1,692,422,883
Total Investments (cost $1,840,675,267)			102.1%	1,702,563,803
Liabilities, Less Cash and Receivables			(2.1%)	(35,070,767)
Net Assets			100.0%	1,667,493,036

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2023, these securities were valued at $302,133,158 or 18.12% of net assets.

b These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

f The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

g Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

h Non-income producing—security in default.

i Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

j Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of February 28, 2023.

75

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Education	16.1
General	15.7
Transportation	11.8
Medical	9.5
Development	9.0
General Obligation	7.9
Airport	7.4
Water	3.8
Housing	3.6
Tobacco Settlement	3.5
School District	3.2
Power	2.8
Nursing Homes	2.7
Multifamily Housing	2.2
Prerefunded	1.1
Facilities	.8
Pollution	.4
Utilities	.4
Special Tax	.2
102.1

† Based on net assets.

See notes to financial statements.

BNY Mellon Municipal Opportunities Fund
Futures
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short
U.S. Treasury 10 Year Notes	75	6/21/2023	8,375,107	8,374,219	888
U.S. Treasury Long Bond	100	6/21/2023	12,556,840	12,521,875	34,965
U.S. Treasury Ultra Long Bond	750	6/21/2023	101,482,943	101,296,875	186,068
Ultra 10 Year U.S. Treasury Notes	575	6/21/2023	67,318,827	67,382,813	(63,986)
Gross Unrealized Appreciation				221,921
Gross Unrealized Depreciation				(63,986)

See notes to financial statements.

76

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

77

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2023 (Unaudited)

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Assets ($):
Investments in securities—See Statements of Investments†	1,748,778,070	591,529,402	83,759,718	156,520,396
Interest receivable	19,179,917	5,518,563	1,001,374	1,467,257
Receivable for shares of Beneficial Interest subscribed	8,224,883	640,150	-	881,374
Cash collateral held by broker—Note 4	1,045,000	-	41,250	74,250
Receivable for investment securities sold	-	-	-	2,169,355
Prepaid expenses	40,007	28,760	17,607	16,662
	1,777,267,877	597,716,875	84,819,949	161,129,294
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	698,534	192,014	35,812	72,143
Cash overdraft due to Custodian	2,919,922	613,296	39,645	202,104
Payable for shares of Beneficial Interest redeemed	3,020,418	1,166,607	55,248	66,623
Trustees’ fees and expenses payable	39,250	21,470	3,002	6,104
Payable for futures variation margin—Note 4	25,219	-	1,406	2,531
Payable for investment securities purchased	-	4,269,164	-	-
Other accrued expenses	99,644	60,359	46,443	51,456
	6,802,987	6,322,910	181,556	400,961
Net Assets ($)	1,770,464,890	591,393,965	84,638,393	160,728,333
Composition of Net Assets ($):
Paid-in capital	1,888,879,177	620,376,669	89,939,799	175,349,051
Total distributable earnings (loss)	(118,414,287)	(28,982,704)	(5,301,406)	(14,620,718)
Net Assets ($)	1,770,464,890	591,393,965	84,638,393	160,728,333
† Investments at cost ($)	1,824,844,717	611,117,517	87,540,228	165,656,642
Net Asset Value Per Share
Class M
Net Assets ($)	1,717,661,438	572,985,242	80,177,480	151,512,345
Shares Outstanding	134,698,825	46,383,842	7,081,069	12,635,756
Net Asset Value Per Share ($)	12.75	12.35	11.32	11.99
Investor Shares
Net Assets ($)	52,803,452	18,408,723	4,460,913	9,215,988
Shares Outstanding	4,146,027	1,491,326	394,491	768,857
Net Asset Value Per Share ($)	12.74	12.34	11.31	11.99

See notes to financial statements.

78

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Assets ($):
Investments in securities—See Statements of Investments†	103,196,491	1,702,563,803
Cash collateral held by broker—Note 4	49,500	7,022,500
Interest receivable	1,087,257	17,501,102
Receivable for shares of Beneficial Interest subscribed	147,064	8,877,224
Receivable for futures variation margin—Note 4	-	22,266
Prepaid expenses	21,184	40,152
	104,501,496	1,736,027,047
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	41,717	863,898
Cash overdraft due to Custodian	116,847	2,963,347
Payable for shares of Beneficial Interest redeemed	497,146	4,958,874
Trustees’ fees and expenses payable	4,050	55,598
Payable for futures variation margin—Note 4	1,687	-
Payable for inverse floater notes issued—Note 4	-	53,100,000
Payable for investment securities purchased	-	6,239,725
Interest and expense payable related to inverse floater notes issued—Note 4	-	247,963
Other accrued expenses	50,831	104,606
	712,278	68,534,011
Net Assets ($)	103,789,218	1,667,493,036
Composition of Net Assets ($):
Paid-in capital	112,531,565	1,839,411,444
Total distributable earnings (loss)	(8,742,347)	(171,918,408)
Net Assets ($)	103,789,218	1,667,493,036
† Investments at cost ($)	108,681,621	1,840,675,267
Net Asset Value Per Share
Class M
Net Assets ($)	94,879,579	1,606,687,431
Shares Outstanding	9,284,461	133,154,589
Net Asset Value Per Share ($)	10.22	12.07
Investor Shares
Net Assets ($)	8,909,639	60,805,605
Shares Outstanding	871,410	5,037,145
Net Asset Value Per Share ($)	10.22	12.07

See notes to financial statements.
79

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2023 (Unaudited)

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Income ($):
Interest Income	28,445,374	7,011,803	1,396,543	2,874,436
Expenses:
Management fee—Note 3(a)	3,335,996	1,275,938	238,075	351,990
Administration fee—Note 3(a)	1,279,619	489,142	63,910	134,870
Trustees’ fees and expenses—Note 3(c)	120,925	49,134	6,103	11,857
Professional fees	69,741	36,572	23,144	57,024
Shareholder servicing costs—Note 3(b)	67,614	24,754	6,376	12,146
Registration fees	37,239	26,765	15,618	16,795
Loan commitment fees—Note 2	26,136	10,982	1,142	2,795
Custodian fees—Note 3(b)	20,746	14,452	4,306	5,060
Prospectus and shareholders’ reports	10,879	8,673	7,880	7,060
Chief Compliance Officer fees—Note 3(b)	7,875	7,875	7,875	7,875
Miscellaneous	44,125	22,946	5,568	9,071
Total Expenses	5,020,895	1,967,233	379,997	616,543
Less—reduction in expenses due to undertakings—Note 3(a)	-	(328,114)	(91,534)	-
Less—reduction in fees due to earnings credits—Note 3(b)	-	-	(122)	(87)
Net Expenses	5,020,895	1,639,119	288,341	616,456
Net Investment Income	23,424,479	5,372,684	1,108,202	2,257,980
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(21,123,311)	(5,993,740)	(550,549)	(3,255,122)
Net realized gain (loss) on futures	6,370,001	-	319,767	738,001
Net Realized Gain (Loss)	(14,753,310)	(5,993,740)	(230,782)	(2,517,121)
Net change in unrealized appreciation (depreciation) on investments	8,646,242	2,528,381	(193,109)	1,225,514
Net change in unrealized appreciation (depreciation) on futures	(793,577)	-	(41,383)	(95,236)
Net Change in Unrealized Appreciation (Depreciation)	7,852,665	2,528,381	(234,492)	1,130,278
Net Realized and Unrealized Gain (Loss) on Investments	(6,900,645)	(3,465,359)	(465,274)	(1,386,843)
Net Increase in Net Assets Resulting from Operations	16,523,834	1,907,325	642,928	871,137

See notes to financial statements.

80

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Investment Income ($):
Interest Income	1,581,012	37,894,307
Expenses:
Management fee—Note 3(a)	277,879	4,520,387
Administration fee—Note 3(a)	74,638	1,213,683
Professional fees	23,498	66,062
Registration fees	15,909	33,261
Shareholder servicing costs—Note 3(b)	11,514	82,588
Chief Compliance Officer fees—Note 3(b)	7,875	7,875
Trustees’ fees and expenses—Note 3(c)	7,521	113,919
Prospectus and shareholders’ reports	6,166	11,633
Custodian fees—Note 3(b)	5,164	21,952
Loan commitment fees—Note 2	1,438	24,579
Interest and expense related to inverse floater notes issued—Note 4	-	601,728
Miscellaneous	11,062	56,812
Total Expenses	442,664	6,754,479
Less—reduction in expenses due to undertakings—Note 3(a)	(102,232)	-
Less—reduction in fees due to earnings credits—Note 3(b)	(106)	(1,545)
Net Expenses	340,326	6,752,934
Net Investment Income	1,240,686	31,141,373
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,148,448)	(30,663,552)
Net realized gain (loss) on futures	344,886	23,755,357
Net Realized Gain (Loss)	(803,562)	(6,908,195)
Net change in unrealized appreciation (depreciation) on investments	649,051	(11,949,340)
Net change in unrealized appreciation (depreciation) on futures	(43,807)	(1,463,231)
Net Change in Unrealized Appreciation (Depreciation)	605,244	(13,412,571)
Net Realized and Unrealized Gain (Loss) on Investments	(198,318)	(20,320,766)
Net Increase in Net Assets Resulting from Operations	1,042,368	10,820,607

See notes to financial statements.

81

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate Municipal Bond Fund		BNY Mellon National Short-Term Municipal Bond Fund
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations ($):
Net investment income	23,424,479	52,362,336	5,372,684	9,017,686
Net realized gain (loss) on investments	(14,753,310)	(27,636,419)	(5,993,740)	(3,460,771)
Net change in unrealized appreciation (depreciation) on investments	7,852,665	(260,732,071)	2,528,381	(33,322,767)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,523,834	(236,006,154)	1,907,325	(27,765,852)
Distributions ($):
Distributions to shareholders:
Class M	(22,706,285)	(64,229,087)	(5,144,878)	(8,783,825)
Investor Shares	(595,789)	(1,871,289)	(120,382)	(155,445)
Total Distributions	(23,302,074)	(66,100,376)	(5,265,260)	(8,939,270)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	454,834,152	788,877,298	153,951,505	443,993,068
Investor Shares	18,367,049	63,530,113	8,630,824	21,528,902
Distributions reinvested:
Class M	2,376,207	10,552,823	649,660	1,197,389
Investor Shares	493,486	1,508,002	93,323	129,214
Cost of shares redeemed:
Class M	(896,753,921)	(1,083,271,304)	(455,997,184)	(425,650,104)
Investor Shares	(26,696,333)	(89,816,298)	(10,727,161)	(19,103,575)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(447,379,360)	(308,619,366)	(303,399,033)	22,094,894
Total Increase (Decrease) in Net Assets	(454,157,600)	(610,725,896)	(306,756,968)	(14,610,228)
Net Assets ($):
Beginning of Period	2,224,622,490	2,835,348,386	898,150,933	912,761,161
End of Period	1,770,464,890	2,224,622,490	591,393,965	898,150,933
Capital Share Transactions (Shares):
Class Ma
Shares sold	35,903,484	59,264,067	12,482,128	35,404,594
Shares issued for distributions reinvested	188,461	770,995	52,646	94,775
Shares redeemed	(71,173,264)	(82,774,877)	(36,952,249)	(33,778,890)
Net Increase (Decrease) in Shares Outstanding	(35,081,319)	(22,739,815)	(24,417,475)	1,720,479
Investor Shares[a]
Shares sold	1,450,171	4,771,756	700,975	1,704,720
Shares issued for distributions reinvested	39,146	111,464	7,562	10,244
Shares redeemed	(2,114,255)	(6,793,068)	(869,384)	(1,511,334)
Net Increase (Decrease) in Shares Outstanding	(624,938)	(1,909,848)	(160,847)	203,630

[a]

During the period ended February 28, 2023, 1,433,765 Class M shares representing $18,193,935 were exchanged for 1,435,625 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 705,290 Class M shares representing $8,690,556 were exchanged for 705,783 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund. During the period ended August 31, 2022, 4,743,231 Class M shares representing $63,198,071 were exchanged for 4,749,005 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,664,401 Class M shares representing $21,029,260 were exchanged for 1,665,563 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund.

See notes to financial statements.

82

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations ($):
Net investment income	1,108,202	3,082,141	2,257,980	6,288,944
Net realized gain (loss) on investments	(230,782)	(819,983)	(2,517,121)	(2,977,204)
Net change in unrealized appreciation (depreciation) on investments	(234,492)	(15,804,762)	1,130,278	(30,218,000)
Net Increase (Decrease) in Net Assets Resulting from Operations	642,928	(13,542,604)	871,137	(26,906,260)
Distributions ($):
Distributions to shareholders:
Class M	(1,035,710)	(4,288,634)	(2,198,021)	(6,160,429)
Investor Shares	(52,260)	(219,289)	(99,137)	(239,722)
Total Distributions	(1,087,970)	(4,507,923)	(2,297,158)	(6,400,151)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	14,777,287	24,149,461	35,972,856	96,122,964
Investor Shares	385,353	2,308,154	1,733,286	14,245,882
Distributions reinvested:
Class M	55,288	631,940	265,535	765,471
Investor Shares	48,505	170,844	84,717	196,542
Cost of shares redeemed:
Class M	(43,590,894)	(84,513,113)	(137,047,951)	(153,388,964)
Investor Shares	(1,666,237)	(5,026,387)	(2,783,423)	(14,321,762)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(29,990,698)	(62,279,101)	(101,774,980)	(56,379,867)
Total Increase (Decrease) in Net Assets	(30,435,740)	(80,329,628)	(103,201,001)	(89,686,278)
Net Assets ($):
Beginning of Period	115,074,133	195,403,761	263,929,334	353,615,612
End of Period	84,638,393	115,074,133	160,728,333	263,929,334
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,310,555	2,044,063	3,024,176	7,731,415
Shares issued for distributions reinvested	4,944	51,183	22,425	60,929
Shares redeemed	(3,895,201)	(7,108,747)	(11,569,148)	(12,444,981)
Net Increase (Decrease) in Shares Outstanding	(2,579,702)	(5,013,501)	(8,522,547)	(4,652,637)
Investor Shares[a]
Shares sold	34,401	193,166	145,167	1,115,928
Shares issued for distributions reinvested	4,334	14,131	7,132	15,684
Shares redeemed	(148,188)	(430,787)	(233,059)	(1,163,922)
Net Increase (Decrease) in Shares Outstanding	(109,453)	(223,490)	(80,760)	(32,310)

[a]

During the period ended February 28, 2023, 34,350 Class M shares representing $385,353 were exchanged for 34,401 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 144,668 Class M shares representing $1,727,509 were exchanged for 144,679 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund. During the period ended August 31, 2022, 175,572 Class M shares representing $2,098,861 were exchanged for 175,796 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 1,090,110 Class M shares representing $13,872,558 were exchanged for 1,090,507 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

See notes to financial statements.

83

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund		BNY Mellon Municipal Opportunities Fund
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations ($):
Net investment income	1,240,686	2,710,933	31,141,373	67,329,436
Net realized gain (loss) on investments	(803,562)	(2,211,604)	(6,908,195)	(6,587,139)
Net change in unrealized appreciation (depreciation) on investments	605,244	(14,858,113)	(13,412,571)	(342,991,809)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,042,368	(14,358,784)	10,820,607	(282,249,512)
Distributions ($):
Distributions to shareholders:
Class M	(1,146,494)	(4,144,533)	(49,077,276)	(68,188,647)
Investor Shares	(90,368)	(284,882)	(1,842,350)	(2,494,638)
Total Distributions	(1,236,862)	(4,429,415)	(50,919,626)	(70,683,285)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	22,191,375	31,147,086	301,550,587	485,528,022
Investor Shares	60	744,452	21,811,408	66,985,321
Distributions reinvested:
Class M	170,947	1,000,427	14,367,626	16,386,132
Investor Shares	84,327	268,625	1,556,370	2,092,723
Cost of shares redeemed:
Class M	(40,070,323)	(54,102,630)	(721,742,234)	(680,330,217)
Investor Shares	(622,561)	(1,670,993)	(36,827,759)	(82,915,701)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(18,246,175)	(22,613,033)	(419,284,002)	(192,253,720)
Total Increase (Decrease) in Net Assets	(18,440,669)	(41,401,232)	(459,383,021)	(545,186,517)
Net Assets ($):
Beginning of Period	122,229,887	163,631,119	2,126,876,057	2,672,062,574
End of Period	103,789,218	122,229,887	1,667,493,036	2,126,876,057
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,199,804	2,909,139	24,894,194	36,998,758
Shares issued for distributions reinvested	16,928	90,039	1,195,637	1,244,028
Shares redeemed	(3,969,507)	(5,176,802)	(59,974,813)	(53,364,116)
Net Increase (Decrease) in Shares Outstanding	(1,752,775)	(2,177,624)	(33,884,982)	(15,121,330)
Investor Shares[a]
Shares sold	6	67,052	1,813,082	5,072,526
Shares issued for distributions reinvested	8,333	24,456	129,469	158,779
Shares redeemed	(61,134)	(154,920)	(3,057,313)	(6,388,866)
Net Increase (Decrease) in Shares Outstanding	(52,795)	(63,412)	(1,114,762)	(1,157,561)

[a]

During the period ended February 28, 2023, 1,571,452 Class M shares representing $18,883,765 were exchanged for 1,570,985 Investor shares for BNY Mellon Municipal Opportunities Fund. During the period ended August 31, 2022, 65,399 Class M shares representing $726,317 were exchanged for 65,361 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 4,358,685 Class M shares representing $57,315,643 were exchanged for 4,356,476 Investor shares for BNY Mellon Municipal Opportunities Fund.

See notes to financial statements.

84

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Six Months Ended
	February 28, 2023		Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.75		14.23	14.09	14.04	13.29	13.64
Investment Operations:
Net investment income[a]	.15		.27	.28	.30	.33	.34
Net realized and unrealized gain (loss) on investments	.01		(1.41)	.19	.05	.75	(.35)
Total from Investment Operations	.16		(1.14)	.47	.35	1.08	(.01)
Distributions:
Dividends from net investment income	(.16)		(.27)	(.28)	(.30)	(.33)	(.34)
Dividends from net realized gain on investments	-		(.07)	(.05)	-	-	(.00)	[b]
Total Distributions	(.16)		(.34)	(.33)	(.30)	(.33)	(.34)
Net asset value, end of period	12.75		12.75	14.23	14.09	14.04	13.29
Total Return (%)	1.23	[c]	(8.14)	3.34	2.54	8.26	(.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	[d]	.50	.50	.50	.50	.50
Ratio of net expenses to average net assets	.52	[d]	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	2.46	[d]	1.99	1.95	2.16	2.45	2.54
Portfolio Turnover Rate	42.70	[c]	65.37	46.51	45.62	61.91	38.75
Net Assets, end of period ($ x 1,000)	1,717,661		2,163,888	2,740,368	2,585,034	2,498,913	2,144,898

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

85

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Six Months Ended
	February 28, 2023		Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.73		14.22	14.07	14.02	13.28	13.63
Investment Operations:
Net investment income[a]	.14		.24	.24	.27	.30	.31
Net realized and unrealized gain (loss) on investments	.01		(1.43)	.20	.04	.74	(.36)
Total from Investment Operations	.15		(1.19)	.44	.31	1.04	(.05)
Distributions:
Dividends from net investment income	(.14)		(.23)	(.24)	(.26)	(.30)	(.30)
Dividends from net realized gain on investments	-		(.07)	(.05)	-	-	(.00)	[b]
Total Distributions	(.14)		(.30)	(.29)	(.26)	(.30)	(.30)
Net asset value, end of period	12.74		12.73	14.22	14.07	14.02	13.28
Total Return (%)	1.19	[c]	(8.45)	3.16	2.29	7.92	(.30)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	[d]	.75	.75	.75	.75	.75
Ratio of net expenses to average net assets	.77	[d]	.75	.75	.75	.75	.75
Ratio of net investment income to average net assets	2.21	[d]	1.74	1.70	1.92	2.22	2.29
Portfolio Turnover Rate	42.70	[c]	65.37	46.51	45.62	61.91	38.75
Net Assets, end of period ($ x 1,000)	52,803		60,734	94,980	63,920	51,184	47,265

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

86

	Class M Shares
	Six Months Ended
	February 28, 2023		Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.40		12.94	12.95	12.91	12.71	12.83
Investment Operations:
Net investment income[a]	.09		.13	.14	.17	.18	.14
Net realized and unrealized gain (loss) on investments	(.05)		(.54)	(.01)	.04	.20	(.12)
Total from Investment Operations	.04		(.41)	.13	.21	.38	.02
Distributions:
Dividends from net investment income	(.09)		(.13)	(.14)	(.17)	(.18)	(.14)
Net asset value, end of period	12.35		12.40	12.94	12.95	12.91	12.71
Total Return (%)	.32	[b]	(3.17)	1.03	1.64	3.03	.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	[c]	.51	.51	.51	.50	.51
Ratio of net expenses to average net assets	.44	[c]	.44	.48	.51	.50	.51
Ratio of net investment income to average net assets	1.48	[c]	1.05	1.10	1.34	1.44	1.12
Portfolio Turnover Rate	57.40	[b]	92.90	66.89	92.41	128.58	58.52
Net Assets, end of period ($ x 1,000)	572,985		877,683	894,027	1,043,840	1,129,486	912,838

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

87

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Six Months Ended
	February 28, 2023		Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.39		12.93	12.94	12.90	12.70	12.82
Investment Operations:
Net investment income[a]	.08		.10	.11	.14	.15	.11
Net realized and unrealized gain (loss) on investments	(.05)		(.54)	(.01)	.04	.20	(.12)
Total from Investment Operations	.03		(.44)	.10	.18	.35	(.01)
Distributions:
Dividends from net investment income	(.08)		(.10)	(.11)	(.14)	(.15)	(.11)
Net asset value, end of period	12.34		12.39	12.93	12.94	12.90	12.70
Total Return (%)	.20	[c]	(3.42)	.78	1.39	2.78	(.07)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	[b]	.76	.76	.76	.75	.76
Ratio of net expenses to average net assets	.69	[b]	.69	.73	.76	.75	.76
Ratio of net investment income to average net assets	1.23	[b]	.80	.85	1.09	1.20	.87
Portfolio Turnover Rate	57.40	[c]	92.90	66.89	92.41	128.58	58.52
Net Assets, end of period ($ x 1,000)	18,409		20,468	18,734	13,965	14,608	9,158

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

88

	Class M Shares
	Six Months Ended
	February 28, 2023		Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.32		12.69	12.65	12.61	11.95	12.24
Investment Operations:
Net investment income[a]	.13		.24	.24	.27	.29	.29
Net realized and unrealized gain (loss) on investments	.00	[b]	(1.26)	.12	.06	.66	(.27)
Total from Investment Operations	.13		(1.02)	.36	.33	.95	.02
Distributions:
Dividends from net investment income	(.13)		(.24)	(.24)	(.27)	(.29)	(.29)
Dividends from net realized gain on investments	-		(.11)	(.08)	(.02)	-	(.02)
Total Distributions	(.13)		(.35)	(.32)	(.29)	(.29)	(.31)
Net asset value, end of period	11.32		11.32	12.69	12.65	12.61	11.95
Total Return (%)	1.15	[c]	(8.18)	2.91	2.68	8.09	.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	[d]	.73	.71	.72	.70	.70
Ratio of net expenses to average net assets	.59	[d]	.59	.66	.71	.70	.70
Ratio of net investment income to average net assets	2.34	[d]	2.02	1.93	2.15	2.41	2.44
Portfolio Turnover Rate	68.88	[c]	66.46	47.09	51.36	69.91	38.13
Net Assets, end of period ($ x 1,000)	80,177		109,376	186,186	183,861	191,702	184,216

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

89

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Six Months Ended
	February 28, 2023		Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.31		12.67	12.63	12.59	11.93	12.23
Investment Operations:
Net investment income[a]	.12		.21	.21	.24	.26	.27
Net realized and unrealized gain (loss) on investments	(.01)		(1.25)	.12	.06	.66	(.29)
Total from Investment Operations	.11		(1.04)	.33	.30	.92	(.02)
Distributions:
Dividends from net investment income	(.11)		(.21)	(.21)	(.24)	(.26)	(.26)
Dividends from net realized gain on investments	-		(.11)	(.08)	(.02)	-	(.02)
Total Distributions	(.11)		(.32)	(.29)	(.26)	(.26)	(.28)
Net asset value, end of period	11.31		11.31	12.67	12.63	12.59	11.93
Total Return (%)	1.02	[b]	(8.34)	2.65	2.43	7.83	(.12)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	[c]	.98	.96	.97	.95	.95
Ratio of net expenses to average net assets	.84	[c]	.84	.91	.97	.95	.95
Ratio of net investment income to average net assets	2.09	[c]	1.77	1.68	1.90	2.15	2.19
Portfolio Turnover Rate	68.88	[b]	66.46	47.09	51.36	69.91	38.13
Net Assets, end of period ($ x 1,000)	4,461		5,698	9,218	9,255	8,063	5,473

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

90

	Class M Shares
	Six Months Ended
	February 28, 2023		Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(Unaudited)		2022	2021	2020		2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.99		13.25	13.12	13.12		12.40	12.75
Investment Operations:
Net investment income[a]	.13		.25	.25	.27		.29	.30
Net realized and unrealized gain (loss) on investments	.01		(1.26)	.13	(.00)	[b]	.72	(.35)
Total from Investment Operations	.14		(1.01)	.38	.27		1.01	(.05)
Distributions:
Dividends from net investment income	(.14)		(.24)	(.25)	(.27)		(.29)	(.30)
Dividends from net realized gain on investments	-		(.01)	-	-		-	(.00)	[b]
Total Distributions	(.14)		(.25)	(.25)	(.27)		(.29)	(.30)
Net asset value, end of period	11.99		11.99	13.25	13.12		13.12	12.40
Total Return (%)	1.15	[d]	(7.69)	2.89	2.10		8.28	(.32)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.60	[c]	.54	.54	.54		.53	.54
Ratio of net expenses to average net assets	.60	[c]	.54	.54	.54		.53	.54
Ratio of net investment income to average net assets	2.26	[c]	1.94	1.87	2.08		2.32	2.43
Portfolio Turnover Rate	46.41	[d]	49.94	32.82	52.29		80.68	38.51
Net Assets, end of period ($ x 1,000)	151,512		253,744	341,935	312,356		316,364	297,515

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

91

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Six Months Ended
	February 28, 2023		Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(Unaudited)		2022	2021	2020		2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.99		13.24	13.11	13.11		12.40	12.75
Investment Operations:
Net investment income[a]	.12		.22	.21	.24		.26	.27
Net realized and unrealized gain (loss) on investments	.00	[b]	(1.25)	.13	(.00)	[b]	.71	(.35)
Total from Investment Operations	.12		(1.03)	.34	.24		.97	(.08)
Distributions:
Dividends from net investment income	(.12)		(.21)	(.21)	(.24)		(.26)	(.27)
Dividends from net realized gain on investments	-		(.01)	-	-		-	(.00)	[b]
Total Distributions	(.12)		(.22)	(.21)	(.24)		(.26)	(.27)
Net asset value, end of period	11.99		11.99	13.24	13.11		13.11	12.40
Total Return (%)	1.03	[d]	(7.85)	2.56	1.92		7.93	(.56)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	[c]	.79	.79	.79		.78	.79
Ratio of net expenses to average net assets	.85	[c]	.79	.79	.79		.78	.79
Ratio of net investment income to average net assets	2.01	[c]	1.69	1.62	1.83		2.08	2.18
Portfolio Turnover Rate	46.41	[d]	49.94	32.82	52.29		80.68	38.51
Net Assets, end of period ($ x 1,000)	9,216		10,185	11,680	8,253		7,437	7,046

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

92

	Class M Shares
	Six Months Ended
	February 28, 2023		Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.22		11.52	11.35	11.53	10.91	11.20
Investment Operations:
Net investment income[a]	.11		.20	.21	.24	.26	.26
Net realized and unrealized gain (loss) on investments	.00	[b]	(1.18)	.25	(.11)	.63	(.29)
Total from Investment Operations	.11		(.98)	.46	.13	.89	(.03)
Distributions:
Dividends from net investment income	(.11)		(.20)	(.21)	(.24)	(.26)	(.26)
Dividends from net realized gain on investments	-		(.12)	(.08)	(.07)	(.01)	(.00)	[b]
Total Distributions	(.11)		(.32)	(.29)	(.31)	(.27)	(.26)
Net asset value, end of period	10.22		10.22	11.52	11.35	11.53	10.91
Total Return (%)	1.12	[c]	(8.67)	4.07	1.20	8.28	(.22)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	[d]	.74	.72	.73	.72	.72
Ratio of net expenses to average net assets	.59	[d]	.59	.59	.59	.59	.59
Ratio of net investment income to average net assets	2.25	[d]	1.82	1.82	2.12	2.35	2.36
Portfolio Turnover Rate	52.16	[c]	67.51	64.18	79.52	90.17	45.71
Net Assets, end of period ($ x 1,000)	94,880		112,781	152,246	150,490	148,558	147,343

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

93

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
)	Six Months Ended
	February 28, 2023		Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.22		11.53	11.36	11.54	10.92	11.20
Investment Operations:
Net investment income[a]	.10		.17	.18	.21	.23	.23
Net realized and unrealized gain (loss) on investments	.00	[b]	(1.19)	.25	(.11)	.63	(.28)
Total from Investment Operations	.10		(1.02)	.43	.10	.86	(.05)
Distributions:
Dividends from net investment income	(.10)		(.17)	(.18)	(.21)	(.23)	(.23)
Dividends from net realized gain on investments	-		(.12)	(.08)	(.07)	(.01)	(.00)	[b]
Total Distributions	(.10)		(.29)	(.26)	(.28)	(.24)	(.23)
Net asset value, end of period	10.22		10.22	11.53	11.36	11.54	10.92
Total Return (%)	1.00	[c]	(8.98)	3.81	.95	8.00	(.38)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	[d]	.99	.97	.98	.97	.97
Ratio of net expenses to average net assets	.84	[d]	.84	.84	.84	.84	.84
Ratio of net investment income to average net assets	2.00	[d]	1.58	1.57	1.88	2.11	2.11
Portfolio Turnover Rate	52.16	[c]	67.51	64.18	79.52	90.17	45.71
Net Assets, end of period ($ x 1,000)	8,910		9,449	11,385	10,509	11,051	11,334

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

94

	Class M Shares
	Six Months Ended
	February 28, 2023		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2022	2021	2020	2019		2018
Per Share Data ($):
Net asset value, beginning of period	12.28		14.10	13.52	13.70	13.12		13.15
Investment Operations:
Net investment income[a]	.21		.36	.36	.40	.43		.44
Net realized and unrealized gain (loss) on investments	(.07)		(1.80)	.58	(.17)	.57		(.02)
Total from Investment Operations	.14		(1.44)	.94	.23	1.00		.42
Distributions:
Dividends from net investment income	(.20)		(.36)	(.36)	(.41)	(.42)		(.45)
Dividends from net realized gain on investments	(.15)		(.02)	-	-	(.00)	[b]	(.00)	[b]
Total Distributions	(.35)		(.38)	(.36)	(.41)	(.42)		(.45)
Net asset value, end of period	12.07		12.28	14.10	13.52	13.70		13.12
Total Return (%)	1.21	[c]	(10.38)	7.05	1.79	7.77		3.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	[d]	.65	.65	.69	.73		.75
Ratio of net expenses to average net assets	.74	[d]	.65	.65	.69	.73		.75
Ratio of interest and expense related to inverse floater notes issued to average net assets	.07	[d]	-	-	.04	.08		.10
Ratio of net investment income to average net assets	3.45	[d]	2.70	2.61	3.02	3.22		3.43
Portfolio Turnover Rate	27.64	[c]	57.75	52.25	75.12	72.96		41.48
Net Assets, end of period ($ x 1,000)	1,606,687		2,051,296	2,568,933	2,187,170	1,918,499		1,432,351

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

95

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Six Months Ended
	February 28, 2023		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2022	2021	2020	2019		2018
Per Share Data ($):
Net asset value, beginning of period	12.29		14.11	13.53	13.70	13.13		13.16
Investment Operations:
Net investment income[a]	.19		.33	.33	.38	.39		.40
Net realized and unrealized gain (loss) on investments	(.07)		(1.81)	.58	(.18)	.57		(.02)
Total from Investment Operations	.12		(1.48)	.91	.20	.96		.38
Distributions:
Dividends from net investment income	(.19)		(.32)	(.33)	(.37)	(.39)		(.41)
Dividends from net realized gain on investments	(.15)		(.02)	-	-	(.00)	[b]	(.00)	[b]
Total Distributions	(.34)		(.34)	(.33)	(.37)	(.39)		(.41)
Net asset value, end of period	12.07		12.29	14.11	13.53	13.70		13.13
Total Return (%)	1.00	[c]	(10.60)	6.78	1.54	7.50		3.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	[d]	.90	.90	.94	.98		1.00
Ratio of net expenses to average net assets	.99	[d]	.90	.90	.94	.98		1.00
Ratio of interest and expense related to inverse floater notes issued to average net assets	.07	[d]	-	-	.04	.08		.10
Ratio of net investment income to average net assets	3.20	[d]	2.45	2.36	2.77	2.97		3.12
Portfolio Turnover Rate	27.64	[c]	57.75	52.25	75.12	72.96		41.48
Net Assets, end of period ($ x 1,000)	60,806		75,580	103,130	55,217	63,551		32,924

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

96

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty series, including the following diversified funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. BNY Mellon serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). BNY Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which BNY Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

97

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as each fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to each fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities and futures are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following below summarizes the inputs used as of February 28, 2023 in valuing each fund’s investments:

BNY Mellon National Intermediate Municipal Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	1,748,778,070	-	1,748,778,070
Other Financial Instruments:
Futures††	8,187	-	-	8,187
Liabilities ($)
Other Financial Instruments:
Futures††	(33,607)	-	-	(33,607)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

98

BNY Mellon National Short-Term Municipal Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	591,529,402	-	591,529,402

† See Statement of Investments for additional detailed categorizations, if any.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	83,759,718	-	83,759,718
Liabilities ($)
Other Financial Instruments:
Futures††	(1,669)	-	-	(1,669)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	156,520,396	-	156,520,396
Liabilities ($)
Other Financial Instruments:
Futures††	(3,005)	-	-	(3,005)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	103,196,491	-	103,196,491
Liabilities ($)
Other Financial Instruments:
Futures††	(2,003)	-	-	(2,003)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

99

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund
	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	10,140,920	-	10,140,920
Municipal Securities	-	1,692,422,883	-	1,692,422,883
Other Financial Instruments:
Futures†††	221,921	-	-	221,921
Liabilities ($)
Other Financial Instruments:
Futures†††	(63,986)	-	-	(63,986)
Inverse Floater Notes††	-	(53,100,000)	-	(53,100,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the funds.

(c) Market Risk: The value of the securities in which each fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect each fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s share price. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

100

(d) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2023, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2023, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 1 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2022.

Table 2 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2022. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 1—Capital Loss Carryover
	Short-Term Losses($)†	Long-Term Losses($)†	Total($)
BNY Mellon National Short-Term Municipal Bond Fund	1,917,288	2,048,999	3,966,287

† These capital losses can be carried forward for an unlimited period.

Table 2—Tax Character of Distributions Paid
	2022
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon National Intermediate Municipal Bond Fund	52,234,279	2,308,078	11,558,019
BNY Mellon National Short-Term Municipal Bond Fund	8,939,270	-	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	3,070,224	280,754	1,156,945
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	6,222,890	18,698	158,563
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2,709,454	692,472	1,027,489
BNY Mellon Municipal Opportunities Fund	66,904,178	2,006,156	1,772,951

(f) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $135 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2023, the funds did not borrow under the Facilities.

NOTE 3—Management Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is payable monthly and computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, ..50% of BNY Mellon New York Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

For BNY Mellon National Short-Term Municipal Bond Fund, the Adviser has contractually agreed, from September 1, 2022 through December 30, 2023, to waive receipt of its fees and/or assume the direct expense of the fund so that the direct expense of neither class of fund shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .44% of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $328,114 during the period ended February 28, 2023.

For BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, the Adviser has contractually agreed, from September 1, 2022 through December 30, 2023, to waive receipt of its fees and/or assume the direct expense of the fund so that the direct expense of neither class of fund shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $91,534 during the period ended February 28, 2023.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Adviser has contractually agreed, from September 1, 2022 through December 30, 2023, to waive receipt of its fees and/or assume the direct expense of the fund so that the direct expense of neither class of fund shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $102,232 during the period ended February 28, 2023.

Pursuant to the Administration Agreement, BNY Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor

102

at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 3 summarizes the amounts Investor shares were charged during the period ended February 28, 2023, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 3—Shareholder Services Plan Fees

BNY Mellon National Intermediate Municipal Bond Fund	$67,484
BNY Mellon National Short-Term Municipal Bond Fund	24,713
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	6,358
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	12,091
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	11,281
BNY Mellon Municipal Opportunities Fund	82,519

The funds have arrangements with the BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates the Transfer Agent, under a transfer agency agreement, for providing cash management services inclusive of earnings credits, if any, for the funds. The Transfer Agent fees are comprised of amounts paid on cash management fees which are related to fund subscriptions and redemptions. BNY Mellon pays each fund’s Transfer Agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. During the period ended February 28, 2023, there were no Transfer Agent fees charged to the funds.

Each fund compensates the Custodian, under a custody agreement, for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 4 summarizes the amount each fund was charged during the period ended February 28, 2023 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 4.

Each fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the funds’ check writing privilege. Table 5 summarizes the amount each fund was charged during the period ended February 28, 2023 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5—BNY Mellon Cash Management Fees

BNY Mellon National Intermediate Municipal Bond Fund	$130
BNY Mellon National Short-Term Municipal Bond Fund	41
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	18
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	55
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	123
BNY Mellon Municipal Opportunities Fund	69

During the period ended February 28, 2023, each fund was charged $7,875 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 4—Custodian Fees
	Custodian Fees ($)	Custodian Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	20,746	-
BNY Mellon National Short-Term Municipal Bond Fund	14,452	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	4,306	(122)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	5,060	(87)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	5,164	(106)
BNY Mellon Municipal Opportunities Fund	21,952	(1,545)

103

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 6 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 7 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended February 28, 2023.

Table 6—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Management Fee ($)	Administration Fee ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	BNY Mellon Cash Management Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon National Intermediate Municipal Bond Fund	476,669	185,131	9,847	24,270	44	2,573	-
BNY Mellon National Short-Term Municipal Bond Fund	163,018	63,314	3,553	18,400	12	2,573	(58,856)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	32,875	8,938	881	5,760	6	2,573	(15,221)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	43,621	16,942	1,789	7,200	18	2,573	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	40,294	10,955	1,732	6,220	40	2,573	(20,097)
BNY Mellon Municipal Opportunities Fund	643,392	174,919	11,794	31,200	20	2,573	-

Table 7—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	816,154,460	1,283,934,256
BNY Mellon National Short-Term Municipal Bond Fund	403,845,654	608,957,342
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	66,042,725	96,596,288
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	92,012,068	194,996,460
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	57,892,011	75,591,673
BNY Mellon Municipal Opportunities Fund	497,673,853	896,099,386

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests

104

in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 28, 2023, was approximately $28,779,227, with a related weighted average annualized interest rate of 4.22%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The SEC adopted Rule 18f-4 under the Act, which regulates the use of derivatives transactions for certain funds registered under the Act. Each fund, with the exception of the BNY Mellon Municipal Opportunities Fund, is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of each fund’s net assets, and is subject to certain reporting requirements.

BNY Mellon Municipal Opportunities Fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund. Each type of derivative instrument that was held by each relevant fund during the period ended February 28, 2023 is discussed below.

Futures: In the normal course of pursuing their investment objective, each relevant fund exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in futures in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the funds with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at February 28, 2023 are set forth in the each relevant fund’s Statements of Investments.

Table 8 summarizes each fund’s average market value of derivatives outstanding during the period ended February 28, 2023.

Table 8—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon National Intermediate Municipal Bond Fund Interest rate futures	80,236,617
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Interest rate futures	4,031,692
BNY Mellon Massachusetts Intermediate Municipal Bond Fund Interest rate futures	8,913,076
BNY Mellon New York Intermediate Tax-Exempt Bond Fund Interest rate futures	4,495,444
BNY Mellon Municipal Opportunities Fund Interest rate futures	263,215,795

Table 9 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at February 28, 2023.

At February 28, 2023, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 9—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross (Depreciation) ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	10,088,164	86,180,231	(76,092,067)
BNY Mellon National Short-Term Municipal Bond Fund	268,189	19,856,304	(19,588,115)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	209,650	3,991,829	(3,782,179)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	325,784	9,465,035	(9,139,251)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	284,553	5,771,686	(5,487,133)
BNY Mellon Municipal Opportunities Fund	16,805,459	154,758,988	(137,953,529)

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For More Information

BNY Mellon Funds Trust

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Administrator

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 534434, Pittsburgh, Pennslylvania 15253-4434

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation	MFTSA0223-MB

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By: /s/ Patrick T. Crowe

Patrick T. Crowe

President (Principal Executive Officer)

Date: April 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Patrick T. Crowe

Patrick T. Crowe

President (Principal Executive Officer)

Date: April 19, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: April 19, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)